UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.   )

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KENEXA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Kenexa Corporation

650 East Swedesford Road, Second Floor

Wayne, Pennsylvania 19087

October 26, 2012

Dear Shareholders:

You are cordially invited to attend a special meeting of shareholders of Kenexa Corporation (“Kenexa”) to be held on Thursday, November 29, 2012, at 10:00 A.M., Eastern Time at the offices of Pepper Hamilton LLP, Eighteenth & Arch Streets, 3000 Two Logan Square, Philadelphia, PA 19103-2799.

At the special meeting, you will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of August 25, 2012, by and among International Business Machines Corporation (“IBM”), Jasmine Acquisition Corp. (“Sub”), a wholly-owned subsidiary of IBM, and Kenexa, as such agreement may be amended from time to time. Pursuant to the merger agreement, Sub will merge with and into Kenexa and as a result, under Pennsylvania law, Kenexa will become a wholly-owned subsidiary of IBM. We are also asking that you grant the authority to vote your shares in favor of adopting the merger, to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting and to approve, on an advisory (non-binding) basis, certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable.

If the merger is completed, Kenexa shareholders will be entitled to receive $46.00 in cash, without interest and less any applicable withholding taxes, for each share of Kenexa common stock owned by them as of the date of the merger.

Our board of directors unanimously determined that the terms and conditions of the merger and the merger agreement are fair to our shareholders and advisable and in the best interests of Kenexa. Accordingly, our board of directors has unanimously approved the merger agreement, the merger and the other transactions contemplated thereby, and unanimously recommends that you vote “FOR” the adoption of the merger agreement, “FOR” approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies and “FOR” the approval, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable.

Our board of directors considered a number of factors in evaluating the transaction and consulted with our legal and financial advisors. The enclosed proxy statement provides detailed information about the merger agreement and the merger. We encourage you to read this proxy statement carefully in its entirety.

Your vote is very important, regardless of the number of shares you own. The proposal to adopt the merger agreement must be approved by the holders of a majority of the votes cast by all Kenexa shareholders entitled to vote on the merger. Failure to vote and abstentions will have no effect on any of the proposals presented at the special meeting. Only shareholders who owned shares of Kenexa common stock at the close of business on October 24, 2012, the record date for the special meeting, will be entitled to vote at the special meeting. To vote your shares, you may return your proxy card, submit a proxy via the Internet or telephone or attend the special meeting and vote in person. Even if you plan to attend the meeting, we urge you to promptly submit a proxy for your shares via the Internet or telephone or by completing, signing, dating and returning the enclosed proxy card.

If you sign, date and return your proxy card or submit a proxy via the Internet or telephone without indicating how you wish to vote, your proxy will be voted “FOR” the adoption of the merger agreement, “FOR” the adjournment of the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting and “FOR” the approval, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable. If you fail to submit a proxy, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting. If you attend the special meeting and wish to vote in person, you may revoke your proxy and vote in person.

Thank you for your continued support of Kenexa.

Sincerely,

Nooruddin (Rudy) S. Karsan

Chairman and Chief Executive Officer

This proxy statement is dated October 26, 2012 and is first being mailed to shareholders of Kenexa on or about October 26, 2012.

KENEXA CORPORATION

650 East Swedesford Road, Second Floor

Wayne, Pennsylvania 19087

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

To the Shareholders of Kenexa Corporation:

Kenexa Corporation, a Pennsylvania corporation (“Kenexa”), will hold a special meeting of shareholders at the offices of Pepper Hamilton LLP, Eighteenth & Arch Streets, 3000 Two Logan Square, Philadelphia, PA 19103-2799, at 10:00 A.M., Eastern Time, on Thursday, November 29, 2012, for the following purposes:

1.	To consider and vote upon the adoption of the Agreement and Plan of Merger, dated as of August 25, 2012, by and among International Business Machines Corporation, a New York corporation (“IBM”), Jasmine Acquisition Corp., a Pennsylvania corporation and wholly-owned subsidiary of IBM (“Sub”), and Kenexa, as such agreement may be amended from time to time;

2.	To consider and vote upon the adjournment of the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting; and

3.	To consider and vote on a proposal to approve, on an advisory (non-binding) basis, certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable.

Only record holders of Kenexa common stock at the close of business on October 24, 2012 are entitled to receive notice of, and will be entitled to vote at, the special meeting, including any adjournments or postponements of the special meeting. Your vote is important, regardless of the number of shares of Kenexa’s common stock you own. The affirmative vote of the holders of a majority of votes cast by all Kenexa shareholders entitled to vote at the special meeting is required to adopt the merger agreement and to approve the proposal to adjourn the special meeting and certain “golden parachute” compensation, provided that a quorum is present. In the event that a quorum is not present in person or represented by proxy at the special meeting, it is expected that the special meeting will be adjourned by the chairman of the meeting to solicit additional proxies.

Under the Pennsylvania Business Corporation Law of 1988, the holders of any class or series of shares of a corporation are not entitled to exercise dissenters’ rights if the shares of the corporation are listed on a national securities exchange. Since Kenexa common stock is currently listed on The New York Stock Exchange, which is a national securities exchange, the holders of our common stock will not have the right to exercise dissenters’ rights in connection with the merger. If the merger agreement is adopted and the merger is completed, holders of Kenexa common stock who voted against the adoption of the merger agreement will be treated the same as holders who voted for the adoption of the merger agreement and their shares will automatically be converted into the right to receive the merger consideration.

You are cordially invited to attend the special meeting in person. Whether or not you expect to attend the special meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the special meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the special meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the special meeting, you must obtain a proxy issued in your name from that record holder.

If you sign, date and return your proxy card or submit a proxy via the Internet or telephone without indicating how you wish to vote, your proxy will be voted “FOR” the adoption of the merger agreement, “FOR” the adjournment of the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting and “FOR” the approval, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable. If you fail to return your proxy card and do not submit your proxy via the Internet or by telephone, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have no effect on (i) the merger proposal, (ii) the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to permit solicitations of additional proxies or (iii) approval, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable, if a quorum is present. If you do attend the special meeting and wish to vote in person, you may revoke your proxy and vote in person. You may revoke your proxy in the manner described in the enclosed proxy statement at any time before it has been voted at the special meeting.

Our board of directors unanimously recommends that you vote “FOR” adoption of the merger agreement, “FOR” adjournment of the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting and “FOR” the approval, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable.

The merger is described in the accompanying proxy statement, which we urge you to read carefully. A copy of the merger agreement is attached as Annex A to the proxy statement.

By Order of the Board of Directors,

Cynthia P. Dixon

Assistant Secretary

Wayne, Pennsylvania

October 26, 2012

YOUR VOTE IS IMPORTANT.

Whether or not you expect to attend the special meeting, please complete, date, sign and return the enclosed proxy card, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the special meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the special meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the special meeting, you must obtain a proxy issued in your name from that record holder.

KENEXA CORPORATION

SPECIAL MEETING OF SHAREHOLDERS

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following Q&A is intended to address some commonly asked questions regarding the special meeting of shareholders and the merger. These questions and answers may not address all questions that may be important to you as a Kenexa shareholder. We urge you to read carefully the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement.

Except as otherwise specifically noted in this proxy statement, “we,” “our,” “us” and similar words in this proxy statement refer to Kenexa Corporation. In addition, throughout this proxy statement, we refer to Kenexa Corporation as “Kenexa,” to Jasmine Acquisition Corp. as “Sub” and to International Business Machines Corporation as “IBM.”

The Special Meeting

Q: Why am I receiving this proxy statement?

A: Our board of directors is furnishing this proxy statement in connection with the solicitation of proxies to be voted at a special meeting of our shareholders, or at any adjournments or postponements of the special meeting, at which our shareholders will be asked to vote to adopt the merger agreement and approve certain proposals that we describe herein.

Q: Where and when is the special meeting of shareholders?

A: The special meeting of our shareholders will be held on Thursday, November 29, 2012 at 10:00 A.M., Eastern Time, at the offices of Pepper Hamilton LLP, Eighteenth & Arch Streets, 3000 Two Logan Square, Philadelphia, PA 19103-2799.

Q: What am I being asked to vote on?

A: You are being asked to grant to the proxies identified in the enclosed proxy card authority to vote to adopt a merger agreement that provides for the acquisition of Kenexa by IBM. The proposed acquisition would be accomplished through a merger of Sub, a wholly-owned subsidiary of IBM, with and into Kenexa. As a result of the merger, we will become a wholly-owned subsidiary of IBM and will no longer be a publicly-traded company. Our common stock will cease to be listed on The New York Stock Exchange, which we refer to in this proxy statement as the NYSE, and will be deregistered under the Securities Exchange Act of 1934, as amended, which we refer to in this proxy statement as the Securities Exchange Act.

In addition, you are being asked to grant to the proxies identified in the enclosed proxy card discretionary authority to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement. If we do not receive proxies from shareholders holding a sufficient number of shares to adopt the merger agreement, we could use the additional time to solicit additional proxies in favor of adoption of the merger agreement.

Additionally, you are being asked to approve, on an advisory (non-binding) basis, certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable.

Q: How does Kenexa’s board recommend that I vote?

A: At a meeting held on August 25, 2012, our board of directors unanimously approved the merger, the merger agreement and the other transactions contemplated thereby, and determined that the terms and conditions of the merger and the merger agreement are fair to our shareholders and advisable and in the best interests of Kenexa. Our board of directors unanimously recommends that you vote “FOR” the adoption of the merger agreement,

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“FOR” the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting and “FOR” the approval, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable.

The Proposed Merger

Q: What will I be entitled to receive pursuant to the merger?

A: As a result of the merger, our shareholders will be entitled to receive $46.00 in cash, without interest and less any applicable withholding taxes, for each share of our common stock they own as of the date of the completion of the merger. For example, if you own 100 shares of our common stock, you will be entitled to receive $4,600.00 in cash, without interest, less any applicable withholding taxes, in exchange for your 100 shares upon the completion of the merger. You will not own shares in the surviving corporation.

Q: What regulatory approvals and filings are needed to complete the merger?

A: The merger is subject to compliance with the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or the HSR Act, and clearance under the antitrust laws of various foreign jurisdictions. See “The Merger—Regulatory Matters” beginning on page 45.

Q: When do you expect the merger to be completed?

A: We are working toward completing the merger as quickly as possible and currently expect to consummate the merger in the fourth quarter of calendar year 2012. In addition to obtaining shareholder approval, we must satisfy all other closing conditions, including the receipt of regulatory approvals.

Q: What rights do I have if I oppose the merger?

A: Under Section 1571 of the Pennsylvania Business Corporation Law of 1988, the holders of any class or series of shares of a corporation are not entitled to exercise dissenters’ rights in connection with a merger if the shares of the corporation are listed on a national securities exchange. Consequently, because our common stock is currently listed on the NYSE, which is a national securities exchange, the holders of our common stock will not have the right to exercise dissenters’ rights in connection with the merger.

If the merger agreement is adopted and the merger is completed, holders of Kenexa common stock who voted against the adoption of the merger agreement will be treated the same as holders who voted for the adoption of the merger agreement and their shares will automatically be converted into the right to receive the merger consideration.

Q: What will happen to outstanding Kenexa equity compensation awards in the merger?

A: Subject to any provisions to the contrary in an offer letter between an individual employee of Kenexa and IBM (which we refer to as an Offer Letter), at the effective time of the merger:

•	Options to acquire Kenexa’s common stock outstanding and unexercised at the effective time of the merger will be treated in one of the following manners:

•

Each option that either (i) is vested (or will vest in connection with the merger), (ii) is held by a non-employee director, consultant or independent contractor of Kenexa or any of its subsidiaries or (iii) has an exercise price per share greater than or equal to the merger consideration of $46.00

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per share, will be cancelled at the effective time of the merger, and the holder thereof will be entitled to receive in consideration for such cancellation a cash payment as described below in “The Merger—Treatment of Outstanding Stock Options” beginning on page 42.

•

Any option not described above will be converted into an option to acquire, on substantially the same terms and conditions as were applicable to such option prior to the effective time of the merger, the number of shares of common stock of IBM with an exercise price per share, each determined as described below in “The Merger—Treatment of Outstanding Stock Options” beginning on page 42.

•	Restricted stock units that are outstanding and unsettled at the effective time of the merger will be treated in one of the following manners:

•

Each restricted stock unit that either (i) is vested (or will vest in connection with the merger) or (ii) is held by a non-employee director, consultant or independent contractor of Kenexa or any of its subsidiaries will be cancelled at the effective time of the merger, and the holder thereof will be entitled to receive in consideration for such cancellation a cash payment as described below in “The Merger—Treatment of Outstanding Restricted Stock Units” beginning on page 42.

•

Any restricted stock unit not described above will be converted into a restricted stock unit, on substantially the same terms and conditions as were applicable to such restricted stock unit prior to the effective time of the merger, with respect to a number of shares of common stock of IBM determined as described below in “The Merger—Treatment of Outstanding Restricted Stock Units” beginning on page 42.

•

Restricted stock outstanding at the effective time of the merger will be converted into the right to receive a cash payment as described below in “The Merger—Treatment of Outstanding Restricted Stock” beginning on page 43.

•

Under the merger agreement, the 2006 Employee Stock Purchase Plan, which we refer to in this proxy statement as the ESPP, will be terminated no later than the last trading day prior to the effective time of the merger and, if the ESPP remains in effect on the last trading day prior to the effective time of the merger, the amounts credited to the accounts of participants in the ESPP will be distributed to such participants as soon as practicable after the closing of the merger as described below in “The Merger—Treatment of Purchase Rights under 2006 Employee Stock Purchase Plan” beginning on page 43.

Q: Will the merger be taxable to me?

A: The receipt of cash in exchange for Kenexa common stock converted pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under applicable state, local or foreign income or other tax laws. Generally, for U.S. federal income tax purposes, a U.S. shareholder will recognize gain or loss equal to the difference between the amount of cash received by the shareholder in exchange for Kenexa common stock converted pursuant to the merger and the shareholder’s adjusted tax basis in the shares converted. If you are a non-U.S. holder, the merger will generally not be a taxable transaction to you under U.S. federal income tax laws unless you have certain connections to the United States, but may be a taxable transaction to you under non-U.S. federal income tax laws, and you are encouraged to seek tax advice regarding such matters. Because individual circumstances may differ, we recommend that you consult your own tax advisor to determine the particular tax effects to you. See “The Merger—Material United States Federal Income Tax Consequences of the Merger” beginning on page 43.

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Voting and Proxy Procedures

Q: Who is entitled to vote at the special meeting?

A: Only shareholders of record as of the close of business on October 24, 2012 are entitled to receive notice of the special meeting and to vote the shares of our common stock that they held at that time at the special meeting or at any adjournments or postponements of the special meeting.

Q: What vote is required to adopt the merger agreement?

A: Adoption of the merger agreement requires the affirmative vote of the holders of a majority of votes cast by all Kenexa shareholders entitled to vote at the special meeting, provided that a quorum is present. In the event that a quorum is not present in person or represented by proxy at the special meeting, it is expected that the special meeting will be adjourned by the chairman of the meeting to solicit additional proxies.

As of October 24, 2012, the record date for determining who is entitled to vote at the special meeting, there were 27,603,460 shares of our common stock issued and outstanding. At the close of business on the record date, our directors and executive officers beneficially owned and were entitled to vote shares of our common stock, which represented approximately 9.8% of the shares of our outstanding common stock on that date. Each of our directors and executive officers have executed and delivered to IBM a shareholder agreement pursuant to which, among other things, each director and executive officer has agreed to vote their shares of common stock in favor of adoption of the merger agreement.

Our bylaws provide that a quorum is present at the special meeting if the holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled to vote at the meeting are present in person or represented by proxy.

Q: What vote is required to adjourn the special meeting to a later date, if necessary or appropriate, in order to solicit additional proxies from our shareholders in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting?

A: Approval of the proposal to adjourn the special meeting to a later date, if necessary or appropriate, in order to solicit additional proxies from our shareholders in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting requires the affirmative vote of the holders of a majority of votes cast by all Kenexa shareholders entitled to vote at the special meeting, provided that a quorum is present. In the event that a quorum is not present in person or represented by proxy at the special meeting, it is expected that the special meeting will be adjourned by the chairman of the meeting to solicit additional proxies.

Our bylaws provide that a quorum is present at the special meeting if the holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled to vote at the meeting are present in person or represented by proxy.

Q: What vote is required to approve the non-binding proposal regarding the “golden parachute” compensation that the named executive officers of Kenexa will or may receive in connection with the merger?

A: Approval of the non-binding proposal regarding the “golden parachute” compensation that the named executive officers of Kenexa will or may receive in connection with the merger requires the affirmative vote of the holders of a majority of votes cast by all Kenexa shareholders entitled to vote at the special meeting, provided that a quorum is present. In the event that a quorum is not present in person or represented by proxy at the special meeting, it is expected that the special meeting will be adjourned by the chairman of the meeting to solicit additional proxies.

Our bylaws provide that a quorum is present at the special meeting if the holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled to vote at the meeting are present in person or represented by proxy.

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Q: Why am I being asked to cast a non-binding, advisory vote to approve the “golden parachute” compensation that the named executive officers of Kenexa will or may receive in connection with the merger?

A: Section 14A of the Securities Exchange Act requires us to conduct an advisory (non-binding) vote with respect to certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable.

Q: What will happen if our shareholders do not approve the “golden parachute” compensation at the special meeting?

A: Approval of the “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable, is a vote separate and apart from the vote to adopt the merger agreement and is not a condition to completion of the merger. The vote with respect to the “golden parachute” compensation is an advisory vote and will not be binding on Kenexa or IBM. Therefore, if the merger is approved by our shareholders and completed, the “golden parachute” compensation will be paid to the named executive officers if and when due, regardless of the outcome of the advisory vote on “golden parachute” compensation.

Q: If my broker holds my shares in “street name,” will my broker vote my shares for me?

A: No. Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares following the procedure provided by your broker. Without instructions, your shares will not be voted, which will have no effect on (i) the merger proposal, (ii) the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to permit solicitations of additional proxies or (iii) the proposal to approve, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable.

Q: What do I need to do now?

A: We urge you to read this proxy statement carefully and consider how the merger affects you. Then mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible, or submit a proxy via the Internet or telephone, so that your shares can be voted at the special meeting of our shareholders. If you hold your shares of our common stock in “street name,” follow the instructions you receive from your broker or bank. Please do not send your stock certificates with your proxy card.

Q: May I vote in person?

A: Yes. If your shares are registered in your name, you may attend the special meeting and vote your shares in person, rather than signing and returning your proxy card or submitting a proxy via the Internet or telephone. If your shares are held in “street name,” you must obtain a proxy from your broker or other nominee in order to attend the special meeting and vote in person. Even if you plan to attend the special meeting in person, we urge you to complete, sign, date and return the enclosed proxy card or submit a proxy via the Internet or telephone to ensure that your shares will be represented at the special meeting.

Q: How do I vote my shares of common stock? May I submit a proxy via the Internet or telephone?

A: If your shares are registered in your name, you may cause your shares to be voted by returning a signed proxy card or voting in person at the special meeting. Additionally, you may submit a proxy authorizing the voting of

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your shares via the Internet at www.proxyvote.com or telephonically by calling 1-800-690-6903. You must have the enclosed proxy card available and follow the instructions on the proxy card in order to submit a proxy via the Internet or telephone.

If your shares are held in “street name” through a broker or other nominee, you may provide voting instructions by completing and returning the voting form provided by your broker or nominee, or via the Internet or telephone through your broker or nominee, if such a service is provided. To provide voting instructions via the Internet or telephone through your broker or nominee, you should follow the instructions on the voting form provided by your broker or nominee.

Q: What happens if I do not return my proxy card, submit a proxy via the Internet or telephone or attend the special meeting and vote in person?

A: In the event that a quorum is not present in person or represented by proxy at the special meeting, it is expected that the special meeting will be adjourned by the chairman of the meeting to solicit additional proxies. If a quorum is present in person or represented by proxy at the special meeting, approval of (i) adoption of the merger agreement, (ii) the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting and (iii) the proposal regarding “golden parachute” compensation, require the affirmative vote of the holders of a majority of votes cast by all Kenexa shareholders entitled to vote at the special meeting and, therefore, if you do not vote in person or by proxy, it will have no effect on the outcome of such proposals.

Q: May I change my vote after I have mailed my signed proxy card or delivered a proxy via the Internet or telephone?

A: Yes. You may change your vote at any time before your proxy card is voted at the special meeting. If you have sent a proxy directly to Kenexa, you may revoke your proxy by:

•

delivering a written revocation of the proxy or a later dated, signed proxy card, to our Corporate Secretary at our corporate offices at Kenexa Corporation, 650 East Swedesford Road, Second Floor, Wayne, Pennsylvania 19087, on or before the business day prior to the special meeting;

•	delivering a new, later-dated proxy by telephone or via the Internet on or before the business day prior to the special meeting;

•	delivering a written revocation or a later-dated, signed proxy card to us at the special meeting prior to the taking of the vote on the matters to be considered at the special meeting; or

•	attending the special meeting and voting in person.

If you have instructed a broker or other nominee to vote your shares, you may revoke your proxy only by following the directions received from your broker or nominee to change those instructions.

Revocation of a proxy will not affect any vote taken prior to revocation. Attendance at the special meeting will not in itself constitute the revocation of a proxy; you must vote in person at the special meeting to revoke a previously delivered proxy.

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will

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receive more than one proxy card. Please complete, sign, date and return (or submit via the Internet or telephone with respect to) each proxy card and voting instruction card that you receive.

Q: What happens if I sell or otherwise transfer my shares of Kenexa common stock before the special meeting?

A: The record date for the special meeting is earlier than the date of the special meeting and the date that the merger is expected to be completed. If you sell or otherwise transfer your shares of our common stock after the record date but before the special meeting, you will retain your right to vote at the special meeting but will transfer the right to receive the merger consideration. Even if you sell or otherwise transfer your shares of our common stock after the record date, we urge you to complete, sign, date and return the enclosed proxy or submit your proxy via the Internet or telephone.

Q: Should I send in my stock certificates now?

A: No. After the merger is completed, you will receive written instructions for exchanging your shares of our common stock for the merger consideration of $46.00 in cash, without interest and less any applicable withholding taxes, for each share of our common stock you hold.

Q: Who can help answer my questions?

A: If you would like additional copies, without charge, of this proxy statement or if you have questions about the merger, including the procedures for voting your shares, you should contact:

Kenexa Corporation

Attn: Investor Relations

650 East Swedesford Road, Second Floor

Wayne, PA 19087

Telephone: (866) 888-8121

or

Georgeson Inc.

199 Water Street – 26th Floor

New York, NY 10038

Banks and Brokers Call: (212) 440-9800

Toll-Free Call: (866) 277-0928

Neither the Securities and Exchange Commission, which we may refer to in this Proxy Statement as the SEC, nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosures in this proxy statement. Any representation to the contrary is a criminal offense.

-vii-

FORWARD-LOOKING INFORMATION

This proxy statement contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act that are based on our current expectations, assumptions, beliefs, estimates and projections about our company and our industry. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “project,” “should,” “could” and similar expressions. Factors that may affect those forward-looking statements include, among other things:

•	the risk that the merger may not be consummated in a timely manner, if at all,

•	the risk that the regulatory approvals required to complete the merger will not be obtained in a timely manner, if at all,

•

the risk that the merger agreement may be terminated in circumstances that require us to pay IBM a termination fee of $52 million and reimburse IBM for its expenses up to $5 million in connection therewith,

•	risks regarding a loss of or a substantial decrease in business from our major customers,

•	risks related to diverting management’s attention from our ongoing business operations,

•	risks regarding employee retention, and

•	other risks detailed in our current filings with the SEC, including our most recent filings on Form 10-K and Form 10-Q, which discuss these and other important risk factors concerning our operations.

We caution you that reliance on any forward-looking statement involves risks and uncertainties and that, although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will necessarily achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances.

SUMMARY

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the merger fully and for a more complete description of the legal terms of the merger, you should read carefully this entire proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement. See “Where You Can Find More Information” on page 73. The merger agreement is attached as Annex A to this proxy statement. We encourage you to read the merger agreement, which is the legal document governing the merger. Each item in this summary references another section of this proxy statement with more detailed disclosure about that item.

The Companies (page 18)

Kenexa Corporation

650 East Swedesford Road, Second Floor

Wayne, Pennsylvania 19087

Telephone: (866) 888-8121

Kenexa, a Pennsylvania corporation, began its operations in 1987. We are a leading provider of software-as-a-service, or SaaS, solutions that enable organizations to more effectively recruit, retain and develop employees. Our solutions are built around a suite of easily configurable software applications that automate talent acquisition and employee performance management best practices. We complement our software applications with tailored combinations of proprietary content, outsourcing services and consulting services based on our 25 years of experience assisting customers in addressing their Human Resource (HR) requirements. Together, our software applications, content and services form complete solutions that our customers find more effective than the point technology or service solutions available from other vendors. We believe that these solutions enable our customers to improve the effectiveness of their talent acquisition programs, increase employee productivity and retention, measure key HR metrics and make their talent acquisition and employee performance management programs more efficient.

International Business Machines Corporation

New Orchard Road

Armonk, New York 10504

Telephone: (914) 499-1900

IBM, a New York corporation, creates business value for clients and solves business problems through integrated solutions that leverage information technology and deep knowledge of business processes. IBM solutions typically create value by reducing a client’s operational costs or by enabling new capabilities that generate revenue. These solutions draw from an industry leading portfolio of consulting, delivery and implementation services, enterprise software, systems and financing.

Jasmine Acquisition Corp.

New Orchard Road

Armonk, New York 10504

Telephone: (914) 499-1900

Sub, a Pennsylvania corporation and a wholly-owned subsidiary of IBM, was organized solely for the purpose of entering into the merger agreement and completing the merger and the other transactions contemplated by the merger agreement. Sub has not conducted any business operations other than in connection with the transactions contemplated by the merger agreement. Upon consummation of the merger, Sub will cease to exist, and Kenexa will continue as the surviving corporation.

Merger Consideration (page 48)

If the merger is completed, you will be entitled to receive $46.00 in cash, without interest and less any applicable withholding taxes, in exchange for each share of Kenexa common stock that you own immediately prior to the effective time of the merger.

After the merger is completed, you will have the right to receive the merger consideration, but you will no longer have any rights as a Kenexa shareholder as a result of the merger. Our shareholders will receive the merger consideration in exchange for their shares of our common stock in accordance with the instructions contained in the letter of transmittal to be sent to holders of shares of our common stock as soon as reasonably practicable after the closing of the merger.

Treatment of Stock Options, Restricted Stock Units, Restricted Stock and Purchase Rights (page 48)

Stock Options

Cash-Out Options. Subject to any provisions to the contrary in an Offer Letter, each outstanding and unexercised option to acquire shares of our common stock to the extent that such option either (i) is vested (or will vest in connection with the merger), (ii) is held by any of our or our subsidiaries’ non-employee directors, consultants or independent contractors or (iii) has an exercise price per share greater than or equal to the merger consideration of $46.00 per share will be cancelled at the effective time of the merger and will be converted into the right of the holder thereof to receive, in consideration for such cancellation, an amount in cash, without interest and less any applicable withholding taxes, payable at or as soon as practicable following the effective time of the merger, equal to the product of the number of shares of our common stock that are subject to such option, and the excess, if any, of the merger consideration of $46.00 per share over the exercise price per share of the common stock subject to such option.

Rollover Options. Subject to any provisions to the contrary in an Offer Letter, each outstanding and unexercised option to acquire shares of our common stock that will not be cancelled in the manner described in the preceding paragraph will be converted into an option to acquire, on substantially the same terms and conditions as were applicable to such option prior to the effective time of the merger, the number of shares of IBM’s common stock equal to the product of the number of shares of our common stock that are subject to such option and the exchange ratio (which will be determined in accordance with the merger agreement) rounded down to the nearest whole share of IBM’s common stock. The exercise price of such converted option per share of IBM’s common stock as of immediately following such conversion will be equal to the per share exercise price for the shares of our common stock purchasable pursuant to such option prior to the effective time of the merger divided by the exchange ratio, rounded up to the nearest whole cent.

Restricted Stock Units

Cash-Out Restricted Stock Units. Subject to any provisions such restricted stock unit to the contrary in an Offer Letter, each outstanding and unsettled restricted stock unit to the extent that such restricted stock unit either (i) is vested (or will vest in connection with the merger) or (ii) is held by any of our or our subsidiaries’ non-employee directors, consultants or independent contractors will be cancelled at the effective time of the merger and will be converted into the right of the holder thereof to receive in consideration for such cancellation an amount in cash, without interest and less any applicable withholding taxes, payable at or as soon as practicable following the effective time of the merger, equal to the product of the number of shares of our common stock that are subject to such restricted stock unit and the merger consideration of $46.00 per share.

Rollover Restricted Stock Units. Subject to any provisions to the contrary in an Offer Letter, each outstanding and unsettled restricted stock unit that will not be cancelled in the manner described in the preceding paragraph will be converted at the effective time of the merger into a restricted stock unit, subject to substantially the same terms and conditions as were applicable to the restricted stock unit prior to the effective time of the merger, with respect to a number of shares of IBM’s common stock equal to the product of the number of shares of our common stock underlying the restricted stock unit prior to the effective time of the merger and the exchange ratio (which will be determined in accordance with the merger agreement) rounded down to the nearest whole share of IBM’s common stock.

Restricted Stock

Each outstanding share of restricted stock will be converted into the right to receive the merger consideration of $46.00 per share.

Treatment of Purchase Rights under 2006 Employee Stock Purchase Plan

Under the merger agreement, the 2006 Employee Stock Purchase Plan, which we refer to in this proxy statement as the ESPP, will be terminated no later than the last trading day prior to the effective time of the merger, and, if the ESPP remains in effect on the last trading day prior to the effective time of the merger, the amounts credited to the accounts of participants in the ESPP will be distributed to such participants as soon as practicable after the closing of the merger.

Market Prices and Dividend Data (page 13)

Our common stock is listed on the NYSE under the symbol “KNXA.” On August 24, 2012, the last trading day before the public announcement of the merger, the closing price for our common stock was $32.39 per share, and on October 23, 2012, the latest practicable trading day before the printing of this proxy statement, the closing price for our common stock was $45.88 per share.

We did not declare or pay any cash dividends on our common stock during the three most recent fiscal years.

Material United States Federal Income Tax Consequences of the Merger (page 43)

The conversion of shares of our common stock into the right to receive $46.00 per share of cash merger consideration generally will be a taxable transaction to our shareholders for U.S. federal income tax purposes. See “The Merger—Material United States Federal Income Tax Consequences of the Merger” beginning on page 43.

Tax matters can be complicated, and the tax consequences of the merger to you will depend on the facts of your own situation. We strongly recommend that you consult your own tax advisor to fully understand the tax consequences of the merger to you.

Recommendation of Kenexa’s Board of Directors and Reasons for the Merger (page 22)

Our board of directors unanimously recommends that you vote “FOR” the adoption of the merger agreement, “FOR” the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting and “FOR” the approval, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable. At a meeting of our board of directors on August 25, 2012, after consultation with our financial and legal advisors, our board of directors unanimously determined that the terms and conditions of the merger and the merger agreement are fair to our shareholders and advisable and in the best interests of Kenexa and unanimously approved the merger, the merger agreement and the other transactions contemplated thereby.

In the course of reaching its decision, our board of directors consulted with our senior management, financial advisor and legal counsel, reviewed a significant amount of information and considered a number of factors. For a discussion of the factors considered by our board of directors in reaching its decision to approve the merger agreement and recommend that our shareholders adopt the merger agreement, see “The Merger—Recommendation of Kenexa’s Board of Directors and Reasons for the Merger” beginning on page 22.

Opinion of Lazard Frères & Co. LLC (page 25)

In connection with the merger, on August 25, 2012, our financial advisor, Lazard Frères & Co. LLC, which we refer to as Lazard, rendered its oral opinion to our board of directors, subsequently confirmed in writing, that, as of such date, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations, set forth therein, the per share merger consideration to be paid to holders of our common stock other than shares of our common stock held by IBM or Sub (such holders, collectively referred to this proxy statement as excluded holders), in the merger was fair, from a financial point of view, to such holders.

The full text of Lazard’s written opinion, dated August 25, 2012, which sets forth the assumptions made, procedures followed, factors considered, and qualifications and limitations on the review undertaken by Lazard in connection with its opinion is attached to this proxy statement as Annex B and is incorporated into this proxy statement by reference. We encourage you to read Lazard’s opinion, and the section entitled “The Merger—Opinion of Lazard Frères & Co. LLC” beginning on page 25 of this proxy statement, carefully and in their entirety. Lazard’s opinion was directed to our board of directors for the information and assistance of our board of directors in connection with its evaluation of the merger and only addressed the fairness, from a financial point of view, to the holders of our common stock (other than the excluded holders) of the per share merger consideration to be paid to such holders in the merger as of the date of Lazard’s opinion. Lazard’s opinion did not address any other aspect of the merger and was not intended to and does not constitute a recommendation to any holder of our common stock as to how such holder should vote or act with respect to the merger or any matter relating thereto.

The Special Meeting of Kenexa’s Shareholders (page 14)

Date, Time and Place. A special meeting of our shareholders will be held on Thursday, November 29, 2012, at the offices of Pepper Hamilton LLP, Eighteenth & Arch Streets, 3000 Two Logan Square, Philadelphia, PA 19103-2799, at 10:00 A.M., Eastern Time, to consider and vote upon:

•	a proposal to adopt the merger agreement,

•

a proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting, and

•

a proposal to approve, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable.

Record Date and Voting Power. You are entitled to vote at the special meeting if you owned shares of our common stock at the close of business on October 24, 2012, the record date for the special meeting. You will have one vote at the special meeting for each share of our common stock you owned at the close of business on the record date. There are 27,603,460 shares of our common stock outstanding and entitled to be voted at the special meeting.

Quorum. A quorum of shareholders is necessary to hold a valid special meeting. Under our bylaws, a quorum is present at the special meeting if the holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled to vote at the meeting are present in person or represented by proxy.

Required Vote. The adoption of the merger agreement and the approval of (i) the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting and (ii) the proposal to approve, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to our named executive officers in connection with the merger, including the agreements and understandings with us pursuant to which such compensation may be paid or become payable, require the affirmative vote of the holders of a majority of votes cast by all Kenexa shareholders entitled to vote at the special meeting, provided that a quorum is present. In the event that a quorum is not present in person or represented by proxy at the special meeting, it is expected that the special meeting will be adjourned by the chairman of the meeting to solicit additional proxies.

Interests of Kenexa’s Executive Officers and Directors in the Merger (page 33)

When considering the recommendation of our board of directors, you should be aware that members of our board of directors and our executive officers have interests in the merger in addition to their interests as our shareholders generally, as described below. These interests may be different from, or in conflict with, your interests as one of our shareholders. The members of our board of directors were aware of these additional interests, and considered them, when they approved the merger agreement.

Pursuant to the terms of the merger agreement and agreements evidencing equity awards awarded to our non-employee directors, all of the then-unvested options and restricted stock held by each of our non-employee directors will become fully vested at the effective time of the merger. The general treatment of options and restricted stock in the merger, including such awards held by our non-employee directors, is described below under “The Merger—Treatment of Outstanding Stock Options” and “The Merger—Treatment of Outstanding Restricted Stock” beginning on pages 42 and 43, respectively.

Under the Kenexa Change in Control Severance Plan, which we may refer to in this Proxy Statement as the Change in Control Plan, all unvested equity and equity based awards held by our named executive officers will accelerate and become fully vested immediately prior to (and contingent on) the occurrence of a “change in control” (as such term is defined in the Change in Control Plan). The closing of the merger will meet the definition of a “change in control” under the Change in Control Plan.

Options and restricted stock units held by each of Messrs. Nooruddin (Rudy) S. Karsan and Troy A. Kanter will be afforded the treatment described in “The Merger—Treatment of Outstanding Stock Options” beginning on page 42 and “The Merger—Treatment of Outstanding Restricted Stock Units” beginning on page 42.

Each of Messrs. Donald F. Volk, James P. Restivo and Archie L. Jones, Jr. has received and accepted an Offer Letter. Messrs. Volk and Jones will continue to be entitled to the equity acceleration each is entitled to under the Change in Control Plan; however, their Offer Letters will supersede and replace their existing severance entitlements under the Change in Control Plan. Mr. Restivo’s Offer Letter will supersede and replace his existing Kenexa employment arrangement, and he will not be entitled to any of the benefits under such existing arrangements, including any severance or acceleration of vesting of equity based awards under the Change in Control Plan, except as provided under his Offer Letter. All of the Offer Letters are conditioned upon the closing of the merger and the executive officer’s continued employment with Kenexa through the closing of the merger and will provide certain retention/severance payments and equity compensation benefits to such individuals, as described below. In addition, each of Messrs. Karsan, Kanter, Volk, Restivo and Jones has entered into a non-competition and non-solicitation agreement with IBM.

Pursuant to the Offer Letters with each of Messrs. Volk, Restivo and Jones:

•

these executive officers will initially receive the following base salaries upon their transition to IBM payroll: Mr. Volk, $44,792 monthly; Mr. Jones, $31,959 monthly; and Mr. Restivo, an amount to be determined but initially no lower than his current Kenexa annual base salary of $225,000;

•

Messrs. Volk and Jones will be entitled to participate in a transition program pursuant to which each executive will be eligible to receive a cash payment equal to $1,275,000 and $792,000, respectively, payable as soon as practicable following the 12-month anniversary of the closing of the merger or, subject to the execution of IBM’s standard release of claims, in the event that his employment is terminated by IBM without “cause” (as such term is described in the executive officer’s Offer Letter) or due to the executive officer’s death or disability prior to such 12-month anniversary;

•

Mr. Restivo will be entitled to participate in a retention program pursuant to which he will be eligible to receive cash payments equal to an aggregate of $1,000,000 following the completion of each of three milestone periods following the closing of the merger, ending on the six-month, one-year and two-year anniversaries of the closing of the merger;

•

if IBM terminates Mr. Restivo’s employment without “cause” (as such term is described in his Offer Letter) after the one-year anniversary, but prior to the two-year anniversary, of the closing of the merger or due to his death or disability (the latter as described in his Offer Letter) prior to the two-year anniversary of the closing of the merger, he will be entitled to receive the retention payment for the then-applicable milestone period, subject to his execution of IBM’s standard release of claims;

•

if IBM terminates Mr. Restivo’s employment without “cause” (as such term is described in his Offer Letter) prior to the one-year anniversary of the closing of the merger, he will be entitled to a lump-sum cash payment equal to $400,000 (in lieu of any amounts receivable pursuant to the terms of the retention program described above), subject to execution of IBM’s standard release of claims; and

•

if IBM terminates Mr. Restivo’s employment without “cause” (as such term is described in his Offer Letter) or due to his death or disability prior to the final vesting date with respect to converted Kenexa equity awards, any such equity awards will vest in full.

Messrs. Karsan’s and Kanter’s employment arrangements with Kenexa will remain in effect following the merger. Pursuant to the Change in Control Plan, Messrs. Karsan and Kanter are each eligible to receive (A) a lump-sum payment equal to 1.75 times the sum of (i) his base salary and (ii) his target bonus opportunity for the fiscal year in which the termination occurs and (B) a payment of a pro-rata bonus for the year in which the termination occurs, determined and paid at the same time as other employee bonuses are paid with respect to such year, in the event that his employment is terminated without “cause” or he resigns for “good reason” (as such terms are defined in the Change in Control Plan) within two years after a change in control of Kenexa, subject to his execution of a release of claims.

The surviving corporation in the merger will assume, and IBM will cause the surviving corporation and its successors and assigns to comply with and honor, all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the merger existing in favor of our and our subsidiaries’ current or former directors or officers as provided in our and their respective certificates of incorporation or bylaws (or comparable organizational documents) and any indemnification or other agreements as in effect on the date of the merger agreement.

In the event the surviving corporation consolidates with or merges into another entity and is not the continuing or surviving entity of such consolidation or merger or transfers all or substantially all of its properties and assets to another entity, or if IBM dissolves the surviving corporation, IBM will cause the successors and assigns of the surviving corporation to comply with and honor the indemnification and other obligations set forth above.

IBM will obtain or will cause to be obtained as of the effective time of the merger a “tail” insurance policy with a claims period of six years from the effective time of the merger with respect to directors’ and officers’ liability insurance covering those persons who were, as of the date of the merger agreement, covered by our directors’ and officers’ liability insurance policy, for acts or omissions occurring prior to the effective time of the merger, on terms that are no less favorable than our policies in effect on the date of the merger agreement, as described below in “The Merger Agreement—Indemnification and Insurance” beginning on page 64.

Shareholder Agreements (page 66)

At the close of business on the record date, our directors and executive officers beneficially owned and were entitled to vote shares of our common stock, which represented approximately 9.8% of the shares of our outstanding common stock on that date. Each of our directors and executive officers have executed and delivered to IBM a shareholder agreement pursuant to which, among other things, each director and executive officer has agreed to vote their shares of common stock in favor of adoption of the merger agreement and grant IBM an irrevocable proxy in respect thereof. Each of the shareholder agreements is substantially similar to the form of shareholder agreement attached as Exhibit A to the merger agreement.

Legal Matter Regarding the Merger

Subsequent to the announcement of the merger, our board of directors received a letter from a law firm representing an alleged shareholder demanding that we institute a lawsuit on behalf of the Company to assert claims that our directors failed to comply with their fiduciary duties in connection with the merger. The letter indicates that in the event our board of directors does not institute an action, the law firm’s client may do so. Our board of directors has formed a special committee to review, with independent counsel, the claims in the letter.

Conditions to the Closing of the Merger (page 61)

Our, IBM’s and Sub’s obligations to effect the merger are subject to the satisfaction or waiver of the following conditions:

•	the adoption of the merger agreement by our shareholders;

•	the expiration or termination of any waiting period applicable to the merger required under the HSR Act;

•

the receipt of any other approval or the termination or expiration of any other waiting period under any other applicable competition, merger control, antitrust or similar law that is applicable to the merger; and

•

the absence of any temporary restraining order, preliminary or permanent injunction or other judgment, order, writ or decree issued by a court of competent jurisdiction or other legal restraint or prohibition that has the effect of preventing the consummation of the merger.

IBM’s and Sub’s obligations to effect the merger are further subject to the satisfaction by us or waiver by them of the following conditions:

•

each of our representations and warranties contained in the merger agreement is true and correct, to the extent required under the merger agreement, as of the date of the merger agreement and as of the closing date of the merger, as described below under the heading “The Merger Agreement—Conditions to the Closing of the Merger” beginning on page 61;

•

our performance, in all material respects, of all obligations required to be performed by us under the merger agreement at or prior to the closing date, and IBM shall have received a certificate to that effect;

•	the absence of any claim, suit, action or proceeding brought or threatened by a governmental entity:

•	challenging or seeking to restrain or prohibit the consummation of the merger or the other transactions contemplated by the merger agreement;

•	seeking to obtain damages from IBM or its subsidiaries that are material, individually or in the aggregate, in relation to the value of us and our subsidiaries, taken as a whole;

•

seeking to prohibit or limit in any respect, or place conditions on, the ownership or operation by us, IBM or our or its respective affiliates of all or any portion of the business or assets or any product, or requiring any such party to dispose of, license or hold separate all or any portion of the business or assets or any product of us, IBM or any of our or its subsidiaries, in each case, as a result of or in connection with the merger or any of the other transactions contemplated by the merger agreement;

•

seeking to directly or indirectly impose limitations on the ability of IBM or any of its affiliates to acquire or hold, or exercise full rights of ownership of, shares of our common stock or the common stock of the surviving corporation or any of IBM’s subsidiaries;

•	seeking to directly or indirectly prohibit IBM or any of its affiliates from effectively controlling in any respect any of the business or operations of us or our or IBM’s subsidiaries; or

•

seeking to directly or indirectly prevent us or our or IBM’s subsidiaries from operating our or their respective businesses in substantially the same manner as operated by us or them prior to the date of the merger agreement;

•

the absence of any temporary restraining order, preliminary or permanent injunction, or other judgment, order or decree issued by a court of competent jurisdiction or other legal restraint or prohibition that could reasonably be expected to result, directly or indirectly, in any of the effects described in the immediate preceding condition;

•

IBM shall have received evidence, in form and substance reasonably satisfactory to it, that IBM or we have obtained all material (individually or in the aggregate) consents, approvals, authorizations, qualifications and orders of all governmental entities legally required to effect the merger and all consents, licenses, approvals and waivers required to enable the material operations of us and our subsidiaries to be conducted by IBM following the merger in substantially the same manner as conducted by us and our subsidiaries prior to the merger agreement, in each case without requiring the payment of additional money material to us and our subsidiaries, taken as a whole, or the grant of any concessions or licenses;

•	we will provide IBM with a pay-off letter with respect to a certain credit agreement, reasonably satisfactory to IBM, to be effective upon payment of amount specified therein;

•	a material adverse effect has not occurred with respect to us since the date of the merger agreement, and IBM shall have received a certificate to that effect;

•	certain joint venture agreements involving our subsidiaries will be terminated prior to, or simultaneously with, closing of the merger; and

•

if (and only in the event that) IBM has caused to be made available to us and our subsidiaries, as applicable, a facility that is suitable and appropriately equipped (at IBM’s expense) for such purpose no later than five business days prior to the closing, we shall have relocated all employees from our facility in Madhurawada Village, Visakhapatnam Rural Mandal, Visakhapatnam District, Andhra Pradesh, India to such facility.

Our obligations to effect the merger are subject to the further satisfaction by IBM and/or Sub or waiver by us of the following conditions:

•

each of the representations and warranties of IBM and Sub contained in the merger agreement is true and correct, to the extent required under the merger agreement, as of the date of the merger agreement and as of the closing date of the merger, as described below under the heading “The Merger Agreement—Conditions to the Closing of the Merger” beginning on page 61; and

•

IBM’s and Sub’s performance, in all material respects, of all obligations required to be performed by them under the merger agreement at or prior to the closing date of the merger, and we shall have received a certificate to that effect.

No Solicitation of Acquisition Proposals by Kenexa (page 56)

We have agreed that we will not, and will not authorize or permit any of our subsidiaries to, nor will we authorize or permit any of our or our subsidiaries’ directors, officers or employees or any of our or their investment bankers, attorneys, accountants or other advisors or representatives to, directly or indirectly:

•

solicit, initiate or encourage, or take any other action to facilitate, any takeover proposal or any inquiries or the making of any proposal that could reasonably be expected to lead to a takeover proposal (as defined in the merger agreement and described below under the heading “The Merger Agreement—Covenants—Board Recommendation” beginning on page 57); or

•

enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or otherwise cooperate with any person with respect to, any takeover proposal.

Despite these general prohibitions, at any time prior to the adoption of the merger agreement by our shareholders and subject to the conditions described below under the heading “The Merger Agreement—Covenants—No Solicitation of Acquisition Proposals” beginning on page 56, in response to a bona fide written unsolicited takeover proposal that our board determines in good faith is, or is reasonably likely to lead to, a superior proposal (as defined in the merger agreement and described below under the heading “The Merger Agreement—Covenants—Board Recommendation” beginning on page 57) and which did not result from our breach of the merger agreement, we may and may permit and authorize our subsidiaries and our and our subsidiaries’ representatives to:

•

furnish information to a person making such a takeover proposal (and its representatives) pursuant to a confidentiality agreement which contains terms that are no less restrictive than those contained in the confidentiality agreement between Kenexa Technology, Inc., our wholly owned subsidiary, and IBM, provided that all such information has been provided or made available, or is substantially concurrently provided or made available, to IBM; and

•	participate in discussions or negotiations with, and only with, the person making such takeover proposal (and its representatives) regarding such takeover proposal.

Termination of the Merger Agreement (page 62)

The merger agreement may be terminated under the following circumstances:

•	by our, IBM’s and Sub’s mutual written consent;

•	by either IBM or us if:

•

the merger is not consummated by February 28, 2013, but this right to terminate the merger agreement will not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the merger to occur on or before such date and such action or failure to act constitutes a breach of the merger agreement;

•

any temporary restraining order, preliminary or permanent injunction, or other judgment, order or decree issued by a court of competent jurisdiction or other legal restraint or prohibition having the effect of preventing the consummation of the merger is in effect and has become final and nonappealable; or

•	our shareholders do not adopt the merger agreement at the shareholders meeting (or at any adjournment or postponement thereof) that we have held and completed for such purpose;

•

by us if IBM breaches a representation or warranty or fails to perform a covenant or other agreement contained in the merger agreement so that the related closing conditions cannot be satisfied and such breach or failure to perform cannot be cured or is not cured by IBM or Sub within 30 business days after such breach or failure to perform, or if such breach or failure to perform is curable by such date, IBM or Sub, as the case may be, does not commence to cure such breach or failure to perform within 10 business days after receipt of written notice from us and diligently pursue such cure thereafter; or

•	by IBM if:

•

we deliver a notice to IBM that our board of directors has withdrawn or modified its recommendation that the merger agreement or the merger or both are advisable in a manner adverse to IBM or Sub or such an adverse recommendation change has occurred;

•

we breach a representation or warranty or fail to perform a covenant or other agreement contained in the merger agreement so that the related closing conditions cannot be satisfied and such breach or failure to perform cannot be cured or is not cured by us within 30 business days after such breach or failure to perform, or if such breach or failure to perform is curable by such date, we do not commence to cure such breach or failure to perform within 10 business days after receipt of written notice from IBM and diligently pursue such cure thereafter; or

•

any legal restraint is in effect and has become final and nonappealable that has one of the effects set forth in the merger agreement and described below under the heading “The Merger Agreement—Termination of the Merger Agreement” beginning on page 62.

Termination Fee and Expenses (page 63)

Each party will generally pay its own fees and expenses in connection with the merger, whether or not the merger is consummated.

We will be required to pay a termination fee of $52 million and reimburse IBM for its expenses up to $5 million if:

•

a takeover proposal has been made (whether or not conditional and whether or not withdrawn) to us or our shareholders, or any person has announced an intention (whether or not conditional and whether or not withdrawn) to make a takeover proposal, or a takeover proposal (whether or not conditional and whether or not withdrawn) otherwise becomes known to us or our shareholders and thereafter:

•

the merger agreement is terminated by either us or IBM because the merger has not been consummated by February 28, 2013 or the merger agreement is terminated by either us or IBM because our shareholders did not adopt the merger agreement at the shareholders meeting (or at any adjournment or postponement thereof) that we have held and completed for such purpose; and

•

within 12 months after such termination of the merger agreement, either we or one of our subsidiaries enters into an acquisition agreement with respect to any takeover proposal or any takeover proposal is consummated (solely for purposes of this provision, all references to 15% in the definition of “takeover proposal,” as described below under the heading “The Merger Agreement—Covenants—Board Recommendation” beginning on page 57, are deemed to be references to 40%); or

•

IBM terminates the merger agreement because we deliver a notice to IBM that our board of directors has withdrawn or modified its recommendation that the merger agreement or the merger or both are advisable in a manner adverse to IBM or Sub or such an adverse recommendation change has occurred.

Regulatory Matters (page 45)

The HSR Act prohibits us from completing the merger until we have furnished certain information and materials to the Antitrust Division of the Department of Justice and the Federal Trade Commission and the required waiting period has expired or been terminated. The parties filed their respective notification and report forms pursuant to the HSR Act with the Antitrust Division of the U.S. Department of Justice and the Federal Trade Commission on September 10 and September 11, 2012 and on September 18, 2012, we were informed that early termination of the waiting period was granted. The merger is also subject to review by the governmental authorities of various other jurisdictions under the antitrust or competition laws of those jurisdictions. We filed the appropriate notifications in each such jurisdiction and have received the approval of the transaction.

Absence of Dissenters’ Rights

Under Section 1571 of the Pennsylvania Business Corporation Law of 1988, the holders of any class or series of shares of a corporation are not entitled to exercise dissenters’ rights if the shares of the corporation are listed on a national securities exchange. Consequently, because our common stock is currently listed on the NYSE, which is a national securities exchange, the holders of our common stock will not have the right to exercise dissenters’ rights in connection with the merger.

If the merger agreement is adopted and the merger is completed, holders of Kenexa common stock who voted against the adoption of the merger agreement will be treated the same as holders who voted for the adoption of the merger agreement and their shares will automatically be converted into the right to receive the merger consideration.

MARKET PRICES AND DIVIDEND DATA

Our common stock is listed on the NYSE under the symbol “KNXA.” This table shows, for the periods indicated, the range of intraday high and low per share sales prices for our common stock as reported on the NYSE.

	Fiscal Quarters
	First	Second	Third	Fourth
Fiscal Year 2012 (Through October 23, 2012)
High	$32.43	$33.90	$46.42	$46.00
Low	$23.17	$26.55	$22.63	$45.86
Fiscal Year 2011
High	$27.78	$33.19	$30.98	$29.60
Low	$20.06	$23.10	$15.51	$13.96
Fiscal Year 2010
High	$14.52	$16.05	$18.52	$22.91
Low	$9.58	$11.08	$10.75	$17.44

The following table sets forth the closing price per share of our common stock, as reported on the NYSE on August 24, 2012, the last trading day before the public announcement of the merger, and on October 23, 2012, the latest practicable trading day before the printing of this proxy statement:

Common Stock Closing Price
August 24, 2012	$32.39
October 23, 2012	$45.88

You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of common stock. If the merger is consummated, there will be no further market for our common stock and our common stock will be delisted from the NYSE and deregistered under the Securities Exchange Act.

Dividends

We did not declare or pay any cash dividends on our common stock during the three most recent fiscal years.

THE SPECIAL MEETING

The enclosed proxy is solicited on behalf of the board of directors of Kenexa for use at the special meeting of shareholders or at any adjournment or postponement thereof.

Date, Time and Place

We will hold the special meeting at the offices of Pepper Hamilton LLP, Eighteenth & Arch Streets, 3000 Two Logan Square, Philadelphia, PA 19103-2799, at 10:00 A.M., Eastern Time, on Thursday, November 29, 2012.

Purpose of the Special Meeting

At the special meeting, we will ask the holders of our common stock to (i) adopt the merger agreement, as it may be amended from time to time, (ii) if there are not sufficient votes in favor of adoption of the merger agreement, to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies and (iii) vote on a proposal with respect to the approval, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to our named executive officers in connection with the merger, including the agreements and understandings with us pursuant to which such compensation may be paid or become payable.

Record Date; Shares Entitled to Vote; Quorum

Only holders of record of our common stock at the close of business on October 24, 2012, the record date, are entitled to notice of, and to vote at, the special meeting. On the record date, 27,603,460 shares of our common stock were issued and outstanding and held by approximately 40 holders of record. Holders of record of our common stock on the record date are entitled to one vote per share at the special meeting on the proposal to adopt the merger agreement, the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies and the proposal to approve, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable.

A quorum of shareholders is necessary to hold a valid special meeting. Under our bylaws, a quorum is present at a meeting if the holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled to vote at the meeting are present in person or represented by proxy. In the event that a quorum is not present at the special meeting, it is expected that the special meeting will be adjourned by the chairman of the meeting to solicit additional proxies. For purposes of determining the presence of a quorum, abstentions will be counted as shares present and broker non-votes (where a broker or nominee does not exercise discretionary authority to vote on a matter), if any, will also be counted as shares present.

Vote Required

The adoption of the merger agreement and approval of (i) the proposal to adjourn the special meeting to a later date, if necessary or appropriate, in order to solicit additional proxies from our shareholders and (ii) the proposal to approve, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to our named executive officers in connection with the merger, including the agreements and understandings with us pursuant to which such compensation may be paid or become payable, require the affirmative vote of the holders of a majority of votes cast by all Kenexa shareholders entitled to vote at the special meeting, provided that a quorum is present. Adoption of the merger agreement is a condition to the closing of the merger.

Voting by Kenexa Directors and Executive Officers

At the close of business on the record date, our directors and executive officers beneficially owned and were entitled to vote shares of our common stock, which represented approximately 9.8% of the shares of our outstanding common stock on that date. Each of our directors and executive officers has executed and delivered to IBM a shareholder agreement pursuant to which, among other things, each director and executive officer has agreed to vote their shares of common stock “FOR” adoption of the merger agreement. We expect that these directors and executive officers will vote all of their shares of our common stock “FOR” adoption of the merger agreement, “FOR” the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies and “FOR” the proposal with respect to an approval, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable.

Voting of Proxies

If your shares are registered in your name, you may cause your shares to be voted at the special meeting by returning a signed proxy card or voting in person at the meeting. Additionally, you may submit a proxy authorizing the voting of your shares via the Internet at www.proxyvote.com or by telephone by calling 1-800-690-6903. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy via the Internet or telephone.

If your shares are registered in your name and you plan to attend the special meeting and wish to vote in person, you will be given a ballot at the meeting. If your shares are registered in your name, you are encouraged to submit a proxy card even if you plan to attend the special meeting in person.

Voting instructions are included on your proxy card. All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in accordance with the instructions of the shareholder. Properly executed proxies that do not contain voting instructions will be voted “FOR” the adoption of the merger agreement, “FOR” the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies and “FOR” the proposal with respect to an approval, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to our named executive officers in connection with the merger, including the agreements and understandings with us pursuant to which such compensation may be paid or become payable, provided that no proxy that is specifically marked “AGAINST” the proposal to adopt the merger agreement will be voted “FOR” the adjournment proposal or the proposal regarding “golden parachute” payments unless it is specifically marked “FOR” the adjournment proposal and/or “FOR” the proposal regarding “golden parachute” payments.

If your shares are held in “street name” through a broker or other nominee, you may provide voting instructions by completing and returning the voting form provided by your broker or nominee or via the Internet or by telephone through your broker or nominee, if such a service is provided. To provide voting instructions via the Internet or telephone, you should follow the instructions on the voting form provided by your broker or nominee. If you plan to attend the special meeting, you will need a proxy from your broker or nominee in order to be given a ballot to vote the shares. If you do not return your broker’s or nominee’s voting form, provide voting instructions via the Internet or telephone through your broker or nominee, if possible, or attend the special meeting and vote in person with a proxy from your broker or nominee, it will have no effect on the (i) the merger proposal, (ii) the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to permit solicitations of additional proxies or (iii) the proposal to approve, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to our named executive officers in connection with the merger, including the agreements and understandings with us pursuant to which such compensation may be paid or become payable.

Revocability of Proxies

Any proxy you give pursuant to this solicitation may be revoked by you at any time before it is voted. Proxies may be revoked as follows:

If you have sent a proxy directly to us, you may revoke it by:

•

delivering a written revocation of the proxy or a later dated, signed proxy card, to our Corporate Secretary at our corporate offices at Kenexa Corporation, 650 East Swedesford Road, Second Floor, Wayne, Pennsylvania 19087, on or before the business day prior to the special meeting;

•	delivering a new, later dated proxy by telephone or via the Internet on or before the business day prior to the special meeting;

•	delivering a written revocation or a later dated, signed proxy card to us at the special meeting prior to the taking of the vote on the matters to be considered at the special meeting; or

•	attending the special meeting and voting in person.

If you have instructed a broker or nominee to vote your shares, you may revoke your proxy only by following the directions received from your broker or nominee to change those instructions.

Revocation of a proxy will not affect any vote taken prior to revocation. Attendance at the special meeting will not in itself constitute the revocation of a proxy; you must vote in person at the special meeting to revoke a previously delivered proxy.

Board of Directors’ Recommendations

Our board of directors has unanimously approved the merger, the merger agreement and the other transactions contemplated thereby, and determined that the terms and conditions of the merger agreement and the merger are fair to our shareholders and advisable and in the best interests of Kenexa. Our board of directors unanimously recommends that our shareholders (i) vote “FOR” the proposal to adopt the merger agreement, (ii) vote “FOR” the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to permit the solicitation of additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting and (iii) vote “FOR” the proposal with respect to an approval, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to our named executive officers in connection with the merger, including the agreements and understandings with us pursuant to which such compensation may be paid or become payable.

Abstentions and Broker Non-Votes

Shareholders that abstain from voting on a particular matter and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be counted as votes in favor of such matter. For purposes of determining the presence of a quorum, abstentions will be counted as shares present and broker non-votes (where a broker or nominee does not exercise discretionary authority to vote on a matter), if any, will also be counted as shares present. Abstentions and broker non-votes will have no effect on the approval of (i) the merger proposal, (ii) the proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting and (iii) the proposal to approve, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to our named executive officers in connection with the merger, including the agreements and understandings with us pursuant to which such compensation may be paid or become payable, provided that a quorum is present.

Solicitation of Proxies

The expense of soliciting proxies in the enclosed form will be borne by us. We have retained Georgeson Inc., a proxy solicitation firm, to solicit proxies in connection with the special meeting at a cost of approximately $8,500 plus expenses. We may reimburse brokers, banks and other custodians, nominees and fiduciaries representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may be solicited by certain of our directors, officers and employees, personally or by telephone, facsimile or other means of communication. No additional compensation will be paid for such services.

Shareholder List

A list of our shareholders entitled to vote at the special meeting will be available for examination by any of our shareholders at the special meeting. For 10 days prior to the special meeting, this shareholder list will be available for inspection by any shareholder for any purpose germane to the special meeting during ordinary business hours at our corporate offices located at Kenexa Corporation, 650 East Swedesford Road, Second Floor, Wayne, Pennsylvania 19087.

THE COMPANIES

Kenexa Corporation

Kenexa, a Pennsylvania corporation, began its operations in 1987. We are a leading provider of software-as-a-service, or SaaS, solutions that enable organizations to more effectively recruit, retain and develop employees. Our solutions are built around a suite of easily configurable software applications that automate talent acquisition and employee performance management best practices. We complement our software applications with tailored combinations of proprietary content, outsourcing services and consulting services based on our 25 years of experience assisting customers in addressing their Human Resource (HR) requirements. Together, our software applications, content and services form complete solutions that our customers find more effective than the point technology or service solutions available from other vendors. We believe that these solutions enable our customers to improve the effectiveness of their talent acquisition programs, increase employee productivity and retention, measure key HR metrics and make their talent acquisition and employee performance management programs more efficient.

Our principal executive offices are located at 650 East Swedesford Road, Second Floor, Wayne, Pennsylvania 19087. Kenexa’s website is located at http://www.kenexa.com. Additional information regarding Kenexa is contained in our filings with the SEC. See “Where You Can Find More Information” beginning on page  73.

International Business Machines Corporation

IBM, a New York corporation, creates business value for clients and solves business problems through integrated solutions that leverage information technology and deep knowledge of business processes. IBM solutions typically create value by reducing a client’s operational costs or by enabling new capabilities that generate revenue. These solutions draw from an industry leading portfolio of consulting, delivery and implementation services, enterprise software, systems and financing.

IBM’s principal executive offices are located at New Orchard Road, Armonk, New York 10504 and its telephone number is (914) 499-1900. Additional information regarding IBM is contained in IBM’s filings with the SEC. See “Where You Can Find More Information” beginning on page 73.

Jasmine Acquisition Corp.

Sub, a Pennsylvania corporation and wholly-owned subsidiary of IBM, was organized solely for the purpose of entering into the merger agreement and completing the merger and the other transactions contemplated by the merger agreement. Sub’s principal executive offices are located at New Orchard Road, Armonk, New York 10504 and its telephone number is (914) 499-1900. Sub has not conducted any business operations other than in connection with the transactions contemplated by the merger agreement.

Upon consummation of the merger, Sub will cease to exist, and Kenexa will continue as the surviving corporation.

THE MERGER

The following discussion summarizes the material terms of the merger. We urge you to read carefully the merger agreement, which is attached as Annex A to this proxy statement.

Background of the Merger

Our board of directors and management periodically review our long-term strategy and objectives in light of developments in the human capital management industry, which we refer to in this proxy statement as the HCM industry, in which we operate. Over the past several years, we have considered a range of strategic alternatives with a view to increasing shareholder value, including potential commercial and strategic business partnerships, potential acquisitions, and other business combination transactions, as well as the possible sale of the company.

In light of the acquisition of some of our competitors by well-capitalized companies, our board of directors asked Lazard Frères & Co. LLC, which we refer to in this proxy statement as Lazard, to present preliminary valuation and financial information and the implications of these acquisitions involving our competitors in the HCM industry, including the entrance, through acquisitions, of large, well-capitalized competitors (such as SAP, Oracle and Salesforce), as well as an overview and analysis of potential acquirers of us. On February 29, 2012, Lazard, which in the past provided certain investment banking services to us, gave this presentation at a meeting of our board of directors. At that meeting, the board did not determine to take any action respecting strategic alternatives and did not engage Lazard to provide additional investment banking services to us.

In November 2011, representatives of IBM contacted us to discuss a potential commercial relationship. From December 2011 through March 2012, we and IBM held periodic discussions regarding a potential commercial relationship. On March 12, 2012, we and IBM executed a non-disclosure agreement. On June 18, 2012, a representative of IBM contacted Nooruddin (Rudy) S. Karsan, our chairman and chief executive officer, to request a meeting to discuss the terms of a potential relationship in more detail.

On June 20, 2012, Mr. Karsan met with representatives of IBM to discuss the business and strategic plans of both companies respecting the HCM industry. At that meeting, representatives of IBM expressed interest in a potential acquisition of us and the parties discussed potential business opportunities and synergies as a combined company. Also at that meeting, representatives of IBM informed Mr. Karsan that IBM would be interested in retaining certain members of our management following an acquisition of us.

On June 22, 2012, Mr. Karsan, Troy Kanter, a director and our president and chief operating officer, and Donald Volk, our chief financial officer, attended a meeting with representatives of IBM to discuss our business, product and strategic plans. At that meeting, further discussions were held regarding potential business opportunities and synergies as a combined company and IBM indicated that it would be submitting a non-binding letter of interest to acquire us.

Also on June 22, 2012, Mr. Karsan contacted a representative of Lazard to discuss retaining Lazard as our financial advisor in connection with a potential acquisition by IBM.

On June 25, 2012, a representative of IBM provided a non-binding letter of interest to Mr. Karsan to acquire us for $41.50 per share, subject to an exclusivity agreement requiring a 75-day exclusivity period. Later that day, our board of directors held a telephonic meeting. Our board of directors reviewed its fiduciary duties under Pennsylvania law in the context of its consideration of IBM’s non-binding letter of interest. Representatives of Lazard discussed preliminary valuation considerations respecting IBM’s offer, as well as the benefits and risks of soliciting acquisition interest from third parties regarding a potential transaction with us. In this context, our board of directors discussed recent transactions in the HCM industry, the fact that no other parties had expressed an interest in acquiring us, and the potential benefits and risks to us of continuing as an independent company. Following discussion of these matters, our board of directors determined that pursuing and considering the proposed transaction by IBM was in the best interests of the company and our shareholders.

Our board of directors authorized the engagement of Lazard as our financial advisor following disclosure by Lazard of its relationships with IBM, and authorized Lazard to convey to IBM that its proposed acquisition price of $41.50 per share was too low and the length of the required exclusivity period was too long.

On June 26, 2012, representatives of Lazard contacted a representative of IBM to confirm that neither the proposed purchase price of $41.50 per share nor the length of the required exclusivity period was supported by our board of directors. Representatives of Lazard discussed the rationales for a higher purchase price and a reduced exclusivity period. The representative of IBM discussed the merits of the proposed purchase price, including the fact that it represented a significant premium to both our current and all-time high stock prices and the comparability of us to our competitors acquired in recent transactions in the HCM industry.

Also on June 26, 2012, the representative of IBM provided Mr. Karsan a revised exclusivity agreement, which included an increase in the offer price to $46.00 per share, along with a shorter required exclusivity period through August 27, 2012. The representative of IBM subsequently indicated to the representative of Lazard that the offer represented IBM’s “best and final” offer.

On June 27, 2012, our board of directors held a telephonic meeting to discuss IBM’s revised non-binding letter of interest. Mr. Volk and representatives of Lazard also participated in the meeting. Barry Abelson, a director and partner with Pepper Hamilton LLP, which we refer to in this proxy statement as Pepper, our outside legal advisor, discussed the terms of IBM’s revised non-binding letter of interest and the proposed exclusivity period. Our board of directors discussed whether soliciting indications of interest from third parties regarding a potential transaction would be advisable, and determined that in light of the fact that no other parties had expressed an interest in acquiring us, such solicitation would be unlikely to yield positive results. It was also noted that IBM’s proposal required exclusivity, and that soliciting other potential acquirers could jeopardize the proposed IBM transaction and could significantly distract and disrupt our management team and business operations. After its discussions, our board of directors confirmed its determination that pursuing and considering the proposed transaction with IBM was in the best interests of the company and our shareholders and authorized us to agree to the terms of the revised exclusivity agreement. Our board of directors also confirmed its decision to engage Lazard as our financial advisor. Shortly after the conclusion of the meeting, we and IBM executed the exclusivity agreement. The exclusivity agreement generally provided that we and our representatives, through at least August 27, 2012 (after which date the exclusivity agreement could be terminated by either us or IBM), were prohibited from soliciting, encouraging, entering into or continuing discussions regarding a takeover proposal or furnishing information to a third party with respect to a takeover proposal.

On June 28, 2012, representatives of Pepper, Lazard and IBM discussed due diligence requirements and terms of a non-disclosure agreement and on June 29, 2012, we and IBM executed an amended and restated non-disclosure agreement.

On July 3, 2012, we and IBM, our respective outside legal advisors, Pepper and Cravath, Swaine & Moore LLP, which we refer to in this proxy statement as Cravath, began negotiations regarding the terms of the definitive merger agreement. Also on July 3, 2012, we established an electronic data room with requested due diligence documents and IBM began its business, financial and legal due diligence.

On July 10 and July 11, 2012, a representative of IBM and Mr. Karsan held further discussions regarding IBM retaining certain members of our management following an acquisition of us.

From July 10 through July 12, 2012, members of our management met with representatives of IBM at an offsite location to provide a product demonstration and allow representatives of IBM to conduct in-person due diligence. During July and August 2012, IBM conducted its business, financial and legal due diligence.

On July 19, 2012, a representative of IBM and Mr. Karsan held further discussions regarding IBM retaining certain members of our management following an acquisition of us.

Also on July 19, 2012, our board of directors met telephonically. Mr. Volk also participated in the meeting. Mr. Karsan reviewed developments regarding the proposed transaction with IBM. Mr. Abelson reviewed the final terms of the exclusivity agreement with IBM, indicating that exclusivity had been granted until at least August 27, 2012 (after which date the exclusivity agreement could be terminated by either us or IBM), as well as the final terms of our engagement of Lazard as our financial advisor. Mr. Abelson also reported on initial conversations with Cravath regarding certain merger agreement issues.

On July 27, 2012, a representative of IBM sent proposed offer letters to be entered into between IBM and certain of our key executives. The offer letters included proposed retention arrangements and were conditioned upon IBM completing the acquisition of our company.

Also on July 27, 2012, our board of directors met telephonically. Mr. Volk also participated in the meeting. Mr. Karsan updated our board of directors on our results of operations for the quarter ended June 30, 2012. Mr. Karsan also reviewed developments regarding the proposed transaction with IBM and indicated that conversations regarding the potential combined business were progressing satisfactorily.

On August 6, 2012, our board of directors met telephonically. Mr. Volk also participated in the meeting. Mr. Karsan reviewed developments regarding the proposed transaction with IBM indicating that the proposed transaction continued to proceed positively. Mr. Abelson updated our board of directors regarding IBM’s due diligence efforts. Mr. Abelson also indicated that, at the advice of Pepper, our senior management was engaging its own counsel in connection with their negotiations with IBM regarding employment with us following the completion of the proposed transaction.

On August 7, 2012, representatives of IBM discussed with Mr. Karsan the terms of the proposed offer letters to be entered into between IBM and certain of our key executives. Between August 7, 2012 and August 21, 2012, the terms of the offer letters were negotiated.

On August 9, 2012, Cravath sent Pepper an initial draft of the merger agreement. From August 9, 2012 until August 25, 2012, we and IBM, and our respective legal counsel, engaged in negotiations regarding the terms of the merger agreement.

On August 18, 2012, our board of directors met in person to consider the proposed transaction with IBM. Mr. Volk and representatives of Pepper and Lazard attended the meeting. In connection with the meeting, our board of directors received summaries of the proposed transaction and of the terms of the proposed offer letters to be entered into between IBM and certain of our key executives and drafts of the merger agreement and related documents. At the meeting, Mr. Karsan updated our board of directors on our business generally and on the status of negotiations with IBM. Representatives of Lazard reviewed its preliminary financial analysis of the proposed transaction. Our board of directors discussed whether the proposed transaction would be in the best interests of Kenexa. The representatives of Lazard confirmed that Lazard was prepared to render a customary fairness opinion on the proposed transaction if and when requested by our board of directors. Mr. Karsan discussed the positive impact of the proposed transaction on our shareholders and our other constituencies, including our employees, the communities in which we operate and our customers. Representatives of Pepper reviewed our directors’ fiduciary duties under Pennsylvania law as well as the terms of the proposed merger and related agreements, including agreements IBM was requiring from our directors and executive officers that would obligate them to vote any shares of our common stock they hold in favor of the proposed IBM transaction. After discussion, the unanimous sense of our board of directors was to seek to finalize the proposed transaction.

By August 24, 2012, IBM and certain members of our senior management entered into offer letters the effectiveness of which was conditioned upon IBM acquiring us.

On August 25, 2012, our board of directors met telephonically to consider the proposed transaction with IBM. Mr. Volk as well as representatives of Pepper and Lazard participated in the meeting. Mr. Karsan advised that the negotiations with IBM were substantially complete and that the merger agreement for the transaction was ready for consideration and action by our board of directors. Mr. Abelson confirmed that due diligence matters have been concluded to IBM’s satisfaction and provided an update on the final terms of the merger and related agreements. Mr. Abelson reviewed the final terms of the offer letters (conditioned on IBM acquiring us) which had been entered into by IBM and certain members of our senior management. Representatives of Lazard reviewed Lazard’s final financial analysis of the proposed transaction and rendered its oral opinion, subsequently confirmed in writing, that, as of such date, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth in the opinion, the per share merger consideration to be paid to holders of our common stock (other than shares of our common stock held by IBM or Sub), in the merger was fair, from a financial point of view, to such holders. After our board of directors reviewed and discussed again the positive and potentially negative aspects of the merger, our board of directors unanimously approved the merger agreement and the merger, determining that it was in our best interests to do so.

The merger agreement was finalized and executed on August 25, 2012 and, on August 27, 2012, we and IBM issued press releases announcing the execution of the merger agreement.

Recommendation of Kenexa’s Board of Directors and Reasons for the Merger

At a meeting held on August 25, 2012, our board of directors unanimously determined that the terms and conditions of the merger and the merger agreement are fair to our shareholders and advisable and in the best interests of Kenexa. Accordingly, our board of directors has unanimously approved the merger agreement, the merger and the other transactions contemplated thereby, and unanimously recommends that you vote “FOR” the adoption of the merger agreement, “FOR” approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies and “FOR” the approval, on an advisory (non-binding) basis, of certain “golden parachute” compensation that may be paid or become payable to our named executive officers in connection with the merger, including the agreements and understandings with us pursuant to which such compensation may be paid or become payable.

During the course of its deliberations on the merger, our board of directors held numerous meetings and consulted with our senior management, financial advisor and outside legal counsel, and reviewed, evaluated and considered numerous factors and a significant amount of information and data, including the following:

•

our business plans and strategic objectives, as well as the risks to executing our business plans and accomplishing these strategic objectives in light of customer trends and demand for our products and services, the current business environment and other evolving competitive dynamics in the SaaS industry in general and the HCM industry in particular, as well as the markets for our content and recruitment process outsourcing services;

•	our current financial condition, as well as our historical financial performance and results of operations;

•

current conditions in the financial markets generally, as well as the historical trading prices and other statistics with respect to our common stock and the stock of certain comparable companies that our board of directors, in consultation with its financial advisor, determined to be relevant;

•

possible alternatives to the merger (including the option of continuing to operate our business independently), the timing and the likelihood of accomplishing the business plans and strategic objectives of those alternatives, and the potential benefits and risks of those alternatives;

•

the terms of the merger agreement respecting our ability to negotiate with third parties concerning unsolicited competing acquisition proposals if we receive such a proposal during the pendency of the merger (including the termination fee and expense reimbursement that would be payable under certain circumstances in connection therewith); and

•	the current macro-economic climate and conditions in the United States and around the world, and the potential impact of these conditions on our business and prospects as an independent company.

In reaching its decision to approve the merger agreement and the merger, and to recommend that our shareholders adopt the merger agreement, our board of directors determined that the following were positive reasons to support the merger agreement and the merger:

•

the belief of our board of directors that the merger consideration of $46.00 per share to be received by our shareholders in the merger compares favorably to a range of values of our common stock as an independent company based on traditional valuation analyses, such as discounted cash flow analyses, comparable companies’ trading statistics analyses and comparable transaction analyses;

•	the trading levels of our common stock and the fact the merger consideration of $46.00 per share to be received by our shareholders in the merger reflected:

•	a 42% premium to the closing price of our common stock on August 24, 2012, the trading day immediately preceding the date of the merger agreement;

•	an 89% premium to the closing price of our common stock one month prior to the date of the merger agreement;

•	a 56% premium to the average closing price of our common stock during the one month period prior to the date of the merger agreement; and

•	a 12% premium to the highest all-time closing price for our common stock (on August 8, 2007);

•

the belief of our board of directors that the merger consideration of $46.00 per share to be received by our shareholders in the merger provides certainty of value to our shareholders in the near term, compared to the uncertain future long-term value to shareholders that might or might not be realized if we remained independent, because:

•	the merger consideration is a fixed amount per share payable in cash; and

•

of our board of directors’ view that the merger is likely to be completed in light of the nature of the closing conditions contained in the merger agreement, IBM’s financial strength and IBM’s historical track record of completing its acquisitions on the agreed terms;

•	our board of directors’ view of the risks to our business resulting from operational execution risk and evolving industry dynamics, noting in particular:

•	the growing interest and entrance, through acquisitions, of large, well-capitalized competitors in the HCM industry as well as the emergence of new market entrants;

•	our need as an independent company to invest in growth opportunities to maintain revenue growth and the challenges and risks associated with such investments;

•

the potential for increased competition, including the ability of large competitors to potentially outbid us for related technologies and new companies entering the HCM industry due to their greater resources and scale; and

•	the fact that even if we achieved our operating objectives, there is no assurance that the implied present value of our stock price would exceed the price offered by IBM;

•	the belief of our board of directors that our shareholders will receive the highest price reasonably obtainable in the merger due to:

•

the belief of our board of directors that after negotiations with representatives of IBM, which resulted in an increase from $41.50 to $46.00 in the per share consideration to be received by our shareholders in the merger, we obtained the highest price that IBM is willing to pay for our company;

•

the fact that our board of directors, with the advice and assistance of our management and advisors, evaluated potential acquirers other than IBM and determined that there were a limited number of other potential acquirers and that there was no likely party which would offer a per share price at or above $46.00;

•	the absence of third parties that had historically expressed interest in acquiring us; and

•

the fact that our combination of SaaS software, content and recruitment process outsourcing services made it challenging for third parties with less diverse business models, or an interest in less diverse business models, than IBM to acquire us;

•	the terms and conditions of the merger agreement, including:

•

the fact that we are permitted under the terms of the merger agreement, subject to certain conditions, to furnish confidential information to, and conduct negotiations with, third parties that make an unsolicited proposal to acquire us, and to ultimately recommend against the IBM transaction under certain circumstances and subject to certain conditions, including the payment to IBM of a $52 million termination fee and reimbursement of IBM’s expenses up to $5 million in connection with certain terminations of the merger agreement;

•	the conditions to IBM’s obligation to complete the merger, including the absence of a financing condition and the absence of a need for a vote of IBM’s stockholders;

•

the structure of the transaction as a merger, requiring approval by our shareholders, which would provide a period of time prior to the closing of the merger during which an unsolicited superior proposal could be made; and

•	the belief of our board of directors that the termination fee and expense reimbursement would not preclude or substantially impede a possible superior proposal;

•

the financial analysis presented by representatives of Lazard, as well as the oral opinion of Lazard to our board of directors, subsequently confirmed in writing, that, as of August 25, 2012, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations, set forth therein, the per share merger consideration to be paid to holders of our common stock (other than the excluded holders) in the transaction is fair, from a financial point of view, to such holders, as more fully described in the section entitled “—Opinion of Lazard Frères & Co. LLC” beginning on page 25;

•

the financial forecasts prepared by our management and summarized below under “—Financial Forecasts” beginning on page 31. These financial forecasts were also provided to Lazard for purposes of the opinion described in the preceding paragraph; and

•

the favorable impact our board of directors anticipates the transaction will have on constituencies in addition to our shareholders, such as our customers, the communities in which our company operates and our employees.

In reaching its decision to approve the merger agreement and the merger, and to recommend that our shareholders adopt the merger agreement, our board of directors considered the following potentially negative aspects of the merger, but nevertheless determined that the merger agreement and the merger are advisable to and in the best interests of Kenexa:

•	the fact that our shareholders will not participate in any future growth potential or benefit from any future increase in our value;

•

the fact that IBM required the execution of an exclusivity agreement as a condition to its willingness to negotiate a possible acquisition of us, that did not permit us to solicit bids from other potential buyers prior to entering into the merger agreement;

•	the restrictions contained in the merger agreement on our ability to solicit competing acquisition proposals and the requirement that, in connection with certain terminations of the merger agreement,

we pay a termination fee of $52 million to IBM and reimburse up to $5 million of IBM’s expenses, which may discourage third parties from making a competing proposal to acquire us;

•

the requirement under the merger agreement that we submit the merger agreement for adoption by our shareholders even if our board of directors withdraws its recommendation to our shareholders to adopt the merger agreement;

•

the potential loss or disruption of customer, vendor or other commercial relationships prior to the completion of the merger as a result of the potential unwillingness of the other parties to do business with IBM;

•

the restrictions on the conduct of our business prior to the completion of the merger, requiring us to conduct our business in the ordinary course and preventing us from taking certain specified actions, all of which may delay or prevent us from undertaking business opportunities that may arise pending completion of the merger;

•

the risks and contingencies related to the announcement and pendency of the merger, including the potential negative effect of the public announcement of the merger on our ability to retain management, technical, sales and other key personnel, as well as the potential negative impact on our relationships with existing and prospective customers, suppliers and business partners, as well as other third parties;

•	the risk of diverting management’s focus and resources from operational matters while working to implement the merger;

•

the risk that the merger would not be completed and that we would be required to operate our business independently after experiencing the disruptions and negative consequences of the announcement and pendency of the merger, including the negative consequences described above;

•	the fact that the merger agreement requires us to take certain actions respecting our foreign joint ventures and business that we might not otherwise take if we did not enter into the transaction;

•	the fact that the merger consideration consists of cash and, therefore will be taxable to our shareholders for U.S. federal income tax purposes; and

•

the interests that certain of our directors and executive officers may have with respect to the merger, in addition to their interests as our shareholders generally, as described under “—Interests of Kenexa’s Executive Officers and Directors in the Merger” beginning on page 33.

The foregoing discussion of the information and factors considered by our board of directors in reaching its conclusion and recommendation is not intended to be exhaustive, but includes the material factors considered by our board of directors. In view of the wide variety of factors considered in connection with its evaluation of the merger and complexity of these matters, our board of directors did not find it practicable to, and did not attempt to, quantify, rank or assign any relative or specific weights to the various factors considered in reaching its determination and making its recommendation. In addition, individual directors may have given weight to different factors. Our board of directors considered all of the foregoing factors, as well as any others that are not listed, as a whole and determined that, in the aggregate, the potential benefits considered outweighed the potential risks or possible negative consequences of approving the merger agreement and accordingly recommends that our shareholders vote “FOR” the adoption of the merger agreement.

Opinion of Lazard Frères & Co. LLC

We retained Lazard to act as our financial advisor and to render an opinion to our board of directors as to the fairness, from a financial point of view, to holders of our common stock of the consideration to be paid to such holders in the merger. On August 25, 2012, Lazard rendered its oral opinion to our board of directors, subsequently confirmed in writing, that, as of such date, and based upon and subject to the assumptions, procedures, factors, qualifications and limitations set forth therein, the per share merger consideration to be paid to holders of our common stock other than shares of our common stock held by excluded holders in the merger was fair, from a financial point of view, to such holders.

The full text of Lazard’s written opinion, dated August 25, 2012, which sets forth the assumptions made, procedures followed, factors considered, and qualifications and limitations on the review undertaken by Lazard in connection with its opinion is attached to this proxy statement as Annex B and is incorporated into this proxy statement by reference. The description of Lazard’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Lazard’s written opinion attached as Annex B. We encourage you to read Lazard’s opinion and this section carefully and in their entirety.

Lazard’s opinion was directed to our board of directors for the information and assistance of our board of directors in connection with its evaluation of the merger and only addressed the fairness, from a financial point of view, to holders of our common stock (other than the excluded holders) of the per share merger consideration to be paid to such holders in the merger as of the date of Lazard’s opinion. We did not request Lazard to consider, and Lazard’s opinion did not address, the relative merits of the merger as compared to any other transaction or business strategy in which we might engage or the merits of the underlying decision by us or our board of directors to engage in the merger. Lazard’s opinion was not intended to and does not constitute a recommendation to any holder of our common stock as to how such holder should vote or act with respect to the merger or any matter relating thereto. Lazard’s opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Lazard as of, the date of Lazard’s opinion. Lazard assumed no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of Lazard’s opinion. Lazard’s opinion did not express any opinion as to the price at which shares of our common stock may trade at any time subsequent to the announcement of the merger.

The following is a summary of Lazard’s opinion. We encourage you to read Lazard’s written opinion carefully in its entirety.

In connection with its opinion, Lazard:

•	reviewed the financial terms and conditions of a draft, dated August 24, 2012, of the merger agreement;

•	reviewed certain publicly available historical business and financial information relating to us;

•	reviewed various financial forecasts and other data provided to Lazard by us relating to our business;

•	held discussions with members of our senior management with respect to our business and prospects;

•	reviewed public information with respect to certain other companies in lines of business Lazard believed to be generally relevant in evaluating our business;

•	reviewed the financial terms of certain business combinations involving companies in lines of business Lazard believed to be generally relevant in evaluating our business;

•	reviewed historical stock prices and trading volumes of our common stock; and

•	conducted such other financial studies, analyses and investigations as Lazard deemed appropriate.

Lazard assumed and relied upon the accuracy and completeness of the foregoing information, without independent verification of such information. Lazard did not conduct any independent valuation or appraisal of any of our assets or liabilities (contingent or otherwise) or IBM’s or concerning our solvency or fair value or IBM’s, and Lazard was not furnished with any such valuation or appraisal. With respect to the financial forecasts utilized in Lazard’s analyses, Lazard assumed, with our consent, that they were reasonably prepared on bases reflecting the best currently available estimates and judgments as to our future financial performance. Lazard assumed no responsibility for and expressed no view as to such forecasts or the assumptions on which they were based.

In connection with its engagement, Lazard was not authorized to, and Lazard did not, solicit indications of interest from third parties regarding a potential transaction with us, nor was Lazard requested to consider, and its opinion does not address, the relative merits of the merger as compared to any other transaction or business strategy in which we might engage or the merits of the underlying decision by us to engage in the merger.

In rendering its opinion, Lazard assumed, with our consent, that the merger would be consummated on the terms described in the merger agreement, without any waiver or modification of any material terms or conditions. Our representatives advised Lazard, and Lazard assumed, that the merger agreement, when executed, would conform to the draft reviewed by Lazard in all material respects. Lazard also assumed, with our consent, that obtaining the necessary governmental, regulatory or third party approvals and consents for the merger would not have an adverse effect on us, IBM or the merger. Lazard’s opinion did not address any legal, tax, regulatory or accounting matters, as to which Lazard understood that we obtained such advice as we deemed necessary from qualified professionals. Lazard expressed no view or opinion as to any terms or other aspects (other than the per share merger consideration to the extent expressly specified in Lazard’s opinion) of the merger, including, without limitation, the form or structure of the merger or any shareholder, voting, non-competition, non-solicitation or other agreements or arrangements entered into in connection with, or contemplated by, the merger. In addition, Lazard expressed no view or opinion as to the fairness of the amount or nature of, or any other aspects relating to, the compensation to, or any agreements entered into with IBM by, any officers, directors or employees of any parties to the merger, or class of such persons, relative to the per share merger consideration or otherwise.

The following is a summary of the material financial analyses and reviews that Lazard deemed appropriate in connection with rendering its opinion. The summary of Lazard’s analyses and reviews provided below is not a complete description of the analyses and reviews underlying Lazard’s opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of analysis and review and the application of those methods to particular circumstances, and, therefore, is not readily susceptible to summary description. Considering selected portions of the analyses and reviews or the summary set forth below, without considering the analyses and reviews as a whole, could create an incomplete or misleading view of the analyses and reviews underlying Lazard’s opinion.

In arriving at its opinion, Lazard considered the results of all of its analyses and reviews and did not attribute any particular weight to any factor, analysis or review considered by it; rather, Lazard made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses and reviews.

For purposes of its analyses and reviews, Lazard considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond our control. No company, business or transaction used in Lazard’s analyses and reviews as a comparison is identical to us or the merger, and an evaluation of the results of those analyses and reviews is not entirely mathematical. Rather, the analyses and reviews involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses or transactions used in Lazard’s analyses and reviews. The estimates contained in Lazard’s analyses and reviews and the ranges of valuations resulting from any particular analysis or review are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by Lazard’s analyses and reviews. In addition, analyses and reviews relating to the value of companies, businesses or securities do not purport to be appraisals or to reflect the prices at which companies, businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Lazard’s analyses and reviews are inherently subject to substantial uncertainty.

The summary of the analyses and reviews provided below includes information presented in tabular format. In order to fully understand Lazard’s analyses and reviews, the tables must be read together with the full text of each summary. The tables alone do not constitute a complete description of Lazard’s analyses and reviews. Considering the data in the tables below without considering the full description of the analyses and reviews, including the methodologies and assumptions underlying the analyses and reviews, could create a misleading or incomplete view of Lazard’s analyses and reviews.

Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before August 24, 2012 and is not necessarily indicative of current market conditions.

Financial Analyses

Comparable Public Companies Analysis

Lazard reviewed and analyzed selected public companies that it viewed as reasonably comparable to us. Consistent with its standard practices, in the course of its comparable public companies analysis, Lazard reviewed and analyzed certain financial information, valuation multiples and market trading data relating to selected comparable public companies in the SaaS industry. Lazard then compared such information to the corresponding information for us. In its analysis, Lazard considered industry performance, general business, economic, market and financial conditions and other matters.

The companies included in this analysis were:

•	Constant Contact, Inc.

•	DealerTrack Holdings, Inc.

•	Responsys, Inc.

•	ServiceSource International, Inc.

•	Synchronoss Technologies, Inc.

•	Vocus, Inc.

The analysis indicated the following global multiples for all of the companies listed above:

	Global Low	Global Median	Global High
Enterprise Value to CY 2012E Revenue Multiple	1.9x	2.5x	2.9x
Enterprise Value to CY 2013E Revenue Multiple	1.6x	2.1x	2.5x
Enterprise Value to CY 2013E Unlevered Free Cash Flow Multiple	16.3x	17.8x	22.4x

Based on the foregoing and Lazard’s professional judgment, Lazard derived an enterprise value to estimated CY 2012 revenue multiple reference range of 2.0x to 3.0x. Lazard applied such range to our estimated CY 2012 revenue which was provided in our management projections. Lazard then calculated an implied transaction value reference range for us which resulted in a range of implied prices per share of our common stock from $26.92 to $38.99.

Using the same analysis and Lazard’s professional judgment, Lazard also calculated an enterprise value to estimated CY 2013 revenue multiple reference range of 2.0x to 2.5x. Lazard applied such range to our estimated CY 2013 revenue which was provided in our management projections. Lazard then calculated an implied transaction value reference range for us which resulted in a range of implied prices per share of our common stock from $30.69 to $37.65.

Using the same analysis and Lazard’s professional judgment, Lazard also calculated an enterprise value to estimated CY 2013 unlevered free cash flow multiple reference range of 16.0x to 22.0x. Lazard applied such range to our estimated CY 2013 unlevered free cash flow which was provided in our management projections. Lazard then calculated an implied transaction value reference range for us which resulted in a range of implied prices per share of our common stock from $35.67 to $47.98.

Precedent Transactions Analysis

Lazard reviewed and analyzed certain publicly available financial information for selected recent precedent merger transactions in the human capital management software, which we may refer to in this proxy statement as HCM software, and SaaS industries and compared such information to the corresponding information for the merger. The precedent transactions reviewed were:

Date Announced	Acquiror	Target	Enterprise Value ($ in millions)
Selected HCM Software Precedent Transactions:
02/09/2012	Oracle Corporation	Taleo Corporation	$1,940
12/03/2011	SAP AG	SuccessFactors, Inc.	$3,516
07/01/2011	Providence Equity Partners Inc.	Blackboard Inc.	$1,753
04/26/2011	SuccessFactors, Inc.	Plateau Systems, Ltd.	$276
03/11/2011	Infor Global Solutions (Golden Gate Capital)	Lawson Software, Inc.	$1,935
03/31/2010	Berkshire Partners LLC, Advent International Corp and Bain Capital Partners LLC	SkillSoft PLC	$1,131
12/21/2007	Kohlberg Kravis Roberts & Company	Northgate Information Solutions	$1,963
03/23/2007	Hellman & Friedman LLC and JMI Equity	Kronos Incorporated	$1,801

Selected SaaS Precedent Transactions:
05/22/2012	SAP AG	Ariba, Inc.	$4,376
02/09/2012	Oracle Corporation	Taleo Corporation	$1,940
01/17/2012	Blackbaud, Inc.	Convio, Inc.	$284
12/08/2011	International Business Machines Corporation	DemandTec, Inc.	$438
12/03/2011	SAP AG	SuccessFactors, Inc.	$3,516
10/24/2011	Oracle Corporation	RightNow Technologies, Inc.	$1,618
07/01/2011	Providence Equity Partners Inc.	Blackboard Inc.	$1,753
04/26/2011	SuccessFactors, Inc.	Plateau Systems, Ltd.	$276
12/22/2010	Teradata Corp.	Aprimo, Inc.	$500
11/02/2010	Oracle Corporation	Art Technology Group, Inc.	$850
08/13/2010	International Business Machines Corporation	Unica Corporation	$475
04/16/2010	Oracle Corporation	Phase Forward Incorporated	$638
03/31/2010	Berkshire Partners LLC, Advent International Corp and Bain Capital Partners LLC	SkillSoft PLC	$1,131

Using publicly available information and market data, Lazard calculated and analyzed the enterprise value in each of the selected precedent transactions as a multiple of each target company’s revenues for the last twelve months, or LTM, with respect to the date of announcement of the transaction based on publicly available information as of that date. The analysis indicated the following multiples for each of the two categories of precedent transactions:

Selected HCM Software Precedent Transactions:	Low	Median	High
Enterprise Value to LTM Revenue Multiple	2.3x	3.7x	11.8x

Selected SaaS Precedent Transactions:	Low	Median	High
Enterprise Value to LTM Revenue Multiple	2.9x	4.4x	11.8x

Based on the median multiples for each of the two categories of precedent transactions, Lazard calculated an enterprise value to LTM revenue multiple reference range of 3.7x to 4.4x and applied such range to our LTM revenue as of June 30, 2012. Lazard then calculated an implied transaction value reference range for us which resulted in a range of implied prices per share of our common stock from $42.61 to $50.53.

Discounted Cash Flow Analysis

Lazard conducted a discounted cash flow analysis based on financial projections for our business produced by our management. The analysis estimated the present value of expected future cash flows from CY 2012 to CY 2017 and a terminal value. In its analysis, Lazard utilized discount rates to reflect the risk of the estimated cash flows and company size as compared to broader market risk. The terminal values were based on perpetual growth rates. For its calculations, Lazard used discount rates ranging from 12.125% to 12.375%, and a perpetual growth rate range of 3.5% to 4.5%, which resulted in a range of implied enterprise values for us. Lazard then calculated an implied transaction value reference range for us which resulted in a range of implied prices per share of our common stock of $42.97 to $48.44.

Other Analyses and Reviews

Premiums Paid Analysis

Lazard performed a premiums paid analysis based on the premiums paid, where applicable, in selected HCM software transactions and selected SaaS transactions. These transactions have been listed in the “Precedent Transactions Analysis” section.

The analysis was based on the one-day implied premiums paid in the selected precedent transactions. Lazard calculated the implied premium paid in each transaction by comparing the per share offer price at the time of the announcement of each transaction to the target company’s stock price one day prior to the announcement of the transaction.

The analyses indicated the following premiums paid:

Selected HCM Software Precedent Transactions:	Low	Median	High
One-day	14%	21%	52%

Selected SaaS Precedent Transactions:	Low	Median	High
One-day	15%	40%	120%

Based on the foregoing, Lazard applied the median premium of 21% for selected HCM software precedent transactions and the median premium of 40% for selected SaaS precedent transactions to the closing price of our common stock as of August 24, 2012, the last full trading day before the execution of the merger agreement. Based on the foregoing, Lazard calculated an implied price per share of our common stock of $39.22 and $45.20, respectively.

Miscellaneous

In connection with Lazard’s services as our financial advisor, we agreed to pay Lazard an aggregate fee of $15 million, $2 million of which was payable upon the delivery of Lazard’s opinion and $13 million of which is contingent upon the consummation of the merger. We also agreed to reimburse Lazard for certain expenses incurred in connection with Lazard’s engagement and to indemnify Lazard and certain related persons under certain circumstances against certain liabilities that may arise from or relate to Lazard’s engagement, including certain liabilities under U.S. federal securities laws.

Lazard, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, leveraged buyouts, and valuations for estate, corporate and other purposes. Lazard and Lazard Capital Markets LLC (an entity indirectly owned in large part by current and former managing directors of Lazard) have in the past provided certain investment banking services to us and Lazard in the past provided and currently is providing certain investment banking services to IBM, for which Lazard and Lazard Capital Markets LLC have received and may receive compensation, including, during the past two years, Lazard acting as our financial advisor in connection with our acquisition of Salary.com, Inc. in October 2010, Lazard Capital Markets LLC serving as our joint book-runner on our follow-on equity offering in May 2011 and Lazard acting as financial advisor to IBM in connection with its sale of its Retail Store Solutions business in August 2012. In addition, in the ordinary course of their respective businesses, Lazard, Lazard Capital Markets LLC and their respective affiliates may actively trade securities of us and IBM for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities, and may also trade and hold securities on behalf of us and IBM. The issuance of Lazard’s opinion was approved by the opinion committee of Lazard.

Lazard is an internationally recognized investment banking firm providing a full range of financial advisory and other services. Lazard was selected to act as our financial advisor because of its qualifications, expertise and reputation in investment banking and mergers and acquisitions, as well as its familiarity with our business.

Lazard conducted the analyses and reviews summarized above for the purpose of providing an opinion to our board of directors as to the fairness, from a financial point of view, to the holders of our common stock (other than the excluded holders) of the per share merger consideration to be paid to such holders in the merger. Lazard did not recommend any specific consideration to our board of directors or any other person or indicate that any given consideration constituted the only appropriate consideration for the merger.

Lazard’s opinion was one of many factors considered by our board of directors. Consequently, the summary of the analyses and reviews provided above should not be viewed as determinative of the opinion of our board of directors with respect to the per share merger consideration or of whether our board of directors would have been willing to recommend a different transaction or determine that a different per share merger consideration was fair. Additionally, Lazard’s opinion is not intended to confer any rights or remedies upon any of our shareholders, employees or creditors.

Financial Forecasts

We do not make public forecasts as to future performance or earnings beyond the current quarter and current fiscal year due to the inherent unpredictability of the underlying assumptions and estimates. For internal planning purposes but not for public disclosure, our management team periodically prepares a long-term financial plan, which our management team presents to our board. Our current internal financial plan, which we refer to as the company projections, was reviewed by our board of directors, used by Lazard in connection with its financial analysis of the merger consideration (see “—Opinion of Lazard Frères & Co. LLC” beginning on page 25) and provided to IBM, (except unlevered free cash flow). The company projections consisted of financial forecasts for the fiscal years ending December 31, 2012, 2013, 2014, 2015, 2016 and 2017. The company projections, while presented with numerical specificity necessarily, were based on numerous estimates, variables and assumptions that are inherently uncertain and many of which are beyond our control. Because the projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. The assumptions upon which the projections were based necessarily involve judgments with respect to, among other things, future economic, competitive and regulatory conditions and financial market conditions, all of which are difficult or impossible to predict accurately and many of which are beyond our control.

The financial forecasts for 2012 through 2017 fiscal years included in the company projections were as follows:

	Fiscal Years Ending December 31
	2012	2013	2014	2015	2016	2017
	(In millions, except per share amounts)
Non-GAAP Revenue	$360	$416	$481	$555	$638	$734
Non-GAAP Gross Profit	$225	$269	$312	$359	$413	$475
Non-GAAP EBIT	$42	$62	$77	$101	$126	$153
Non-GAAP EBITDA	$64	$88	$105	$129	$156	$189
Non-GAAP Net Income	$32	$50	$62	$81	$101	$123
Non-GAAP Earnings Per Share	$1.13	$1.71	$2.01	$2.53	$3.05	$3.57
Non-GAAP Unlevered Free Cash Flow	$39	$61	$77	$91	$110	$133

Non-GAAP revenue consists of GAAP revenue and the effect of the write down of the deferred revenue associated with purchase accounting for certain acquisitions. This effect is added back to GAAP revenue because we believe its inclusion provides a more accurate depiction of total revenue. Non-GAAP EBIT consists of GAAP earnings before interest and taxes plus non-cash stock-based compensation, amortization of acquired intangibles and restructuring charges. Non-GAAP EBITDA consists of GAAP earnings before interest, taxes, depreciation and amortization plus non-cash stock-based compensation and restructuring charges. Non-GAAP unlevered free cash flow refers to free cash flow without the effect of interest income and interest expense, which we record in other income / expense. Non-GAAP unlevered free cash flow consists of cash flow from operations less capital expenditures and tax-effected net interest income. Non-GAAP net income refers to non-GAAP net income available to common shareholders. Non-GAAP net income consists of GAAP net income plus tax-effected non-cash stock-based compensation, amortization of acquired intangibles and restructuring charges. Non-GAAP revenue, gross profit, EBIT, EBITDA, net income and earnings per share (but not unlevered free cash flow) are measures that are used by our management as supplemental financial measurements to evaluate our operational trends and should not be considered as alternatives to revenue, gross profit, net income or earnings per share as indicators of our operating performance. Non-GAAP revenue, gross profit, EBIT, EBITDA, net income, earnings per share and unlevered free cash flow are not defined under generally accepted accounting principles in the United States, which we refer to as GAAP. Accordingly, they have limitations in that they do not reflect all of the amounts associated with our company’s results of operations, as determined in accordance with GAAP, and may not be comparable measurements to those used by other companies.

The financial forecasts above are included in this proxy statement to provide our shareholders access to certain nonpublic information considered by our board of directors in connection with its evaluation of the merger, provided to Lazard in connection with its opinion to our board of directors, as more fully described in the section entitled “—Opinion of Lazard Frères & Co. LLC” beginning on page 25, and provided to IBM (except unlevered free cash flow) for the purpose of allowing it to evaluate the merger.

The financial forecasts stated above were prepared for internal use in connection with the merger and not with a view toward public disclosure or toward complying with GAAP, the published guidelines of the SEC regarding forecasts or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The company projections included in this proxy statement were prepared by, and are the responsibility of, our management. We do not assume any responsibility to update these forecasts. Neither our independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial forecasts contained herein, nor have they expressed any opinion or any other form of assurance on such forecasts or their achievability, and assume no responsibility for, and disclaim any association with, the financial forecasts. Furthermore, the financial forecasts do not take into account any circumstances or events occurring after the date the forecasts were prepared that were unforeseen by our management at the time of preparation. We have made publicly available our actual results of operations for the quarter ended June 30, 2012. Our shareholders should review our Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 to obtain this information. See “Where You Can Find More Information” beginning on page 73.

The inclusion of this information should not be regarded as an indication to any shareholder that our board of directors or any other recipient of this information considered, or now considers, it to be predictive of actual future results, and they should not be relied on as such. The company projections reflect numerous estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions, as well as matters specific to our business, all of which are difficult to predict and many of which are beyond our control. As a result, there can be no assurance that the forecasted results will be realized or that actual results will not be significantly higher or lower than such forecasts. As the forecasts cover multiple years, such information by its nature becomes less predictive with each successive year. Also, the economic and business environments can and do change quickly, which adds a significant level of unpredictability, unreliability and execution risk. These factors create significant doubt as to whether the forecasts for fiscal years ended December 31, 2012 and beyond are likely to be achieved. As a result, the forecasts are not necessarily indicative of future results. In addition, our management prepared the forecasts prior to the execution of the merger agreement and, accordingly, the forecasts do not reflect the effects of the merger, which may cause results to differ materially. Accordingly, readers of this proxy statement are cautioned not to place undue reliance on the financial forecasts.

None of our company or our affiliates, advisors, officers, directors or representatives has made or makes any representation to any shareholder or other person regarding the ultimate performance of our company compared to the information contained in the forecasts or that forecasted results will be achieved.

BY INCLUDING IN THIS PROXY STATEMENT A SUMMARY OF OUR INTERNAL COMPANY PROJECTIONS, WE UNDERTAKE NO OBLIGATIONS TO UPDATE, OR PUBLICLY DISCLOSE ANY UPDATE TO, THESE COMPANY PROJECTIONS TO REFLECT CIRCUMSTANCES OR EVENTS, INCLUDING UNANTICIPATED EVENTS, THAT MAY HAVE OCCURRED OR THAT MAY OCCUR AFTER THE PREPARATION OF THESE FORECASTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE FINANCIAL FORECASTS ARE SHOWN TO BE IN ERROR OR CHANGE.

Interests of Kenexa’s Executive Officers and Directors in the Merger

When considering the recommendation of our board of directors, you should be aware that members of our board of directors and our executive officers have interests in the merger in addition to their interests as shareholders of ours generally, pursuant to certain agreements between such directors and executive officers and us and, in the case of certain of the executive officers, pursuant to the Offer Letters. These interests are described below and may be different from, or in conflict with, your interests as one of our shareholders. The members of our board of directors were aware of the material facts as to these additional interests, and considered them, when they approved the merger agreement.

Overview

Our non-employee directors are entitled to certain equity acceleration benefits in connection with the merger, as described below in “—Treatment of Equity Awards Held by Our Non-Employee Directors” on page 34.

Because neither Mr. Karsan nor Mr. Kanter has received an Offer Letter, their employment arrangements will remain in effect following the merger. The Change in Control Plan provides for certain severance and equity acceleration benefits, as described below in “—Kenexa Change in Control Severance Plan” on page 34.

Messrs. Volk and Jones will be entitled to the equity acceleration each is entitled to under the Change in Control Plan; however, because they have each received and accepted an Offer Letter, these Offer Letters will supersede and replace their existing severance entitlements under the Change in Control Plan. The Offer Letters will be effective upon the closing of the merger and will provide certain transition and severance benefits to these individuals, as described below in “—IBM Offer Letters” on page 34.

Mr. Restivo has received and accepted an Offer Letter from IBM. This Offer Letter will supersede and replace his existing employment arrangement with us, including Mr. Restivo’s benefits under the Change in Control Plan. The Offer Letter will be effective upon the closing of the merger and will provide certain retention, severance and equity compensation benefits to Mr. Restivo, as described below in “—IBM Offer Letters” on page 34.

Each of Messrs. Karsan, Kanter, Volk, Restivo and Jones has entered into a non-competition and non-solicitation agreement with IBM that will become effective upon the closing of the merger, as described below in “—Non-Competition Agreements” on page 36.

Treatment of Equity Awards Held by Our Non-Employee Directors

Pursuant to the terms of the merger agreement and agreements evidencing equity awards awarded to our non-employee directors, all of the then-unvested options and restricted stock held by each of Messrs. Abelson, Konen, Nies and Pinola, Ms. Booth and Ms. Maddox will become fully vested at the effective time of the merger. The general treatment of options and restricted stock in the merger, including such awards held by our non-employee directors, is described below under “—Treatment of Outstanding Stock Options” and “—Treatment of Outstanding Restricted Stock” beginning on pages 42 and 43, respectively.

Kenexa Change in Control Severance Plan

Pursuant to the Change in Control Plan, Messrs. Karsan and Kanter are entitled to cash severance and pro-rata bonus payments (for the year in which the applicable termination occurs), payable if the executive is terminated without “cause” or resigns for “good reason” (as such terms are defined in the Change in Control Plan) within two years following the merger. Upon such a termination of employment and contingent upon the executive’s execution of a standard release in favor of Kenexa, the executive would receive (A) a lump-sum payment equal to 1.75 times the sum of (i) the executive’s base salary and (ii) the executive’s target bonus opportunity for the fiscal year in which the termination occurs and (B) a payment of a pro-rata annual bonus for the year in which the termination occurs, determined and paid at the same time as other employee bonuses are paid with respect to such year. Although Messrs. Restivo, Volk and Jones were eligible to receive the severance benefits under the Change in Control Plan as described above in “—Overview” on page 33, such benefits were waived in connection with their acceptance of the Offer Letters.

Under the Change in Control Plan, all unvested equity and equity-based awards will accelerate and become fully vested immediately prior to (and contingent on) the occurrence of a “change in control” (as such term is defined in the Change in Control Plan). The closing of the merger will constitute a “change in control” within the meaning of the Change in Control Plan. Each of Messrs. Karsan, Kanter, Volk and Jones will be entitled to such accelerated vesting of their respective unvested equity and equity-based awards pursuant to the Change in Control Plan. Mr. Restivo waived this benefit in connection with his acceptance of his Offer Letter.

IBM Offer Letters

Each of Messrs. Volk, Restivo and Jones has received and accepted an Offer Letter that is conditioned upon the closing of the merger and the executive officer’s continued employment with us through the closing of the merger. Upon the closing of the merger and the effectiveness of such Offer Letters, each of Messrs. Volk, Restivo and Jones will no longer be entitled to any payments or benefits upon termination of employment under their existing arrangements with us, including the Change in Control Plan, other than as described in their respective Offer Letters. Each executive officer’s employment by IBM is “at will” and may be terminated at any time for any reason, subject to the obligations described below and applicable law. Pursuant to Messrs. Volk’s and Jones’ Offer Letters, it is anticipated that their employment will end on the 12-month anniversary of the closing of the merger, unless they are offered and accept continuing employment with IBM.

Salary and Incentive Compensation. Mr. Volk’s Offer Letter provides for a gross monthly salary of $44,792 upon his transition to IBM’s payroll, and Mr. Jones’s Offer Letter provides for a gross monthly salary of $31,959. Messrs. Volk and Jones will not be entitled to participate in any IBM cash incentive programs. Mr. Restivo’s Offer Letter provides that the base salary and target cash incentive opportunity to which he will be entitled upon his transition to IBM’s payroll will be determined by IBM following the closing of the merger; however, during the 24-month period following such closing, neither his base salary nor his target total cash opportunity will be reduced from the amounts in effect as of immediately prior to the closing.

Treatment of Kenexa Equity Awards. The general treatment of options and restricted stock units in the merger, including such awards held by our executive officers, is described below under “—Treatment of Outstanding Stock Options” beginning on page 42 and “—Treatment of Outstanding Restricted Stock Units” beginning on page 42. Pursuant to Mr. Restivo’s Offer Letter, Mr. Restivo waived accelerated vesting of his Kenexa equity awards in connection with the closing of the merger. In addition, pursuant to his Offer Letter and subject to execution of IBM’s standard release of claims, if Mr. Restivo’s employment is terminated by IBM without “cause” (as described below) or due to Mr. Restivo’s death or disability (the latter as described in his Offer Letter) prior to the final vesting date with respect to converted Kenexa equity awards, all of the converted Kenexa equity awards held by Mr. Restivo that are unvested as of such date will vest in full.

Transition Program. Under the terms of each of Messrs. Volk’s and Jones’s Offer Letters, Messrs. Volk and Jones will be entitled to participate in a transition program pursuant to which they will be entitled to receive a cash payment equal to, with respect to Mr. Volk, $1,275,000 and, with respect to Mr. Jones, $792,000, payable as soon as practicable following the 12-month anniversary of the closing of the merger, subject to continued employment through such date and the achievement of certain milestones set forth in their respective Offer Letters. If Messrs. Volk’s or Jones’s employment is terminated by IBM without “cause” (as described below), or due to death or disability (the latter as described in the Offer Letters), prior to the one-year anniversary of the closing of the merger, the executive will be entitled to the full amount of his cash payment under the transition program, subject to the execution of IBM’s standard release of claims.

Retention Program. Under the terms of Mr. Restivo’s Offer Letter, Mr. Restivo will be entitled to participate in a retention program pursuant to which he will be eligible to receive an aggregate of $1,000,000 payable following each of three milestone periods, subject to continued employment through the applicable milestone period and the achievement of certain milestones set forth in his Offer Letter. The first milestone period begins on the closing date of the merger and ends on the six-month anniversary of the closing date; the second milestone period begins on the six-month anniversary of the closing date and ends on the one-year anniversary of the closing date; and the third milestone period begins on the one-year anniversary of the closing date and ends on the two-year anniversary of the closing date. Up to ten percent of the aggregate bonus may be paid at the end of the first milestone period; up to 20% may be paid at the end of the second milestone period; and up to 70% may be paid at the end of the third milestone period. If Mr. Restivo’s employment is terminated by IBM without “cause” (as described below) after the one-year anniversary, but prior to the two-year anniversary, of the closing of the merger or due to his death or disability (the latter as described in his Offer Letter) prior to the two-year anniversary of the closing of the merger, he will be entitled to receive the retention payment for the then-applicable milestone period, subject to his execution of IBM’s standard release of claims.

Severance Payment. Mr. Restivo’s Offer Letter provides that if Mr. Restivo’s employment is terminated by IBM without “cause” (as described above) on or prior to the one-year anniversary of the closing of the merger, he will be entitled to (i) a lump-sum cash payment equal to $400,000 and (ii) a pro-rata annual bonus for the year in which his employment is terminated, in each case contingent on his executing IBM’s standard release of claims.

Definition of “Cause.” “Cause” is described in each Offer Letter as cause, as determined by IBM in accordance with its standard policies and procedures, which includes, among other things, any violation of IBM policy and/or failure to perform satisfactorily, and without regard to how “cause” is defined in any plan, policy or program, any offer letter, any agreement between the executive and Kenexa or any amendment thereto.

Non-Competition Agreements

Each of Messrs. Karsan, Kanter, Volk, Restivo and Jones has executed a non-competition agreement with IBM, which provides that for certain periods following termination of employment and following the closing of the merger, each will be subject to restrictive covenants that generally prohibit them, in any capacity, directly or indirectly, from having any relationship with a business that involves engaging or assisting in the design, development, distribution, support, marketing, consulting on, licensing or selling software, solutions or services that include or relate to (i) SaaS, hosted and on-premise based Human Capital Management and Integrated Human Capital Management software, solutions, content, data and services, or (ii) any affiliated, attendant or associated products or services, including without limitation outsourcing or consulting services, as they relate to human resource sourcing, talent pools, recruiting, recruitment process, outsourcing, applicant tracking, interviewing, hiring and other human resources related functions. During the restricted period, such agreement also prohibits each executive from soliciting customers, employees and consultants of Kenexa or the IBM business unit into which Kenexa will be integrated, and provides for certain no-hire and non-disruption restrictions.

Compensation Summary

The table below sets forth the following cash compensation for each of our executive officers:

•

the annual base salary each of Messrs. Volk, Restivo and Jones is expected to receive from IBM following the closing of the merger and the severance payment each of Messrs. Karsan and Kanter is expected to receive from IBM following the merger (assuming a closing of the merger and termination of employment as of December 1, 2012); and

•	the aggregate cash transition or retention bonus each of Messrs. Volk, Restivo and Jones will be eligible to receive following the closing of the merger.

Name of Executive Officer	Annual IBM Base Salary or Severance Payment ($)	Aggregate Cash Transition/Retention Bonus ($)
Nooruddin (Rudy) S. Karsan	1,843,000	—
Troy A. Kanter	1,843,000	—
Donald F. Volk	537,504	1,275,000
James P. Restivo	225,000	1,000,000
Archie L. Jones, Jr.	383,508	792,000

The table below sets forth, as of December 1, 2012, for each of our directors and executive officers, the total number of all unvested, in-the-money stock options held, the dollar value of such stock options, the total number of all vested and unvested, in-the-money stock options held and the dollar value of such stock options. The first two columns of the table below only include the number and value of the options for which vesting will be accelerated automatically in connection with the closing of the merger and does not take into account any additional acceleration of stock option vesting that could occur upon termination of service under specified circumstances pursuant to the Offer Letters; however, see “—Potential Payments in Connection with a Change in Control” beginning on page 39 below.

Name	Total Number of Options the Vesting of Which Will Accelerate at the Closing (1)	Dollar Value of Accelerated Options ($)(2)	Total Number of All Options (3)	Dollar Value of All Options ($)(2)
Non-Employee Directors:
Barry M. Abelson	4,716	62,298	64,581	1,879,733
Renee B. Booth	4,716	62,298	62,581	1,653,913
Joseph A. Konen	4,716	62,298	44,581	1,147,333
Rebecca J. Maddox	4,716	62,298	62,581	1,658,313
John A. Nies	4,716	62,298	54,581	1,618,333
Richard J. Pinola	4,716	62,298	64,581	1,879,733

Executive Officers:
Nooruddin (Rudy) S. Karsan	250,000	6,133,500	625,000	20,728,250
Troy A. Kanter	250,000	6,133,500	525,000	16,746,250
Donald F. Volk	60,000	1,752,600	180,000	6,258,900
James P. Restivo (4)	—	—	146,000	4,943,100
Archie L. Jones, Jr.	22,000	609,700	51,000	1,754,050

(1)	Only includes currently unvested options that will be accelerated at closing of the merger and cancelled for a cash payment at the closing.

(2)	The dollar value of options is calculated by subtracting the per share exercise price of the specific options from the $46.00 per share merger consideration and multiplying the amount of this difference by the number of shares subject to the options.

(3)	The number of all options includes currently unvested options that will be accelerated at closing of the merger and cancelled for a cash payment at the closing, in-the-money, vested options that will be cancelled for a cash payment at the closing of the merger and unvested options that will be converted into options for IBM’s common stock.

(4)	Pursuant to his Offer Letter, Mr. Restivo has waived any acceleration of vesting upon closing of the merger. However, included in this row are 50,750 options with a current value of $1,488,750, which will remain unvested as of the closing. Mr. Restivo is still eligible for acceleration of vesting on these awards if his service is either terminated without cause or terminated due to death or disability prior to the applicable vesting dates.

The table below sets forth, as of December 1, 2012, for each of our directors and executive officers, the number of shares of restricted stock and restricted stock units the vesting of which will accelerate at the closing of the merger, the dollar value of such restricted stock and restricted stock units, the total number of all shares of restricted stock and restricted stock units held and the dollar value of such restricted stock and restricted stock units. The first two columns of the table below only include the number and value of the restricted stock and restricted stock units that will be accelerated automatically in connection with the closing of the merger and does not take into account any additional acceleration of vesting that could occur upon termination of service under specified circumstances pursuant to the officers’ Offer Letters or Change in Control Plan; however, see “—Potential Payments in Connection with a Change in Control” beginning on page 39 below.

Name	Total Number of Shares of Restricted Stock or Restricted Stock Units the Vesting of Which Will Accelerate at the Closing (1)	Dollar Value of Accelerated Restricted Stock (Directors) or Restricted Stock Units (Executive Officers) ($)(2)	Total Number of All Restricted Stock or Restricted Stock Units (3)	Dollar Value of All Restricted Stock or Restricted Stock Units ($)(2)
Non-Employee Directors:
Barry M. Abelson	1,006	46,276	1,006	46,276
Renee B. Booth	1,006	46,276	1,006	46,276
Joseph A. Konen	1,006	46,276	1,006	46,276
Rebecca J. Maddox	1,006	46,276	1,006	46,276
John A. Nies	1,006	46,276	1,006	46,276
Richard J. Pinola	1,006	46,276	1,006	46,276

Executive Officers:
Nooruddin (Rudy) S. Karsan	67,500	3,105,000	67,500	3,105,000
Troy A. Kanter	67,500	3,105,000	67,500	3,105,000
Donald F. Volk	35,833	1,648,318	35,833	1,648,318
James P. Restivo (4)	—	—	23,917	1,100,182
Archie L. Jones, Jr	4,750	218,500	4,750	218,500

(1)	Only includes currently unvested shares of restricted stock that will be converted into a right to receive a cash payment at the closing of the merger or restricted stock units that will be accelerated at closing of the merger and cancelled for a cash payment at the closing.

(2)	The dollar value of each share of restricted stock or restricted stock unit is calculated by multiplying the number of shares of restricted stock or shares underlying such restricted stock unit by $46.00.

(3)	Includes the total number of all shares of restricted stock that will be converted into a right to receive a cash payment at the closing of the merger, restricted stock units that will be cancelled for a cash payment at the closing of the merger and unvested restricted stock units that will be converted into IBM common stock.

(4)	Pursuant to his Offer Letter, Mr. Restivo has waived any acceleration of vesting upon closing of the merger. However, Mr. Restivo is still eligible for acceleration of vesting on these awards if his service is either terminated without cause or terminated due to death or disability prior to the applicable vesting dates.

Potential Payments in Connection with a Change in Control

The following table is intended to comply with Item 402(t) of Regulation S-K and sets forth the amount of payments and benefits that may be paid or become payable to each of our named executive officers in connection with the merger pursuant to employment arrangements with us (including the Change in Control Plan) and the Offer Letters described above, assuming (i) the consummation of the merger occurred on December 1, 2012, (ii) the price per share of our common stock is $46.00 and (iii) for purposes of estimating severance and equity acceleration benefits, the service of the named executive officer also terminated on such date under the circumstances described below.

Golden Parachute Compensation

Named Executive Officer	Cash ($)(1)		Equity ($)(2)		Other ($)		Total ($)*
Nooruddin (Rudy) S. Karsan Chairman and Chief Executive Officer	1,843,000	(3)	9,238,500	(3)	—		11,081,500
Troy A. Kanter President and Chief Operating Officer	1,843,000	(4)	9,238,500	(4)	—		11,081,500
Donald F. Volk Chief Financial Officer	—	(5)	3,400,918	(6)	1,275,000	(7)	4,675,918
James P. Restivo Chief Technology Officer	—	(8)	2,588,932	(9)	1,000,000	(10)	3,588,932
Archie L. Jones, Jr. Vice President, Business Development	—	(11)	828,200	(12)	792,000	(13)	1,620,200

*	The total amount is an estimate based on multiple assumptions that may or may not occur. The actual total amount received by an officer may differ in material respects from the amount reflected in this column depending on future circumstances.

(1)	Pursuant to the Change in Control Plan described above, this column includes (A) the severance payable to Messrs. Karsan and Kanter which equals 1.75 times the sum of (i) the executive’s base salary plus (ii) the executive’s bonus (assumed at “target” level), and (B) a pro-rata bonus component (assumed at “target” level), in each case, payable only if the named executive officer is terminated without cause or resigns for good reason within two years following the merger. This would constitute a “double trigger” benefit as it is contingent on a qualifying termination of employment following the merger. In connection with their execution of Offer Letters, Messrs. Volk, Restivo and Jones have waived the severance potentially payable under the Change in Control Plan.

(2)	The value of vesting acceleration has been calculated in accordance with SEC rules by multiplying the number of unvested in-the-money options or restricted stock units by (A) the excess of the per share merger consideration of $46.00 over the option exercise price (in the case of options) or (B) the per share merger consideration of $46.00 (in the case of restricted stock units).

(3)	The “Cash” column includes cash severance of $1,510,250 and a pro-rata bonus payment of $332,750, which is a “double trigger” benefit as it is contingent on a qualifying termination of employment following the merger. The “Equity” column includes in-the-money accelerated stock option value totaling $6,133,500 and restricted stock units totaling $3,105,000, which is a “single trigger” benefit because no termination of employment is required.

(4)	The “Cash” column includes cash severance of $1,510,250 and a pro-rata bonus payment of $332,750, which is a “double trigger” benefit as it is contingent on a qualifying termination of employment following the merger. The “Equity” column includes in-the-money accelerated stock option value totaling $6,133,500 and restricted stock units totaling $3,105,000, which is a “single trigger” benefit because no termination of employment is required.

(5)

As described above, pursuant to his Offer Letter, Mr. Volk has waived any rights to the severance benefits he was eligible for pursuant to the Change in Control Plan. However, as described in footnote (7) below, if

Mr. Volk’s employment is terminated by IBM without cause or due to his death or disability, in each case prior to the 12-month anniversary of the closing of the merger, he will be entitled to receive the full amount of the transition payment set forth in the “Other” column, subject to execution of IBM’s standard release of claims. This would constitute a “double trigger” benefit as it is contingent on a qualifying termination of Mr. Volk’s employment following the merger.

(6)	This column includes in-the-money accelerated stock option value totaling $1,752,600 and restricted stock unit value totaling $1,648,318, which is a “single trigger” benefit because no termination of employment is required.

(7)	As described above, pursuant to his Offer Letter, Mr. Volk is eligible to receive a transition payment of $1,275,000 on the 12-month anniversary of the closing of the merger, subject to his continued employment through such date and the achievement of certain transition milestones. This is a “single trigger” benefit because no termination of employment is required; however, Mr. Volk will not be entitled to such payment unless the conditions described in the preceding sentence have been satisfied. If Mr. Volk’s employment is terminated by IBM without cause or due to his death or disability, in each case prior to the 12-month anniversary of the closing of the merger, he will be entitled to the full amount of this payment, subject to the execution of IBM’s standard release of claims. This would constitute a “double trigger” benefit as it is contingent on a qualifying termination of Mr. Volk’s employment following the merger.

(8)	As described above, pursuant to his Offer Letter, Mr. Restivo has waived any rights to the severance benefits he was eligible for pursuant to the Change in Control Plan, but is now eligible for a severance payment equal to $400,000 and a pro-rata bonus for that applicable year if his employment is terminated by IBM without cause within one year after closing of the merger, subject to his execution of IBM’s release of claims. However, the designated severance payment above will be made in lieu of the applicable milestone retention payments described in footnote (10) below and in the “Other” column. This would constitute a “double trigger” benefit as it is contingent on a qualifying termination of Mr. Restivo’s employment following the merger.

(9)	Pursuant to his Offer Letter, Mr. Restivo has waived any acceleration of vesting of equity upon closing of the merger (this included in-the-money accelerated stock option value totaling $1,488,750 and restricted stock unit value totaling $1,100,182, as shown above in the chart). As described below in “—Treatment of Outstanding Stock Options” and “—Treatment of Outstanding Restricted Stock Units,” unvested stock options and restricted stock units held by Mr. Restivo will be converted into stock options and restricted stock units with respect to IBM’s common stock under the same terms and conditions. However, pursuant to his Offer Letter, Mr. Restivo is now eligible for acceleration of vesting of such IBM common stock if his service is terminated without cause or on account of death or disability prior to the applicable vesting dates. Because Mr. Restivo’s unvested Kenexa equity will be converted into IBM equity, the actual value that he would receive if vesting accelerates following the merger could vary significantly based on the price per share of IBM’s common stock at the time of vesting.

(10)	As described above, pursuant to his Offer Letter, Mr. Restivo is eligible to receive up to $1,000,000 in retention payments, based on the completion of each of three milestone periods ending on the six-month, one-year and two-year anniversaries of the closing of the merger and the achievement of certain milestones for such periods. This is a “single trigger” benefit because no termination of employment is required; however, Mr. Restivo will not be entitled to such payments unless the conditions described in the preceding sentence have been satisfied. If Mr. Restivo’s employment is terminated by IBM without cause after the one-year anniversary, but prior to the two-year anniversary, of the closing of the merger or due to his death or disability prior to the two-year anniversary of the closing of the merger, he will be entitled to receive the retention payment for the then-applicable milestone period, subject to his execution of IBM’s standard release of claims. This acceleration would constitute a “double trigger” benefit as it is contingent on a qualifying termination of Mr. Restivo’s employment following the merger.

(11)

As described above, pursuant to his Offer Letter, Mr. Jones has waived any rights to the severance benefits he was eligible for pursuant to the Change in Control Plan. However, as described in footnote (13) below, if Mr. Jones’s employment is terminated by IBM without cause or due to his death or disability, in each case prior to the 12-month anniversary of the closing of the merger, he will be entitled to receive the full amount of the transition payment set forth in the “Other” column, subject to execution of IBM’s standard release of claims. This would constitute a “double trigger” benefit as it is contingent on a qualifying termination of Mr. Jones’s employment following the merger.

(12)	This column includes in-the-money accelerated stock option value totaling $609,700 and restricted stock unit value totaling $218,500, which is a “single trigger” benefit because no termination of employment is required.

(13)	As described above, pursuant to his Offer Letter, Mr. Jones is eligible to receive a transition payment of $792,000 on the 12-month anniversary of the closing of the merger, subject to his continued employment through such date and the achievement of certain transition milestones. This is a “single trigger” benefit because no termination of employment is required; however, Mr. Jones will not be entitled to such payment unless the conditions described in the preceding sentence have been satisfied. If Mr. Jones’s employment is terminated by IBM without cause or due to his death or disability, in each case prior to the 12-month anniversary of the closing of the merger, he will be entitled to the full amount of this payment, subject to the execution of IBM’s standard release of claims. This would constitute a “double trigger” benefit as it is contingent on a qualifying termination of Mr. Jones’s employment following the merger.

The proposal to our shareholders with respect to the approval, on an advisory (non-binding) basis, of the “golden parachute” compensation that may be paid or become payable to our named executive officers in connection with the merger, including the agreements and understandings with us pursuant to which such compensation may be paid or become payable, requires the affirmative vote of the holders of a majority of votes cast by all Kenexa shareholders entitled to vote at the special meeting, provided that a quorum is present.

Indemnification and Insurance

The surviving corporation will assume, and IBM will cause the surviving corporation and its successors and assigns to comply with and honor, all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the merger existing in favor of our and our subsidiaries’ current or former directors or officers as provided in our and their respective certificates of incorporation or bylaws (or comparable organizational documents) and any indemnification or other agreements as in effect on the date of the merger agreement.

In the event the surviving corporation consolidates with or merges into another entity and is not the continuing or surviving entity of such consolidation or merger or transfers all or substantially all of its properties and assets to another entity, or if IBM dissolves the surviving corporation, IBM will cause the successors and assigns of the surviving corporation to comply with and honor the indemnification and other obligations set forth above.

IBM will obtain or will cause to be obtained as of the effective time of the merger a “tail” insurance policy with a claims period of six years from the effective time of the merger with respect to directors’ and officers’ liability insurance covering those persons who were, as of the date of the merger agreement, covered by our directors’ and officers’ liability insurance policy, for acts or omissions occurring prior to the effective time of the merger, on terms that are no less favorable than our policies in effect on the date of the merger agreement. Prior to the closing of the merger, IBM will prepay such insurance for the six-year period, but in no event will IBM or the surviving corporation be required to pay, with respect to the entire six-year period following the effective time of the merger, premiums for insurance which in the aggregate exceed 300% of the aggregate premiums paid by us for the period from June 23, 2012 to, and including, June 23, 2013 (or $975,891 in the aggregate).

Legal Matter Regarding the Merger

Subsequent to the announcement of the merger, our board of directors received a letter from a law firm representing an alleged shareholder demanding that we institute a lawsuit on behalf of the Company to assert claims that our directors failed to comply with their fiduciary duties in connection with the merger. The letter indicates that in the event our board of directors does not institute an action, the law firm’s client may do so. Our board of directors has formed a special committee to review, with independent counsel, the claims in the letter.

Absence of Dissenters’ Rights

Under Section 1571 of the Pennsylvania Business Corporation Law of 1988, the holders of any class or series of shares of a corporation are not entitled to exercise dissenters’ rights if the shares of the corporation are listed on a national securities exchange. Consequently, since our common stock is currently listed on the NYSE, which is a national securities exchange, the holders of our common stock will not have the right to exercise dissenters’ rights in connection with the merger.

If the merger agreement is adopted and the merger is completed, holders of our common stock who voted against the adoption of the merger agreement will be treated the same as holders who voted for the adoption of the merger agreement and their shares will automatically be converted into the right to receive the $46.00 per share merger consideration.

Treatment of Outstanding Stock Options

Cash-Out Options. Subject to any provisions to the contrary in an Offer Letter, each outstanding and unexercised option to acquire shares of our common stock to the extent that such option either (i) is vested (or will vest in connection with the merger), (ii) is held by any of our or our subsidiaries’ non-employee directors, consultants or independent contractors or (iii) has an exercise price per share greater than or equal to the merger consideration of $46.00 per share will be cancelled at the effective time of the merger and will be converted into the right of the holder thereof to receive, in consideration for such cancellation, an amount in cash, without interest and less any applicable withholding taxes, payable at or as soon as practicable following the effective time of the merger, equal to the product of the number of shares of our common stock that are subject to such option, and the excess, if any, of the merger consideration of $46.00 per share over the exercise price per share of the common stock subject to such option.

Rollover Options. Subject to any provisions to the contrary in an Offer Letter, each outstanding and unexercised option to acquire shares of our common stock that will not be cancelled in the manner described in the preceding paragraph will be converted into an option to acquire, on substantially the same terms and conditions as were applicable to such option prior to the effective time of the merger, the number of shares of IBM’s common stock equal to the product of the number of shares of our common stock that are subject to such option and the exchange ratio, rounded down to the nearest whole share of IBM’s common stock. The exchange ratio is a fraction, the numerator of which is the merger consideration of $46.00 per share and the denominator of which is the average closing price per share of IBM’s common stock on the NYSE on the 20 trading days immediately preceding the closing date of the merger. The exercise price of such converted option per share of IBM’s common stock as of immediately following such conversion will be equal to the per share exercise price for the shares of our common stock purchasable pursuant to such option prior to the effective time of the merger divided by the exchange ratio, rounded up to the nearest whole cent.

Treatment of Outstanding Restricted Stock Units

Cash-Out Restricted Stock Units. Subject to any provisions to the contrary in an Offer Letter, each outstanding and unsettled restricted stock unit to the extent that such restricted stock unit either (i) is vested (or will vest in connection with the merger) or (ii) is held by any of our or our subsidiaries’ non-employee directors, consultants or independent contractors will be cancelled at the effective time of the merger and will be converted into the right of the holder thereof to receive in consideration for such cancellation an amount in cash, without interest and less any applicable withholding taxes, payable at or as soon as practicable following the effective time of the merger, equal to the product of the number of shares of our common stock that are subject to such restricted stock unit and the merger consideration of $46.00 per share.

Rollover Restricted Stock Units. Subject to any provisions to the contrary in an Offer Letter, each outstanding and unsettled restricted stock unit that will not be cancelled in the manner described in the preceding paragraph will be converted at the effective time of the merger into a restricted stock unit, subject to substantially the same terms and conditions as were applicable to the restricted stock unit prior to the effective time of the merger, with respect to a number of shares of IBM’s common stock equal to the product of the number of shares of our common stock underlying the restricted stock unit prior to the effective time of the merger and the exchange ratio (as described above) rounded down to the nearest whole share of IBM’s common stock.

Treatment of Outstanding Restricted Stock

Each outstanding share of restricted stock will be converted into the right to receive the merger consideration of $46.00 per share.

Treatment of Purchase Rights under 2006 Employee Stock Purchase Plan

Under the merger agreement, the ESPP will be terminated no later than the last trading day prior to the effective time of the merger before the closing of the merger, and, if the ESPP remains in effect on the last trading day prior to the effective time of the merger, the amounts credited to the accounts of participants in the ESPP will be distributed to such participants as soon as practicable after the closing of the merger.

Effective Time of the Merger

The merger will become effective upon the filing of articles of merger with the Department of State of the Commonwealth of Pennsylvania or at such later time as is agreed upon by IBM and us and specified in such articles of merger. The filing of the articles of merger will occur as soon as practicable on or after the closing. We currently anticipate the merger to be completed in the fourth quarter of calendar year 2012.

Delisting and Deregistration of Our Common Stock

If the merger is completed, our common stock will be delisted from and will no longer be traded on the NYSE and will be deregistered under the Securities Exchange Act. Following the closing of the merger, we will no longer be an independent public company.

Material United States Federal Income Tax Consequences of the Merger

The following discussion summarizes the material U.S. federal income tax consequences of the merger to holders of our common stock. This discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, the U.S. Treasury Regulations promulgated thereunder and judicial and administrative rulings, all as in effect as of the date of this proxy statement and all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein.

This discussion assumes that holders of our common stock hold their shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of our common stock in light of such holder’s particular circumstances, nor does it discuss the special considerations applicable to holders of our common stock subject to special treatment under the U.S. federal income tax laws, such as, for example, financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities and their partners or members, tax-exempt organizations, insurance companies, dealers in securities or foreign currencies, traders in securities who elect mark-to-market method of accounting, controlled foreign corporations, passive foreign investment companies, U.S. expatriates, holders who acquired their Kenexa common stock through the exercise of options or otherwise as compensation, holders who hold their Kenexa common stock as part of a hedge, straddle, constructive sale or conversion transaction, and U.S. holders (as defined below) whose functional currency is not the U.S. dollar. This discussion does not address any aspect of foreign, state, local, alternative minimum, estate, gift or other tax law that may be applicable to a holder.

We intend this discussion to provide only a general summary of the material U.S. federal income tax consequences of the merger to holders of our common stock. We do not intend it to be a complete analysis or description of all potential U.S. federal income tax consequences of the merger. The U.S. federal income tax laws are complex and subject to varying interpretation. Accordingly, the Internal Revenue Service may not agree with the tax consequences described in this proxy statement.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and activities of the partnership. If you are a partner of a partnership holding our common stock, you should consult your own tax advisor.

All holders should consult their own tax advisor to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for shares of our common stock pursuant to the merger.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our common stock that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•

a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•	an estate the income of which is subject to U.S. federal income tax regardless of its source.

A “non-U.S. holder” is a beneficial owner (other than a partnership) of our common stock that is not a U.S. holder.

U.S. Holders

The conversion of shares of our common stock into cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received in respect of the shares converted pursuant to the merger and such U.S. holder’s adjusted tax basis in the converted shares. Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the holder’s holding period for such shares exceeds one year as of the date of the merger. Long-term capital gains for certain non-corporate U.S. holders, including individuals, are generally eligible for a reduced rate of federal income taxation. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of our common stock at different times or different prices, such U.S. holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of our common stock.

A U.S. holder may, under certain circumstances, be subject to information reporting and backup withholding at the applicable rate (currently, 28%) with respect to the cash received pursuant to the merger, unless such holder properly establishes an exemption or provides its correct tax identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules can be refunded or credited against a payee’s U.S. federal income tax liability, if any, provided that such U.S. holder furnishes the required information to the Internal Revenue Service in a timely manner.

Non-U.S. Holders

Any gain recognized on the receipt of cash in respect of our common stock converted pursuant to the merger by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with a U.S. trade or business of such non-U.S. holder (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment or, in the case of an individual, a fixed base in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be subject to tax on such gain in the same manner as a U.S. holder and, if the non-U.S. holder is a foreign corporation, such corporation may be subject to branch profits tax at the rate of 30% (or such lower rate as may be specified by an applicable income tax treaty); or

•

the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the merger and certain other conditions are met, in which case the non-U.S. holder generally will be subject to a 30% tax on the non-U.S. holder’s net gain realized in the merger, which may be offset by U.S. source capital losses of the non-U.S. holder, if any; or

•

Kenexa is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the merger and the non-U.S. holder’s holding period in the Kenexa common stock, and the non-U.S. holder owned (directly, indirectly or constructively) more than 5% of Kenexa’s outstanding common stock at any time during the applicable period. Although there can be no assurances in this regard, Kenexa does not believe that it is or was a “United States real property holding corporation” for U.S. federal income tax purposes.

A non-U.S. holder will be subject to information reporting and, in certain circumstances, backup withholding (currently, at a rate of 28%) will apply with respect to the cash received by such holder pursuant to the merger, unless such non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such holder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a non-U.S. holder’s U.S. federal income tax liability, if any.

THE UNITED STATES FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX CONSEQUENCES RELEVANT TO KENEXA SHAREHOLDERS. THE TAX CONSEQUENCES OF THE MERGER MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH SHAREHOLDER. YOU SHOULD CONSULT YOUR TAX ADVISOR CONCERNING THE FEDERAL, STATE, LOCAL, FOREIGN OR OTHER TAX CONSEQUENCES OF THE MERGER TO YOU.

Regulatory Matters

HSR Act

The closing of the merger is subject to expiration or termination of the applicable waiting periods under the HSR Act and the rules thereunder. Under the HSR Act and the rules thereunder, the merger may not be completed unless certain information has been furnished to the Antitrust Division of the U.S. Department of Justice and to the Federal Trade Commission and applicable waiting periods expire or are terminated. The HSR Act requires the parties to observe a 30-day waiting period (the “initial 30-day waiting period”), during which time the merger may not be consummated, unless that initial 30-day waiting period is terminated early. If, before the expiration of the initial 30-day waiting period, the Antitrust Division of the U.S. Department of Justice or the Federal Trade Commission issues a request for additional information, the parties may not consummate the transaction until 30 days after Kenexa and IBM have each substantially complied with such request for additional information (unless this period is shortened pursuant to a grant of earlier termination). Kenexa and IBM filed their respective notification and report forms pursuant to the HSR Act with the Antitrust Division of the U.S. Department of Justice and the Federal Trade Commission on September 10 and September 11, 2012, respectively, and on September 18, 2012, we were informed that early termination of the waiting period was granted.

At any time before the effective time of the merger, notwithstanding the termination of the waiting period under the HSR Act, the Federal Trade Commission, the Antitrust Division of the U.S. Department of Justice, state attorneys general or private parties can file suit under the antitrust laws to enjoin consummation of the merger or to impose conditions on the merger. There can be no assurance that the merger will not be challenged on antitrust grounds or, if such a challenge is made, that the challenge will not be successful.

Other Jurisdictions

The completion of the merger is also subject to comparable notifications and review under the antitrust laws of various foreign jurisdictions. We and IBM filed notifications with the appropriate governmental entities in each of those jurisdictions. Some of these jurisdictions do not require regulatory approval, consent or agreement prior to completing the merger. With respect to jurisdictions that do require regulatory approval, consent or agreement prior to completing the merger, we and IBM have received such approval.

THE MERGER AGREEMENT

The following summary describes certain material provisions of the merger agreement. This summary is not complete and is qualified in its entirety by reference to the complete text of the merger agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We urge you to read carefully the merger agreement in its entirety because this summary may not contain all the information about the merger agreement that is important to you.

The merger agreement and the following description have been included to provide you with information regarding the terms of the merger agreement. It is not intended to provide any other factual information about us or IBM. Such information can be found elsewhere in this proxy statement and in the other public filings we and IBM make with the SEC, which are available, without charge, at http://www.sec.gov.

The representations and warranties described below and included in the merger agreement were made for the purposes of the merger agreement by us and IBM to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the merger agreement and may be subject to important qualifications and limitations agreed to by us and IBM in connection with negotiating the terms of that agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, or may have been made for the purpose of allocating risk between us and IBM rather than establishing the matters addressed by such representations and warranties as facts. The merger agreement is described in this proxy statement and included as Annex A only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding us and IBM or their respective businesses.

The Merger

Subject to the terms and conditions of the merger agreement and in accordance with Pennsylvania law, at the effective time of the merger, Sub, a wholly-owned subsidiary of IBM and a party to the merger agreement, will merge with and into us. We will survive the merger as a wholly-owned subsidiary of IBM and the separate corporate existence of Sub will cease. Our articles of incorporation as in effect immediately prior to the effective time of the merger will be amended by virtue of the merger to be identical to the articles of incorporation of Sub as in effect immediately prior to the effective time of the merger, except that Article I of such articles of incorporation shall be amended to read as follows: “The name of the corporation (hereinafter called the “Corporation”) is Kenexa Corporation.” The bylaws of Sub as in effect immediately prior to the effective time of the merger shall be the bylaws of the surviving corporation after the merger, until thereafter changed or amended as provided therein or by applicable law.

Effective Time; Closing

The merger will become effective upon the filing of articles of merger with the Department of State of the Commonwealth of Pennsylvania or at such later time as is agreed upon by IBM and us and specified in the articles of merger. The filing of the articles of merger will occur as soon as practicable on or after the date of closing, which will take place on a date to be specified by IBM, Sub and us which will be no later than the fifth business day after satisfaction or waiver of the conditions to the closing of the merger set forth in the merger agreement and described in this proxy statement, or at such other times as is agreed upon by IBM and us. Although we expect to complete the merger as soon as possible following the special meeting of our shareholders (if our shareholders adopt the merger agreement), we cannot specify when or assure that we and IBM will satisfy or waive all of the conditions to the closing of the merger. See “—Conditions to the Closing of the Merger” beginning on page 61.

Merger Consideration

The merger agreement provides that each share of our common stock outstanding immediately prior to the effective time of the merger (other than shares held by us or IBM) will be converted at the effective time of the merger into the right to receive $46.00 in cash, without interest and less any applicable withholding taxes.

Treatment of Stock Options, Restricted Stock Units, Restricted Stock and Purchase Rights

Stock Options

Cash-Out Options. Subject to any provisions to the contrary in an Offer Letter, each outstanding and unexercised option to acquire shares of our common stock to the extent that such option either (i) is vested (or will vest in connection with the merger), (ii) is held by any of our or our subsidiaries’ non-employee directors, consultants or independent contractors or (iii) has an exercise price per share greater than or equal to the merger consideration of $46.00 per share will be cancelled at the effective time of the merger and will be converted into the right of the holder thereof to receive, in consideration for such cancellation, an amount in cash, without interest and less any applicable withholding taxes, payable at or as soon as practicable following the effective time of the merger, equal to the product of:

•	the number of shares of our common stock that are subject to such option, and

•	the excess, if any, of the merger consideration of $46.00 per share over the exercise price per share of the common stock subject to such option.

Rollover Options. Subject to any provisions to the contrary in an Offer Letter, each outstanding and unexercised option to acquire shares of our common stock that will not be cancelled in the manner described in the preceding paragraph will be converted into an option to acquire, on substantially the same terms and conditions as were applicable to such option prior to the effective time of the merger, the number of shares of IBM’s common stock equal to the product of:

•	the number of shares of our common stock that are subject to such option, and

•	the exchange ratio, as described below, rounded down to the nearest whole share of IBM’s common stock.

The exchange ratio is a fraction, the numerator of which is the merger consideration of $46.00 per share and the denominator of which is the average closing price per share of IBM’s common stock on the NYSE on the 20 trading days immediately preceding the closing date of the merger. The exercise price of such converted option per share of IBM’s common stock as of immediately following such conversion will be equal to the per share exercise price for the shares of our common stock purchasable pursuant to such option prior to the effective time of the merger divided by the exchange ratio, rounded up to the nearest whole cent.

Restricted Stock Units

Cash-Out Restricted Stock Units. Subject to any provisions to the contrary in an Offer Letter, each outstanding and unsettled restricted stock unit to the extent that such restricted stock unit either (i) is vested (or will vest in connection with the merger) or (ii) is held by any of our or our subsidiaries’ non-employee directors, consultants or independent contractors will be cancelled at the effective time of the merger and will be converted into the right of the holder thereof to receive in consideration for such cancellation an amount in cash, without interest and less any applicable withholding taxes, payable at or as soon as practicable following the effective time of the merger, equal to the product of:

•	the number of shares of our common stock that are subject to such restricted stock unit, and

•	the merger consideration of $46.00 per share.

Rollover Restricted Stock Units. Subject to any provisions to the contrary in an Offer Letter, each outstanding and unsettled restricted stock unit that will not be cancelled in the manner described in the preceding paragraph will be converted at the effective time of the merger into a restricted stock unit, subject to substantially the same terms and conditions as were applicable to the restricted stock unit prior to the effective time of the merger, with respect to a number of shares of IBM’s common stock equal to the product of:

•	the number of shares of our common stock underlying the restricted stock unit prior to the effective time of the merger, and

•	the exchange ratio, as described above, rounded down to the nearest whole share of IBM’s common stock.

Restricted Stock

Each outstanding share of restricted stock will be converted into the right to receive the merger consideration of $46.00 per share.

Treatment of Purchase Rights under 2006 Employee Stock Purchase Plan

Under the merger agreement, the ESPP will be terminated no later than the last trading day prior to the effective time of the merger before the closing of the merger, and, if the ESPP remains in effect on the last trading day prior to the effective time of the merger, the amounts credited to the accounts of participants in the ESPP will be distributed to such participants as soon as practicable after the closing of the merger.

Surrender of Stock Certificates; Payment of Merger Consideration; Lost Certificates

Prior to the effective time of the merger, IBM will designate a paying agent and, from time to time after the effective time of the merger, IBM will make available to the paying agent funds in amounts as necessary for the payment of the merger consideration.

As soon as reasonably practicable after the effective time of the merger, the paying agent will mail to each person who was a holder of record of our common stock immediately prior to the effective time of the merger a letter of transmittal containing instructions for exchanging certificates representing such shares of our common stock. Such letter of transmittal will be accompanied by a substitute IRS Form W-9 or the applicable IRS Form W-8. After the effective time of the merger, each holder of a certificate previously representing such shares of our common stock will, upon surrender to the paying agent of a certificate, together with a properly completed letter of transmittal, be entitled to receive the merger consideration of $46.00 in cash, less any applicable withholding taxes, for each share of our common stock represented by such certificate.

No interest will be paid or shall accrue on the cash payable upon surrender of any such certificate. The cash paid upon surrender of any such certificate will be deemed to have been paid in full satisfaction of all rights pertaining to the shares of our common stock formerly represented by such certificate.

If any such certificate has been lost, stolen, defaced or destroyed, the paying agent or the surviving corporation, as the case may be, will pay the merger consideration with respect to each share of our common stock formerly represented by such certificate upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen, defaced or destroyed and, if required by the surviving corporation, the posting by such person of a bond in an amount as the surviving corporation may direct as indemnity against any claim that may be made against the surviving corporation with respect to such certificate.

At any time following the six-month anniversary of the closing date of the merger, the surviving corporation may require the paying agent to deliver to it any funds previously made available to the paying agent that have not been disbursed to holders of certificates that formerly represented shares of our common stock. After that point, shareholders will no longer be able to receive the merger consideration from the paying agent. Instead, they will be required to seek to obtain the merger consideration only from IBM and the surviving corporation and in so doing will be treated as general creditors with respect to the payment of any such merger consideration, without any interest thereon.

Directors and Officers

The merger agreement provides that Sub’s directors and officers immediately prior to the effective time of the merger will be the directors and officers, respectively, of the surviving corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. At the closing, if requested by IBM, we shall deliver to IBM evidence reasonably satisfactory to IBM of the resignation of any or all of our directors and the directors of our subsidiaries, effective at the effective time of the merger.

Representations and Warranties

We have made a number of representations and warranties to IBM and Sub in the merger agreement regarding aspects of our business and other matters pertinent to the merger. The topics covered by these representations and warranties include the following:

•	our and our subsidiaries’ organization, good standing and qualification and similar corporate matters;

•	our subsidiaries;

•	our and our subsidiaries’ capital structure;

•

our corporate power and authority to execute and deliver the merger agreement, to consummate the merger and the other transactions contemplated by the merger agreement and to comply with the terms of the merger agreement;

•	the enforceability of the merger agreement against us;

•	the approval of our board of directors of the merger agreement;

•	the recommendation of our board of directors that our shareholders vote to adopt the merger agreement;

•

the absence of any violation of our or our subsidiaries’ charter documents, certain contracts or laws or judgments to which we are subject as a result of our execution and delivery of the merger agreement and our consummation of the merger;

•

the consents, approvals, notices and other similar actions with respect to governmental entities required as a result of our execution and delivery of the merger agreement and our consummation of the merger;

•

the filing of required reports and other documents by us with the SEC, the compliance of such reports and documents with the applicable requirements of the federal securities laws, rules and regulations, the compliance of our financial statements included in such reports and documents with applicable accounting requirements and the rules and regulations of the SEC, the absence of any outstanding or unresolved comments received by us from the SEC and the absence of certain types of undisclosed liabilities;

•	compliance with the Sarbanes-Oxley Act of 2002;

•	the preparation of our financial statements included in our reports and documents filed with the SEC in accordance with GAAP;

•

the absence of any joint venture, off-balance sheet partnership or other similar arrangement entered into for the purpose of, intended to, or with the known result of, avoiding the disclosure of any material transaction or liability;

•	the maintenance by us of internal control over financial reporting and disclosure controls and procedures designed to ensure timely and adequate reporting;

•	the accuracy of the information supplied by us in connection with this proxy statement;

•

the conduct of our and our subsidiaries’ respective businesses in the ordinary course of business consistent with past practice, in each case from December 31, 2011 to the date of the merger agreement;

•	the absence, in each case from December 31, 2011 to the date of the merger agreement, of:

•	any material adverse effect;

•	certain dividends or other distributions on our or our subsidiaries’ capital stock;

•	any splits, combinations or reclassifications of, or issuances of securities in respect of, our or our subsidiaries’ capital stock;

•

grants by us or our subsidiaries to our or our subsidiaries’ personnel of any bonus or award opportunity, any loan or any increase in any type of compensation or benefits, except for grants of normal bonus opportunities and normal increases of base cash compensation in the ordinary course of business consistent with past practice;

•	any grant of any severance, separation, change in control, retention termination or similar benefits;

•	any adoption or establishment of, or entry into, any amendment of, modification to or termination of, any employee benefit;

•	any grants or amendments of any award under any benefit plan or benefit agreement;

•

any payment of any compensation or benefit not provided for under any benefit plan or agreement, other than payment of base cash compensation or bonuses made in the ordinary course of business consistent with past practice;

•

any action to accelerate, or that could reasonably be expected to result in the acceleration of, the time of vesting or payment of any rights, compensation, benefits or funding obligations, or the making of any material determinations, under any benefit plan or benefit agreement or otherwise, other than the execution and delivery of the merger agreement;

•	any change in financial or tax accounting methods, principles or practices, except as required by GAAP or law;

•	any material tax election or change in any material tax election;

•	any settlement of material tax liabilities;

•	any write-down of material assets; and

•

any licensing or other agreement with regard to the acquisition or disposition of any material intellectual property or rights to material intellectual property, other than nonexclusive licenses granted in the ordinary course of business consistent with past practice;

•

the continuation of pricing, sales, receivables and payables practices in the ordinary course of business consistent with past practice and the absence of any promotional sales or discount activity, except in the ordinary course of business consistent with past practice, in each case since December 31, 2011;

•	certain pending and threatened litigation;

•	specified and material contracts;

•	our possession of all permits necessary to operate our business;

•	our compliance with all applicable permits, laws and judgments;

•	the absence, since December 31, 2011, of changes in our benefit plans or employment agreements;

•	the absence, since January 1, 2009, of labor union arrangements;

•	environmental matters;

•	employee benefits matters;

•	tax matters;

•

title to or valid and enforceable leasehold interests in our properties and tangible assets, the sufficiency of material properties and tangible assets to operate our and our subsidiaries’ respective businesses as currently conducted, the good working order condition and maintenance of our tangible assets and properties and our rights to use our leased tangible properties and assets;

•	our real property interests;

•	our intellectual property;

•	our products’ compliance with applicable laws, fitness for the ordinary purposes for which it is intended to be used, capability for certain uses and absence of material design defects;

•	our receivables;

•	our insurance policies;

•	the absence of unlawful payments;

•	our government contracts;

•	the inapplicability of any state takeover or similar statute or regulation to the merger agreement and the merger;

•	the required vote of our shareholders;

•	our engagement of, and payment of fees to, brokers, investment bankers and financial advisors, and fees payable by us to other advisors in connection with the merger agreement and the merger;

•

our receipt of a fairness opinion from Lazard Frères & Co. LLC, to the effect that, subject to various limitations, qualifications and assumptions, the merger consideration to be received by our shareholders pursuant to the merger agreement is fair, from a financial point of view, to such shareholders;

•	any relationship with PricewaterhouseCoopers LLP (IBM’s Independent Registered Public Accounting Firm);

•	the absence of appraisal or dissenters’ rights;

•	the ownership interests in our subsidiaries; and

•	certain agreements concerning certain joint venture arrangements.

Some of our representations and warranties are qualified by a material adverse effect standard. The merger agreement provides that a material adverse effect is any state of facts, change, development, event, effect, condition, occurrence, action or omission that, individually or in the aggregate, is reasonably likely to:

•	result in a material adverse effect on the business, assets, properties, financial condition or results of operations of us and our subsidiaries, taken as a whole;

•	prevent, materially impede or materially delay the consummation by us of the merger or the other transactions contemplated by the merger agreement; or

•

result in a material impairment on the ability of IBM and its subsidiaries to continue operating our business and our subsidiaries’ businesses after the closing of the merger in substantially the same manner as they were operated immediately prior to the date of the merger agreement;

provided that in no event will any of the following events, effects or circumstances be deemed either alone or in combination to constitute or be taken into account in determining whether there has been or would be, a material adverse effect:

•

any change in general, economic, market or political conditions affecting the industry in which we operate that does not disproportionately affect us and our subsidiaries, taken as a whole, relative to other participants in our industry;

•	any change in GAAP or applicable law that does not disproportionately affect us and our subsidiaries, taken as a whole, relative to other participants in our industry in the United States;

•

any act of terrorism, war (whether or not declared), national disaster or any national or international calamity affecting the United States that does not disproportionately affect us and our subsidiaries, taken as a whole, relative to other participants in our industry in the United States;

•

our failure to meet internal or published projections, forecasts or revenue or earnings predictions for any period (provided that the underlying causes of such failures may constitute or be taken into account in determining whether there has been, or would be, a material adverse effect);

•

any change in the price or trading volume of our common stock in and of itself (provided that the underlying causes of such change may constitute or be taken into account in determining whether there has been, or would be, a material adverse effect);

•

any loss of or adverse change in our relationship and our subsidiaries’ relationships with our respective employees, customers, distributors, licensors, partners or suppliers attributable to the announcement or pendency of the merger agreement or the transactions contemplated thereby; or

•	any action or omission of us or any of our subsidiaries taken with the prior written consent of IBM.

IBM and Sub have made a number of representations and warranties to us regarding various matters pertinent to the merger. The topics covered by these representations and warranties include the following:

•	their organization and good standing;

•

their corporate power and authority to execute and deliver the merger agreement, consummate the merger and other transactions contemplated by the merger agreement and comply with the terms of the merger agreement;

•

the absence of any violation of IBM’s or Sub’s charter documents, certain contracts or laws or judgments applicable to IBM or Sub as a result of either party’s execution and delivery of the merger agreement and consummation of the merger;

•

the consents, approvals, notices and other similar actions with respect to governmental entities required as a result of IBM’s and Sub’s execution and delivery of the merger agreement and consummation of the merger;

•	the enforceability of the merger agreement against them;

•	the accuracy of information supplied by IBM and Sub for inclusion in this proxy statement;

•	Sub’s lack of prior operating activity;

•	having sufficient funds for payments under the merger agreement; and

•	that none of IBM, Sub or any other IBM affiliate is an “interested shareholder” under Pennsylvania’s takeover statute.

The representations and warranties of each of the parties to the merger agreement will expire upon effective time of the merger.

Covenants

Conduct of Our Business Prior to the Merger

In the merger agreement, we have agreed that before the effective time of the merger, subject to certain exceptions, we will carry on our, and we will cause each of our subsidiaries to carry on their, business in the ordinary course consistent with past practice and use commercially reasonable efforts to comply with all applicable laws and, to the extent consistent therewith, use commercially reasonable efforts to keep available the services of present officers, software developers and other employees, to preserve assets and technology and relationships with customers, suppliers, licensors, licensees, distributors and others having material business dealings with us and our subsidiaries and to maintain franchises, rights and permits.

In addition, we have agreed, with specified exceptions, to various restrictions, including restrictions on our and our subsidiaries’ ability to:

•	declare, set aside or pay any dividends on, or make any other distributions in respect of, capital stock or other equity or voting interests;

•

split, combine or reclassify capital stock or other equity or voting interests, or issue any other securities in respect of, in lieu of or in substitution for, capital stock or other equity or voting interests;

•

purchase, redeem or otherwise acquire any capital stock, other equity or voting interests or any other of our or our subsidiaries’ securities, or any options, restricted shares, warrants, calls or rights to acquire any such capital stock or other securities;

•	take any action that would result in any amendment, modification or change of any of our or our subsidiaries’ indebtedness;

•

issue, deliver, sell, pledge or otherwise encumber any capital stock, other equity or voting interests or equity equivalents, subject to certain exceptions, or securities convertible into, or exchangeable or exercisable for, or any options, warrants, calls or rights to acquire, any such stock, interests or equity equivalents;

•	amend or propose to amend our or our subsidiaries’ organizational documents;

•	acquire, or agree to acquire, any business or division thereof or any assets other than immaterial assets in the ordinary course of business consistent with past practice;

•

sell, lease, license, sell and lease back, mortgage or otherwise encumber any of our material properties or assets, subject to certain exceptions for actions in the ordinary course of business consistent with past practice;

•	repurchase, prepay or incur any indebtedness;

•	issue or sell rights to acquire any debt securities;

•	guarantee any debt securities of another person;

•

make any loans, advances or capital contributions to, or investments in, any person, other than us, any of our direct or indirect wholly owned subsidiaries or advances of travel and similar expenses to employees in the ordinary course of business consistent with past practice;

•	incur or commit to incur any capital expenditures that individually are in excess of $500,000 or in the aggregate are in excess of $6,000,000;

•

pay, discharge, settle or satisfy any claims (including any claims of shareholders or shareholder litigation relating to the merger or merger agreement), liabilities or obligations, other than the payment, discharge, settlement or satisfaction in the ordinary course of business consistent with past practice, or as required by their terms on the date of the merger agreement, of claims, liabilities or obligations reserved against in our most recent audited financial statements or incurred after the date of such financial statements in the ordinary course of business consistent with past practice, or incurred in connection with the transactions contemplated by the merger agreement, in each case, the payment, discharge, settlement or satisfaction of which does not include any obligation (other than paying money) to be performed by us or our subsidiaries after the closing of the merger;

•	waive, relinquish, release, grant, transfer or assign any right of material value;

•

waive any material benefits of, or agree to modify in any adverse respect, or fail to enforce, or consent to any matters to which our consent is required under, any confidentiality, standstill or similar contract to which we or our subsidiaries are a party or bound;

•	enter into, modify or amend in any material respect or exercise any right to renew any lease or sublease of real property;

•	acquire any interest in real property;

•

modify or amend in any material respect, or accelerate, terminate or cancel, any material contract or waive any right to enforce, relinquish, release, transfer or assign any rights or claims thereunder;

•	enter into any contract that is not in the ordinary course of business or that is inconsistent with past practice;

•

take any of the following actions relating to benefit plans or benefit arrangements, except as required to ensure benefit plans or benefit arrangements in effect on the date of the merger agreement are in compliance with applicable law or as required by the merger agreement:

•	adopt, establish, enter into, terminate, amend or modify any benefit plan or benefit agreement;

•	increase the compensation or benefits of our or our subsidiaries’ personnel;

•

make any payments not provided for under the benefit plans and benefit agreements in effect on the date of the merger agreement, other than base compensation in the ordinary course of business consistent with past practice;

•	grant or amend any award under any benefit plan or remove or modify existing restrictions in any benefit plan or benefit agreement or award made thereunder;

•

grant or pay any severance, separation, change in control, termination, retention or similar compensation or benefits to, or increase in any manner such compensation or benefits of, any of our or our subsidiaries’ personnel;

•	enter into any trust, annuity or insurance contract or similar agreement or take any other action to fund or secure the payment of compensation or benefits under any benefit plan or benefit agreement;

•

take any action to accelerate, or that could reasonably be expected to result in the acceleration of, the time of payment or vesting of any rights, compensation, benefits or funding obligations under any benefit plan or benefit agreement or otherwise; or

•	make any material determination under any benefit plan or benefit agreement that is inconsistent with the ordinary course of business or past practice;

•	form any subsidiary;

•

enter into any contract which would conflict with; which would be violated or breached by; or, pursuant to which, a default would be created giving rise to a termination, right of first refusal, material amendment, revocation, cancellation or material acceleration, loss of material benefit under, material lien upon properties or assets of us, IBM or our respective subsidiaries, or to any increased, guaranteed, accelerated or additional rights to any person except as required by applicable law, in each case because of the consummation of the merger or compliance with the merger agreement;

•

enter into any contract containing any restriction on our or our subsidiaries’ ability to assign all or any portion of its rights, interests or obligations thereunder, unless such restriction expressly excludes any assignment to IBM and any of its subsidiaries;

•	except as required by law, adopt or enter into any collective bargaining agreement or other labor union contract applicable to our employees or the employees of any of our subsidiaries;

•

write-down any of our material assets, including any intellectual property, or make any change in any financial or tax accounting principle, method or practice other than as required by GAAP or applicable law;

•	engage in any of the following activities:

•

trade loading practices or any other promotional sales or discount activity with any customers or distributors with the effect of accelerating to prior fiscal quarters (including the current fiscal quarter) sales that would otherwise be expected to occur in subsequent fiscal quarters;

•

any practice which would have the effect of accelerating to prior fiscal quarters (including the current fiscal quarter) collections of receivables that would otherwise be expected to be made in subsequent fiscal quarters;

•

any practice which would have the effect of postponing to subsequent fiscal quarters payments by us or our subsidiaries that would otherwise be expected to be made in prior fiscal quarters (including the current fiscal quarter); or

•	any other promotional sales or discount activity in a manner outside the ordinary course of business or inconsistent with past practice;

•	take any action or fail to take any action, which would result in the material loss or reduction of value of our and our subsidiaries’ intellectual property, taken as a whole;

•	enter into, extend or renew certain types of specified contracts;

•	amend, modify or waive any of our existing takeover defenses or take any action to render any state takeover or similar statute inapplicable to any transaction other than the merger; and

•	authorize, commit, resolve or agree to take any of the foregoing actions.

No Solicitation of Acquisition Proposals

We have agreed that we will not, and will not authorize or permit any of our subsidiaries to, nor will we authorize or permit any of our or our subsidiaries’ directors, officers or employees or any of our or their investment bankers, attorneys, accountants or other advisors or representatives to, directly or indirectly:

•

solicit, initiate or encourage, or take any other action to facilitate, any takeover proposal or any inquiries or the making of any proposal that could reasonably be expected to lead to a takeover proposal (as defined in the merger agreement and described below under the heading “—Covenants—Board Recommendation” beginning on page 57); or

•

enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or otherwise cooperate with any person with respect to, any takeover proposal.

Despite these general prohibitions, at any time prior to the adoption of the merger agreement by our shareholders and subject to the conditions described below, we may, and may permit and authorize our subsidiaries and our and our subsidiaries’ representatives to:

•	furnish information with respect to us and our subsidiaries to a person (and its representatives) making a bona fide written unsolicited takeover proposal pursuant to a confidentiality agreement which contains terms that are no less restrictive than those contained in the confidentiality agreement between Kenexa Technology, Inc. and IBM, provided that all such information has been provided or made available, or is concurrently provided to IBM; and

•	participate in discussions or negotiations with, and only with, the person making such takeover proposal (and its representatives) regarding such takeover proposal.

We may only take these actions if:

•	our board of directors determines in good faith that such takeover proposal is, or is reasonably likely to lead to, a superior proposal (as defined in the merger agreement and described below);

•	the takeover proposal did not result from our breach of the merger agreement;

•	we comply with our obligations to advise IBM, orally and in writing, as promptly as possible and in any event within 24 hours of receipt of:

•	any takeover proposal or request for information or inquiry that we reasonably believe could lead to or contemplates a takeover proposal; and

•	the identity of the person making the takeover proposal, request or inquiry and the terms and conditions of such takeover proposal, request or inquiry (or any subsequent modification thereof);

•

we comply with our obligations (on a daily basis at mutually agreeable times) to advise and confer with IBM (or its outside counsel) regarding the progress of negotiations concerning any takeover proposal, the material resolved and unresolved issues related thereto and any other matters identified with reasonably specificity by IBM (or its outside counsel) and the material details of any takeover proposal, request or inquiry (or any subsequent modification thereof), provided that we will only be required to so advise and confer at times reasonably requested by IBM (rather than on a daily basis) in connection with any superior proposal with respect to which:

•	our board of directors has effected an adverse recommendation change in accordance with the merger agreement, and

•

IBM did not make, within five business days after receipt of the related adverse recommendation change notice, a proposal that would, in the reasonable good faith judgment of our board of directors (after consultation with a financial advisor of national reputation and outside legal counsel), cause the offer previously constituting such superior proposal to no longer constitute a superior proposal; and

•

we comply with our obligations to provide IBM promptly upon receipt or delivery thereof, copies of all documents and written or electronic communications relating to any such takeover proposal (including the financing thereof), request or inquiry exchanged between us, our subsidiaries or any of our or our subsidiaries’ directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives, on the one hand, and the person making the takeover proposal or any of its affiliates, or their respective officers, directors, employees, investment bankers, attorneys, accountants or other advisors and representatives, on the other hand.

Board Recommendation

The merger agreement provides that neither our board of directors nor any committee of our board will, or will agree or resolve to take any of the following actions:

•

withdraw or modify in a manner adverse to IBM or Sub, or propose publicly to withdraw or modify in a manner adverse to IBM or Sub, the recommendation or declaration of advisability by our board of directors or any committee of our board of the merger agreement or the merger (each such action, resolution or agreement being referred to as an “adverse recommendation change”);

•	recommend, declare advisable or propose to recommend or declare advisable, the approval or adoption of any takeover proposal, or resolve or agree to take any such action;

•	adopt or approve any takeover proposal; or

•

cause or permit us to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement constituting or related to, or which is intended to or is reasonably likely to lead to, any takeover proposal (other than a confidentiality agreement, as discussed above).

Notwithstanding the foregoing, subject to the conditions described below, our board of directors may, at any time prior to the adoption of the merger agreement by our shareholders, in response to a superior proposal (as defined in the merger agreement and as described below under this heading), effect an adverse recommendation change. Our board of directors may only effect an adverse recommendation change if:

•

our board of directors determines in good faith, after consultation with its outside legal counsel and a financial advisor of nationally recognized reputation, that the failure to do so would be inconsistent with its fiduciary duties under applicable law;

•

our board of directors provides prior written notice to IBM (an “adverse recommendation change notice”) that our board of directors is prepared to effect an adverse recommendation change and provides to IBM the most current version of any written agreement relating to the superior proposal;

•

IBM has been given five business days to make a proposal that would, in the reasonable good faith judgment of our board of directors (after consultation with a financial advisor of national reputation and outside legal counsel), cause the superior proposal to no longer constitute a superior proposal (any amendment or modification of such superior proposal requiring a new adverse recommendation change notice and a new five business day period); and

•

during the five business-day period before our board of directors effects an adverse recommendation change, we and our officers, directors and representatives negotiate in good faith with IBM and its officers, directors and representatives regarding any revisions to the terms of the merger and the other transactions contemplated by the merger agreement proposed by IBM.

The covenant in the merger agreement generally prohibiting us from soliciting takeover proposals does not prevent us from complying with Rule 14d-9 and 14e-2(a) promulgated under the Securities Exchange Act or from making any disclosure to our shareholders if our board of directors determines in good faith that failure so to disclose would be inconsistent with applicable law; provided, however, that in no event will we or our board of directors or any committee thereof take, agree or resolve to take any action with respect to an adverse recommendation change that is prohibited by the merger agreement.

A “takeover proposal” means any inquiry, proposal or offer from any person or group (other than IBM or Sub or their affiliates) relating to, or that could reasonably be expected to lead to, in one or a series of transactions, any merger, consolidation, business combination, recapitalization, liquidation or dissolution involving us or any direct or indirect acquisition, including by way of merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture, license agreement or similar transaction, of:

•	assets or businesses that constitute or represent 15% or more of the total revenue, net income, EBITDA or assets of us and our subsidiaries, taken as a whole; or

•

15% or more of the outstanding shares of our common stock or of any class of capital stock of, or other equity or voting interests in, one or more of our subsidiaries which, in the aggregate, directly or indirectly hold the assets or businesses referred to above.

A “superior proposal” means any binding bona fide unsolicited written offer of any person (other than IBM or Sub or their affiliates) which did not result from a breach of the nonsolicitation covenants contained in the merger agreement and that, if consummated, would result in such person or its shareholders acquiring, directly or indirectly:

•	more than 50% of the voting power of our common stock; or

•	all or substantially all of our and our subsidiaries’ assets, taken as a whole; and

which offer, in the reasonable good faith judgment of our board of directors, after consulting with a financial advisor of nationally recognized reputation and outside legal counsel, (i) provides a higher value to our shareholders than the consideration payable in the merger (taking into account all of the terms and conditions of such proposal and the merger agreement (including any changes to the terms of the merger agreement proposed by IBM in response to such superior proposal or otherwise)), (ii) is not subject to any financing condition or contingency and (iii) is reasonably capable of being completed, taking into account all financial, legal, regulatory and other aspects of such proposal.

Special Meeting of Shareholders

We have agreed, subject to any applicable legal restraints, to convene and hold a shareholders meeting, for the purpose of the adoption of the merger agreement by our shareholders on the date that is 35 calendar days immediately following the date of mailing of the definitive proxy statement to our shareholders.

Notwithstanding the foregoing, under the merger agreement, we may:

•

extend the date of the special meeting of shareholders to the extent (and only to the extent) necessary to obtain a quorum of the shareholders to vote on the adoption of the merger agreement (and we are required to use commercially reasonable efforts to obtain such a quorum as promptly as practicable);

•

delay the special meeting of shareholders to the extent (and only to the extent) we reasonably determine that such a delay is required by applicable law to comply with comments made by the SEC with respect to the proxy statement; and

•

delay the special meeting of shareholders to the extent (and only to the extent) we are required by a court of competent jurisdiction in connection with any proceedings in connection with the merger agreement, the merger or other transactions contemplated by the merger agreement.

We are required to hold the special meeting of shareholders regardless of whether our board of directors determines prior to the date of such meeting that the merger agreement is no longer advisable, recommends that our shareholders reject the merger agreement or makes any other adverse recommendation change. Further, our obligation to hold the special meeting of shareholders will not be affected by the commencement, public proposal, public disclosure or communication to us or any other person of any takeover proposal.

Efforts to Consummate the Merger; Regulatory Matters

We, IBM and Sub have each agreed to use commercially reasonable efforts to take, or cause to be taken, all actions that are necessary, proper or advisable to consummate and make effective the merger, including using commercially reasonable efforts to accomplish the following:

•	satisfying the conditions to closing, as discussed below under “—Conditions to the Closing of the Merger” beginning on page 61;

•

obtaining all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from, and giving of any necessary notices to, governmental entities and other persons and the making of all necessary registrations, declarations and filings (including filings under the HSR Act);

•

taking all reasonable steps to provide any supplemental information requested by a governmental entity, including participating in meetings with officials of such entity in the course of its review of the merger agreement, the merger or other transactions contemplated by the merger agreement;

•	taking all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any governmental entity or third party; and

•	obtaining all necessary consents, approvals or waivers from any third party.

In connection with and without limiting the generality of the foregoing, we and our board of directors will, if any state takeover statute or similar statute or regulation, including the Pennsylvania Takeover Disclosure Law or Subchapters E, G, H, I or J of Chapter 25 of the Pennsylvania Business Corporation Law, is or becomes applicable to the merger agreement, the shareholder agreements or any of the merger and the other transactions contemplated by the merger agreement, including transactions under the shareholder agreements, take all actions necessary to ensure that the merger and the other transactions contemplated by the merger agreement and under the shareholder agreements may be consummated as promptly as practicable on the terms contemplated by the merger agreement and otherwise to minimize the effect of such statute or regulation on the merger agreement, the shareholder agreements, the merger and the other transactions contemplated by the merger agreement or under the shareholder agreements.

However, IBM and Sub are not obligated to agree to, and we and our subsidiaries will not without the prior written consent of IBM agree to, or proffer to, divest or hold separate, or enter into any licensing, business restriction or similar arrangement with respect to, any assets (whether tangible or intangible) or any portion of its, our or either of our or their subsidiaries’ businesses.

Furthermore, IBM and its subsidiaries are not obligated to litigate or participate in the litigation of any suit, claim, action, investigation or proceeding brought by any governmental entity which:

•	challenges or seeks to restrain or prohibit the consummation of the merger or the other transactions contemplated by the merger agreement;

•	seeks to obtain damages from IBM or its subsidiaries in relation to the merger or the other transactions contemplated by the merger agreement;

•

seeks to prohibit or limit in any respect, or place any conditions on, the ownership or operation by us, IBM or any of our or their affiliates of all or any portion of the business or assets or any products of ours or our subsidiaries or IBM or its subsidiaries, as a result of or in connection with the merger or any of the other transactions contemplated by the merger agreement;

•

seeks to require any such party to dispose of, license or hold separate all or any portion of its business or assets or any product, as a result of or in connection with the merger or any of the other transactions contemplated by the merger agreement;

•

seeks to directly or indirectly impose limitations on the ability of IBM or its affiliates to acquire or hold, or exercise full rights of ownership of, any shares of its subsidiaries or our or the surviving corporation’s common stock; or

•

seeks to directly or indirectly prohibit IBM or its affiliates from effectively controlling any of the business or operations of us, our subsidiaries or IBM’s subsidiaries, or prevent us, our subsidiaries or IBM’s subsidiaries from operating their respective businesses in substantially the same manner as operated immediately prior to the date of the merger agreement.

We and IBM shall provide such assistance, information and cooperation to each other as is reasonably required to obtain any such actions, nonactions, waivers, consents, approvals, orders and authorizations and, in connection therewith, shall notify the other promptly following the receipt of any comments from any governmental entity and of any request by any governmental entity for amendments, supplements or additional information in respect of any registration, declaration or filing with, or notice to, such governmental entity.

Conditions to the Closing of the Merger

Our, IBM’s and Sub’s obligations to effect the merger are subject to the satisfaction or waiver of the following conditions:

•	the adoption of the merger agreement by our shareholders;

•	the expiration or termination of any waiting period applicable to the merger required under the HSR Act;

•

the receipt of any other approval or the termination or expiration of any other waiting period under any other applicable competition, merger control, antitrust or similar law that is applicable to the merger; and

•

the absence of any temporary restraining order, preliminary or permanent injunction or other judgment, order, writ or decree, issued by a court of competent jurisdiction or other legal restraint or prohibition that has the effect of preventing the consummation of the merger.

IBM’s and Sub’s obligations to effect the merger are further subject to the satisfaction by us or waiver by them of the following conditions:

•

our representations and warranties contained in the merger agreement that are qualified as to materiality or material adverse effect shall be true and correct as so qualified, and our representations and warranties that are not so qualified shall be true and correct in all material respects, in each case as of the date of the merger agreement and as of the closing date of the merger, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of that date;

•

our performance, in all material respects, of all obligations required to be performed by us under the merger agreement at or prior to the closing date, and IBM shall have received a certificate to that effect;

•	the absence of any claim, suit, action or proceeding brought or threatened by a governmental entity:

•	challenging or seeking to restrain or prohibit the consummation of the merger or the other transactions contemplated by the merger agreement;

•	seeking to obtain damages from IBM or its subsidiaries that are material, individually or in the aggregate, in relation to the value of us and our subsidiaries, taken as a whole;

•

seeking to prohibit or limit in any respect, or place conditions on, the ownership or operation by us, IBM or our or its respective affiliates of all or any portion of the business or assets or any product, or requiring any such party to dispose of, license or hold separate all or any portion of the business or assets or any product of us, IBM or any of our or its subsidiaries, in each case, as a result of or in connection with the merger or any of the other transactions contemplated by the merger agreement;

•

seeking to directly or indirectly impose limitations on the ability of IBM or any of its affiliates to acquire or hold, or exercise full rights of ownership of, shares of our common stock or the common stock of the surviving corporation or any of IBM’s subsidiaries;

•	seeking to directly or indirectly prohibit IBM or any of its affiliates from effectively controlling in any respect any of the business or operations of us or our or IBM’s subsidiaries; or

•

seeking to prevent us or our or IBM’s subsidiaries from operating our or their respective businesses in substantially the same manner as operated by us or them prior to the date of the merger agreement;

•

the absence of any temporary restraining order, preliminary or permanent injunction, or other judgment, order or decree issued by a court of competent jurisdiction or other legal restraint or prohibition that could reasonably be expected to result, directly or indirectly, in any of the effects described in the immediate preceding condition;

•

IBM shall have received evidence, in form and substance reasonably satisfactory to it, that IBM or we have obtained all material (individually or in the aggregate) consents, approvals, authorizations, qualifications and orders of all governmental entities legally required to effect the merger and all consents, licenses, approvals and waivers required to enable the material operations of us and our subsidiaries to be conducted by IBM following the merger in substantially the same manner as conducted by us and our subsidiaries prior to the merger agreement, in each case without requiring the payment of additional money material to us and our subsidiaries, taken as a whole, or the grant of any concessions or licenses;

•	we will provide IBM with a pay-off letter with respect to a certain credit agreement, reasonably satisfactory to IBM, to be effective upon payment of amount specified therein;

•	a material adverse effect has not occurred with respect to us since the date of the merger agreement, and IBM shall have received a certificate to that effect;

•	certain joint venture arrangements to which we are a party will be terminated prior to, or simultaneously with, closing of the merger; and

•

if (and only in the event that) IBM has caused to be made available to us and our subsidiaries, as applicable, a facility that is suitable and appropriately equipped (at IBM’s expense) for such purpose no later than five business days prior to the closing, we shall have relocated all employees from our facility in Madhurawada Village, Visakhapatnam Rural Mandal, Visakhapatnam District, Andhra Pradesh, India to such facility.

Our obligations to effect the merger are subject to the further satisfaction by IBM and/or Sub or waiver by us of the following conditions:

•

IBM’s and Sub’s representations and warranties contained in the merger agreement that are qualified as to materiality shall be true and correct as so qualified, and the representations and warranties that are not so qualified shall be true and correct in all material respects, in each case as of the date of the merger agreement and as of the closing date of the merger, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of that date, and we shall have received a certificate to that effect; and

•

IBM’s and Sub’s performance, in all material respects, of all obligations required to be performed by them under the merger agreement at or prior to the closing date of the merger, and we shall have received a certificate to that effect.

Termination of the Merger Agreement

The merger agreement may be terminated and the merger abandoned, whether before or after our shareholders approve the merger, under the following circumstances:

•	by our, IBM’s and Sub’s mutual written consent;

•	by either IBM or us if:

•

the merger is not consummated by February 28, 2013, but this right to terminate the merger agreement will not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the merger to occur on or before such date and such action or failure to act constitutes a breach of the merger agreement;

•

any temporary restraining order, preliminary or permanent injunction, or other judgment, order, writ or decree issued by a court of competent jurisdiction or other legal restraint or prohibition having the effect of preventing the consummation of the merger is in effect and has become final and nonappealable; or

•	our shareholders do not adopt the merger agreement at the shareholders meeting (or at any adjournment or postponement thereof) that we have held and completed for such purpose;

•

by us if IBM breaches a representation or warranty or fails to perform a covenant or other agreement contained in the merger agreement so that the related closing conditions cannot be satisfied and such breach or failure to perform cannot be cured or is not cured by IBM or Sub within 30 business days after such breach or failure to perform, or if such breach or failure to perform is curable by such date, IBM or Sub, as the case may be, does not commence to cure such breach or failure to perform within 10 business days after receipt of written notice from us and diligently pursue such cure thereafter; or

•	by IBM if:

•	we deliver a notice to IBM an adverse recommendation change notice or an adverse recommendation change has occurred;

•

we breach a representation or warranty or fail to perform a covenant or other agreement contained in the merger agreement so that the related closing conditions cannot be satisfied and such breach or failure to perform cannot be cured or is not cured by us within 30 business days after such breach or failure to perform, or if such breach or failure to perform is curable by such date, we do not commence to cure such breach or failure to perform within 10 business days after receipt of written notice from IBM and diligently pursue such cure thereafter; or

•

any temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by a court of competent jurisdiction or other legal restraint or prohibition is in effect and has become final and nonappealable that has the effect of:

•	challenging or seeking to restrain or prohibit the consummation of the merger or the other transactions contemplated by the merger agreement;

•	seeking to obtain damages from IBM or its subsidiaries that are material, individually or in the aggregate, in relation to the value of us and our subsidiaries, taken as a whole;

•

seeking to prohibit or limit in any respect, or place conditions on, the ownership or operation by us, IBM or our or its respective affiliates of all or any portion of the business or assets or any product, or requiring any such party to dispose of, license or hold separate all or any portion of the business or assets or any product of us, IBM or any of our or its subsidiaries, in each case, as a result of or in connection with the merger or any of the other transactions contemplated by the merger agreement;

•

seeking to directly or indirectly impose limitations on the ability of IBM or any of its affiliates to acquire or hold, or exercise full rights of ownership of, shares of our common stock or the common stock of the surviving corporation or any of IBM’s subsidiaries;

•	seeking to directly or indirectly prohibit IBM or any of its affiliates from effectively controlling in any respect any of the business or operations of us or our or IBM’s subsidiaries; or

•

seeking to prevent us or our or IBM’s subsidiaries from operating our or their respective businesses in substantially the same manner as operated by us or them prior to the date of the merger agreement.

Termination Fee and Expenses

Each party will generally pay its own fees and expenses in connection with the merger agreement and the transactions contemplated by the merger agreement, whether or not the merger is consummated.

We will be required to pay a termination fee of $52 million to IBM and reimburse IBM for its expenses up to $5 million if:

•

a takeover proposal has been made to us or our shareholders (whether or not conditional and whether or not withdrawn), any person has announced an intention to make such a takeover proposal or such a takeover proposal otherwise becomes known to us or to our shareholders and thereafter:

•

the merger agreement is terminated by either us or IBM because the merger has not been consummated by February 28, 2013 or because our shareholders did not adopt the merger agreement at the shareholders meeting (or at any adjournment or postponement thereof) that we have held and completed for such purpose; and

•

within 12 months after such termination of the merger agreement, either we or one of our subsidiaries enters into an acquisition agreement with respect to any takeover proposal or any takeover proposal is consummated (solely for purposes of this provision, all references to 15% in the definition of “takeover proposal” are deemed to be references to 40%); or

•	IBM terminates the merger agreement because we have delivered an adverse recommendation change notice or an adverse recommendation change has occurred.

Indemnification and Insurance

The surviving corporation will assume, and IBM will cause the surviving corporation and its successors and assigns to comply with and honor, all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the merger existing in favor of our and our subsidiaries’ current or former directors or officers as provided in our and their respective organizational documents and any indemnification or other agreements as in effect on the date of the merger agreement.

In the event the surviving corporation or any of its successors or assigns consolidates with or merges into another entity and is not the continuing or surviving entity of such consolidation or merger or transfers all or substantially all of its properties and assets to another entity, or if IBM dissolves the surviving corporation, IBM will cause proper provision to be made so that the successors and assigns of the surviving corporation assume the obligations set forth above.

IBM will obtain or cause to be obtained as of the effective time of the merger a “tail” insurance policy with a claims period of six years from the effective time of the merger with respect to directors’ and officers’ liability insurance covering those persons who were, as of the date of the merger agreement, covered by our directors’ and officers’ liability insurance policy, for acts or omissions occurring prior to the effective time of the merger, on terms that are no less favorable than our policies in effect on the date of the merger agreement. Prior to the closing of the merger, IBM will prepay such insurance for the six-year period, but in no event will IBM or the surviving corporation be required to pay, with respect to the entire six-year period following the effective time of the merger, premiums for insurance which in the aggregate exceed 300% of the aggregate premiums paid by us for the period from June 23, 2012 to, and including, June 23, 2013 (or $975,891 in the aggregate).

Additional Agreements

Except as would violate applicable law, court process or securities exchange rules, we have agreed to consult with IBM prior to making any press release or other public statements with respect to the merger.

Except as would violate applicable law, we have agreed to give notice to IBM, promptly upon having knowledge, in writing of:

•	the occurrence of any matter or event that:

•

is, or that could reasonably be expected to be, material (individually or in the aggregate) to our and our subsidiaries’ business, assets, properties, condition (financial or otherwise) or results of operations, taken as a whole;

•

has resulted, or could reasonably be expected to result, in any representation and warranty of us in the merger agreement that is qualified as to materiality becoming untrue or any such representation and warranty that is not so qualified becoming untrue in any material respect; or

•	has resulted, or could reasonably be expected to result, in the inability to satisfy any of the conditions to IBM’s and Sub’s obligations to consummate the merger;

•	our failure to perform in any material respect any of our obligations set forth in the merger agreement;

•

any notice or other communication from any person (other than a governmental entity) alleging that notice to or consent of such person is required in connection with the merger or other transactions contemplated by the merger agreement;

•

any notice or other communication from any of our customers, distributors or resellers to the effect that such party is terminating or materially adversely modifying its relationship with us or our subsidiaries as a result of the merger or other transactions contemplated by the merger agreement;

•

any material notice or other communication from any governmental entity in connection with the merger or other transactions contemplated by the merger agreement including a copy of any such notice or communication;

•

any filing or notice made by us with any governmental entity in connection with the merger or other transactions contemplated by the merger agreement, including a copy of any such filing or notice; and

•

any actions, suits, claims, investigations or proceedings commenced or, to our knowledge, threatened against, relating to or involving or otherwise affecting us or our subsidiaries that, if pending on the date of the merger agreement, would have been required to have been disclosed pursuant to the merger agreement, or that relate to the consummation of the merger or other transactions contemplated by the merger agreement.

IBM has agreed to provide us, upon having knowledge, with prompt notice of:

•

any of the representations or warranties made by IBM or Sub in the merger agreement becoming untrue or inaccurate such that the related condition to our obligation to consummate the merger could not be satisfied; or

•

the failure of IBM or Sub to perform in any material respect any of their respective obligations under the merger agreement such that the related condition to our obligation to consummate the merger could not be satisfied.

We have also agreed to provide IBM with the opportunity to participate in the defense of any litigation against us or our board of directors related to the merger or the other transactions contemplated by the merger agreement. Although we have not agreed to give IBM the right to direct the defense of any such litigation, we have agreed to obtain the prior written consent of IBM prior to settling or satisfying any such claim.

Extension, Waiver and Amendment of the Merger Agreement

We, IBM and Sub may amend the merger agreement at any time prior to the closing of the merger. However, after the adoption of the merger agreement by our shareholders, no amendment can be made that by law requires approval by our shareholders without the further approval of such shareholders.

We, IBM or Sub may extend the time for performance of any of the obligations or other acts of the other parties under the merger agreement, waive any inaccuracies in another party’s representations and warranties and waive compliance with any of the agreements or conditions contained in the merger agreement. However, after the adoption of the merger agreement by our shareholders, no waiver can be provided that by law requires approval by our shareholders without the further approval of such shareholders.

SHAREHOLDER AGREEMENTS

As a condition to IBM entering into the merger agreement, each of our directors and executive officers have executed and delivered to IBM a Shareholder Agreement, which we also refer to as a shareholder agreement, dated as of August 25, 2012, pursuant to which each such officer and director agreed, among other things, to vote the shares of our common stock of which such person is the record or beneficial owner in favor of the adoption of the merger agreement. At the close of business on the record date, these shareholders collectively beneficially own approximately 9.8% of the issued and outstanding shares of our common stock. In connection with the execution and delivery of the shareholder agreements, IBM did not pay these shareholders any consideration in addition to the consideration they may receive pursuant to the merger agreement in respect of their shares. Each of the shareholder agreements is substantially similar to the form of shareholder agreement attached as Exhibit A to the merger agreement.

Each such shareholder granted IBM and any designee of IBM an irrevocable proxy to vote the shareholder’s shares in favor of adoption of the merger agreement and otherwise in accordance with the shareholder agreement.

Each such shareholder also agreed not to:

•

sell, transfer, pledge, exchange, assign, tender or otherwise dispose of, or enter into a contract, option, call or other arrangement with respect to the sale, transfer, pledge, exchange, assignment, tender or other disposition of, its shares or any rights to acquire securities of Kenexa, other than pursuant to the applicable shareholder agreement or the merger agreement, unless prior to any such action, the transferee of such shares is a party to the applicable shareholder agreement, agrees to enter into the applicable shareholder agreement pursuant to a joinder agreement satisfactory to IBM or enters into an agreement with IBM on terms substantially identical to the terms of the applicable shareholder agreement; or

•	enter into a voting agreement with respect to its shares or any rights to acquire securities of Kenexa (other than the shareholder agreement).

The shareholder agreements will terminate upon the earlier of:

•	the effective time of the merger; and

•	the termination of the merger agreement in accordance with its terms.

SECURITY OWNERSHIP OF

EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of October 24, 2012 for:

•	each person, entity or group whom we know to beneficially own more than 5% of our outstanding common stock;

•	each of our executive officers identified as “named executive officers” in our most recent proxy statement and each of our directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by footnote, to our knowledge, the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws. Securities that may be beneficially acquired within 60 days of October 24, 2012, including shares subject to options exercisable within 60 days of October 24, 2012, and restricted stock units vesting within 60 days of October 24, 2012, are deemed to be beneficially owned by the person or entity holding such securities for the purpose of computing ownership of such person or entity, but are not treated as outstanding for the purpose of computing the ownership of any other person or entity. The information as to beneficial ownership presented in the table below does not take into account any accelerated vesting that may occur in connection with the closing of the merger. The applicable percentages of beneficial ownership are based on 27,603,460 shares of common stock outstanding as of October 24, 2012 plus shares of common stock otherwise deemed outstanding under applicable SEC rules.

Unless otherwise indicated, the principal address of each of the shareholders named below is: c/o Kenexa Corporation, 650 East Swedesford Road, Second Floor, Wayne, Pennsylvania, 19087.

Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
FMR LLC (1)	2,252,754	8.2%
The Gund Group (2)	1,928,539	7.0%
The Gabelli Group (3)	1,710,386	6.2%
Columbia Wanger Asset Management, L.P. (4)	1,700,000	6.2%
Nooruddin S. Karsan (5)	1,409,094	5.0%
Troy A. Kanter	553,686	2.0%
Donald F. Volk (6)	179,805	*
James P. Restivo	122,000	*
Richard J. Pinola	98,048	*
Barry M. Abelson	75,678	*
John A. Nies	67,048	*
Rebecca J. Maddox	65,048	*
Renee B. Booth	64,048	*
Joseph A. Konen	47,048	*
Archie L. Jones, Jr.	29,000	*
All executive officers and directors as a group—11 persons	2,710,503	9.8%

*	Less than 1%.

(1)	Information is based on Amendment no. 3 to Schedule 13G filed with the SEC on May 10, 2012 by FMR LLC. FMR LLC’s principal place of business is 82 Devonshire Street, Boston, MA 02109. FMR LLC is a parent holding company in accordance with section 240.13d-1(b)(ii)(G). FMR LLC is the beneficial owner of 2,252,754 shares of our common stock.

(2)	Information is based on Amendment no. 5 to Schedule 13G filed with the SEC on February 9, 2012 by Grant Gund, individually and as trustee for the Kelsey Laidlaw Gund Gift Trust, the Llura Blair Gund Gift Trust, and the Grant Owen Gund Gift Trust; Rebecca H. Dent, as trustee for the G. Zachary Gund Descendants’ Trust, Kelsey Laidlaw Gund Gift Trust, the Llura Blair Gund Gift Trust and the Grant Owen Gund Gift Trust; G. Zachary Gund, individually and as trustee for the G. Zachary Gund Descendants’ Trust; Llura L. Gund, individually and as trustee for the Dionis Trust; and Gordon Gund, individually and as trustee for the Dionis Trust (the “Gund Group”). The Gund Group’s principal place of business is 14 Nassau Street, Princeton, NJ 08542. The Gund Group may be deemed to beneficially own 1,928,539 shares of our common stock.

(3)	Information is based on Amendment no. 1 to Schedule 13D filed with the SEC on October 4, 2012 by
Gabelli	Funds, LLC; GAMCO Asset Management Inc.; Gabelli Securities, Inc.; GGCP, Inc.; GAMCO
Investors,	Inc.; and Mario J. Gabelli (the “Gabelli Group”). GAMCO Investors, Inc.; GAMCO Asset
Management	Inc.; GGCP, Inc.; and Gabelli Securities, Inc. have their principal business office at 140
Greenwich	Avenue, Greenwich, CT 06830. Gabelli Funds, LLC has its principal business office at One
Corporate	Center, Rye, NY 10580. Mario J. Gabelli is deemed to have beneficial ownership of 1,710,386
shares	of our common stock owned beneficially by each member of the Gabelli Group.

(4)	Information is based on Amendment no. 4 to Schedule 13G filed with the SEC on February 10, 2012 by Columbia Wanger Asset Management, LLC (“Columbia Wanger”). Columbia Wanger’s principal place of business is 227 West Monroe Street, Suite 3000, Chicago, IL 60606. Columbia Wanger is an investment advisor registered in accordance with Rule 13d-1(b)(1)(ii)(E). Columbia Wanger is the beneficial owner of 1,700,000 shares as a result of acting as investment advisor. These shares include the shares held by Columbia Acorn Trust, a Massachusetts business trust that is advised by Columbia Wanger.

(5)	Nooruddin S. Karsan beneficially owns an aggregate of 1,184,094 shares of Common Stock jointly with his wife, Shirin N. Karsan. Mr. Karsan has pledged 150,000 shares of Common Stock pursuant to a variable post-paid forward contract and 600,000 shares of Common Stock against a line of credit, in each case to secure his obligations under the respective arrangement; the reporting persons, however, have retained the power to vote such shares.

(6)	All of the shares owned by Mr. Volk are held jointly with his wife, Susan Volk.

ADJOURNMENT OF THE SPECIAL MEETING

Adjournment of the Special Meeting

In the event that the number of shares of our common stock present in person and represented by proxy at the special meeting and voting “FOR” the merger is insufficient to adopt the merger agreement, we may move to adjourn the special meeting in order to enable our board of directors to solicit additional proxies in favor of the adoption of the merger agreement. In that event, we will ask our shareholders to vote only upon the adjournment proposal and not on the other proposals discussed in this proxy statement.

Vote Required and Board of Directors’ Recommendation

Approval of the proposal to adjourn the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies requires the affirmative vote of the holders of a majority of votes cast by all Kenexa shareholders entitled to vote at the special meeting, provided that a quorum is present. However, if you are a shareholder of record and you fail to vote by proxy or by ballot at the special meeting, your shares will not be counted for purposes of determining a quorum.

An abstention, failure to submit a proxy card or vote in person or a broker non-vote will not affect whether this matter has been approved, although they will have the practical effect of reducing the number of affirmative votes required to achieve the required majority by reducing the total number of shares from which the majority is calculated.

Kenexa’s board of directors unanimously recommends that you vote “FOR” approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

ADVISORY VOTE REGARDING GOLDEN PARACHUTE COMPENSATION

“Golden Parachute” Compensation

In accordance with Section 14A of the Securities Exchange Act, we are providing our shareholders with the opportunity to cast an advisory (non-binding) vote on the compensation that may be paid or become payable to our named executive officers in connection with the proposed merger pursuant to agreements and understandings with us, and the agreements and understandings with us pursuant to which such compensation may be paid or become payable. As required by those rules, we are asking our shareholders to adopt the following resolution:

RESOLVED, that the compensation that may be paid or become payable to Kenexa’s named executive officers in connection with the merger pursuant to agreements and understandings with Kenexa, and the agreements and understandings with Kenexa pursuant to which such compensation may be paid or become payable, as disclosed in the table in this proposal and as further described under the heading “The Merger—Interests of Kenexa’s Executive Officers and Directors in the Merger” beginning on page 33, are hereby APPROVED.

Compensation that may be paid or become payable to our named executive officers in connection with the merger pursuant to agreements or understandings between our named executive officers and IBM, however, is not subject to the advisory vote on golden parachute compensation but is described, inclusive of the potential payments and benefits under the Offer Letters, under the heading “The Merger—Interests of Kenexa’s Executive Officers and Directors in the Merger”, beginning on page 33 and in the table titled “Golden Parachute Compensation” beginning on page 39.

The following table sets forth the amount of payments and benefits that may be paid or become payable to each of Messrs. Karsan, Kanter, Volk, Restivo and Jones in connection with the merger pursuant to their employment arrangements with us, after giving effect to such executive’s waiver pursuant to an Offer Letter of any payments or benefits under an employment arrangement with us, assuming (i) the consummation of the merger occurred on December 1, 2012 and (ii) for purposes of estimating severance and equity acceleration benefits, that the service of the named executive officer also terminated on such date under the circumstances described below.

Named Executive Officer	Cash ($)(1)		Equity ($)(2)		Total ($)
Nooruddin (Rudy) S. Karsan Chairman and Chief Executive Officer	1,843,000	(3)	9,238,500	(3)	11,081,500
Troy A. Kanter President and Chief Operating Officer	1,843,000	(4)	9,238,500	(4)	11,081,500
Donald F. Volk Chief Financial Officer	—	(5)	3,400,918	(6)	3,400,918
James P. Restivo Chief Technology Officer	—	(7)	—	(8)	—
Archie L. Jones, Jr. Vice President, Business Development	—	(9)	828,200	(10)	828,200

*	The total amount is an estimate based on multiple assumptions that may or may not occur. The actual total amount received by an officer may differ in material respects from the amount reflected in this column depending on future circumstances.

(1)

Pursuant to the Change in Control Plan described above, this column includes (A) the severance payable to each of Messrs. Karsan and Kanter which equals 1.75 times the sum of (i) the executive’s base salary plus (ii) the executive’s bonus (assumed at “target” level), and (B) a pro-rata bonus component (assumed at “target” level), in each case, payable only if the named executive officer is terminated without cause or resigns for good reason within two years following the merger. This would constitute a “double trigger”

benefit as it is contingent on a qualifying termination of employment following the merger. In connection with their execution of the Offer Letters, Messrs. Volk, Restivo and Jones have waived the severance potentially payable under the Change in Control Plan.

(2)	The value of vesting acceleration has been calculated in accordance with SEC rules by multiplying the number of unvested in-the-money options or restricted stock units by (A) the excess of the per share merger consideration of $46.00 over the option exercise price (in the case of options) or (B) the per share merger consideration of $46.00 (in the case of restricted stock units).

(3)	The “Cash” column includes cash severance of $1,510,250 and a pro-rata bonus payment of $332,750, which is a “double trigger” benefit as it is contingent on a qualifying termination of employment following the merger. The “Equity” column includes in-the-money accelerated stock option value totaling $6,133,500 and restricted stock units totaling $3,105,000, which is a “single trigger” benefit because no termination of employment is required.

(4)	The “Cash” column includes cash severance of $1,510,250 and a pro-rata bonus payment of $332,750, which is a “double trigger” benefit as it is contingent on a qualifying termination of employment following the merger. The “Equity” column includes in-the-money accelerated stock option value totaling $6,133,500 and restricted stock units totaling $3,105,000, which is a “single trigger” benefit because no termination of employment is required.

(5)	As described above, pursuant to his Offer Letter, Mr. Volk has waived any rights to the severance benefits he was eligible for pursuant to the Change in Control Plan. However, as described under the heading “The Merger—Interests of Kenexa’s Executive Officers and Directors in the Merger,” beginning on page 33, if Mr. Volk’s employment is terminated by IBM without cause or due to his death or disability, in each case prior to the 12-month anniversary of the closing of the merger, he will be entitled to receive the transition payment set forth in his Offer Letter equal to $1,275,000, subject to execution of IBM’s standard release of claims. This would constitute a “double trigger” benefit as it is contingent on a qualifying termination of Mr. Volk’s employment following the merger.

(6)	This column includes in-the-money accelerated stock option value totaling $1,752,600 and restricted stock unit value totaling $1,648,318, which is a “single trigger” benefit because no termination of employment is required.

(7)	As described above, pursuant to his Offer Letter, Mr. Restivo has waived any rights to the severance benefits he was eligible for pursuant to the Change in Control Plan, but is now eligible for a severance payment equal to $400,000 and a pro-rata bonus for that applicable year if his employment is terminated by IBM without cause within one year after closing of the merger, subject to his execution of IBM’s release of claims. However, the designated severance payment above will be made in lieu of the applicable milestone retention payments set forth in his Offer Letter. This would constitute a “double trigger” benefit as it is contingent on a qualifying termination of Mr. Restivo’s employment following the merger.

(8)	Pursuant to his Offer Letter, Mr. Restivo has waived any acceleration of vesting of equity upon closing of the merger (this included in-the-money accelerated stock option value totaling $1,488,750 and restricted stock unit value totaling $1,100,182, as shown above in the table titled “Golden Parachute Compensation” beginning on page 39). As described above in “—Treatment of Outstanding Stock Options” and “—Treatment of Outstanding Restricted Stock Units,” unvested stock options and restricted stock units held by Mr. Restivo will be converted into stock options and restricted stock units with respect to IBM’s common stock under the same terms and conditions. However, pursuant to his Offer Letter, Mr. Restivo is now eligible for acceleration of vesting of such IBM common stock if his service is terminated without cause or on account of death or disability prior to the applicable vesting dates. Because Mr. Restivo’s unvested Kenexa equity will be converted into IBM equity, the actual value that he would receive if vesting accelerates following the merger could vary significantly based on the price per share of IBM’s common stock at the time of vesting.

(9)	As described above, pursuant to his Offer Letter, Mr. Jones has waived any rights to the severance benefits he was eligible for pursuant to the Change in Control Plan. However, as described under the heading “The Merger—Interests of Kenexa’s Executive Officers and Directors in the Merger,” beginning on page 33 if Mr. Jones’s employment is terminated by IBM without cause or due to his death or disability, in each case prior to the 12-month anniversary of the closing of the merger, he will be entitled to receive the transition payment set forth in his Offer Letter equal to $792,000, subject to execution of IBM’s standard release of claims. This would constitute a “double trigger” benefit as it is contingent on a qualifying termination of Mr. Jones’s employment following the merger.

(10)	This column includes in-the-money accelerated stock option value totaling $609,700 and restricted stock unit value totaling $218,500, which is a “single trigger” benefit because no termination of employment is required.

Effect of Advisory Vote

The vote on this proposal is a vote separate and apart from the votes on (i) the proposal to adopt the merger agreement or (ii) the proposal to approve adjournments of the special meeting. Accordingly, you may vote to approve either of the other proposals and vote not to approve this proposal on golden parachute compensation, and vice versa. Approval of this proposal is not a condition to completion of the proposed merger.

Because the vote on “golden parachute” compensation is only advisory in nature, it will not be binding on either us or IBM regardless of whether the proposed merger is completed. Accordingly, as the compensation to be paid in connection with the proposed merger is contractual with respect to the executives, regardless of the outcome of this advisory vote, such compensation will be payable, subject only to the conditions applicable thereto, if the proposed merger is completed.

Vote Required and Board of Directors’ Recommendation

The vote required to approve this proposal on executive compensation is the affirmative vote of the holders of a majority of votes cast by all Kenexa shareholders entitled to vote at the special meeting, provided that a quorum is present. However, if you are a shareholder of record, and you fail to vote by proxy or by ballot at the special meeting, your shares will not be counted for purposes of determining a quorum.

An abstention, failure to submit a proxy card or vote in person or a broker non-vote will not affect whether this matter has been approved, although they will have the practical effect of reducing the number of affirmative votes required to achieve the required majority by reducing the total number of shares from which the majority is calculated.

Our board of directors unanimously recommends that our shareholders vote “FOR” this proposal.

OTHER MATTERS

At this time, we know of no other matters to be submitted at the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons described in the enclosed proxy card to vote the shares they represent as our board of directors may recommend.

It is important that your shares be represented at the special meeting, regardless of the number of shares which you hold. Therefore, we urge you to complete, sign, date and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose or to submit a proxy via the Internet or telephone.

HOUSEHOLDING OF PROXY STATEMENT

As permitted by the Securities Exchange Act, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless our shareholders have notified us of their desire to receive multiple copies of the proxy statement. This is known as householding. We will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any shareholder residing at a shared address to which only one copy was mailed. Requests for additional copies of this proxy statement, or requests to receive multiple or single copies of proxy statements at a shared address in the future, should be directed to: Kenexa Corporation, 650 East Swedesford Road, Second Floor, Wayne, Pennsylvania 19087, Attention: Corporate Secretary, or call (866) 888-8121.

FUTURE SHAREHOLDER PROPOSALS

If the merger is completed there will be no public participation in any future meetings of our shareholders. However, if the merger is not completed, our shareholders will continue to be entitled to attend and participate in our shareholders meetings. Shareholder proposals submitted to us pursuant to Rule 14a-8 promulgated under the Securities Exchange Act for inclusion in our proxy statement and form of proxy for our 2013 Annual Meeting of Shareholders must be received by us no later than December 7, 2012 and must comply with the requirements of the proxy rules promulgated by the SEC.

In accordance with our current bylaws, for a proposal of a shareholder to be raised from the floor and presented at our 2013 Annual Meeting of Shareholders, other than a shareholder proposal intended to be included in our proxy statement and submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act, a shareholder’s notice must be delivered to, or mailed and received at, our principal executive offices, together with all supporting documentation required by our bylaws, (A) not prior to February 1, 2013 nor later than March 4, 2013 or (B) in the event that the 2013 Annual Meeting of Shareholders is held prior to April 3, 2013 or after June 2, 2013, notice by the shareholder must be so received not earlier than 90th day prior to the annual meeting and not later than the later of the 60th day prior to the annual meeting or the 15th day following the day on which public announcement of the date of the meeting is first made. Shareholder proposals should be addressed to our Secretary, Kenexa Corporation, 650 East Swedesford Road, Second Floor, Wayne, Pennsylvania 19087.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act, and file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read our SEC filings through the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Kenexa Corporation

Attention: Investor Relations

650 East Swedesford Road, Second Floor

Wayne, Pennsylvania 19087

Telephone: (866) 888-8121

If you would like to request documents from us, please do so by November 10, to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, promptly after we receive your request.

MISCELLANEOUS

If you have any questions about this proxy statement, the special meeting or the merger or need assistance with voting procedures, you should contact:

Kenexa Corporation

Attention: Investor Relations

650 East Swedesford Road, Second Floor

Wayne, Pennsylvania 19087

Telephone: (866) 888-8121

or

Georgeson Inc.

199 Water Street – 26th Floor

New York, NY 10038

Banks and Brokers Call: (212) 440-9800

Toll-Free Call: (866) 277-0928

You should not send in your Kenexa stock certificates until you receive the transmittal materials from the exchange agent. Our record shareholders who have further questions about their share certificates or the exchange of our common stock for cash should contact the exchange agent.

You should rely only on the information contained in this proxy statement to vote on the proposals described herein. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated October 26, 2012. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement). Neither the mailing of this proxy statement to shareholders nor the issuance of cash in the merger creates any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Your vote is important. You may vote by returning the enclosed proxy card, submitting a proxy via the Internet or telephone or attending the special meeting and voting in person. Please call our proxy solicitor, Georgeson Inc., at (866) 277-0928 if you have any questions about this proxy statement or the merger or need assistance with the voting procedures.

Annex A

Execution Copy

AGREEMENT AND PLAN OF MERGER

Among

INTERNATIONAL BUSINESS MACHINES CORPORATION

JASMINE ACQUISITION CORP.

and

KENEXA CORPORATION

Dated as of August 25, 2012

Page
ARTICLE I
The Merger
SECTION 1.01. The Merger	A-1
SECTION 1.02. Closing	A-1
SECTION 1.03. Effective Time of the Merger	A-2
SECTION 1.04. Effects of the Merger	A-2
SECTION 1.05. Articles of Incorporation and Bylaws	A-2
SECTION 1.06. Directors	A-2
SECTION 1.07. Officers	A-2

ARTICLE II
Conversion of Securities
SECTION 2.01. Conversion of Capital Stock	A-2
SECTION 2.02. Exchange of Certificates	A-3

ARTICLE III
Representations and Warranties
SECTION 3.01. Representations and Warranties of the Company	A-4
SECTION 3.02. Representations and Warranties of Parent and Sub	A-31

ARTICLE IV
Covenants Relating to Conduct of Business
SECTION 4.01. Conduct of Business	A-33
SECTION 4.02. No Solicitation	A-37
SECTION 4.03. Conduct by Parent	A-39

ARTICLE V
Additional Agreements
SECTION 5.01. Preparation of the Proxy Statement; Shareholders Meeting	A-39
SECTION 5.02. Access to Information; Confidentiality	A-40
SECTION 5.03. Commercially Reasonable Efforts; Consultation and Notice	A-41
SECTION 5.04. Equity Awards	A-43
SECTION 5.05. Indemnification, Exculpation and Insurance	A-46
SECTION 5.06. Fees and Expenses	A-46
SECTION 5.07. Public Announcements	A-47
SECTION 5.08. Resignation of Directors	A-47
SECTION 5.09. Sub Compliance	A-47
SECTION 5.10. Certain Pre-Closing Actions	A-47

ARTICLE VI
Conditions Precedent
SECTION 6.01. Conditions to Each Party’s Obligation to Effect the Merger	A-47
SECTION 6.02. Conditions to Obligations of Parent and Sub	A-48
SECTION 6.03. Conditions to Obligation of the Company	A-49
SECTION 6.04. Frustration of Closing Conditions	A-49

ARTICLE VII
Termination, Amendment and Waiver
SECTION 7.01. Termination	A-50
SECTION 7.02. Effect of Termination	A-50
SECTION 7.03. Amendment	A-50
SECTION 7.04. Extension; Waiver	A-51

A-i

EXHIBIT A Form of Shareholder Agreement

A-ii

GLOSSARY

Term	Section
2000 Plan	3.01(c)(i)
409A Authorities	3.01(m)(xi)
Acquisition Agreement	4.02(b)(iii)
Adverse Recommendation Change	4.02(b)(i)
Adverse Recommendation Change Notice	4.02(b)(A)
affiliate	8.03(a)
Agreement	Preamble
Amended 2005 Plan	3.01(c)(i)
Articles of Merger	1.03
Assumed Shares	5.04(a)(vii)
Australia JV Agreement	3.01(bb)(ii)(2)
Australia Letter Agreement	3.01(bb)(ii)(D)
Bankruptcy Exceptions	3.01(d)
Baseline Financials	3.01(e)(i)
Benefit Agreements	3.01(g)(i)
Benefit Plans	3.01(k)(i)
Cash-Out RSU	5.04(a)(viii)
Cash-Out Stock Option	5.04(a)(viii)
Certificate	2.01(c)
China JV	3.01(bb)(ii)(C)
China JV Agreement	3.01(bb)(ii)
China Release Agreement	3.01(bb)(ii)(B)
China Side Agreement	3.01(bb)(ii)(D)
China Transfer Agreement	3.01(bb)(ii)(A)
Closing	1.02
Closing Date	1.02
Code	2.02(f)
Commonly Controlled Entity	3.01(k)(i)
Company	Preamble
Company Affiliated Group	3.01(n)(xx)
Company Articles	3.01(a)
Company Bylaws	3.01(a)
Company Common Stock	2.01
Company Letter	3.01
Company Personnel	3.01(g)(i)
Company Preferred Stock	3.01(c)(i)
Company Stock Plans	3.01(c)(i)
Confidentiality Agreement	4.02(a)
Contract	3.01(d)
Contract Disputes Act	3.01(u)(ii)
Derivative Work	3.01(p)(iii)
Effective Time	1.03
Environmental Claims	3.01(1)
Environmental Law	3.01(2)
Environmental Permits	3.01(1)(ii)(A)
Equity Equivalents	3.01(c)(iii)
ERISA	3.01(m)(i)
ESPP	3.01(c)(i)
Exchange Act	3.01(d)

A-iii

Exchange Ratio	5.04(a)(viii)
FCC	5.02(b)(i)
FCC Licenses	5.02(b)(i)
FCPA	3.01(t)(vi)
Filed SEC Document	3.01(e)(i)
Firmware	3.01(p)(iv)(B)
GAAP	3.01(e)(i)
Governmental Entity	3.01(d)
Government Contract	3.01(u)(i)
GPL	3.01(p)(ii)(N)
Grant Date	3.01(c)(iii)
Hazardous Materials	3.01(l)(3)
HSR Act	3.01(d)
indebtedness	3.01(c)(iv)
Intellectual Property	3.01(p)(iv)(A)
IRS	3.01(m)(ii)
Judgment	3.01(d)
JV Agreement	8.03(b)
knowledge	8.03(c)
KTI	3.01(bb)(ii)(A)
Law	3.01(d)
Leased Real Property	3.01(o)(iii)(B)
Legal Restraints	6.01(c)
LGPL	3.01(p)(ii)(N)
Liens	3.01(b)
Loan Releases	3.01(bb)(ii)(C)
Major Customer	3.01(i)(i)(S)
Major Customer Contract	3.01(i)(i)(S)
Major Supplier	3.01(i)(i)(T)
Major Supplier Contract	3.01(i)(i)(T)
Material Adverse Effect	8.03(d)
Material Contract	3.01(i)(i)
Merger	Recitals
Merger Consideration	2.01(c)
Non-Affiliate Plan Fiduciary	3.01(m)(ix)
Nonqualified Deferred Compensation Plan	3.01(m)(xi)
Parent	Preamble
Parent Common Stock	5.04(a)(ii)
Paying Agent	2.02(a)
PBCL	1.01
Pension Plan	3.01(m)(i)
Permits	3.01(j)
Permitted Liens	3.01(i)(i)(E)
person	8.03(e)
Post-Signing Returns	4.01(b)
Proxy Statement	3.01(d)
Receivables	3.01(r)
Release	3.01(l)(4)
Residual Shares	5.04(a)(vii)
Restricted Share Agreements	3.01(c)(v)
Restricted Shares	3.01(c)(i)
Rollover RSU	5.04(a)(viii)

A-iv

Rollover RSU Holder	5.04(a)(viii)
Rollover Stock Option	5.04(a)(viii)
RSU Agreements	3.01(c)(v)
RSUs	3.01(c)(i)
SEC	3.01(d)
SEC Documents	3.01(e)(i)
Securities Act	3.01(e)(i)
Severance Plan	5.04(a)(viii)(A)
Shareholder Approval	3.01(w)
Shareholders Agreement	Recitals
Shareholders Meeting	5.01(c)
Software	3.01(p)(iv)(B)
SOX	3.01(e)(ii)
Specified Contracts	3.01(i)(i)
SRMC	3.01(bb)(ii)(A)
Stock Option Agreements	3.01(c)(v)
Stock Options	3.01(c)(i)
Sub	Preamble
Subsidiary	8.03(f)
Superior Proposal	4.02(a)
Surviving Corporation	1.01
Takeover Proposal	4.02(a), (5.06(b)(i)(B)(y)
tax actions	4.01(b)(iv)
tax return	3.01(n)(i)(C)
taxes	3.01(n)(i)(A)
taxing authority	3.01(n)(i)(B)
Termination Date	7.01(b)(i)
Termination Fee	5.06(b)(ii)
Third Party Software	3.01(p)(iv)(c)
UK Bribery Act	3.01(t)(vi)
Welfare Plan	3.01(m)(iv)

A-v

AGREEMENT AND PLAN OF MERGER dated as of August 25, 2012 (this “Agreement”), by and among INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation (“Parent”), JASMINE ACQUISITION CORP., a Pennsylvania corporation and a wholly owned subsidiary of Parent (“Sub”), and KENEXA CORPORATION, a Pennsylvania corporation (the “Company”).

WHEREAS the Board of Directors of each of the Company and Sub deems it in the best interests of their respective corporations to consummate the merger (the “Merger”), on the terms and subject to the conditions set forth in this Agreement, of Sub with and into the Company in which the Company would become a subsidiary of Parent, and such Boards of Directors have approved this Agreement, declared its advisability and recommended that this Agreement be adopted by the shareholders of the Company or Sub, as the case may be;

WHEREAS Parent, Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger;

WHEREAS concurrently with the execution and delivery of this Agreement and as a condition to the willingness of Parent and Sub to enter into this Agreement, certain shareholders of the Company are entering into Shareholder Agreements with Parent in the form of Exhibit A hereto (the “Shareholder Agreements”), pursuant to which such shareholders shall agree, among other things, to take certain actions in furtherance of the Merger;

WHEREAS concurrently with the execution and delivery of this Agreement and as a condition to the willingness of Parent to enter into this Agreement, certain employees of the Company are entering into agreements with Parent pursuant to which such employees shall agree, among other things, to certain non-competition, non-solicitation and no-hire restrictions; and

WHEREAS concurrently with the execution and delivery of this Agreement and as a condition to the willingness of Parent to enter into this Agreement, certain employees of the Company have executed offer letters regarding the employment of such employees following the consummation of the Merger.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

The Merger

SECTION 1.01.    The Merger.    Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Pennsylvania Business Corporation Law of 1988 (the “PBCL”), Sub shall be merged with and into the Company at the Effective Time. At the Effective Time, the separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation (the “Surviving Corporation”).

SECTION 1.02.    Closing.     The closing of the Merger (the “Closing”) will take place at 10:00 a.m., New York time, on a date to be specified by the parties, which shall be not later than the fifth business day after satisfaction or (to the extent permitted by law) waiver of the conditions set forth in Article VI (other than those that by their terms are to be satisfied or waived at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at the Closing), at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019, unless another time, date or place is agreed to in writing by Parent and the Company; provided, however, that if all the conditions set forth in Article VI shall not have been satisfied or (to the extent permitted by law) waived on such fifth business day, then the Closing shall take place on the first business day on which all such conditions shall have been satisfied or (to the extent permitted by law) waived. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.

SECTION 1.03.    Effective Time of the Merger.    Upon the terms and subject to the conditions set forth in this Agreement, as soon as practicable on or after the Closing Date, the parties shall properly file with the Department of State of the Commonwealth of Pennsylvania articles of merger (the “Articles of Merger”) in such form as is required by, and executed and acknowledged in accordance with, the relevant provisions of the PBCL. The Merger shall become effective at such date and time as the Articles of Merger are duly filed with the Department of State of the Commonwealth of Pennsylvania or, to the extent permitted by applicable Law, at such subsequent date and time as Parent and the Company shall agree and specify in the Articles of Merger. The date and time at which the Merger becomes effective is referred to in this Agreement as the “Effective Time”.

SECTION 1.04.    Effects of the Merger.    The Merger shall have the effects set forth in Section 1929 of the PBCL.

SECTION 1.05.    Articles of Incorporation and Bylaws.    (a)The articles of incorporation of the Company as in effect immediately prior to the Effective Time shall be amended by virtue of the Merger at the Effective Time to be identical to the articles of incorporation of Sub as in effect immediately prior to the Effective Time, except that Article I of such articles of incorporation shall be amended to read as follows: “The name of the corporation (hereinafter called the “Corporation”) is Kenexa Corporation.”

(b) The bylaws of Sub as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.

SECTION 1.06.    Directors.    The directors of Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

SECTION 1.07.    Officers.    The officers of Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

ARTICLE II

Conversion of Securities

SECTION 2.01.    Conversion of Capital Stock.    At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Common Stock, par value $0.01 per share, of the Company (the “Company Common Stock”), or the holder of any shares of capital stock of Sub:

(a) Capital Stock of Sub.    Each issued and outstanding share of common stock of Sub shall be converted into and become one fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

(b) Cancelation of Treasury Stock and Parent-Owned Stock.    All shares of Company Common Stock that are owned as treasury stock by the Company or owned by Parent or Sub immediately prior to the Effective Time shall automatically be canceled and shall cease to exist, and no consideration shall be delivered or deliverable in exchange therefor.

(c) Conversion of Company Common Stock.    Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 2.01(b)) shall be converted into the right to receive $46.00 in cash, without interest (the “Merger Consideration”). At the Effective Time such shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate or evidence of shares in book-entry form that immediately prior to the Effective Time represented any such shares (a “Certificate”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration in accordance with the terms of this Agreement. The right of any holder of any share of Company Common Stock to receive the Merger Consideration shall be subject to and reduced by the amount of any withholding that is required under applicable tax Law, such withholding to be pursuant to the terms of Section 2.02(f) and any applicable tax Law.

SECTION 2.02.    Exchange of Certificates. (a)Paying Agent.    Prior to the Effective Time, Parent shall designate a bank or trust company reasonably acceptable to the Company to act as agent for the payment of the Merger Consideration upon surrender of Certificates (the “Paying Agent”), and, from time to time after the Effective Time, Parent shall make available, or cause the Surviving Corporation to make available, to the Paying Agent funds in amounts and at the times necessary for the payment of the Merger Consideration pursuant to Section 2.01(c) upon surrender of Certificates, it being understood that all such funds shall be invested as directed by Parent and that any and all interest or other amounts earned with respect to funds made available to the Paying Agent pursuant to this Agreement shall be turned over to Parent.

(b) Exchange Procedure.    As soon as reasonably practicable after the Effective Time, the Surviving Corporation or Parent shall cause the Paying Agent to mail to each holder of record of a Certificate (i) a form of letter of transmittal (which shall include an accompanying substitute IRS Form W-9 or the applicable IRS Form W-8, shall specify that delivery shall be effected, and risk of loss and title to the Certificates held by such person shall pass, only upon proper delivery of the Certificates to the Paying Agent and shall be in a form and have such other provisions (including customary provisions regarding delivery of an “agent’s message” with respect to shares held in book-entry form) as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancelation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and validly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the amount of cash equal to the Merger Consideration that such holder has the right to receive pursuant to Section 2.01(c), and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Company Common Stock that is not registered in the stock transfer books of the Company, payment of the Merger Consideration in exchange therefor may be made to a person other than the person in whose name the Certificate so surrendered is registered if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of such Certificate or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. No interest shall be paid or shall accrue on the cash payable upon surrender of any Certificate.

(c) No Further Ownership Rights in Company Common Stock.    All Merger Consideration paid upon the surrender of a Certificate in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificate. At the close of business on the day on which the Effective Time occurs, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares that were outstanding immediately prior to the Effective Time. If, after the close of business on the day on which the Effective Time occurs, Certificates are presented to the Surviving Corporation or the Paying Agent for transfer or any other reason, they shall be canceled and exchanged as provided in this Article II.

(d) No Liability.    None of Parent, Sub, the Company, the Surviving Corporation or the Paying Agent shall be liable to any person in respect of any Merger Consideration that would otherwise have been payable in respect of any Certificate which is delivered to a public official in accordance with any applicable abandoned property, escheat or similar Law. If any Certificates shall not have been surrendered prior to two years after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration would otherwise escheat to or become the property of any Governmental Entity), any Merger Consideration payable in accordance with this Article II in respect thereof shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

(e) Lost Certificates.    If any Certificate shall have been lost, stolen, defaced or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen, defaced or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent or the Surviving Corporation, as the case may be, shall pay the Merger Consideration in respect of such lost, stolen, defaced or destroyed Certificate.

(f) Withholding Rights.    Parent, the Surviving Corporation or the Paying Agent shall be entitled to deduct and withhold from the Merger Consideration and any other amounts otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock, Stock Options, Restricted Shares or RSUs such amounts as Parent, the Surviving Corporation or the Paying Agent is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of state, local or foreign tax Law. To the extent that amounts are so withheld and paid over to the appropriate taxing authority by Parent, the Surviving Corporation or the Paying Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock, Stock Options, Restricted Shares or RSUs in respect of which such deduction and withholding was made by Parent, the Surviving Corporation or the Paying Agent.

(g) Termination of Fund.    At any time following the six-month anniversary of the Closing Date, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) that had been made available to the Paying Agent pursuant to Section 2.02(a) and that have not been disbursed to holders of Certificates, and thereafter, subject to time limitations in Section 2.02(d), such holders shall be entitled to look only to Parent and the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) as general creditors thereof with respect to the payment of any Merger Consideration that may be payable upon surrender of any Certificates held by such holders, as determined pursuant to this Agreement, without any interest thereon.

ARTICLE III

Representations and Warranties

SECTION 3.01.    Representations and Warranties of the Company.    Except as set forth in the letter (with specific reference to the Section of this Agreement to which the information stated in such disclosure relates; provided, that disclosure contained in any section of the Company Letter shall be deemed to be disclosed with respect to any other Section of this Agreement to the extent that it is readily apparent from the face of such disclosure that such disclosure is applicable to such other Section of this Agreement) delivered by the Company to Parent prior to the execution of this Agreement (the “Company Letter”), the Company represents and warrants to Parent and Sub as follows:

(a) Organization, Standing and Corporate Power.    Each of the Company and its Subsidiaries (i) is a corporation or other legal entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization (except, in the case of good standing, for entities organized under the Laws of any jurisdiction that does not recognize such concept), (ii) has all requisite corporate, company, partnership or other organizational power and authority to carry on its business as currently conducted and (iii) is duly qualified or licensed to do business and is in good standing in each jurisdiction (except, in the case of good standing, any jurisdiction that does not recognize such concept) in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, other than where the failure to be so organized, existing, qualified or licensed or in good standing (except, in the case of clause (i) above, with respect to the Company), individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect. The Company has made available to Parent complete and correct copies of the articles of incorporation of the Company, as amended to the date of this Agreement (the “Company Articles”), and the bylaws of the Company, as amended to the date of this Agreement (the “Company

Bylaws”), and the articles of incorporation and bylaws (or similar organizational documents) of each of its Subsidiaries, in each case as amended to the date of this Agreement. The Company has made available to Parent complete and correct copies of the minutes (or, in the case of draft minutes, the most recent drafts thereof) of all meetings of the shareholders, the Board of Directors and each committee of the Board of Directors of the Company and each of its Subsidiaries held since January 1, 2009 (other than portions of any minutes (or drafts thereof) related to the transactions contemplated by this Agreement or any Takeover Proposal). The Company has made available to Parent complete and correct copies of all resolutions of the Board of Directors of the Company, and each committee thereof, in respect of this Agreement and the transactions contemplated hereby.

(b) Subsidiaries.    Section 3.01(b) of the Company Letter sets forth a complete and correct list of each Subsidiary of the Company, its place and form of organization, its address and each jurisdiction in which it is authorized to conduct or actually conducts business. All the outstanding shares of capital stock of, or other equity or voting interests in, each such Subsidiary are owned by the Company, by one or more wholly owned Subsidiaries of the Company or by the Company and one or more wholly owned Subsidiaries of the Company, free and clear of all pledges, claims, liens, charges, options, security interests or other encumbrances of any kind or nature whatsoever (collectively, “Liens”), except for transfer restrictions imposed by applicable securities Laws, and are duly authorized, validly issued, fully paid and nonassessable. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, the Company does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any person.

(c) Capital Structure.    (i) The authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock and 10,000,000 shares of Preferred Stock, par value $0.01 per share, of the Company (the “Company Preferred Stock”). At the close of business on August 23, 2012, (A) 27,549,970 shares of Company Common Stock (excluding treasury shares) were issued and outstanding, 6,036 of which were subject to vesting or transfer restrictions and/or subject to forfeiture back to the Company or repurchase by the Company, whether granted pursuant to the Amended and Restated 2005 Equity Incentive Plan (the “Amended 2005 Plan”) or otherwise (such shares, together with any shares granted after August 23, 2012 that are so subject, the “Restricted Shares”), (B) 0 shares of Company Common Stock were held by the Company as treasury shares, (C) 4,978,897 shares of Company Common Stock were reserved and available for issuance in the aggregate pursuant to the Amended 2005 Plan, the 2000 Stock Option Plan (the “2000 Plan”) and the 2006 Employee Stock Purchase Plan (the “ESPP”, and together with the Amended 2005 Plan and the 2000 Plan, the “Company Stock Plans”), of which (x) 2,556,236 shares of Company Common Stock were subject to outstanding options (other than rights under the ESPP) to acquire shares of Company Common Stock from the Company (such options, together with any other stock options granted after August 23, 2012, in each case whether granted pursuant to the Company Stock Plans or otherwise, the “Stock Options”), (y) 6,036 were Restricted Shares and (z) a maximum of 267,044 shares of Company Common Stock were subject to outstanding restricted stock units (such restricted stock units, together with any other restricted stock units granted after August 23, 2012, in each case whether granted pursuant to the Company Stock Plans or otherwise, the “RSUs”), of which 267,044 shares of Company Common Stock were subject to RSUs with service-based, but not performance-based, vesting or delivery requirements and (D) 351,311 shares of Company Common Stock were reserved and available for issuance pursuant to the ESPP. As of the date of this Agreement, other than the Restricted Shares, none of the issued and outstanding Company Common Stock is subject to vesting or forfeiture conditions or a right of repurchase by the Company. All outstanding Stock Options, Restricted Shares and RSUs have been granted under the Company Stock Plans. Other than the Company Stock Plans, there is no plan, Contract or arrangement providing for the grant of Stock Options, Restricted Shares or RSUs. No shares of Company Preferred Stock are issued or outstanding. No shares of Company Common Stock are owned by any Subsidiary of the Company. Section 3.01(c)(i) of the Company Letter sets forth (1) a complete and correct list, as of the close of business on August 23, 2012, of all outstanding Stock Options, the number of shares of Company Common Stock subject to each such Stock Option, the grant date, exercise price per share, vesting schedule and expiration date of each such Stock Option, the name of the holder thereof, an indication of whether or not each such holder is a current director, employee or consultant of the Company or any of its Subsidiaries, whether or not such Stock Option (or any portion thereof) is intended to qualify as an “incentive stock option” under Section 422 of the Code and the name of the Company Stock Plan pursuant to which each such Stock Option was granted, (2) a complete and correct list, as of the close of business on August 23, 2012, of all outstanding Restricted Shares, the grant date, vesting schedule, purchase price (if any) and repurchase price (if any) of each such Restricted Share, the name of the holder thereof, an indication of whether or not each such holder is a current director or employee of the Company or any of its Subsidiaries, an indication of whether an election pursuant to Section 83(b) of the Code has been made with respect to such Restricted Share and the name of the Company Stock Plan pursuant to which such Restricted Share was granted and (3) a complete and correct list, as of the close of business on August 23, 2012, of all outstanding RSUs, the number of shares of Company Common Stock subject to each such RSU, the grant date and vesting schedule of each such RSU, the name of the holder thereof, an indication of whether or not each such holder is a current director or employee of the Company or any of its Subsidiaries and the name of the Company Stock Plan pursuant to which such RSU was granted. As of the date of this Agreement, other than the outstanding Stock Options, the outstanding Restricted Shares and the outstanding RSUs and the rights under the ESPP, there are no outstanding rights of any person to receive Company Common Stock under the Company Stock Plans or otherwise, on a deferred basis or otherwise. As of the close of business on August 23, 2012, there were outstanding Stock Options to purchase 2,556,236 shares of Company Common Stock with exercise prices on a per share basis lower than the Merger Consideration. As of the close of business on August 23, 2012, there were outstanding rights to purchase 3,845 shares of Company Common Stock on the last day of the current offering period in effect under the ESPP (assuming the fair market value per share of Company Common Stock on the last day of the current offering period in effect under the ESPP will be equal to the Merger Consideration). As of the last day of the most recent payroll period ending prior to the date of this Agreement, the aggregate amount credited to the accounts of participants in the ESPP was $176,914.14 and the aggregate amount credited to such accounts for such payroll period was $37,822.76.

(ii) Except for outstanding shares of Company Common Stock, Stock Options, Restricted Shares and RSUs set forth in Section 3.01(c)(i), as of the close of business on August 23, 2012, no shares of capital stock of, or other equity or voting interests in, the Company, or securities convertible into, or exchangeable or exercisable for, or options, warrants, shares of deferred stock, restricted stock awards, stock appreciation rights, phantom stock awards or other rights to acquire any such capital stock of, or other equity or voting interests in, the Company, or other rights that are linked to the value of Company Common Stock or the value of the Company or any part thereof, were issued, reserved for issuance or outstanding. From the close of business on August 23, 2012 to the date of this Agreement, (A) there have been no issuances by the Company of shares of capital stock of, or other equity or voting interests in, the Company, other than issuances of shares of Company Common Stock pursuant to the exercise of Stock Options or rights under the ESPP or the settlement of RSUs, in each case outstanding as of August 23, 2012, and only if and to the extent required by their respective terms as in effect on such date and (B) there have been no issuances by the Company of securities convertible into, or exchangeable or exercisable for, or options, warrants, shares of deferred stock, restricted stock awards, stock appreciation rights, phantom stock awards, other rights to acquire shares of capital stock of, or other equity or voting interests in, the Company, or other rights that are linked to the value of Company Common Stock or the value of the Company or any part thereof, other than rights under the ESPP.

(iii) All outstanding shares of capital stock of the Company are, and all shares that may be issued pursuant to the Company Stock Plans will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except as set forth in this Section 3.01(c), there are no (A) bonds, debentures, notes or other indebtedness of the Company or any of its Subsidiaries and (B) securities or other instruments or rights (including stock appreciation rights, phantom stock awards or other similar rights) issued by, or other obligations of, the Company or any of its Subsidiaries, in each case, that are linked to, or the value of which is in any way based upon or derived from, the value of any class of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries, the value of the Company, any of its Subsidiaries or any part thereof, or any dividends or other distributions declared or paid on any shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries, or which have or which by their terms may have at any time (whether actual or contingent) the right to vote (or which are convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Company or any of its Subsidiaries may vote (the items referred to in clauses (A) and (B) collectively, “Equity Equivalents”). Except as set forth in this Section 3.01(c), there are no securities, options, warrants, calls, rights or Contracts of any kind to which the Company or any of its Subsidiaries is a party, or by which the Company or any of its Subsidiaries is bound, obligating the Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of, or other equity or voting interests in, or securities convertible into, or exchangeable or exercisable for, shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries or obligating the Company or any of its Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right or Contract. With respect to the Stock Options, (1) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Code so qualifies, (2) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the Board of Directors of the Company (or a duly constituted and authorized committee thereof) and any required shareholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (3) each such grant was made in accordance with the terms of the applicable Company Stock Plan, the Exchange Act and all other applicable Laws and regulatory rules or requirements, including the rules of The NASDAQ Stock Market LLC and The New York Stock Exchange, as applicable, and any other exchange on which Company securities are traded, (4) the per share exercise price of each Stock Option was not less than the fair market value (within the meaning of Section 422 of the Code, in the case of each Stock Option intended to qualify as an “incentive stock option” and within the meaning of Section 409A of the Code, in the case of each other Stock Option) of a share of Company Common Stock on the applicable Grant Date and (5) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s SEC Documents in accordance with the Exchange Act and all other applicable Laws. The ESPP qualifies as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code and Treasury Regulation Section 1.423-2. Each election pursuant to Section 83(b) of the Code that has been made with respect to a Restricted Share has been validly made in accordance with Section 83(b) of the Code and the Treasury Regulations thereunder, including with respect to correctly reporting the fair market value of such Restricted Share on the applicable Section 83(b) election form. Except pursuant to the forfeiture conditions of the Stock Options, Restricted Shares and RSUs outstanding as of the date of this Agreement and except pursuant to the cashless exercise or tax withholding provisions of such Stock Options, Restricted Shares and RSUs, in each case as in effect on the date of this Agreement, there are no outstanding contractual or other obligations of the Company or any of its Subsidiaries to (I) repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries or (II) vote or dispose of any shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries. The Company is not a party to any voting agreement with respect to any shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries and, other than the Shareholder Agreements, to the knowledge of the Company, as of the date of this Agreement there are no irrevocable proxies and no voting agreements with respect to any shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries. The Company has not knowingly granted, and there is no and has been no Company policy or practice to grant, Stock Options prior to, or otherwise coordinate the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(iv) Neither the Company nor any of its Subsidiaries has any (A) indebtedness for borrowed money, (B) indebtedness evidenced by any bond, debenture, note, mortgage, indenture or other debt instrument or debt security, (C) accounts payable to trade creditors and accrued expenses not arising in the ordinary course of business, (D) amounts owing as deferred purchase price for the purchase of any property, (E) capital lease obligations or (F) guarantees with respect to any indebtedness or obligation of a type described in clauses (A) through (E) above of any other person (other than, in the case of clauses (A), (B) and (D), accounts payable to trade creditors and accrued expenses, in each case arising in the ordinary course of business) (collectively, “indebtedness”).

(v) All Stock Options, Restricted Shares and RSUs may, by their terms, be treated in accordance with Section 5.04(a), and all rights to purchase shares of Company Common Stock under the ESPP may, by their terms, be treated in accordance with Section 5.04(b). No holder of any Stock Option, Restricted Share, RSU or right under the ESPP is entitled to any treatment of such Stock Option, Restricted Share, RSU or right under the ESPP other than as provided with respect to such Stock Option, Restricted Share, RSU or right under the ESPP in Section 5.04(a) or Section 5.04(b), as applicable, and after the Closing no holder of a Stock Option, Restricted Share, RSU or right under the ESPP (or former holder of a Stock Option, Restricted Share, RSU or right under the ESPP) or any current or former participant in the Company Stock Plans or any other Benefit Plan or Benefit Agreement shall have the right thereunder to acquire any capital stock of the Company or any other equity interest therein (including phantom stock or stock appreciation rights). All outstanding Stock Options are evidenced by individual written stock option agreements (the “Stock Option Agreements”), all outstanding Restricted Shares are evidenced by individual written restricted share agreements (the “Restricted Share Agreements”) and all outstanding RSUs are evidenced by individual written restricted stock unit agreements (the “RSU Agreements”), in each case substantially identical to the applicable forms that have previously been made available to Parent.

(d) Authority; Noncontravention.    The Company has the requisite corporate power and authority to execute and deliver this Agreement, to consummate the Merger and the other transactions contemplated by this Agreement and to comply with the provisions of this Agreement, subject, in the case of the consummation of the Merger, to obtaining the Shareholder Approval. The execution and delivery of this Agreement by the Company, the consummation by the Company of the Merger and the other transactions contemplated by this Agreement and the compliance by the Company with the provisions of this Agreement have been duly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement, to comply with the terms of this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement, subject, in the case of the consummation of the Merger, to obtaining the Shareholder Approval. This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery of this Agreement by Parent and Sub, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws relating to the enforcement of creditors’ rights generally and by general principles of equity (the “Bankruptcy Exceptions”). The Board of Directors of the Company, at a meeting duly called and held at which all of the directors of the Company were present, duly and unanimously adopted resolutions (i) approving and declaring advisable this Agreement, the Shareholder Agreements, the Merger and the other transactions contemplated by this Agreement, including transactions under the Shareholder Agreements, (ii) declaring that it is in the best interests of the Company that the Company enter into this Agreement and consummate the Merger and the other transactions contemplated by this Agreement on the terms and subject to the conditions set forth in this Agreement, (iii) declaring that the consideration to be paid to the Company’s shareholders in the Merger is fair to such shareholders, (iv) directing that the adoption of this Agreement be submitted to a vote at a meeting of the Company’s shareholders to be held as set forth in Section 5.01(c) and (v) recommending that the Company’s shareholders adopt this Agreement, which resolutions, except to the extent expressly permitted by Section 4.02, have not been rescinded, modified or withdrawn in any way. The execution and delivery of this Agreement, the consummation of the Merger and the other transactions contemplated by this Agreement and compliance by the Company with the provisions of this Agreement do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation or to a loss of a benefit under, or result in the creation of any Lien in or upon any of the properties or assets of the Company or any of its Subsidiaries under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under (including any right of a holder of a security of the Company or any of its Subsidiaries to require the Company or any of its Subsidiaries to acquire such security), any provision of (A) the Company Articles or the Company Bylaws or the articles of incorporation or bylaws (or similar organizational documents) of any of its Subsidiaries, (B) any loan or credit agreement, bond, debenture, note, mortgage, indenture, guarantee, lease or other contract, commitment, agreement, instrument, arrangement, understanding, obligation, undertaking or license, whether oral or written (each, including all amendments thereto, a “Contract”), or Permit to or by which the Company or any of its Subsidiaries is a party or bound or to or by which any of their respective properties or assets are subject or bound or (C) subject to the governmental filings and other matters referred to in the following sentence, any (1) Federal, state or local, domestic or foreign, statute, law, code, ordinance, rule or regulation of any Governmental Entity (each, a “Law”), assuming receipt of the Shareholder Approval and the adoption of this Agreement by Parent, as the sole shareholder of Sub, or (2) Federal, state or local, domestic or foreign, judgment, injunction, order, writ or decree of any Governmental Entity (each, a “Judgment”), in each case, applicable to the Company or any of its Subsidiaries or their respective properties or assets, other than, in the case of clauses (B) and (C), any such conflicts, violations, breaches, defaults, terminations, cancelations, accelerations, losses, Liens, rights or entitlements that, individually or in the aggregate, are not reasonably likely to (x) have a Material Adverse Effect or (y) impair in any material respect the ability of the Company to perform its obligations under this Agreement. No consent, approval, order or authorization of, registration, declaration or filing with, or notice to, any Federal, state or local, domestic or foreign, government or any court, administrative agency or commission or other governmental, quasi-governmental or regulatory authority or agency, domestic or foreign (a “Governmental Entity”), is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company, the consummation by the Company of the Merger and the other transactions contemplated by this Agreement or the compliance by the Company with the provisions of this Agreement, except for (I) the filing of a premerger notification and report form by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the filings and receipt, termination or expiration, as applicable, of such other approvals or waiting periods required under any other applicable competition, merger control, antitrust or similar Law, (II) the filing with the Securities and Exchange Commission (the “SEC”) of a proxy statement relating to the adoption of this Agreement by the Company’s shareholders (as amended or supplemented from time to time, the “Proxy Statement”) and such reports under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), as may be required in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement, (III) the filing of the Articles of Merger with the Department of State of the Commonwealth of Pennsylvania and appropriate documents with the relevant authorities of other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business, (IV) any filings required under the rules and regulations of The New York Stock Exchange and (V) such other consents, approvals, orders, authorizations, registrations, declarations, filings and notices the failure of which to be obtained or made, individually or in the aggregate, are not reasonably likely to (x) have a Material Adverse Effect or (y) impair in any material respect the ability of the Company to perform its obligations under this Agreement.

(e) SEC Documents.    (i) To the extent that complete and correct copies are not available on the SEC’s website, the Company has made available to Parent complete and correct copies of all reports, schedules, forms, statements and other documents filed with or furnished to the SEC by the Company since January 1, 2009 (such documents available on the SEC’s website or made available to Parent, together with all information incorporated therein by reference, the “SEC Documents”). Since January 1, 2009, the Company has filed with or furnished to the SEC each report, schedule, form, statement or other document or filing required by Law to be filed or furnished by the Company at or prior to the time so required. No Subsidiary of the Company is required to file or furnish any report, schedule, form, statement or other document with, or make any other filing with, or furnish any other material to, the SEC. As of their respective dates, each of the SEC Documents complied as to form in all material respects with the requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”) and the Exchange Act, in each case, applicable to such SEC Document, and none of the SEC Documents at the time it was filed or furnished contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any SEC Document filed or furnished and publicly available prior to the date of this Agreement (a “Filed SEC Document”) has been revised or superseded by a later filed or furnished Filed SEC Document, none of the SEC Documents contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the extent that complete and correct copies are not available on the SEC’s website, the Company has made available to Parent copies of all comment letters received by the Company from the SEC since January 1, 2009 and relating to the SEC Documents, together with all written responses of the Company thereto. As of the date of this Agreement, there are no outstanding or unresolved comments in such comment letters received by the Company from the SEC. As of the date of this Agreement, to the knowledge of the Company none of the SEC Documents is the subject of any ongoing review by the SEC. The financial statements (including the related notes) of the Company included in the SEC Documents complied, at the time the respective statements were filed, as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles in effect from time to time in the United States of America (“GAAP”) (except, in the case of unaudited quarterly financial statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited quarterly financial statements, to normal and recurring year-end audit adjustments). Except as set forth in the most recent audited financial statements (including the notes thereto) included in the Filed SEC Documents (the “Baseline Financials”), the Company and its Subsidiaries have no material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) other than such liabilities or obligations (A) with respect to or arising from the transactions contemplated by this Agreement, (B) incurred in the ordinary course of business consistent with past practice after the date of the Baseline Financials but prior to the date of this Agreement, (C) incurred on or after the date of this Agreement that are not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect or (D) disclosed in the unaudited financial statements (including the notes thereto) included in the Company’s Form 10-Q for the period ended June 30, 2012, filed with the SEC on August 9, 2012.

(ii) The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, “SOX”) applicable to it. The Company has promptly disclosed, by filing a Form 8-K, any change in or waiver of the Company’s code of ethics, as required by Section 406(b) of SOX. To the knowledge of the Company, there have been no violations of provisions of the Company’s code of ethics since the adoption thereof, including any minor violations not material to the Company’s business.

(iii) The principal executive officer of the Company and the principal financial officer of the Company each has made all certifications required by Rules 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of SOX, as applicable, with respect to the SEC Documents, and the statements contained in such certifications were accurate as of the date they were made. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in SOX. Neither the Company nor any of its Subsidiaries has outstanding, or has arranged any outstanding, “extension of credit” to directors or executive officers within the meaning of Section 402 of SOX.

(iv) Neither the Company nor any of its Subsidiaries is a party to or bound by, or has any commitment to become a party to or bound by, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC)), where the purpose or intended or known result or effect of such joint venture, partnership or Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company’s or any of its Subsidiaries’ published financial statements or other SEC Documents.

(v) The Company maintains “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) in compliance with the Exchange Act.

(vi) The Company maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) in compliance with the Exchange Act.

(f) Information Supplied.    None of the information included or incorporated by reference in the Proxy Statement will, at the date the Proxy Statement is first mailed to the Company’s shareholders, at the time of the Shareholders Meeting or at the time of any amendment or supplement thereof, as amended or supplemented at such date or time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Parent or Sub specifically for inclusion or incorporation by reference in the Proxy Statement. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act.

(g) Absence of Certain Changes or Events.    (i) From December 31, 2011 to the date of this Agreement, the Company and its Subsidiaries have conducted their respective businesses only in the ordinary course consistent in all material respects with past practice and there has not been (A) any Material Adverse Effect or any state of facts, change, development, event, effect (including any effect resulting from an occurrence prior to December 31, 2011), condition, occurrence, action or omission that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect, (B) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of the Company’s or any of its Subsidiaries’ capital stock or other equity or voting interests, except for dividends by a direct or indirect wholly owned Subsidiary of the Company to its parent, (C) any split, combination or reclassification of any of the Company’s or any of its Subsidiaries’ capital stock or other equity or voting interests or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries, (D)(1) any grant by the Company or any of its Subsidiaries to any current or former director, officer, employee, contractor or consultant of the Company or any of its Subsidiaries (collectively, “Company Personnel”) of any bonus or award opportunity, any loan or any increase in any type of compensation or benefits, except for grants of normal bonus opportunities and normal increases of base cash compensation, in each case, in the ordinary course of business consistent with past practice, or (2) any payment by the Company or any of its Subsidiaries to any Company Personnel of any bonus or award other than bonuses or awards paid prior to the date of this Agreement in the ordinary course of business consistent with past practice, (E) any grant by the Company or any of its Subsidiaries to any Company Personnel of any severance, separation, change in control, retention, termination or similar compensation or benefits or increase therein or of the right to receive any severance, separation, change in control, retention, termination or similar compensation or benefits or increase therein, (F) any adoption or establishment of or entry by the Company or any of its Subsidiaries into, any amendment of, modification to or termination of, or agreement to amend, modify or terminate, or any termination of (or announcement of an intention to amend, modify or terminate), (1) any employment, deferred compensation, change in control, severance, termination, employee benefit, loan, indemnification, retention, equity or equity-based compensation, consulting, restrictive covenant or similar Contract between the Company or any of its

Subsidiaries, on the one hand, and any Company Personnel, on the other hand, (2) any Contract between the Company or any of its Subsidiaries, on the one hand, and any Company Personnel, on the other hand, the benefits of which are contingent, or the terms of which are altered, upon the occurrence of a transaction involving the Company of the nature contemplated by this Agreement (alone or in combination with any other event) or (3) any trust or insurance Contract or other agreement to fund or otherwise secure payment of any compensation or benefit to be provided to any Company Personnel (all such Contracts under this clause (F), including any such Contract that is entered into on or after the date of this Agreement, collectively, “Benefit Agreements”), (G) any grant or amendment of any award under any Benefit Plan or Benefit Agreement (including the grant or amendment of Stock Options, Restricted Shares, RSUs, stock appreciation rights, performance units, stock repurchase rights or other equity or equity-based compensation) or the removal or modification of any restrictions in any such award, (H) any payment to any Company Personnel of any compensation or benefit not provided for under any Benefit Plan or Benefit Agreement, other than the payment of base cash compensation or cash bonuses in the ordinary course of business consistent with past practice, (I) other than the execution and delivery of this Agreement, the taking of any action to accelerate, or that could reasonably be expected to result in the acceleration of, the time of vesting or payment of any rights, compensation, benefits or funding obligations, or the making of any material determinations, under any Benefit Plan or Benefit Agreement or otherwise, (J) any change in financial or tax accounting methods, principles or practices by the Company or any of its Subsidiaries, except insofar as may have been required by GAAP or applicable Law, (K) any material tax election or change in any material tax election or any settlement or compromise of any material tax liability, (L) any write-down by the Company or any of its Subsidiaries of any of the material assets of the Company or any of its Subsidiaries or (M) any licensing or other agreement with regard to the acquisition or disposition of any material Intellectual Property or rights thereto, other than nonexclusive licenses granted in the ordinary course of the business of the Company and its Subsidiaries consistent with past practice.

(ii) Since December 31, 2011, each of the Company and its Subsidiaries has continued all pricing, sales, receivables and payables practices in accordance with the ordinary course of business consistent with past practice and has not engaged, except in the ordinary course of business consistent with past practice, in (A) any trade loading practices or any other promotional sales or discount activity with any customers or distributors with the effect of accelerating to prior fiscal quarters (including the current fiscal quarter) sales to the trade or otherwise that would otherwise be expected to occur in subsequent fiscal quarters, (B) any practice that would have the effect of accelerating to prior fiscal quarters (including the current fiscal quarter) collections of receivables that would otherwise be expected to be made in subsequent fiscal quarters, (C) any practice that would have the effect of postponing to subsequent fiscal quarters payments by the Company or any of its Subsidiaries that would otherwise be expected to be made in prior fiscal quarters (including the current fiscal quarter) or (D) any other promotional sales or discount activity.

(h) Litigation.    Section 3.01(h) of the Company Letter sets forth a complete and correct list of each claim, action, suit or judicial, administrative or regulatory proceeding or investigation pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries (i) for money damages (other than for immaterial amounts), (ii) that seeks injunctive relief, (iii) that may give rise to any legal restraint on or prohibition against or limit the material benefits to Parent of the Merger or the other transactions contemplated by this Agreement or (iv) that, if resolved in accordance with plaintiff’s demands, is reasonably likely to have a Material Adverse Effect. There is no Judgment of any Governmental Entity or arbitrator outstanding against, or, to the knowledge of the Company, investigation, proceeding, notice of violation, order of forfeiture or complaint by any Governmental Entity involving, the Company or any of its Subsidiaries that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

(i) Contracts.    (i) Section 3.01(i) of the Company Letter sets forth as of the date of this Agreement (with specific reference (x) to the subsection of this Section 3.01(i) to which such Contract relates (including any further subsection) and (y) to the specific document number of such Contract in that certain virtual data room maintained by the Company through Merrill Corporation) a complete and correct list of:

(A) each Contract pursuant to which the Company or any of its Subsidiaries has agreed not to compete with any person in any area or to engage in any activity or business, or pursuant to which any benefit or right is required to be given or lost, or any penalty or detriment is incurred, as a result of so competing or engaging;

(B) each Contract to or by which the Company or any of its Subsidiaries is a party or bound providing for exclusivity or any similar requirement or pursuant to which the Company or any of its Subsidiaries is restricted in any way, or which after the Effective Time could restrict Parent or any of its Subsidiaries in any way, with respect to the development, manufacture, marketing or distribution of their respective products or services or otherwise with respect to the operation of their businesses, or pursuant to which any benefit or right is required to be given or lost, or any penalty or detriment is incurred, as a result of non-compliance with any such exclusive or restrictive requirements or which requires the Company or any of its Subsidiaries to refrain from granting license or franchise rights to any other person;

(C) each Contract to or by which the Company or any of its Subsidiaries is a party or bound or with respect to which the Company or any of its Subsidiaries has any obligation with (1) any affiliate of the Company or any of its Subsidiaries (excluding Contracts entered into between the Company and any of its Subsidiaries), (2) any Company Personnel, or (3) any union or other labor organization (other than, in each case, (I) offer letters or employment agreements that are terminable at will by the Company or any of its Subsidiaries both without any penalty and without any obligation of the Company or any of its Subsidiaries to pay severance or other compensation or benefits (other than accrued base salary, accrued commissions, accrued bonuses, accrued vacation pay, accrued floating holidays and legally mandated benefits), (II) invention assignment and confidentiality agreements relating to the assignment of inventions to the Company or any of its Subsidiaries not involving the payment of money and (III) Benefit Plans and Benefit Agreements other than offer letters or employment agreements);

(D) each Contract under which the Company or any of its Subsidiaries has incurred any indebtedness having an aggregate principal amount in excess of $500,000;

(E) each Contract to or by which the Company or any of its Subsidiaries is a party or bound creating or granting a Lien (including Liens upon properties or assets acquired under conditional sales, capital leases or other title retention or security devices), other than (1) Liens for taxes not yet due and payable, that are payable without penalty or that are being contested in good faith and for which adequate reserves have been established, (2) Liens for assessments and other governmental charges or landlords’, carriers’, warehousemen’s, mechanics’, repairmen’s, workers’ or similar Liens incurred in the ordinary course of business, consistent with past practice, in each case for sums not yet due and payable or due but not delinquent or being contested in good faith by appropriate proceedings, (3) Liens incurred in the ordinary course of business, consistent with past practice, in connection with workers’ compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return of money bonds and similar obligations and (4) Liens incurred in the ordinary course of business consistent with past practice that are not reasonably likely to adversely interfere in a material way with the use of the properties or assets encumbered thereby (collectively, “Permitted Liens”);

(F) each Contract to or by which the Company or any of its Subsidiaries is a party or bound (other than Benefit Plans and Benefit Agreements) containing any provisions (1) contemplating or relating in any way to a “change in control” or similar event with respect to the Company or one or more of its Subsidiaries, including provisions requiring consent or approval of, or notice to, any Governmental Entity or other person in the event of a change in control of the Company or one or more of its Subsidiaries, or otherwise having the effect of providing that the consummation of the Merger or any of the other transactions contemplated by this Agreement or the execution, delivery or effectiveness of this Agreement will materially conflict with, result in a material violation or material breach of, or constitute a default (with or without notice or lapse of time or both) under, such Contract, or give rise under such Contract to any right of, or result in, a termination, right of first refusal, material amendment, revocation, cancelation or material acceleration of any obligation, or a loss of a material benefit or the creation of any material Lien upon any of the properties or assets of the Company, Parent or any of their respective Subsidiaries, or to any increased, guaranteed, accelerated or additional material rights or material entitlements of any person, or (2) having the effect of providing that the consummation of the Merger or any of the other transactions contemplated by this Agreement or the execution, delivery or effectiveness of this Agreement will require that a third party be provided with access to source code or that any source code be released from escrow and provided to any third party;

(G) each Contract to or by which the Company or any of its Subsidiaries is a party or bound providing for payments of royalties or other license fees to third parties in excess of $75,000 annually;

(H) each Contract to or by which the Company or any of its Subsidiaries is a party or bound granting a third party any license to Intellectual Property that is not limited to the internal use of such third party;

(I) each Contract pursuant to which the Company or any of its Subsidiaries has been granted any license to Intellectual Property, other than software licenses for generally commercially available off-the-shelf desktop software (such as Symphony, Microsoft Word or Excel, WordPerfect or other word processing, spreadsheet, desktop operating system or e-mail software) readily substitutable in the operation of the business of the Company and its Subsidiaries;

(J) each Contract to or by which the Company or any of its Subsidiaries is a party or bound granting the other party to such Contract or a third party “most favored nation” pricing or terms that (1) applies to the Company or any of its Subsidiaries or (2) following the Effective Time, would apply to Parent or any of its Subsidiaries other than the Surviving Corporation or its Subsidiaries;

(K) each Contract pursuant to which the Company or any of its Subsidiaries has agreed or is required to provide any third party with access to source code, to provide for source code to be put in escrow or to grant a contingent license to source code;

(L) each Contract to or by which the Company or any of its Subsidiaries is a party or bound forming or establishing, or relating to the formation or establishment of, any joint venture (whether in partnership, limited liability company or other organizational form) or alliance or similar arrangement;

(M) each Contract to or by which the Company or any of its Subsidiaries is a party or bound for any development, marketing, resale, distribution or similar arrangement relating to any product or service;

(N) each Contract to or by which the Company or any of its Subsidiaries is a party or bound with any Governmental Entity;

(O) each material Contract to or by which the Company or any of its Subsidiaries is a party or bound entered into in the last five years in connection with the settlement or other resolution of any suit, claim, action, investigation or proceeding;

(P) each Contract, other than Contracts with customers entered into in the ordinary course of business (each of which provides for payment by the customer in advance of performance of services) to or by which the Company or any of its Subsidiaries is a party or bound providing for future performance by the Company or any of its Subsidiaries in consideration of amounts previously paid;

(Q) each Contract to or by which the Company or any of its Subsidiaries is a party or bound providing for liquidated damages (other than in an immaterial amount);

(R) each material Contract to or by which the Company or any of its Subsidiaries is bound to pay or has engaged a third party for professional services engagements for a fixed fee that guarantees a specific result;

(S) each Contract between the Company or any of its Subsidiaries and any of the 40 largest customers of the Company and its Subsidiaries (determined on the basis of revenues received by the Company or any of its Subsidiaries in the four consecutive fiscal quarter period ended June 30, 2012 (each such customer, a “Major Customer”, and each such Contract, a “Major Customer Contract”));

(T) each Contract between the Company or any of its Subsidiaries and any of the 20 largest licensors or other suppliers to the Company and its Subsidiaries (determined on the basis of amounts paid by the Company or any of its Subsidiaries in the four consecutive fiscal quarter period ended June 30, 2012 (each such licensor or other supplier, a “Major Supplier”, and each such Contract, a “Major Supplier Contract”));

(U) except for the Contacts disclosed above, each Contract (other than Benefit Plans and Benefit Arrangements) which has aggregate future sums due to or from the Company or any of its Subsidiaries, taken as a whole, (1) during the period commencing on the date of this Agreement and ending on the 12-month anniversary of this Agreement, in excess of $375,000 or (2) of more than $1,500,000 during the life of the Contract; and

(V) except for the Contracts disclosed above, each material Contract (other than Benefit Plans and Benefit Arrangements) to or by which the Company or any of its Subsidiaries is a party or bound not made in the ordinary course of business consistent with past practice.

The Contracts of the Company or any of its Subsidiaries of the type referred to in clauses (A) through (V) of this subsection (i) are collectively referred to in this Agreement as “Specified Contracts”. The Company has made available to Parent a complete and correct copy of each of the Specified Contracts and the JV Agreements, including all amendments thereto. Each Contract of the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries (a “Material Contract”), as well as each Specified Contract and JV Agreement, is in full force and effect (except for those Contracts that have expired in accordance with their terms) and is a legal, valid and binding agreement of the Company or such Subsidiary, as the case may be, and, to the knowledge of the Company, of each other party thereto, enforceable against the Company or such Subsidiary, as the case may be, and, to the knowledge of the Company, against the other party or parties thereto, in each case, in accordance with its terms, subject to the Bankruptcy Exceptions. Each of the Company and its Subsidiaries has performed or is performing all material obligations required to be performed by it under the Material Contracts, the Specified Contracts and the JV Agreements and is not (with or without notice or lapse of time or both) in breach in any material respect or default thereunder, and has not knowingly waived or failed to enforce any material rights or benefits thereunder (other than, in the case of the Specified Contracts and the Material Contracts, in the ordinary course of business consistent with past practice), and, to the knowledge of the Company, no other party to any of the Material Contracts, Specified Contracts or JV Agreements is (with or without notice or lapse of time or both) in breach in any material respect or default thereunder. To the knowledge of the Company, as of the date of this Agreement, there has occurred no event giving (with or without notice or lapse of time or both) to others any right of termination, material amendment or cancelation of any Material Contract, Specified Contract or JV Agreement. To the knowledge of the Company, there are no circumstances that are reasonably likely to occur that are reasonably likely to adversely affect the ability of the Company or any of its Subsidiaries to perform its material obligations under any Material Contract, Specified Contract or JV Agreement.

(ii) None of the Major Customers or Major Suppliers has terminated, failed to renew or requested any material amendment to any of its Major Customer Contracts or Major Supplier Contracts, or any of its existing relationships (other than amendments in the ordinary course of business not adverse in any material respect to the Company or its Subsidiaries, taken as a whole), with the Company or any of its Subsidiaries.

(j) Permits; Compliance with Laws.    The Company and its Subsidiaries have (or, to the extent applicable and to the Company’s knowledge, resellers, distributors or other local partners of the Company and its Subsidiaries have) in effect all certificates, permits, licenses, franchises, approvals, concessions, qualifications, registrations, certifications and similar authorizations from any Governmental Entity

(collectively, “Permits”) that are necessary for the Company and its Subsidiaries to own, lease or operate their properties and assets and to carry on their businesses in all material respects as currently conducted. Section 3.01(j) of the Company Letter sets forth, as of the date of the Agreement, a complete and correct list of the Permits that are material, individually or in the aggregate, to the Company and its Subsidiaries. Each of the Company and its Subsidiaries is, and since January 1, 2009 has been, in compliance in all material respects with all applicable Laws and Judgments, and no condition or state of facts exists that could reasonably be expected to give rise to a material violation of, or a material liability or default under, any applicable Law or Judgment. The execution and delivery of this Agreement by the Company does not, and the consummation of the Merger and the other transactions contemplated by this Agreement and compliance with the terms hereof could not reasonably be expected to, cause the revocation or cancelation of any material Permit. As of the date of this Agreement, (i) neither the Company nor any of its Subsidiaries has received any written communication during the past three years from any person that alleges that the Company or any of its Subsidiaries is not in compliance in all material respects with, or is subject to liability under, any Permit, Law or Judgment or relating to the revocation or modification of any material Permit, and (ii) neither the Company nor any of its Subsidiaries has received any notice that any investigation or review by any Governmental Entity is pending with respect to the Company or any of its Subsidiaries or any of the material assets or operations of the Company or any of its Subsidiaries or that any such investigation or review is contemplated.

(k) Absence of Changes in Benefit Plans; Employment Agreements; Labor Relations.    (i) Except as disclosed in the Filed SEC Documents, since December 31, 2011, none of the Company or any of its Subsidiaries has adopted, entered into, established, terminated, amended or modified or agreed to adopt, enter into, establish, terminate, amend or modify (or announced an intention to adopt, enter into, establish, terminate, amend or modify) any collective bargaining agreement or any employment, bonus, pension, profit sharing, deferred compensation, incentive compensation, equity or equity-based compensation, performance, retirement, thrift, savings, cafeteria, paid time off, perquisite, fringe benefit, vacation, unemployment, severance, change in control, termination, retention, disability, death benefit, hospitalization, medical or other welfare benefit or other similar plan, program, policy, arrangement or understanding (whether oral or written, formal or informal, funded or unfunded and whether or not legally binding or subject to the Laws of the United States) sponsored, maintained, contributed to or required to be sponsored, maintained or contributed to by the Company, any of its Subsidiaries or any other person or entity that, together with the Company, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code or with respect to which the Company is otherwise jointly or severally liable under applicable Law (each, a “Commonly Controlled Entity”), in each case, providing compensation or benefits to any Company Personnel, including the Company Stock Plans, but not including the Benefit Agreements (all such plans, programs, policies, arrangements and understandings, including any such plan, program, policy, arrangement or understanding entered into, adopted or established on or after the date of this Agreement, collectively, “Benefit Plans”), or has made any change in any actuarial or other assumption used to calculate funding obligations with respect to any Pension Plan, or any change in the manner in which contributions to any Pension Plan are made or the basis on which such contributions are determined.

(ii) There are no collective bargaining or other labor union agreements to which the Company or any of its Subsidiaries is a party or by which any of them is bound. Since January 1, 2009 neither the Company nor any of its Subsidiaries has encountered any labor union organizing activity, or had any actual or, to the knowledge of the Company, threatened employee strikes, work stoppages, slowdowns or lockouts and, to the knowledge of the Company, no labor union organizing activity, strike, work stoppage, slowdown or lockout is threatened. None of the employees of the Company or any of its Subsidiaries is represented by any labor union, works council or similar organization with respect to his or her employment by the Company or such Subsidiary. The Company and its Subsidiaries do not have any obligation (including to inform or consult with any such employees or their representatives in respect of the Merger or the other transactions contemplated by this Agreement) with respect to any such organization. Each of the Company and its Subsidiaries is, and since January 1, 2009 has been, in compliance in all material respects with all applicable Laws and Judgments relating to labor relations, employment and employment practices, occupational safety and health standards, terms and conditions of employment, payment of wages, classification of employees, immigration, visa, work status, human rights, pay equity and workers’ compensation, and is not, and since January 1, 2009 has not, engaged in any unfair labor practice. Neither the Company nor any of its Subsidiaries has received notice of any unfair labor practice charge or complaint against the Company or any of its Subsidiaries that is pending or, to the knowledge of the Company, threatened, in each case before the National Labor Relations Board or any comparable Governmental Entity. No question concerning representation has been raised or is, to the knowledge of the Company, threatened respecting the employees of the Company or any of its Subsidiaries. No grievance or arbitration proceeding arising out of a collective bargaining agreement is pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries.

(l) Environmental Matters.    (i) Each of the Company and its Subsidiaries is, and has been, in compliance in all material respects with all Environmental Laws, and neither the Company nor any of its Subsidiaries has received any (A) communication alleging that the Company or such Subsidiary is in violation of, or may have liability under, any Environmental Law or (B) currently outstanding written request by any Governmental Entity for information pursuant to any Environmental Law; (ii) (A) each of the Company and its Subsidiaries possesses and is in compliance in all material respects with all Permits required under Environmental Laws (“Environmental Permits”) for the conduct of its current operations, (B) all such Environmental Permits are valid and in good standing and (C) neither the Company nor any of its Subsidiaries has been advised in writing by any Governmental Entity of any actual or potential change in any material respect in the status or terms and conditions of any such Environmental Permit; (iii) there are no material Environmental Claims pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries; (iv) there has been no Release of or exposure to any Hazardous Material that is reasonably likely to form the basis of any Environmental Claim against the Company or any of its Subsidiaries; (v) neither the Company nor any of its Subsidiaries has retained or assumed, either contractually or by operation of Law, any liabilities or obligations that are reasonably likely to form the basis of any Environmental Claim against the Company or any of its Subsidiaries; (vi) there are no underground or aboveground storage tanks, generators or known or suspected asbestos-containing materials on, at, under or about any property owned, operated or leased by the Company or any of its Subsidiaries, nor, to the knowledge of the Company, were there any underground storage tanks on, at, under or about any such property in the past; (vii) neither the Company nor any of its Subsidiaries stores, generates or disposes of Hazardous Materials (excluding office, cleaning or similar supplies used in the ordinary course of the Company’s or any of its Subsidiaries’ operations) at, on, under, about or from property owned or leased by the Company or any of its Subsidiaries; and (viii) there are no past or present events, conditions, circumstances, activities, practices, incidents, actions or plans that are reasonably likely to form the basis of a material Environmental Claim against the Company or any of its Subsidiaries.

For all purposes of this Agreement, (1) “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, Judgments, demands, directives, claims, Liens, investigations, proceedings or written or oral notices of noncompliance or violation by or from any person alleging liability of any kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resource damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on or resulting from (x) the presence or Release of, or exposure to, any Hazardous Material at any location, or (y) the failure to comply with any Environmental Law; (2) “Environmental Law” means any Law, Judgment, legally binding agreement or Permit issued, promulgated or entered into by or with any Governmental Entity relating to pollution, the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), natural resources, the climate, human health and safety or the protection of endangered or threatened species; (3) “Hazardous Materials” means any petroleum or petroleum products, radioactive materials or wastes, asbestos in any form, polychlorinated biphenyls, hazardous or toxic substances and any other chemical, material, substance or waste that is prohibited, limited or regulated under any Environmental Law; and (4) “Release” means any actual or threatened release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within any building, structure, facility or fixture.

(m) Employee Benefits Matters.    (i) Section 3.01(m)(i) of the Company Letter sets forth a complete and correct list of all “employee welfare benefit plans” (as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), all “employee pension benefit plans” (as defined in Section 3(2) of ERISA) (each, a “Pension Plan”) and all other Benefit Plans and Benefit Agreements that, in each case, are in effect as of the date of this Agreement. The Company has delivered or made available to Parent complete and correct copies of (A) each Benefit Plan and each Benefit Agreement (or, in the case of any unwritten Benefit Plans or Benefit Agreements, written descriptions thereof), including any amendments thereto, (B) the two most recent annual reports, or such similar reports, statements, information returns or material correspondence required to be filed with or delivered to any Governmental Entity, if any, with respect to each Benefit Plan (including reports filed on Form 5500 with accompanying schedules and attachments), (C) the most recent summary plan description (if any), and any summary of material modifications, prepared for each Benefit Plan for which a summary plan description is required under applicable Law, (D) each trust agreement and group annuity or insurance Contract and other documents relating to the funding or payment of compensation or benefits under each Benefit Plan and Benefit Agreement (if any) and (E) the two most recent actuarial valuations for each Benefit Plan (if any). Each Benefit Plan and Benefit Agreement has been administered, funded and, to the extent applicable, the assets of such Benefit Plan or Benefit Agreement have been invested in all material respects in accordance with its terms. The Company and its Subsidiaries and each Benefit Plan and Benefit Agreement are in compliance in all material respects with applicable Law, including ERISA and the Code, and the terms of any collective bargaining agreements or other labor union Contracts.

(ii) Each Pension Plan intended to be tax qualified under the Code has been the subject of a favorable determination, qualification or opinion letter from the U.S. Internal Revenue Service (the “IRS”) with respect to all tax Law changes with respect to which the IRS is currently willing to provide a determination letter to the effect that such Pension Plan is qualified and exempt from United States Federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and no such letter has been revoked (nor, as of the date of this Agreement, has revocation been threatened) and no event has occurred since the date of the most recent such letter or application therefor relating to any such Pension Plan that could reasonably be expected to adversely affect the qualification of such Pension Plan or increase the costs relating thereto or require security under Section 307 of ERISA. Each Benefit Plan required to have been approved by any non-United States Governmental Entity (or permitted to have been approved to obtain any beneficial tax or other status) has been so approved or timely submitted for approval, no such approval has been revoked (nor, as of the date of this Agreement, has revocation been threatened) and no event has occurred since the date of the most recent approval or application therefor relating to any such Pension Plan that could reasonably be expected to affect any such approval relating thereto or increase the costs relating thereto. The Company has delivered or made available to Parent a complete and correct copy of the most recent determination, qualification, opinion or approval letter or similar document received from a Governmental Entity with respect to each Benefit Plan intended to qualify for favorable tax treatment or other status, as well as a complete and correct copy of each pending application for a determination, qualification, opinion or approval letter or similar document, if any, and a complete and correct list of all amendments to any such Benefit Plans as to which a favorable determination, qualification, opinion or approval letter has not yet been received.

(iii) Neither the Company nor any Commonly Controlled Entity has sponsored, maintained, contributed to or been obligated to sponsor, maintain or contribute to, or has any actual or contingent liability under, any Benefit Plan that is a “defined benefit plan” (as defined in Section 3(35) of ERISA)

or a “multiemployer plan” (within the meaning of Section 4001(a)(3) of ERISA), or that is subject to Section 302 or Title IV of ERISA or Section 412 of the Code or that is otherwise a defined benefit pension plan or that provides for the payment of termination indemnities, and neither the Company nor any Commonly Controlled Entity could incur any liability with respect to any such plan (under Title IV of ERISA or otherwise).

(iv) No Benefit Plan or Benefit Agreement that provides welfare benefits, whether or not subject to ERISA (each, a “Welfare Plan”), is funded through a “welfare benefits fund” (as such term is defined in Section 419(e) of the Code), or is unfunded or self-insured. There are no understandings, agreements or undertakings, written or oral, that would prevent any Welfare Plan (including any Welfare Plan covering retirees or other former employees) from being amended or terminated without material liability to the Company or any of its Subsidiaries at or at any time after the Effective Time. No Welfare Plan provides benefits, and there are no understandings, written or oral, with respect to the provision of welfare benefits, after termination of employment, except where the cost thereof is borne entirely by the former employee (or his or her eligible dependents or beneficiaries) or as required by Section 4980B(f) of the Code or any similar state statute or foreign Law. The Company and its Subsidiaries have complied in all material respects with the applicable requirements of Section 4980B(f) of the Code, Sections 601-609 of ERISA and any similar state statute or foreign Law with respect to each Benefit Plan that is a “group health plan” (as defined in Section 5000(b)(1) of the Code or any similar state statute).

(v) Section 3.01(m)(v) of the Company Letter sets forth, as of the date of this Agreement, a complete and correct list of (A) each Benefit Plan and each Benefit Agreement pursuant to which any Company Personnel could become entitled to any additional compensation, severance or other benefits or any acceleration of the time of payment or vesting of any compensation, severance or other benefits as a result of the Merger and the other transactions contemplated by this Agreement (alone or in combination with any other event, including any termination of employment on or following the Closing), or any compensation or benefits the value of which would be calculated on the basis of the Merger and the other transactions contemplated by this Agreement (alone or in combination with any other event, including any termination of employment on or following the Closing), (B) the names of all Company Personnel entitled to any such compensation or benefits actually payable as of the Closing Date or upon termination of employment after the Closing Date, (C) the category or type of each such form of compensation or benefit to which such Company Personnel is entitled, (D) the aggregate value of each such form of compensation or benefit actually payable as of the Closing Date and each such form of compensation or benefit that would be payable upon termination of employment or otherwise after the Closing Date, in each case, to all Company Personnel, and (E) the aggregate value of any such compensation or benefits that would be paid to each individual set forth in Section 3.01(m)(v) of the Company Letter as of the Closing Date and upon termination of employment. Except as expressly set forth in Section 5.04, no Company Personnel will be entitled to any severance, separation, change in control, termination, bonus, retention or other additional compensation or benefits or any acceleration of the time of payment or vesting of any compensation or benefits as a result of the Merger and the other transactions contemplated by this Agreement (alone or in combination with any other event, including any termination of employment on or following the Closing) or any compensation or benefits related to or contingent upon, or the value of which will be calculated on the basis of, the Merger and the other transactions contemplated by this Agreement (alone or in combination with any other event, including any termination of employment on or following the Closing). The execution and delivery of this Agreement, the consummation of the Merger and the other transactions contemplated by this Agreement (alone or in combination with any other event, including any termination of employment on or following the Closing) and compliance by the Company with the provisions of this Agreement do not and will not (1) trigger any funding (through a grantor trust or otherwise) of, or increase the cost of, or give rise to any other obligation under, any Benefit Plan, Benefit Agreement or any other employment arrangement, (2) trigger the forgiveness of indebtedness owed by any Company Personnel to the Company or any of its affiliates or (3) result in any violation or breach of, or a default (with or without notice or lapse of time or both) under, or limit to the Company’s or any of its Subsidiaries’ ability to amend, modify or terminate, any Benefit Plan or Benefit Agreement.

(vi) No deduction of any amount payable pursuant to the terms of the Benefit Plans or Benefit Agreements has been disallowed or is subject to disallowance under Section 162(m) of the Code.

(vii) All reports, returns and similar documents with respect to each Benefit Plan required to be filed with any Governmental Entity or distributed to any Benefit Plan participant have been duly and timely filed or distributed. All participant data necessary to administer each Benefit Plan and Benefit Agreement is in the possession of the Company or its Subsidiaries and is in a form that is sufficient for the proper administration of the Benefit Plans and Benefit Agreements in accordance with their terms and all applicable Laws and such data is complete and correct in all material respects. Neither the Company nor any of its Subsidiaries has received notice of any, and, to the knowledge of the Company, there are no, pending investigations by any Governmental Entity with respect to, or pending termination proceedings or other material claims (except claims for benefits payable in the normal operation of the Benefit Plans and Benefit Agreements), suits or proceedings against or involving or asserting any rights or claims to benefits under, any Benefit Plan or Benefit Agreement.

(viii) All contributions, premiums and benefit payments under or in connection with each Benefit Plan and Benefit Agreement that are required to have been made by the Company or any of its Subsidiaries in accordance with the terms of such Benefit Plan and Benefit Agreement and applicable Laws have been timely made. No Benefit Plan, or any insurance Contract related thereto, requires or permits a retroactive increase in premiums or payments on termination of such Benefit Plan or such insurance Contract. Neither the Company nor any of its Subsidiaries has incurred, or could reasonably be expected to incur, any unfunded liabilities in relation to any Benefit Plan or Benefit Agreement.

(ix) With respect to each Benefit Plan, (A) there has not occurred any prohibited transaction in which the Company, any of its Subsidiaries or any of their respective directors, officers or employees or, to the knowledge of the Company, any trustee, administrator or other fiduciary of such Benefit Plan or trust created thereunder, in each case, who is not a director, officer or employee of the Company or any of its Subsidiaries (a “Non-Affiliate Plan Fiduciary”), has engaged that could subject the Company, any of its Subsidiaries or any of their respective directors, officers or employees or any Non-Affiliate Plan Fiduciary to the tax or penalty on prohibited transactions imposed by Section 4975 of the Code or the sanctions imposed under Title I of ERISA or any other applicable Law and (B) none of the Company, any of its Subsidiaries or any of their respective directors, officers or employees or, to the knowledge of the Company, any Non-Affiliate Plan Fiduciary, or any agent of any of the foregoing, has engaged in any transaction or acted in a manner, or failed to act in a manner, that could subject the Company, any of its Subsidiaries or any of their respective directors, officers or employees or any Non-Affiliate Plan Fiduciary to any liability for breach of fiduciary duty under ERISA or any other applicable Law. No Benefit Plan or related trust has been terminated, nor has there been any “reportable event” (as such term is defined in Section 4043 of ERISA) for which the 30-day reporting requirement has not been waived with respect to any Benefit Plan during the last five years, and no notice of a reportable event will be required to be filed in connection with the Merger or the other transactions contemplated by this Agreement.

(x) Neither the Company nor any of its Subsidiaries has any liability or obligations, including under or on account of a Benefit Plan or Benefit Agreement, arising out of the hiring of persons to provide services to the Company or any of its Subsidiaries and treating such persons as consultants or independent contractors and not as employees of the Company or any of its Subsidiaries.

(xi) Each Benefit Plan and each Benefit Agreement that is a “nonqualified deferred compensation plan” within the meaning of Treas. Reg. Section 1.409A-1(a)(1)(a) (a “Nonqualified Deferred Compensation Plan”) (A) was operated in compliance with Section 409A of the Code between January 1, 2005 and December 31, 2008, based upon a good faith, reasonable interpretation of (1) Section 409A of the Code and (2) the final Treasury Regulations and other guidance issued by the

IRS thereunder, to the extent applicable (clauses (1) and (2), together, the “409A Authorities”) and (B) has been operated in compliance with the 409A Authorities since January 1, 2009. Each Nonqualified Deferred Compensation Plan has been in documentary compliance with the 409A Authorities since January 1, 2009.

(n) Taxes.    (i) For the purposes of this Agreement, (A) “taxes” shall include all (1) Federal, state and local (in each case, whether domestic or foreign) taxes, assessments, duties or similar charges of any kind whatsoever, including all corporate franchise, income, sales, use, ad valorem, receipts, value-added, profits, license, withholding, employment, excise, property, net worth, capital gains, transfer, stamp, documentary, social security, payroll, environmental, alternative minimum, occupation, recapture and other taxes, and including any interest, penalties or additions imposed with respect thereto, and, (2) liability for the payment of any amounts of the types described in clause (1) as a result of being a member of an affiliated, consolidated, combined, unitary or aggregate group; (B) “taxing authority” means any Governmental Entity exercising regulatory authority in respect of the assessment or collection of any taxes; and (C) “tax return” means any Federal, state and local (in each case, whether domestic or foreign) return, declaration, report, estimate, form, information return, statement (including any statement pursuant to Treasury Regulation Section 1.6011-4(a)) or other document in each case filed or required to be filed with a taxing authority relating to taxes (including any related or supporting information with respect thereto, any certificate, schedule or attachment thereto and including any amendment thereof).

(ii) Each of the Company and its Subsidiaries has timely filed (taking into account all extensions) all tax returns required to be filed in the manner prescribed by applicable Law. All such tax returns are complete and correct in all material respects. Each of the Company and its Subsidiaries has timely paid all material taxes due from it or them with respect to the taxable periods covered by such tax returns and all other material taxes due for which the Company or any of its Subsidiaries is liable (including as a transferee or successor), and the most recent financial statements contained in the SEC Documents reflect an adequate reserve in accordance with GAAP for potential amounts of all taxes payable by the Company and its Subsidiaries for all taxable periods and portions thereof through the date of such financial statements. Neither the Company nor any of its Subsidiaries has requested any extension of time within which to file any tax return which tax return has not yet been filed.

(iii) No tax return of the Company or any of its Subsidiaries is or has been under, or, has been threatened in writing with, audit or examination by any taxing authority which audit or examination has not been closed, and no written or, to the Company’s knowledge, unwritten notice of such an audit or examination has been received by the Company or any of its Subsidiaries which audit or examination has not been closed. Each deficiency resulting from any audit or examination relating to taxes by any taxing authority has been timely paid and there is no deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any taxes due and owing by the Company or any of its Subsidiaries (including as a transferee or successor). No issues relating to taxes were raised by the relevant taxing authority during any presently pending audit or examination, and no issues relating to taxes were raised by the relevant taxing authority in any completed audit or examination that could reasonably be expected to recur in a later taxable period. The tax returns of the Company and its Subsidiaries for taxes based on income, profits or gross receipts have been examined by the relevant taxing authority for all years through December 31, 2009. The relevant statute of limitations is closed with respect to all tax returns of the Company and its Subsidiaries for taxes based on income, profits or gross receipts for all years through December 31, 2007.

(iv) There is no currently effective agreement or other document extending the period of assessment or collection of any taxes, and no power of attorney (other than a power of attorney authorizing an employee of the Company or its Subsidiaries to act on their behalf) with respect to any taxes has been filed with any taxing authority by or on behalf of the Company or any of its Subsidiaries that is still in effect.

(v) No Liens for taxes exist with respect to any assets or properties of the Company or any of its Subsidiaries, except for statutory Liens for taxes not yet due and payable or being contested in good faith through appropriate proceedings and for which the most recent financial statements contained in the SEC Documents reflected that adequate reserves in accordance with GAAP have been established.

(vi) Neither of the Company nor any of its Subsidiaries is a party to, bound by or currently has any liability under any tax sharing agreement, tax indemnity obligation or similar agreement, arrangement or practice with respect to taxes (including any advance pricing agreement, closing agreement pursuant to Section 7121 of the Code or similar closing agreement, other material agreement relating to taxes with any taxing authority, or as a transferee or successor).

(vii) Neither of the Company nor any of its Subsidiaries will be required to include in a taxable period ending after the Effective Time (A) taxable income attributable to income that accrued (for purposes of the financial statements of the Company included in the SEC Documents) in a taxable period prior to the Effective Time but was not recognized for tax purposes in such prior taxable period as a result of the installment method of accounting, the completed contract method of accounting, the long-term contract method of accounting, the cash method of accounting or Section 481 of the Code, or any comparable provision of any tax Law as a result of prepaid amounts or deferred revenue received on or prior to the Effective Time or (B) income deferred under Section 108(i) of the Code in a taxable period beginning prior to the Effective Time.

(viii) Each of the Company and its Subsidiaries has complied in all respects with all applicable Laws relating to the collection, payment and withholding of taxes (including withholding of taxes pursuant to Sections 1441, 1442, 3102 and 3402 of the Code or comparable provisions of any other tax Law) and has, within the time and the manner prescribed by Law, collected, withheld from and paid over to the proper taxing authorities all amounts required to be so collected, withheld and paid under applicable Laws.

(ix) Neither the Company nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code or made an election under Section 897(i) of the Code to be treated as a domestic corporation for purposes of Sections 897, 1445 and 6039C of the Code.

(x) No property owned by the Company or any of its Subsidiaries (A) is property that is required to be treated as being owned by any other person pursuant to the provisions of former Section 168(f)(8) of the Internal Revenue Code of 1954, (B) constitutes “tax exempt use property” within the meaning of Section 168(h)(1) of the Code or (C) is tax exempt bond financed property within the meaning of Section 168(g) of the Code. Neither the Company nor any of its Subsidiaries is a party to any lease made pursuant to Section 168(f)(8) of the Code, as in effect prior to the date of enactment of the Tax Equity and Fiscal Responsibility Act of 1982, and none of the assets of the Company or any of its Subsidiaries is subject to a lease under Section 7701(h) of the Code or under any predecessor section.

(xi) Neither the Company nor any of its Subsidiaries owns any interest in any person that is treated as a “passive foreign investment company” within the meaning of Section 1297(a) of the Code with respect to the Company or such Subsidiary.

(xii) Neither the Company nor any of its Subsidiaries (A) is classified as a partnership or disregarded entity for U.S. Federal income tax purposes, (B) has ever made an election under Treasury Regulation Section 301.7701-3(c) to be classified as a partnership or disregarded entity for U.S. Federal income tax purposes, (C) has ever made a similar election under any comparable provision of tax Law or (D) is or has ever been classified as an S corporation for U.S. Federal income tax purposes (or for comparable purposes under any tax Law).

(xiii) Section 3.01(n)(xiii) of the Company Letter sets forth the following information with respect to the Company and its Subsidiaries as of the most recent practicable date: (A) the amount of any net operating losses, unused investment or other credits, unused foreign tax credits or excess charitable contributions of the Company or any of its Subsidiaries for Federal income tax, alternative minimum tax or any other tax purposes (including dates of expiration of such items, any limitations on such items and all Schedules M-1 and M-3 prepared or filed by the Company or any of its Subsidiaries), (B) the amount of any deferred gain or loss allocable to the Company or any of its Subsidiaries arising out of any deferred intercompany transactions, (C) a list, by type of tax, of each state, county or local, municipal, domestic or foreign jurisdiction in which the Company or any of its Subsidiaries (1) files or has filed a tax return relating to state or local income, franchise, license, excise, net worth, property or sales and use taxes or (2) is registered for tax purposes and (D) a list of all tax audits or examinations that are ongoing or threatened by any taxing authority and an estimate of the amount of taxes at issue in each such audit or examination.

(xiv) Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in (A) any distribution of stock qualifying or intended to qualify for tax-free treatment under Section 355 of the Code within the two year period ending on the date of this Agreement or (B) a distribution that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the Merger or any of the other transactions contemplated by this Agreement.

(xv) No amount, economic benefit or other entitlement that could be received (whether in cash or property or the vesting of property) as a result of the Merger and the other transactions contemplated by this Agreement (alone or in combination with any other event, including any termination of employment on or following the Closing) by any person who is a “disqualified individual” (as such term is defined in Treasury Regulation Section 1.280G-1) with respect to the Company would be characterized as an “excess parachute payment” (as such term is defined in Section 280G(b)(1) of the Code). Section 3.01(n)(xv) of the Company Letter sets forth (A) the Company’s reasonable, good faith estimate of the maximum amount (if any) that could be paid to each such “disqualified individual” as a result of the Merger and the other transactions contemplated by this Agreement (alone or in combination with any other event, including any termination of employment on or following the Closing) and (B) to the extent that any such amount is paid to a “disqualified individual”, the “base amount” (as such term is defined in Section 280G(b)(3) of the Code) for each such “disqualified individual”, in each case calculated as of the date of this Agreement. No person is entitled to any gross-up, make-whole or other additional payment from the Company or any of its Subsidiaries in respect of any tax (including Federal, state, local and foreign income, excise and other taxes (including taxes imposed under Section 4999 or 409A of the Code)) or interest or penalty related thereto.

(xvi) Each of the Company and its Subsidiaries has disclosed on its U.S. Federal income tax returns and reports all positions taken therein that could give rise to a substantial understatement of U.S. Federal income tax within the meaning of Section 6662 of the Code.

(xvii) Neither the Company nor any of its Subsidiaries has ever participated in any “reportable transaction”, as defined in Treasury Regulation Section 1.6011-4(b).

(xviii) All related party transactions involving the Company or any of its Subsidiaries are at arm’s length in material compliance with Section 482 of the Code and the Treasury Regulations promulgated thereunder and any comparable provision of any tax Law. Each of the Company and its Subsidiaries has maintained the necessary documentation (including any applicable transfer pricing studies) in connection with such related party transactions in accordance with Sections 482 and 6662 of the Code and the Treasury Regulations promulgated thereunder and any comparable provision of any tax Law. Section 3.01(n)(xviii) of the Company Letter sets forth a list of the Company’s transfer pricing studies relevant to any taxes or tax return for any period for which the relevant statute of limitations is open.

(xix) The Company and each of its Subsidiaries has conducted all aspects of their business in accordance with the terms and conditions of all tax rulings and tax concessions that were provided by any relevant taxing authority.

(o) Properties.    (i) Each of the Company and its Subsidiaries has good and marketable title to, or in the case of leased property and leased tangible assets has valid and enforceable leasehold interests in, all of its properties and tangible assets, free and clear of all Liens, except for Permitted Liens.

(ii) The material `properties and tangible assets owned or leased by the Company and its Subsidiaries, or which they otherwise have the right to use, are sufficient (subject to normal wear and tear) to operate their businesses in substantially the same manner as they are currently conducted. The tangible assets and properties (including the electrical, power, cooling and mechanical infrastructure) of the Company and each of its Subsidiaries are each in good working order, and have been maintained in accordance with prudent industry practice.

(iii) Section 3.01(o)(iii) of the Company Letter sets forth a complete and correct list of all real property and interests in real property leased by the Company or any of its Subsidiaries (each such property, a “Leased Real Property”). Neither the Company nor any of its Subsidiaries currently owns in fee any real property or interests in real property.

(iv) With respect to each Leased Real Property, (A) the Merger and the other transactions contemplated by this Agreement do not require the consent of any party to any lease, (B) neither the Company nor any of its Subsidiaries has subleased, licensed or otherwise granted anyone the right to use or occupy such Leased Real Property or any portion thereof and (C) neither the Company nor any of its Subsidiaries has collaterally assigned or granted any other security interest in any such leasehold estate or any interest therein.

(v) Each of the Company and its Subsidiaries is in compliance in all material respects with the terms of all leases of Leased Real Property to which it is a party and under which it is in occupancy, and each such lease is a legal, valid and binding agreement of the Company or its Subsidiary, as the case may be, and, to the knowledge of the Company, of each other party thereto, enforceable against the Company or such Subsidiary, as the case may be, and, to the knowledge of the Company, against the other party or parties thereto, in each case, in accordance with its terms, except as enforceability thereof may be limited by the Bankruptcy Exceptions. Each of the Company and its Subsidiaries enjoys peaceful and undisturbed possession in all material respects under all the leases to Leased Real Property to which it is a party and under which it is in occupancy.

(vi) There is no loss of occupancy certificate nor loss of other permits pending or, to the knowledge of the Company, threatened by or against any person affecting or which could affect the ability of the Company or any of its Subsidiaries to use, occupy or operate any Leased Real Property or any portion thereof or interest therein.

(p) Intellectual Property.    (i) Section 3.01(p)(i) of the Company Letter sets forth a complete and correct list of all issued patents, patent applications, trademarks and applications therefor, tradenames, service marks, registered copyrights and applications therefor, unregistered copyrightable works of authorship and domain names and applications therefor, if any, owned by or licensed to the Company or any of its Subsidiaries as of the date of this Agreement. The Company has made available to Parent complete and correct copies of, and Section 3.01(p)(i) of the Company Letter sets forth a complete and correct list of, all license agreements relating to Intellectual Property to or by which the Company or any of its Subsidiaries is a party or bound as of the date of this Agreement, other than (except with respect to licenses or rights referred to in clause (ii)(L) below) nonexclusive licenses granted in the ordinary course of the business of the Company and its Subsidiaries consistent with past practice.

(ii) (A)The Company and each of its Subsidiaries owns, or is licensed or otherwise has the right to use (in each case, without payments to third parties and free and clear of any Liens) all Intellectual Property necessary for or material to the conduct of its business as currently conducted and such rights are not subject to termination by any third party.

(B) All issued patents, patent applications, trademarks and applications therefor, tradenames, service marks, registered copyrights and applications therefor and domain names and applications therefor owned by the Company or any of its Subsidiaries have been duly registered and/or filed, as applicable, with or issued by each applicable Governmental Entity in each applicable jurisdiction, all necessary affidavits of continuing use have been filed, and all necessary maintenance fees that are due have been paid to continue all such rights in effect.

(C) To the knowledge of the Company, none of the Company or any of its Subsidiaries or any of its or their products or services has infringed upon or otherwise violated, or is infringing upon or otherwise violating, the Intellectual Property rights of any person.

(D) There is no suit, claim, action, investigation or proceeding pending or, to the knowledge of the Company, threatened with respect to, and neither the Company nor any of its Subsidiaries has been notified in writing of, any possible infringement or other violation in any material respect by the Company or any of its Subsidiaries or any of its or their products or services of the Intellectual Property rights of any person. Since January 1, 2008, the Company has not been notified in writing of any possible infringement or other violation in any material respect by the Company or any of its Subsidiaries or any of its or their products or services of the Intellectual Property rights of any person. To the knowledge of the Company, there is no investigation pending or threatened with respect to any possible infringement or other violation in any material respect by the Company or any of its Subsidiaries or any of its or their products or services of the Intellectual Property rights of any person.

(E) To the knowledge of the Company, no person or any product or service of any person is infringing upon or otherwise violating in any material respect any Intellectual Property rights of the Company or any of its Subsidiaries.

(F) The Company and its Subsidiaries have taken reasonable measures to maintain the confidentiality of their Intellectual Property. Each of the former or current members of management or key personnel of the Company or any of its Subsidiaries, including all former and current employees, agents, consultants and independent contractors who have contributed to or participated in the conception and development of Intellectual Property owned, intended to be owned or used by the Company or any of its Subsidiaries, have assigned or otherwise transferred to the Company or any of its Subsidiaries all ownership and other rights of any nature whatsoever (to the extent permitted by Law) of such person in any material Intellectual Property owned, intended to be owned or used by the Company or any of its Subsidiaries, and none of the former or current members of management or key personnel of the Company or any of its Subsidiaries, including all former and current employees, agents, consultants and independent contractors who have contributed to or participated in the conception and development of Intellectual Property owned, intended to be owned or used by the Company or any of its Subsidiaries, have a valid claim against the Company or any of its Subsidiaries in connection with the involvement of such persons in the conception and development of any material Intellectual Property owned, intended to be owned or used by the Company or any of its Subsidiaries, and no such claim has been asserted or, to the knowledge of the Company, threatened. To the knowledge of the Company, none of the current employees of the Company or any of its Subsidiaries has any patents issued or applications pending for any device, process, design or invention of any kind now used or needed by the Company or any of its Subsidiaries in furtherance of their business as currently conducted, which patents or applications have not been assigned to the Company or any of its Subsidiaries.

(G) The execution and delivery of this Agreement, the consummation of the Merger and the other transactions contemplated by this Agreement and the compliance with the provisions of this Agreement do not and will not conflict with, or result in any violation of or default (with or without notice or lapse of time or both) under, or give rise to any right, license or encumbrance relating to, any material Intellectual Property owned or used by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries now has or has had any agreement with any third party, or any right of termination, cancelation or acceleration of any material Intellectual Property right or obligation set forth in any agreement to or by which the Company or any of its Subsidiaries is a party or bound, or the loss or encumbrance of any material Intellectual Property or material benefit related thereto, or result in the creation of any Lien in or upon any material Intellectual Property or right.

(H) To the extent Third Party Software is distributed or utilized in services provided to customers of the Company or any of its Subsidiaries together with the Intellectual Property of the Company or any of its Subsidiaries, (1) the rights of any third party licensing or otherwise providing such Third Party Software to the Company or its Subsidiaries have been identified in Section 3.01(p)(ii)(H)(1) of the Company Letter, (2) all necessary licenses have been obtained, (3) no royalties or payments are due (or such royalties and payments are identified in Section 3.01(p)(ii)(H)(3) of the Company Letter) and (4) there are no obligations to provide access to any third party to, or permit any third party to copy, modify or distribute, any Intellectual Property owned or distributed by the Company or any of its Subsidiaries.

(I) None of the source code or other material trade secrets of the Company or any of its Subsidiaries has been published or disclosed by the Company or any of its Subsidiaries, except pursuant to a non-disclosure agreement that is, in all material respects, in the standard form used by the Company that has been made available to Parent prior to the date of this Agreement, or, to the knowledge of the Company, by any other person to any person except pursuant to licenses or Contracts requiring such other person to keep such trade secrets confidential.

(J) No person has any marketing or distribution rights to any material Intellectual Property of the Company or any of its Subsidiaries.

(K) Neither the Company nor any of its Subsidiaries has assigned, sold or otherwise transferred ownership of any material issued patent, patent application, registered trademark or application therefor, service mark, registered copyright or application therefor or any other material Intellectual Property since January 1, 2008.

(L) No licenses or rights have been granted to a third party to distribute the source code for, or to use any source code to create Derivative Works of, any product currently marketed by, commercially available from or under development by the Company or any of its Subsidiaries for which the Company or one of its Subsidiaries possesses the source code.

(M) The Company and each of its Subsidiaries has (1) created and safely stored back-up copies of all their material computer programs and Software (including object code, source code and associated data and documentation) and (2) taken reasonable steps to protect their material Intellectual Property and their rights thereunder, and to the knowledge of the Company, no such rights to any material Intellectual Property have been lost or are in jeopardy of being lost through failure to act by the Company or any of its Subsidiaries.

(N) Section 3.01(p)(ii)(N) of the Company Letter identifies any and all open source, public source or freeware Software or any modification or derivative thereof, including any version of any Software licensed pursuant to any GNU General Public License (“GPL”), GNU Lesser General Public License (“LGPL”) or limited general public license, that is used in, incorporated into, integrated or bundled with any Intellectual Property, product or service of the Company or any of its Subsidiaries.

(O) The Company and its Subsidiaries are in compliance with all Contracts pursuant to which any source code of the Company or any of its Subsidiaries has been placed into escrow (other than any non-compliance which would not (with or without notice or lapse of time or both) affect whether such source code would be released from such escrow and which non-compliance is otherwise not material), neither the Company nor any of its Subsidiaries is in material breach or default under any such Contract and no source code has been released from escrow pursuant to any such Contract.

(iii) For purposes of this Agreement, “Derivative Work” shall have the meaning set forth in 17 U.S.C. Section 101.

(iv) For purposes of this Agreement, (A) “Intellectual Property” means Software, trademarks, service marks, brand names, certification marks, trade dress, assumed names, domain names, trade names and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patentable or not in any jurisdiction; patents, applications for patents (including divisions, provisionals, continuations, continuations in-part and renewal applications), and any renewals, extensions or reissues thereof, in any jurisdiction; non-public information, trade secrets, know-how, formulae, processes, procedures, research records, records of invention, test information, market surveys, Software and confidential information, whether patentable or not in any jurisdiction and rights in any jurisdiction to limit the use or disclosure thereof by any person; writings and other works, whether copyrightable or not in any jurisdiction, and any renewals or extensions thereof; any similar intellectual property or proprietary rights; and any claims or causes of action (pending, threatened or which could be filed) arising out of any infringement or misappropriation of any of the foregoing; (B) “Software” means all types of computer software programs, including operating systems, application programs, software tools, Firmware and software imbedded in equipment, including both object code and source code; the term “Software” shall also include all written or electronic data, documentation and materials that explain the structure or use of Software or that were used in the development of Software, including software specifications, or are used in the operation of the Software, including logic diagrams, flow charts, procedural diagrams, error reports, manuals and training materials, look-up tables and databases; the term “Firmware” shall include all types of firmware, firmware specifications, masks, circuit layouts, hardware and hardware descriptions; and (C) “Third Party Software” means Software with respect to which a third party holds any copyright or other ownership right (and, therefore, such Software is not owned exclusively by the Company or any of its Subsidiaries).

(q) Products.    Except as could not reasonably be expected to be material, individually or in the aggregate, to the Company and its Subsidiaries, each of the products produced or sold by the Company and its Subsidiaries (i) is, and at all times up to and including the sale thereof has been, in compliance in all material respects with all applicable Laws, (ii) is, and at all relevant times has been, fit for the ordinary purposes for which it is intended to be used and (iii) when used in accordance with its associated documentation, is capable of correctly processing, providing and/or receiving data for non-English speaking countries (including those that use double-byte characters) and data specific to a particular country’s language. To the knowledge of the Company, there is no material design defect with respect to any of such products.

(r) Receivables.    As of the date of this Agreement, all the Receivables (i) represent actual indebtedness or other obligations incurred by the applicable account debtors and (ii) have arisen from bona fide transactions in the ordinary course of business. For purposes of this Agreement, “Receivables” means all receivables constituting the right of the Company or any of its Subsidiaries to receive payments in respect of goods or services.

(s) Insurance.    The Company or its Subsidiaries maintain policies of fire and casualty, liability and other forms of insurance in such amounts, with such deductibles and against such risks and losses as are customary for businesses in the Company’s and its Subsidiaries’ business. Section 3.01(s) of the Company Letter sets forth, as of the date of this Agreement, a complete and correct list of the insurance policies maintained by the Company and its Subsidiaries and the annualized premium payable with respect to each such policy. All such policies are in full force and effect, all premiums due and payable thereon have been paid, and no notice of cancelation or termination has been received with respect to any such policy which has not been replaced on substantially similar terms prior to the date of such cancelation. There is no material claim pending under any such policies as to which coverage has been questioned, denied or disputed.

(t) Unlawful Payments.    (i) Neither the Company nor any of its affiliates, nor any director, officer, employee, agent or representative of the Company or any of its affiliates, nor any other person acting for or on behalf of the Company or any of its affiliates:

(A) has directly or indirectly (1) made, offered or promised to make, or authorized the making of, any unlawful payment to any person, (2) given, offered or promised to give, or authorized the giving of, any unlawful gift, political or charitable contribution or other thing of value or advantage to any person, (3) requested or received any unlawful payment, gift, political or charitable contribution or other thing of value or advantage or (4) violated any provision of the FCPA, the UK Bribery Act or any other Law that prohibits corruption or bribery;

(B) has been investigated by any Governmental Entity, or been the subject of any allegation, with respect to conduct within the scope of subsection (A) above; or

(C) will directly or indirectly use all or any portion of the amounts paid by Parent hereunder (1) for or in connection with or in furtherance of the making, offering or promising to make, or the authorization of the making of any unlawful payment to any person, (2) for or in connection with or in furtherance of the giving, offering or promising to give, or the authorization of the giving of any unlawful gift, political or charitable contribution or other thing of value or advantage to any person or (3) in a manner that may violate any provision of the FCPA, the UK Bribery Act or any other Law that prohibits corruption or bribery.

(ii) There have been no false or fictitious entries made in the books or records of the Company or any of its affiliates relating to any secret or unrecorded fund or any unlawful payment, gift, political or charitable contribution or other thing of value or advantage and neither the Company nor any of its affiliates has established or maintained a secret or unrecorded fund.

(iii) No person who is an owner of any capital stock of the Company or any of its affiliates is a “foreign official” within the meaning of the FCPA or a “foreign public official” as defined by the UK Bribery Act.

(iv) The Company and its affiliates have in place policies, procedures and controls that mitigate the risk of any conduct within the scope of subsection (i)(A) above occurring.

(v) Without limiting the generality of the foregoing, each of the Company and its Subsidiaries, and each of their respective employees, consultants, agents and representatives, is in compliance with all applicable Laws relating to its lobbying activities and campaign contributions, if any, and all filings required to be made under any Law relating to such lobbying activities and campaign contributions are accurate and have been properly filed with the appropriate Governmental Entity. Section 3.01(t)(v)(A) of the Company Letter sets forth each filing with a Governmental Entity relating to such lobbying activities and campaign contributions, including the name of any registered lobbyist or influencer and the Governmental Entity to which such filing was provided. Section 3.01(t)(v)(B) of the Company Letter sets forth each campaign contribution made by the Company or its Subsidiaries, including the amount thereof, the name of the beneficiary thereof and the Governmental Entity that regulates campaign contributions to such beneficiary.

(vi) For the avoidance of doubt, any reference to “other thing of value” in this Section 3.01(t) includes meals, entertainment, travel and lodging. For purposes of this Agreement, “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and any rules, regulations and guidance promulgated thereunder, and “UK Bribery Act” means Bribery Act 2010 (c.23), as amended, and any rules, regulations and guidance promulgated thereunder.

(u) Government Contracts.    (i) None of the employees, consultants, agents or distributors of the Company or any of its Subsidiaries is or during the last six years has been (except as to routine security investigations) under administrative, civil or criminal investigation, indictment or information by any Governmental Entity. There is no pending, and during the last six years there has been no, audit or investigation by a Governmental Entity with respect to any alleged improper activity, misstatement or omission arising under or relating to any Contract between or among the Company or any of its Subsidiaries, or any of their respective distributors and any Governmental Entity (a “Government Contract”). During the last six years, neither the Company nor any of its Subsidiaries has conducted or initiated any internal investigation, has had reason to conduct, initiate or report any internal investigation, or has made a voluntary disclosure with respect to any alleged improper activity, misstatement or omission arising under or relating to a Government Contract. None of the Company, its Subsidiaries or any of their respective employees, consultants, agents or distributors has made any intentional misstatement or omission in connection with any voluntary disclosure that has led or is expected to lead, either before or after the Closing Date, to any of the consequences set forth in the immediately preceding two sentences or any other material damage, penalty assessment, recoupment of payment or disallowance of cost.

(ii) There are (A) no outstanding claims against the Company or any of its Subsidiaries by a Governmental Entity or by any prime contractor, subcontractor, vendor or other third party arising under or relating to any Government Contract and (B) no disputes between the Company or any of its Subsidiaries and a Governmental Entity under the Contract Disputes Act of 1978, as amended (the “Contract Disputes Act”), or similar applicable Law or between the Company or any of its Subsidiaries and any prime contractor, subcontractor or vendor arising under or relating to any Government Contract. No event, condition or omission has occurred that would constitute grounds for a claim or a dispute under clauses (A) or (B) above. Neither the Company nor any of its Subsidiaries has an interest in any pending or potential claim under the Contract Disputes Act or similar applicable Law against a Governmental Entity or any prime contractor, subcontractor or vendor arising under or relating to any Government Contract.

(iii) None of the Company, its Subsidiaries or any of their respective employees, consultants, agents or distributors is (or during the last six years has been) suspended or debarred from doing business with a Governmental Entity or is (or during such period was) the subject of a finding of non-responsibility or ineligibility for contracting with a Governmental Entity.

(iv) All material test and inspection results that the Company or its Subsidiaries have provided to a Governmental Entity or any other entity pursuant to a Government Contract or as a part of the delivery to a Governmental Entity pursuant to a Government Contract of any article designed, engineered or manufactured by the Company or its Subsidiaries were complete and correct in all material respects. Either the Company or one of its Subsidiaries has provided all test and inspection results to the relevant Governmental Entity pursuant to each Government Contract as required by applicable Law and the terms of the applicable Government Contract.

(v) With respect to each Government Contract (A) the Company and each of its Subsidiaries, as applicable, have complied in all material respects with the terms and conditions of such Government Contract; (B) the Company and each of its Subsidiaries, as applicable, have complied with all requirements of all applicable Law or agreements pertaining to such Government Contract; (C) all representations and certifications set forth in or pertaining to such Government Contract were current, complete and correct as of their effective date, and the Company or one of its Subsidiaries has complied in all material respects with all such representations and certifications; (D) no Governmental Entity, nor any prime contractor, subcontractor, vendor or other entity, has notified the Company or any of its Subsidiaries in writing that the Company or any of its Subsidiaries has breached or violated any applicable Law pertaining to such Government Contract; (E) no termination for convenience, termination for default, cure notice or show cause notice is currently in effect pertaining to such Government Contract and, to the Company’s knowledge, no event, condition or omission has occurred or exists that would constitute grounds to any such action; (F) no cost incurred by the Company or its Subsidiaries pertaining to such Government Contract is the subject of any investigation or has been disallowed by the relevant Governmental Entity; (G) no money due to the Company or its Subsidiaries pursuant to such Government Contract has been withheld or set off; and (H) such Government Contract is valid and subsisting.

(v) State Takeover Statutes.    The approval of the Merger by the Board of Directors of the Company referred to in Section 3.01(d) constitutes the only action necessary to render inapplicable to this Agreement, the Shareholder Agreements, the Merger, the other transactions contemplated by this Agreement, including transactions under the Shareholder Agreements, and compliance with the terms of this Agreement and the Shareholder Agreements, (i) the restrictions on transactions with “interested shareholders” (as defined in Section 2538 of the PBCL) set forth in Section 2538 of the PBCL, and (ii) the restrictions on “business combinations” (as defined in Section 2554 of the PBCL) set forth in Subchapter F of Chapter 25 of the PBCL, in each case to the extent, if any, such restrictions would otherwise be applicable to this Agreement, the Shareholder Agreements, the Merger, the other transactions contemplated by this Agreement, including transactions under the Shareholders Agreement, or compliance with the terms of this Agreement. No other state takeover or similar statute or regulation, including the Pennsylvania Takeover Disclosure Law or Subchapters E, G, H, I or J of Chapter 25 of the PBCL, is applicable to this Agreement, the Shareholder Agreements, the Merger, the other transactions contemplated by this Agreement, including transactions under the Shareholder Agreements, or compliance with the terms of this Agreement.

(w) Voting Requirements.    The affirmative vote at the Shareholders Meeting or any adjournment or postponement thereof of a majority of the votes cast by all holders of the shares of Company Common Stock entitled to vote in favor of adopting this Agreement (the “Shareholder Approval”) is the only vote of the holders of any class or series of the Company’s capital stock necessary to approve or adopt this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement.

(x) Brokers; Schedule of Fees and Expenses.    No broker, investment banker, financial advisor or other person, other than Lazard Frères & Co. LLC, the fees and expenses of which will be paid by the Company or one or more of its Subsidiaries, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger and the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Subsidiaries. The Company has delivered to Parent complete and correct copies of all agreements under which such fee or commission is payable and all indemnification and other agreements related to the engagement of the persons to whom such fee is payable. The fees and expenses of any accountant, broker, financial advisor, consultant, legal counsel or other person retained by the Company or any of its Subsidiaries in connection with this Agreement or the Merger and the other transactions contemplated by this Agreement incurred or to be incurred by the Company or any of its Subsidiaries in connection with this Agreement or the Merger and the other transactions contemplated by this Agreement will not exceed the fees and expenses set forth in Section 3.01(x) of the Company Letter.

(y) Opinion of Financial Advisor.    The Board of Directors of the Company has received the opinion of Lazard Frères & Co. LLC to the effect that, as of the date of such opinion, and based upon and subject to the limitations, qualifications and assumptions set forth therein, the Merger Consideration to be received by the shareholders of the Company pursuant to this Agreement is fair, from a financial point of view, to such shareholders. The Company, solely for informational purposes, has provided to Parent a copy of any such opinion, or if such opinion has not been delivered to the Board in written form as of the execution of this Agreement, then the Company shall deliver to Parent a copy of any such opinion received by the Board in written form promptly following receipt thereof.

(z) Relationship with Parent Auditor.    Section 3.01(z) of the Company Letter sets forth a complete and correct list of all relationships, audit or otherwise (including a description of services that the Company or any of its Subsidiaries has received, or is receiving, in connection with each such relationship), between the Company or any of its Subsidiaries, on the one hand, and PricewaterhouseCoopers LLP or any of its affiliates, on the other hand.

(aa) No Appraisal or Dissenters’ Rights.    No holder of any class or series of the Company’s capital stock will be entitled to exercise appraisal or dissenters’ rights under the PBCL, other applicable Laws, the Company Articles, or the Company Bylaws in connection with the Merger or the other transactions contemplated by this Agreement.

(bb) Joint Venture Agreements.    (i) The Company or its Affiliates own all of the outstanding shares of capital stock of, and other equity or voting securities in, Kenexa SA (Proprietary) Limited. The Company has provided to Parent true and correct copies of certain books and records of Kenexa SA (Proprietary) Limited evidencing such ownership.

(ii) The Company has made available to Parent true and complete fully executed copies of each of (A) the Equity Interest Transfer Agreement, dated as of August 25, 2012 (the “China Transfer Agreement”), between Shanghai Runjie Management Consulting Co. (“SRMC”) and Kenexa Technology, Inc. (“KTI”), (B) the Release Agreement, dated as of August 25, 2012 (the “China Release Agreement”), between Shanghai Kenexa Human Resources Consulting Co., Ltd. (the “China JV”), KTI and SRMC, (C) the Loan Release, dated as of August 25, 2012, between KTI and the China JV and the Loan Release, dated as of August 25, 2012, between Kenexa Corporate Management Shanghai and the China JV (together, the “Loan Releases”), (D) the Side Agreement, dated as of August 25, 2012, between KTI and SRMC (the “China Side Agreement”), and (E) the Letter Agreement , dated as of August 24, 2012 (the “Australia Letter Agreement”), by and among, Kenexa Pty Limited, Brooklyn Group Pty Limited, Kenexa Brooklyn Pty Limited and KTI, in each case, including all exhibits, schedules, annexes and amendments to such agreements. The China Transfer Agreement, China Release Agreement, Loan Releases, China Side Agreement and Australia Letter Agreement have not been amended, restated or otherwise modified or waived prior to the date of this Agreement. The China Transfer Agreement includes all of the terms and conditions of (1) the transfer by KTI to SRMC of KTI’s portion of the registered capital of, and related equity interests in, the China JV, and (2) the termination of the Joint Venture Contract, dated as of August 14, 2008, by and among SRMC and KTI, as amended (the “China JV Agreement”), and there are no other agreements, other than the China Side Agreement, with respect to the transactions contemplated by the China Transfer Agreement. The China Release Agreement includes all of the terms and conditions of the release of each of the parties thereto from certain obligations arising from or in connection with the China JV Agreement, and there are no other agreements, other than the China Side Agreement, with respect to such transactions. The Loan Releases include all of the terms and conditions of the release of the China JV from (1) its obligation to repay the $1,160,000 loan extended by KTI to the China JV through July 2012 and (2) its obligation to repay the $656,486 loan extended by Kenexa Corporate Management Shanghai to the China JV in June 2012, and there are no other agreements, other than the China Side Agreement, with respect to the transactions contemplated by the Loan Releases. The Australia Letter Agreement includes all of the terms and conditions of the termination of the Joint Venture Agreement, by and among Brooklyn Group Pty Limited and Kenexa Pty Limited, as amended (the “Australia JV Agreement”) and, other than documents that may be entered into from time to time pursuant to the Australia Letter Agreement, there are no other agreements with respect to the transactions contemplated by the Australia Letter Agreement.

SECTION 3.02.    Representations and Warranties of Parent and Sub.    Parent and Sub represent and warrant to the Company as follows:

(a) Organization.    ach of Parent and Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization and has all requisite corporate power and authority to carry on its business as currently conducted.

(b) Authority; Noncontravention.    Each of Parent and Sub has the requisite corporate power and authority to execute and deliver this Agreement, to consummate the Merger and the other transactions contemplated by this Agreement and to comply with the provisions of this Agreement (subject, in the case of the Merger, to the adoption of this Agreement by Parent, as the sole shareholder of Sub). The execution and delivery of this Agreement by Parent and Sub, the consummation by Parent and Sub of the Merger and the other transactions contemplated by this Agreement and the compliance by Parent and Sub with the provisions of this Agreement have been duly authorized by all necessary corporate action on the part of Parent and Sub, and no other corporate proceedings on the part of Parent or Sub are necessary to authorize this Agreement, to comply with the terms of this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement (subject, in the case of the Merger, to the adoption of this

Agreement by Parent, as the sole shareholder of Sub). This Agreement has been duly executed and delivered by Parent and Sub, as applicable, and, assuming the due execution and delivery of this Agreement by the Company, constitutes a valid and binding obligation of Parent and Sub, as applicable, enforceable against Parent and Sub, as applicable, in accordance with its terms, subject to the Bankruptcy Exceptions. The execution and delivery of this Agreement, the consummation of the Merger and the other transactions contemplated by this Agreement and the compliance by Parent and Sub with the provisions of this Agreement do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation or to a loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of Parent or Sub under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) the certificate of incorporation or bylaws (or similar organizational documents) of Parent or Sub, (ii) any Contract or Permit to or by which Parent or Sub is a party or bound or to or by which their respective properties or assets are subject or bound or otherwise under which Parent or Sub has rights or benefits or (iii) subject to the governmental filings and other matters referred to in the following sentence, any Law (assuming receipt of the Shareholder Approval and the adoption of this Agreement by Parent, as the sole shareholder of Sub) or Judgment, in each case, applicable to Parent or Sub or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such conflicts, violations, breaches, defaults, terminations, cancelations, accelerations, losses, Liens, rights or entitlements that, individually or in the aggregate, could not reasonably be expected to impair in any material respect the ability of each of Parent and Sub to perform its obligations under this Agreement or prevent or materially impede or materially delay the consummation of the Merger or the other transactions contemplated by this Agreement. No consent, approval, order or authorization of, registration, declaration or filing with, or notice to, any Governmental Entity is required by or with respect to Parent or Sub in connection with the execution and delivery of this Agreement by Parent and Sub, the consummation by Parent and Sub of the Merger or the other transactions contemplated by this Agreement or the compliance by Parent and Sub with the provisions of this Agreement, except for (A) the filing of a premerger notification and report form under the HSR Act and the filings and receipt, termination or expiration, as applicable, of such other approvals or waiting periods required under any other applicable competition, merger control, antitrust or similar Law, (B) the filing of the Articles of Merger with the Department of State of the Commonwealth of Pennsylvania and appropriate documents with the relevant authorities of other states in which the Company or any of its Subsidiaries is qualified to do business and (C) such other consents, approvals, orders, authorizations, registrations, declarations, filings and notices, the failure of which to be obtained or made, individually or in the aggregate, could not reasonably be expected to impair in any material respect the ability of each of Parent and Sub to perform its obligations under this Agreement or prevent or materially impede or materially delay the consummation of the Merger or the other transactions contemplated by this Agreement.

(c) Information Supplied.    None of the information supplied or to be supplied by Parent or Sub specifically for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement is first mailed to the Company’s shareholders, at the time of the Shareholders Meeting or at the time of any amendment or supplement thereof, as amended or supplemented at such date or time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(d) Interim Operations of Sub.    Sub was formed solely for the purpose of engaging in the Merger and the other transactions contemplated by this Agreement and has engaged in no business other than in connection with the Merger and the other transactions contemplated by this Agreement.

(e) Financing.    Parent and Sub have, and will have available to them upon the Effective Time, sufficient funds to perform all of their respective obligations under this Agreement and to consummate the Merger and the other transactions contemplated hereby, including payment in full of the Merger Consideration and the amounts payable to the holders of Cash-Out Stock Options and Cash-Out RSUs and to pay all associated fees, costs and expenses.

(f) State Takeover Statutes.    None of Parent, Sub or any other affiliate of Parent is an “interested shareholder” with respect to the Company, as those terms are used in Section 2538 of the PBCL.

ARTICLE IV

Covenants Relating to Conduct of Business

SECTION 4.01.    Conduct of Business. (a) Conduct of Business by the Company.    During the period from the date of this Agreement to the Effective Time, except with the prior written consent of Parent or as specifically contemplated by this Agreement or as set forth in Section 4.01(a) of the Company Letter, the Company shall, and shall cause each of its Subsidiaries to, carry on their respective businesses in the ordinary course consistent with past practice and use commercially reasonable efforts to comply with all applicable Laws and, to the extent consistent therewith, use commercially reasonable efforts to keep available the services of their present officers, software developers and other employees, to preserve their assets and technology, their relationships with customers, suppliers, licensors, licensees, distributors and others having material business dealings with them and to maintain their franchises, rights and Permits. Without in any way limiting the generality of the foregoing, during the period from the date of this Agreement to the Effective Time, except with the prior written consent of Parent or as specifically contemplated by this Agreement or as set forth in Section 4.01(a) of the Company Letter (with specific reference to the subsection of this Section 4.01 to which the information stated in such disclosure relates), the Company shall not, and shall not permit any of its Subsidiaries to:

(i) (A) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock or other equity or voting interests, except for dividends by a direct or indirect wholly owned Subsidiary of the Company to its parent, (B) split, combine or reclassify any of its capital stock or other equity or voting interests, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity or voting interests, (C) purchase, redeem or otherwise acquire any shares of capital stock, other equity or voting interests or any other securities of the Company or any of its Subsidiaries or any options, restricted shares, warrants, calls or rights to acquire any such shares or other securities (including any Stock Options, Restricted Shares or RSUs, except pursuant to the forfeiture conditions of such Stock Options, Restricted Shares or RSUs or the cashless exercise or tax withholding provisions of such Stock Options, Restricted Shares or RSUs, in each case only if and to the extent required by the terms of such awards as in effect on the date of this Agreement) or (D) take any action that would result in any amendment, modification or change of any term of any indebtedness of the Company or any of its Subsidiaries;

(ii) issue, deliver, sell, pledge or otherwise encumber any (A) shares of its capital stock, other equity or voting interests or Equity Equivalents (other than the issuance of shares of Company Common Stock upon the exercise of Stock Options or rights under the ESPP and the settlement of RSUs, in each case outstanding as of the date of this Agreement and only if and to the extent required by the terms of the Company Stock Plans as in effect on the date of this Agreement), or (B) securities convertible into, or exchangeable or exercisable for, or any options, warrants, calls or rights to acquire, any such stock, interests or Equity Equivalents;

(iii) amend or propose to amend its articles of incorporation or bylaws (or similar organizational documents);

(iv) acquire or agree to acquire (A) by merging or consolidating with, or by purchasing all or a substantial portion of the assets of, or by purchasing all or a substantial equity or voting interest in, or by any other manner, any business or person or division thereof or (B) any other assets other than immaterial assets acquired in the ordinary course of business consistent with past practice;

(v) sell, lease, license, sell and lease back, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its material properties or assets (including any shares of capital stock, equity or voting interests or other rights, instruments or securities), except for (A) grants of nonexclusive licenses in the ordinary course of business consistent with past practice, (B) sales of used equipment in the ordinary course of business consistent with past practice and (C) Permitted Liens incurred in the ordinary course of business consistent with past practice;

(vi) (A) repurchase, prepay or incur any indebtedness, including by way of a guarantee or an issuance or sale of debt securities, or issue and sell options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, enter into any “keep well” or other Contract to maintain any financial statement or similar condition of another person or enter into any arrangement having the economic effect of any of the foregoing or (B) make any loans, advances or capital contributions to, or investments in, any other person, other than (1) the Company or any direct or indirect wholly owned Subsidiary of the Company and (2) advances of travel and similar expenses to employees in the ordinary course of business consistent with past practice;

(vii) incur or commit to incur any capital expenditures, or any obligations or liabilities in connection therewith, that individually are in excess of $500,000 or in the aggregate are in excess of $6,000,000;

(viii) (A) pay, discharge, settle or satisfy any claims (including any claims of shareholders and any shareholder litigation relating to this Agreement, the Merger or any other transaction contemplated by this Agreement or otherwise), liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge, settlement or satisfaction in the ordinary course of business consistent with past practice, or as required by their terms on the date of this Agreement, of claims, liabilities or obligations reserved against in the Baseline Financials (for amounts not in excess of such reserves) or incurred since the date of such financial statements in the ordinary course of business consistent with past practice or incurred in connection with the transactions contemplated in this Agreement, in each case, the payment, discharge, settlement or satisfaction of which does not include any obligation (other than the payment of money) to be performed by the Company or its Subsidiaries following the Closing Date, (B) waive, relinquish, release, grant, transfer or assign any right of material value or (C) waive any material benefits of, or agree to modify in any adverse respect, or fail to enforce, or consent to any matter with respect to which its consent is required under, any confidentiality, standstill or similar Contract to or by which the Company or any of its Subsidiaries is a party or bound;

(ix) enter into any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee), or modify or amend in any material respect, or exercise any right to renew, any lease or sublease of real property or acquire any interest in real property;

(x) modify or amend in any material respect, or accelerate, terminate or cancel, any Material Contract or waive any right to enforce, relinquish, release, transfer or assign any rights or claims thereunder;

(xi) enter into any Contract that is not in the ordinary course of business or that is inconsistent with past practice;

(xii) except as required to ensure that any Benefit Plan or Benefit Agreement as in effect on the date of this Agreement is not then out of compliance with applicable Law or as specifically required pursuant to this Agreement, (A) adopt, establish, enter into, terminate, amend or modify any Benefit Plan or Benefit Agreement, (B) increase in any manner the compensation or benefits of, or pay any bonus or award to, or grant any loan to, any Company Personnel, (C) pay or provide to any Company Personnel any compensation or benefit not provided for under a Benefit Plan or Benefit Agreement as in effect on the date of this Agreement, other than the payment of base compensation in the ordinary course of business consistent with past practice, (D) grant or amend any award under any Benefit Plan (including the grant or amendment of Stock Options, Restricted Shares, RSUs, stock appreciation rights, performance units, stock purchase rights or other equity or equity-based compensation) or remove or modify existing restrictions in any Benefit Plan or Benefit Agreement or awards made thereunder, (E) grant or pay any severance, separation, change in control, termination, retention or similar compensation or benefits to, or increase in any manner the severance, separation, change in control, termination, retention or similar compensation or benefits of, any Company Personnel, (F) enter into any trust, annuity or insurance Contract or similar agreement or take any other action to fund or in any other way secure the payment of compensation or benefits under any Benefit

Plan or Benefit Agreement, (G) take any action to accelerate, or that could reasonably be expected to result in the acceleration of, the time of payment or vesting of any rights, compensation, benefits or funding obligations under any Benefit Plan or Benefit Agreement or otherwise or (H) make any material determination under any Benefit Plan or Benefit Agreement that is inconsistent with the ordinary course of business or past practice;

(xiii) form any Subsidiary of the Company;

(xiv) enter into any Contract containing any provisions having the effect of providing that the consummation of the Merger or the other transactions contemplated by this Agreement or compliance by the Company with the provisions of this Agreement will conflict with, result in any violation or breach of, or constitute a default (with or without notice or lapse of time or both) under, such Contract, or give rise under such Contract to any right of, or result in, a termination, right of first refusal, material amendment, revocation, cancelation or material acceleration, or a loss of a material benefit or the creation of any material Lien upon any of the properties or assets of the Company, Parent or any of their respective subsidiaries, or to any increased, guaranteed, accelerated or additional rights or entitlements of any person, except to the extent such conflicts, results, defaults, rights, losses or entitlements are required by applicable Law;

(xv) enter into any Contract containing any restriction on the ability of the Company or any of its Subsidiaries to assign all or any portion of its rights, interests or obligations thereunder, unless such restriction expressly excludes any assignment to Parent and any of its Subsidiaries following the consummation of the Merger and the other transactions contemplated by this Agreement;

(xvi) except as required by applicable Law, adopt or enter into any collective bargaining agreement or other labor union Contract applicable to the employees of the Company or any of its Subsidiaries;

(xvii) write-down any of its material assets, including any Intellectual Property, or make any change in any financial or tax accounting principle, method or practice, other than as required by GAAP or applicable Law;

(xviii) engage in (A) any trade loading practices or any other promotional sales or discount activity with any customers or distributors with the effect of accelerating to prior fiscal quarters (including the current fiscal quarter) sales to the trade or otherwise that would otherwise be expected to occur in subsequent fiscal quarters, (B) any practice which would have the effect of accelerating to prior fiscal quarters (including the current fiscal quarter) collections of receivables that would otherwise be expected to be made in subsequent fiscal quarters, (C) any practice which would have the effect of postponing to subsequent fiscal quarters payments by the Company or any of its Subsidiaries that would otherwise be expected to be made in prior fiscal quarters (including the current fiscal quarter) or (D) any other promotional sales or discount activity, in each case in this clause (D) in a manner outside the ordinary course of business or inconsistent with past practice;

(xix) take any action or fail to take any action which action or failure to act would result in the material loss or reduction in value of the Intellectual Property of the Company and its Subsidiaries, taken as a whole;

(xx) enter into, extend or renew (A) any Contract or amendment thereof which, if executed prior to the date of this Agreement, would have been required to have been disclosed pursuant to Sections 3.01(i)(i)(A), (B), (C), (E), (F), (H), (J), (L), (N), (P) or (R), (B) any Contract or amendment thereof that grants any person the right or ability to access, license or use all or a material portion of the Intellectual Property of the Company and its Subsidiaries, other than in the ordinary course of business consistent with past practice or (C) any Contract providing for the services of any dealer, distributor, sales representative or similar representative; provided, however, that solely for purposes of this clause (C) (and not clauses (A) or (B) above) the Company may enter into, extend or renew any Contract providing for the services of any dealer, distributor, sales representative or similar representative; provided, that with respect to this clause (C), in each case (1) such entry, extension or renewal is in the ordinary course of business and is not inconsistent with past practice and (2) if the entry, extension or renewal is other than on standard terms and conditions, including any terms and conditions relating to geographic exclusivity, the Company shall have provided Parent with prior written notice of the material terms of the proposed Contract, extension or renewal and not less than 48 hours to comment on such terms;

(xxi) enter into any Contract or material amendment thereof which, if executed prior to the date of this Agreement, would have been disclosed pursuant to Sections 3.01(i)(i)(G), (I), (K) or (Q), other than any Contract pursuant to which the Company or any of its Subsidiaries has been or is being granted a license to source code in the ordinary course of business of the Company and its Subsidiaries consistent with past practice;

(xxii) amend, modify or waive any of the Company’s existing takeover defenses or take any action to render any state takeover or similar statute inapplicable to any transaction other than the Merger; or

(xxiii) authorize any of, or commit, resolve or agree to take any of, the foregoing actions.

(b) Certain Tax Matters.    During the period from the date of this Agreement to the Effective Time, (i) the Company and each of its Subsidiaries shall timely file all tax returns required to be filed before the Closing (after taking into account any extensions) by or on behalf of each such entity (“Post-Signing Returns”), and all Post-Signing Returns shall be complete and correct in all material respects and shall be prepared on a basis consistent with the past practices of the Company and its Subsidiaries; provided that no Post-Signing Returns shall be filed with any taxing authority without Parent’s prior written consent (which shall not be unreasonably conditioned, delayed or withheld); (ii) the Company and each of its Subsidiaries shall timely pay all taxes due and payable in respect of such Post-Signing Returns that are so filed or otherwise owed by each such entity; (iii) the Company will accrue a reserve in its books and records and financial statements in accordance with GAAP and past practice for all taxes payable by the Company or any of its Subsidiaries for which no Post-Signing Return is due prior to the Effective Time; (iv) the Company shall promptly notify Parent of any suit, claim, action, assessment, investigation, proceeding or audit (collectively, “tax actions”) pending against or with respect to the Company or any of its Subsidiaries in respect of any tax and will not settle or compromise any such tax action without Parent’s prior written consent (which shall not be unreasonably conditioned, delayed or withheld); (v) none of the Company or any of its Subsidiaries will make, revoke or change any material tax election without Parent’s prior written consent (which shall not be unreasonably conditioned, delayed or withheld) and (vi) the Company and each of its Subsidiaries will retain all books, documents and records necessary for the preparation of tax returns and reports and tax audits.

(c) Additional Tax Matters.    (i) All tax sharing agreements, arrangements and practices between the Company (or any of its Subsidiaries), on the one hand, and any other party, on the other hand (other than the Company or any of its Subsidiaries), shall be terminated on or before the Closing Date. After the Closing Date, none of the Company (or any of its Subsidiaries) shall have any rights or obligations under any such tax sharing agreement, arrangement or practice.

(ii) The Company and each of its Subsidiaries shall cooperate, and shall cause its respective affiliates, directors, officers, employees, contractors, consultants, agents, auditors and representatives reasonably to cooperate, with Parent in preparing and filing all tax returns, resolving disputes and in all other matters relating to taxes, including by maintaining and making available to Parent and its affiliates all books and records relating to taxes.

(iii) The Company shall deliver to Parent at or prior to the Closing a certificate, in form and substance reasonably satisfactory to Parent, duly executed and acknowledged, certifying that the payment of the Merger Consideration pursuant to the terms of this Agreement is exempt from withholding pursuant to the Foreign Investment in Real Property Tax Act.

(iv) No later than five business days prior to the Closing Date, the Company shall deliver to the Parent a list of the Company’s shareholders and holders of Stock Options, Restricted Shares and RSUs, in each case along with such shareholders’ or holders’ taxpayer identification numbers for U.S. Federal income tax purposes. The Company acknowledges and consents that Parent shall be entitled to deliver such list to the Paying Agent for the purpose of facilitating the payment of the Merger Consideration and the treatment of Stock Options, Restricted Shares and RSUs as contemplated by Section 5.04.

SECTION 4.02.    No Solicitation.    (a) Notwithstanding any provision in this Agreement to the contrary, the Company shall not, nor shall it authorize or permit any of its Subsidiaries to, nor shall it authorize or permit any director, officer or employee of the Company or any of its Subsidiaries or any investment banker, attorney, accountant or other advisor or representative of the Company or any of its Subsidiaries to, directly or indirectly (and it shall instruct and cause each applicable Subsidiary, if any, to instruct each such director, officer, employee, investment banker, attorney, accountant or other advisor or representative of the Company or any of its Subsidiaries not to), (i) solicit, initiate or encourage, or take any other action to facilitate, any Takeover Proposal or any inquiries or the making of any proposal that could reasonably be expected to lead to a Takeover Proposal or (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person (or any representative thereof) any information with respect to, or otherwise cooperate in any way with any person (or any representative thereof) with respect to, any Takeover Proposal; provided, however, that at any time prior to obtaining the Shareholder Approval, in response to a bona fide written unsolicited Takeover Proposal that the Board of Directors of the Company determines in good faith constitutes or is reasonably likely to lead to a Superior Proposal, and which Takeover Proposal did not result from a breach of this Section 4.02 or any other provision of this Agreement, the Company may, and may permit and authorize its Subsidiaries and its representatives and its Subsidiaries’ representatives to, in each case subject to compliance with Section 4.02(c) and the other provisions of this Agreement, (A) furnish information with respect to the Company and its Subsidiaries to the person making such Takeover Proposal (and its representatives) pursuant to a confidentiality agreement which contains terms that are no less restrictive than those contained in the Amended and Restated Agreement for Exchange of Confidential Information, dated as of June 29, 2012 between Parent and KTI (as it may be amended from time to time, the “Confidentiality Agreement”); provided that all such information had been provided, or is concurrently provided, to Parent, and (B) participate in discussions or negotiations with, and only with, the person making such Takeover Proposal (and its representatives) regarding such Takeover Proposal. Without limiting the generality of the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by any director, officer or employee of the Company or any of its Subsidiaries or any investment banker, attorney, accountant or other advisor or representative of the Company or any of its Subsidiaries shall be deemed to be a breach of this Section 4.02(a) by the Company.

For purposes of this Agreement, the term “Takeover Proposal” means any inquiry, proposal or offer from any person or group (other than Parent or Sub or any of their affiliates) relating to, or that could reasonably be expected to lead to, in one transaction or a series of transactions, any merger, consolidation, business combination, recapitalization, liquidation or dissolution involving the Company or any direct or indirect acquisition, including by way of any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture, license agreement or similar transaction, of (1) assets or businesses that constitute or represent 15% or more of the total revenue, net income, EBITDA or assets of the Company and its Subsidiaries, taken as a whole, or (2) 15% or more of the outstanding shares of Company Common Stock or of any class of capital stock of, or other equity or voting interests in, one or more of the Subsidiaries of the Company which, in the aggregate, directly or indirectly hold the assets or businesses referred to in clause (1) above.

For purposes of this Agreement, the term “Superior Proposal” means any binding bona fide unsolicited written offer which did not result from a breach of Section 4.02(a) made by any person (other than Parent or Sub or any of their affiliates) that, if consummated, would result in such person (or, in the case of a direct merger between such person and the Company, the shareholders of such person) acquiring, directly or indirectly, more than 50% of the voting power of the Company Common Stock or all or substantially all the assets of the Company and its Subsidiaries, taken as a whole, and which offer, in the reasonable good faith judgment of the Board of Directors of the Company (after consultation with a financial advisor of nationally recognized reputation and outside legal counsel), (x) provides a higher value to the shareholders of the Company than the consideration payable in the Merger (taking into account all of the terms and conditions of such proposal and this Agreement (including any changes to the terms of this Agreement proposed by Parent in response to such Superior Proposal or otherwise)), (y) is not subject to any financing condition or contingency and (z) is reasonably capable of being completed, taking into account all financial, legal, regulatory and other aspects of such proposal.

(b) Neither the Board of Directors of the Company nor any committee thereof shall (or shall agree or resolve to) (i) withdraw or modify in a manner adverse to Parent or Sub, or propose publicly to withdraw or modify in a manner adverse to Parent or Sub, the recommendation or declaration of advisability by such Board of Directors or any such committee of this Agreement or the Merger (any such action, resolution or agreement to take such action being referred to herein as an “Adverse Recommendation Change”), (ii) recommend, declare advisable or propose to recommend or declare advisable, the approval or adoption of any Takeover Proposal or resolve or agree to take any such action, or adopt or approve any Takeover Proposal, or (iii) cause or permit the Company to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement (each, an “Acquisition Agreement”) constituting or related to, or which is intended to or is reasonably likely to lead to, any Takeover Proposal (other than a confidentiality agreement referred to in Section 4.02(a)), or resolve or agree to take any such action. Notwithstanding the foregoing, at any time prior to the Shareholder Approval, the Board of Directors of the Company may, in response to a Superior Proposal, effect an Adverse Recommendation Change; provided that the Board of Directors of the Company determines in good faith, after consultation with its outside legal counsel and a financial advisor of nationally recognized reputation, that the failure to do so would be inconsistent with its fiduciary duties under applicable Law; and provided further, that the Board of Directors of the Company may not effect such an Adverse Recommendation Change unless (A) the Board of Directors of the Company shall have first provided prior written notice to Parent (an “Adverse Recommendation Change Notice”) that it is prepared to effect an Adverse Recommendation Change in response to a Superior Proposal, which notice shall attach the most current version of any written agreement relating to the transaction that constitutes such Superior Proposal, and (B) Parent does not make, within five business days after the receipt of such notice, a proposal that would, in the reasonable good faith judgment of the Board of Directors of the Company (after consultation with a financial advisor of national reputation and outside legal counsel), cause the offer previously constituting a Superior Proposal to no longer constitute a Superior Proposal (it being understood and agreed that any amendment or modification of such Superior Proposal shall require a new Adverse Recommendation Change Notice and a new five business day period). The Company agrees that, during the five business day period prior to its effecting an Adverse Recommendation Change, the Company and its officers, directors and representatives shall negotiate in good faith with Parent and its officers, directors and representatives regarding any revisions to the terms of the Merger and the other transactions contemplated by this Agreement proposed by Parent.

(c) In addition to the obligations of the Company set forth in paragraphs (a) and (b) of this Section 4.02, the Company shall, as promptly as possible and in any event within 24 hours after the receipt thereof, advise Parent orally and in writing of (i) any Takeover Proposal or any request for information or inquiry that the Company reasonably believes could lead to or contemplates a Takeover Proposal and (ii) the terms and conditions of such Takeover Proposal, request or inquiry (including any subsequent amendment or other modification to such terms and conditions) and the identity of the person making any such Takeover Proposal, request or inquiry. Commencing upon the provision of any notice referred to above, the Company (or its outside counsel) shall (A) on a daily basis at mutually agreeable times, advise and confer with Parent (or its outside counsel) regarding the progress of negotiations concerning any Takeover Proposal, the material resolved and unresolved issues related thereto and any other matters identified with reasonable specificity by Parent (or its outside counsel) and the material details (including material amendments or proposed amendments as to price and other material terms) of any such Takeover Proposal, request or inquiry and (B) promptly upon receipt or delivery thereof, provide Parent (or its outside counsel) with copies of all documents and written or electronic communications relating to any such Takeover Proposal (including the financing thereof), request or inquiry exchanged between the Company, its Subsidiaries or any of their respective officers, directors, employees, investment bankers, attorneys, accountants or other advisors or representatives, on the one hand, and the person making a Takeover Proposal or any of its affiliates, or their respective officers, directors, employees, investment bankers, attorneys, accountants or other advisors or representatives, on the other hand; provided that in the case of subclause (A) above only, in connection with any Superior Proposal with respect to which (1) the Board of Directors of the Company has effected an Adverse Recommendation Change in accordance with this Section 4.02 and (2) Parent did not make, within five business days after the receipt of the related Adverse Recommendation Change Notice, a proposal that would, in the reasonable good faith judgment of the Board of Directors of the Company (after consultation with a financial advisor of national reputation and outside legal counsel), cause the offer previously constituting such Superior Proposal to no longer constitute a Superior Proposal, the Company (and its outside counsel) shall only be required to so advise and confer at times reasonably requested by Parent (rather than on a daily basis).

(d) Nothing contained in this Section 4.02 or elsewhere in this Agreement shall prohibit the Company from (i) taking and disclosing to its shareholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act or (ii) making any disclosure to its shareholders if, in the good faith judgment of the Board of Directors of the Company, failure so to disclose would be inconsistent with applicable Law; provided, however, that in no event shall the Company or its Board of Directors or any committee thereof take, agree or resolve to take any action prohibited by Section 4.02(b).

SECTION 4.03.    Conduct by Parent.    During the period from the date of this Agreement to the Effective Time, except as consented to in writing by the Company prior to such action or as specifically contemplated by this Agreement, Parent shall not, and shall not permit any of its Subsidiaries to, take any action that could reasonably be expected to result in (a) any representation and warranty of Parent or Sub set forth in this Agreement that is qualified as to materiality becoming untrue (as so qualified) or (b) any such representation and warranty that is not so qualified becoming untrue in any material respect.

ARTICLE V

Additional Agreements

SECTION 5.01.    Preparation of the Proxy Statement; Shareholders Meeting.    (a)As promptly as practicable following the date of this Agreement, the Company shall prepare and file with the SEC the preliminary Proxy Statement. Each of the Company and Parent shall furnish all information concerning such person to the other as may be reasonably requested in connection with the preparation, filing and distribution of the Proxy Statement. The Company shall promptly notify Parent upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement and shall provide Parent with copies of all correspondence between it and its representatives, on the one hand, and the SEC, on the other hand. Each of the Company and Parent shall use commercially reasonable efforts to respond as promptly as practicable to any comments of the SEC with respect to the Proxy Statement. Notwithstanding the foregoing, prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company (i) shall provide Parent an opportunity to review and comment on such document or response, (ii) shall include in such document or response all comments reasonably proposed by Parent and (iii) shall not file or mail such document, or respond to the SEC, prior to receiving the approval of Parent, which approval shall not be unreasonably withheld or delayed. If, at any time prior to the Shareholders Meeting, any information relating to the Company, Parent or any of their respective affiliates, officers or directors should be discovered by the Company or Parent which should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties hereto, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by applicable Law, disseminated to the shareholders of the Company.

(b) The Company agrees that the Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and that none of the information included or incorporated by reference in the Proxy Statement will, at the date the Proxy Statement is filed with the SEC or mailed to the shareholders of the Company or at the time of the Shareholders Meeting, or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no covenant is made by the Company with respect to statements made in the Proxy Statement based on information supplied in writing by or on behalf of Parent specifically for inclusion or incorporation for reference therein. Parent agrees that none of such information will, at the date the Proxy Statement is filed with the SEC or mailed to the shareholders of the Company or at the time of the Shareholders Meeting, or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(c) Each of the Company and Parent shall use reasonable best efforts to cause the mailing of the Proxy Statement to the shareholders of the Company to occur during the week beginning October 22, 2012. The Company shall, as promptly as practicable after the filing of the preliminary Proxy Statement with the SEC, establish a record date (which will be as promptly as reasonably practicable following the date of this Agreement) for, duly call, give notice of, convene and hold a meeting of its shareholders (the “Shareholders Meeting”), which meeting the Company shall, absent any Legal Restraint that has the effect of preventing such action, cause to occur on the date that is 35 calendar days immediately following the date of mailing of the Proxy Statement, for the purpose of obtaining the Shareholder Approval, regardless of whether the Board of Directors of the Company determines at any time that this Agreement is no longer advisable or recommends that the shareholders of the Company reject it or any other Adverse Recommendation Change has occurred at any time; provided, however, that (i) if the Company is unable to obtain a quorum of its shareholders at such time, the Company may extend the date of the Shareholders Meeting to the extent (and only to the extent) necessary in order to obtain a quorum of its shareholders and the Company shall use its commercially reasonable efforts to obtain such a quorum as promptly as practicable, (ii) the Company may delay the Shareholders Meeting to the extent (and only to the extent) the Company reasonably determines that such delay is required by applicable Law to comply with comments made by the SEC with respect to the Proxy Statement and (iii) the Company may delay the Shareholders Meeting to the extent (and only to the extent) required by a court of competent jurisdiction in connection with any proceedings in connection with this Agreement, the Merger or the other transactions contemplated by this Agreement. The notice of such Shareholders Meeting shall state that a resolution to adopt this Agreement will be considered at the Shareholders Meeting. Subject to Section 4.02(b), (A) the Board of Directors of the Company shall recommend to holders of Company Common Stock that they adopt this Agreement and shall include such recommendation in the Proxy Statement and (B) the Company shall use its commercially reasonable efforts to solicit the Shareholders Approval. Without limiting the generality of the foregoing, the Company agrees that its obligations pursuant to this Section 5.01(c) shall not be affected by the commencement, public proposal, public disclosure or communication to the Company or any other person of any Takeover Proposal. The Company shall provide updates to Parent with respect to the proxy solicitation for the Shareholders Meeting (including interim results) as reasonably requested by Parent.

SECTION 5.02.    Access to Information; Confidentiality.    (a) The Company shall, and shall cause each of its Subsidiaries to, afford to Parent and to Parent’s officers, employees, investment bankers, attorneys, accountants, consultants and other representatives and advisors full access upon reasonable advance notice and during normal business hours during the period prior to the Effective Time or the termination of this Agreement to all their respective properties, assets, books, records, Contracts, Permits, documents, information, directors, officers and employees, and during such period the Company shall, and shall cause each of its Subsidiaries to, furnish to Parent any information concerning its business as Parent may reasonably request (including, to the extent the Company is able, the work papers of Grant Thornton LLP). Following the date of this Agreement and prior to the Effective Time, Parent may (but shall not be required to), following reasonable notice to the Company, contact and interview any Company Personnel and review the personnel records and such other information concerning the Company Personnel as Parent may reasonably request. No investigation by Parent or any of its officers, directors, employees, investment bankers, attorneys, accountants or other advisors or representatives and no other receipt of information by Parent or any of its officers, directors, employees, investment bankers, attorneys, accountants or other advisors or representatives shall operate as a waiver or otherwise affect any representation, warranty, covenant, agreement or other provision of this Agreement, or the obligations of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under the Agreement. Except as required by any applicable Law or

Judgment, Parent will hold, and will direct its officers, employees, investment bankers, attorneys, accountants and other advisors and representatives to hold, any and all information received from the Company confidential in accordance with the Confidentiality Agreement.

(b) Without limiting the generality of the foregoing, during the period from the date of this Agreement to the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, as and to the extent requested by Parent, provide Parent with (i) a complete and correct list of all licenses issued by the Federal Communications Commission (the “FCC”) and held by the Company or any of its Subsidiaries (the “FCC Licenses”), (ii) complete and correct copies of each FCC License, (iii) the address and physical location of the device(s) covered by each FCC License, (iv) a written description of the purpose of the device(s) covered by each FCC License, (v) complete and correct copies of any Notices of Apparent Liability for Forfeiture issued by the FCC against the Company or any of its Subsidiaries and (vi) all information reasonably necessary for Parent to make an independent determination that the Company and its Subsidiaries have complied with FCC rules regarding changes of ownership control of the FCC Licenses (including descriptions of any transactions that effected a change of ownership or control of the FCC Licenses (including any intracompany reorganizations) and corporate organizational charts depicting the ownership structure of the holder of the FCC Licenses before and after any such change of ownership or control).

(c) Subject to applicable law, the Company and Parent shall, and shall cause each of their respective Subsidiaries to, cooperate to ensure an orderly transition and integration process in connection with the Merger and the other transactions contemplated by this Agreement in order to minimize the disruption to, and preserve the value of, the business of the Surviving Corporation and its Subsidiaries.

SECTION 5.03.    Commercially Reasonable Efforts; Consultation and Notice.    (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions that are necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated by this Agreement (including transactions under the Shareholder Agreements), including using its commercially reasonable efforts to accomplish the following: (i) the satisfaction of the conditions precedent set forth in Article VI, (ii) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from, and the giving of any necessary notices to, Governmental Entities and other persons and the making of all necessary registrations, declarations and filings (including filings under the HSR Act and other registrations, declarations and filings with, or notices to, Governmental Entities, if any), (iii) the taking of all reasonable steps to provide any supplemental information requested by a Governmental Entity, including participating in meetings with officials of such entity in the course of its review of this Agreement, the Merger or the other transactions contemplated by this Agreement, (iv) the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity or third party and (v) the obtaining of all necessary consents, approvals or waivers from any third party. In connection with and without limiting the generality of the foregoing, each of the Company and its Board of Directors shall, if any state takeover statute or similar statute or regulation, including the Pennsylvania Takeover Disclosure Law or Subchapters E, G, H, I or J of Chapter 25 of the PBCL, is or becomes applicable to this Agreement, the Shareholder Agreements or any of the Merger and the other transactions contemplated by this Agreement, including transactions under the Shareholder Agreements, take all actions necessary to ensure that the Merger and the other transactions contemplated by this Agreement, including transactions under the Shareholder Agreements, may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on this Agreement, the Shareholder Agreements, the Merger and the other transactions contemplated by this Agreement, including transactions under the Shareholder Agreements. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, in no event shall Parent or Sub be obligated to, and the Company and its Subsidiaries shall not without the prior written consent of Parent, agree or proffer to divest or hold separate, or enter into any licensing, business restriction or similar arrangement with respect to, any assets (whether tangible or intangible) or any portion of any business of Parent, the Company or any of their respective Subsidiaries. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, in no event shall Parent or any of its Subsidiaries be obligated to litigate or participate in the litigation of any suit, claim, action, investigation or proceeding, whether judicial or administrative, brought by any Governmental Entity (A) challenging or seeking to restrain or prohibit the consummation of the Merger or the other transactions contemplated by this Agreement, including transactions under the Shareholder Agreements, or seeking to obtain from Parent or any of its Subsidiaries any damages in relation therewith; (B) seeking to prohibit or limit in any respect, or place any conditions on, the ownership or operation by the Company, Parent or any of their respective affiliates of all or any portion of the business or assets or any product of the Company or its Subsidiaries or Parent or its Subsidiaries or to require any such person to dispose of, license (whether pursuant to an exclusive or nonexclusive license) or hold separate all or any portion of the business or assets or any product of the Company or its Subsidiaries or Parent or its Subsidiaries, in each case as a result of or in connection with the Merger or any of the other transactions contemplated by this Agreement; (C) seeking to directly or indirectly impose limitations on the ability of Parent or any of its affiliates to acquire or hold, or exercise full rights of ownership of, any shares of Company Common Stock or any shares of common stock of the Surviving Corporation or any of Parent’s Subsidiaries, including the right to vote Company Common Stock or the shares of common stock of the Surviving Corporation or any of Parent’s Subsidiaries on all matters properly presented to the shareholders of the Company, the Surviving Corporation or any of Parent’s Subsidiaries, respectively; or (D) seeking to (1) directly or indirectly prohibit Parent or any of its affiliates from effectively controlling in any respect any of the business or operations of the Company or its or Parent’s Subsidiaries or (2) directly or indirectly prevent the Company or its or Parent’s Subsidiaries from operating any of their respective businesses in substantially the same manner as operated by the Company and its or Parent’s Subsidiaries immediately prior to the date of this Agreement. The Company and Parent shall provide such assistance, information and cooperation to each other as is reasonably required to obtain any such actions, nonactions, waivers, consents, approvals, orders and authorizations and, in connection therewith, shall notify the other person promptly following the receipt of any comments from any Governmental Entity and of any request by any Governmental Entity for amendments, supplements or additional information in respect of any registration, declaration or filing with, or notice to, such Governmental Entity.

(b) (i) In connection with the continuing operation of the business of the Company and its Subsidiaries between the date of this Agreement and the Effective Time, subject to applicable Law, the Company shall consult in good faith on a reasonably regular basis with Parent to report material, individually or in the aggregate, operational developments, the general status of relationships with customers and resellers, the general status of ongoing operations and other matters reasonably requested by Parent pursuant to procedures reasonably requested by Parent; provided, however, that no such consultation shall operate as a waiver or otherwise affect any representation, warranty, covenant, agreement or other provision in this Agreement, or the obligations of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement.

(ii) Except as prohibited by applicable Law, the Company shall, promptly upon having knowledge, notify Parent in writing of:

(A) the occurrence of any matter or event that (1) is, or that could reasonably be expected to be, material (individually or in the aggregate) to the business, assets, properties, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, or (2) has resulted, or could reasonably be expected to result, in (I) any representation and warranty of the Company set forth in this Agreement that is qualified as to materiality becoming untrue, (II) any such representation and warranty that is not so qualified becoming untrue in any material respect or (III) any condition to the transactions contemplated hereby and set forth in Section 6.02 not being satisfied;

(B) the failure of the Company to perform in any material respect any obligation to be performed by it under this Agreement;

(C) any notice or other communication from any person (other than a Governmental Entity) alleging that notice to or consent of such person is required in connection with the Merger or the other transactions contemplated by this Agreement;

(D) any notice or other communication from any customer, distributor or reseller to the effect that such customer, distributor or reseller is terminating or otherwise materially adversely modifying its relationship with the Company or any of its Subsidiaries as a result of the Merger or the other transactions contemplated by this Agreement;

(E) any material notice or other material communication from any Governmental Entity in connection with the Merger or the other transactions contemplated by this Agreement, and a copy of any such notice or communication shall be furnished to Parent, together with the Company’s written notice;

(F) any filing or notice made by the Company with any Governmental Entity in connection with the Merger or the other transactions contemplated by this Agreement, and a copy of any such filing or notice shall be furnished to Parent together with the Company’s written notice; and

(G) any actions, suits, claims, investigations or proceedings commenced or, to the knowledge of the Company, threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.01(h) or that relate to the consummation of the Merger or the other transactions contemplated by this Agreement;

provided, however, that no such notification shall operate as a waiver or otherwise affect any representation, warranty, covenant, agreement or other provision in this Agreement, or the obligations of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement.

(iii) Parent, upon having knowledge, shall give prompt notice to the Company of (A) any representation or warranty made by Parent or Sub contained in this Agreement becoming untrue or inaccurate such that the condition set forth in Section 6.03(a) could not be satisfied or (B) the failure of Parent or Sub to perform in any material respect any obligation to be performed by such party under this Agreement such that the condition set forth in Section 6.03(b) could not be satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants, agreements or obligations of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement.

(c) Without limiting the generality of the foregoing, the Company shall give Parent the opportunity to participate in the defense of any litigation against the Company and/or its directors relating to the Merger or the other transactions contemplated by this Agreement, including transactions under the Shareholder Agreements, and will obtain the prior written consent of Parent prior to settling or satisfying any such claim, it being understood and agreed that this Section 5.03(c) shall not give Parent the right to direct such defense.

(d) Immediately following the execution and delivery of this Agreement by each of the parties hereto, Parent, as the sole shareholder of Sub, will adopt this Agreement.

SECTION 5.04.    Equity Awards.    (a) As soon as practicable following the date of this Agreement and in any event prior to the Effective Time, the Board of Directors of the Company (or, if appropriate, any committee administering the Company Stock Plans) shall adopt such resolutions or take such other actions (including obtaining any required consents) as may be required to effect the following:

(i) at the Effective Time, each Cash-Out Stock Option shall, in accordance with any applicable Company Stock Plan or any applicable award agreement thereunder, be canceled and each holder thereof shall be entitled to receive in consideration for such cancelation an amount in cash equal to the product of (A) the number of shares of Company Common Stock that are subject to such Cash-Out Stock Option immediately prior to the Effective Time and (B) the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock subject to such Cash-Out Stock Option, which amount shall be payable to such holder at or as soon as practicable following the Effective Time;

(ii) each Rollover Stock Option shall, in accordance with any applicable Company Stock Plan or any applicable award agreement thereunder, be converted at the Effective Time into an option to acquire, on substantially the same terms and conditions as were applicable under such Rollover Stock Option (other than with respect to exercisability prior to vesting or the ability to pay the exercise price by tendering previously owned shares of Company Common Stock), the number of shares of Parent common stock, par value $0.20 per share (“Parent Common Stock”) (rounded down to the nearest whole share), determined by multiplying the number of shares of Company Common Stock subject to such Rollover Stock Option immediately prior to the Effective Time by the Exchange Ratio, at an exercise price per share of Parent Common Stock (rounded up to the nearest whole cent) equal to (A) the exercise price per share of Company Common Stock otherwise purchasable pursuant to such Rollover Stock Option divided by (B) the Exchange Ratio;

(iii) each Restricted Share outstanding at the Effective Time shall be converted at the Effective Time into the right to receive an amount in cash equal to the Merger Consideration in accordance with Section 2.01(c);

(iv) at the Effective Time, each Cash-Out RSU outstanding immediately prior to the Effective Time shall, in accordance with any applicable Company Stock Plan or any applicable award agreement thereunder, be canceled and the holder thereof shall be entitled to receive in consideration for such cancelation an amount in cash equal to the product of (A) the number of shares of Company Common Stock that are subject to such Cash-Out RSU immediately prior to the Effective Time and (B) the Merger Consideration, which amount shall be payable to such holder at or as soon as practicable following the Effective Time;

(v) each Rollover RSU shall, in accordance with any applicable Company Stock Plan or any applicable award agreement thereunder, be converted at the Effective Time into a restricted stock unit, subject to substantially the same terms and conditions as were applicable under such Rollover RSU, with respect to a number of shares of Parent Common Stock determined by multiplying the number of shares of Company Common Stock subject to such Rollover RSU immediately prior to the Effective Time by the Exchange Ratio (rounded down to the nearest whole share);

(vi) each provision in each Benefit Plan and Benefit Agreement providing for the issuance, transfer or grant of any shares of Company Common Stock or any Stock Options, Restricted Shares, RSUs, purchase rights under the ESPP or any other interests in respect of any capital stock (including any phantom stock or stock appreciation rights) of the Company shall, in accordance with the terms of such Benefit Plan or Benefit Agreement, as applicable, be deleted prior to the Effective Time, and the Company shall ensure prior to the Effective Time that, following the Effective Time, there shall be no rights to acquire shares of Company Common Stock, Stock Options, Restricted Shares, RSUs, purchase rights under the ESPP or any other interests in respect of any capital stock (including any phantom stock or stock appreciation rights) of the Company or the Surviving Corporation;

(vii) any shares of Company Common Stock that remain available for issuance pursuant to any Company Stock Plan as of the Effective Time (the “Residual Shares”) shall, in accordance with such Company Stock Plan, be converted at the Effective Time into the number of shares of Parent Common Stock equal to the product of the number of such Residual Shares and the Exchange Ratio (such shares of Parent Common Stock, the “Assumed Shares”); and

(viii) as used in this Agreement, the following terms shall have the meanings specified below:

“Cash-Out RSU” means (A) any RSU that is outstanding immediately prior to the Effective Time to the extent vested and unsettled as of immediately prior to the Effective Time (taking into account any acceleration of vesting resulting from the transactions contemplated by this Agreement (alone or in combination with any other event) pursuant to the terms of such RSU or the Change in Control Severance Plan (the “Severance Plan”), in each case, as in effect on the date of this Agreement) and (B) any RSU (whether vested or unvested) that is outstanding immediately prior to the Effective Time and is held by any person who, as of immediately prior to the Effective Time, is a non-employee director, consultant or independent contractor of the Company or any of its Subsidiaries.

“Cash-Out Stock Option” means (A) any Stock Option that is outstanding immediately prior to the Effective Time to the extent vested and unexercised as of immediately prior to the Effective Time (taking into account any acceleration of vesting resulting from the transactions contemplated by this Agreement (alone or in combination with any other event) pursuant to the terms of such Stock Option or the Severance Plan as in effect on the date of this Agreement), (B) any Stock Option (whether vested or unvested) that is outstanding immediately prior to the Effective Time that has an exercise price per share of Company Common Stock subject to such Stock Option greater than or equal to the Merger Consideration and (C) any Stock Option (whether vested or unvested) that is outstanding immediately prior to the Effective Time and is held by any person who, as of immediately prior to the Effective Time, is a non-employee director, consultant or independent contractor of the Company or any of its Subsidiaries.

“Exchange Ratio” means a fraction, the numerator of which is the Merger Consideration and the denominator of which is the average closing price per share of Parent Common Stock on the New York Stock Exchange Composite Transactions Tape on the 20 trading days immediately preceding the date on which the Effective Time occurs.

“Rollover RSU” means any RSU other than a Cash-Out RSU that is outstanding immediately prior to the Effective Time.

“Rollover RSU Holder” means any person who is a holder of Rollover RSUs.

“Rollover Stock Option” means any Stock Option other than a Cash-Out Stock Option that is outstanding immediately prior to the Effective Time.

(b) As soon as practicable following the date of this Agreement and in any event prior to the Effective Time, the Board of Directors of the Company (or, if appropriate, any committee administering the ESPP) shall adopt such resolutions or take such other actions as may be required so that (i) participation in the ESPP shall be limited to those employees who are participants on the date of this Agreement, (ii) except to the extent necessary to maintain the status of the ESPP as an “employee stock purchase plan” within the meaning of Section 423 of the Code and the Treasury Regulations thereunder, participants may not increase their payroll deduction elections or rate of contributions from those in effect on the date of this Agreement, (iii) no offering period shall be commenced after the date of this Agreement, (iv) the ESPP shall terminate, effective upon the earlier of the first purchase date following the date of this Agreement and the last trading day before the Effective Time, but subsequent to the exercise of purchase rights on such purchase date (in accordance with the terms of the ESPP) or termination of such purchase rights on such last business day (as provided for in the following clause (v)), as applicable, and (v) if the ESPP remains in effect on the last trading day prior to the Effective Time, amounts credited to the accounts of participants in the ESPP shall be distributed to such participants as soon as practicable following the Effective Time.

(c) The adjustments provided in Section 5.04(a)(ii) with respect to any Stock Options that are “incentive stock options” (as defined in Section 422 of the Code) are intended to be effected in a manner that is consistent with Section 424(a) of the Code.

(d) All amounts payable pursuant to this Section 5.04 shall be subject to any required withholding of taxes and shall be paid without interest.

(e) The Company shall take all reasonable steps as may be required to cause the transactions contemplated by this Section 5.04 and any other dispositions of Company equity securities (including derivative securities) in connection with this Agreement by each individual who is a director or officer of the Company subject to Section 16 of the Exchange Act to be exempt under Rule 16b-3 promulgated under the Exchange Act.

(f) At the Effective Time, by virtue of the Merger and without the need of any further corporate action, Parent shall assume the Company Stock Plans (other than the ESPP), with the result that Parent may issue the Assumed Shares after the Effective Time pursuant to the exercise of options or other equity awards granted under the Company Stock Plans or any other plan of Parent or any its affiliates.

SECTION 5.05.    Indemnification, Exculpation and Insurance.    (a) Parent and Sub agree that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors or officers of the Company and its Subsidiaries as provided in their respective articles of incorporation or bylaws (or comparable organizational documents) and any indemnification or other agreements of the Company as in effect on the date of this Agreement and set forth in Section 5.05 of the Company Letter shall be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time, and shall survive the Merger and shall continue in full force and effect in accordance with their terms, and Parent shall cause the Surviving Corporation to comply with and honor the foregoing obligations.

(b) In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all its properties and assets to any person, or if Parent dissolves the Surviving Corporation, then, and in each such case, Parent shall cause proper provision to be made so that the successors and assigns of the Surviving Corporation assume the obligations set forth in this Section 5.05.

(c) Parent shall obtain, or cause to be obtained, as of the Effective Time a “tail” insurance policy with a claims period of six years from the Effective Time with respect to directors’ and officers’ liability insurance covering each person currently covered by the Company’s directors’ and officers’ liability insurance policy for acts or omissions occurring prior to the Effective Time on terms that are no less favorable than those of such policy of the Company in effect on the date of this Agreement, which insurance shall, prior to the Closing, be in effect and prepaid for such six-year period; provided that in no event shall Parent or the Surviving Corporation be required to pay, with respect to the entire six-year period following the Effective Time, premiums for insurance under this Section 5.05(c) which in the aggregate exceed 300% of the aggregate premiums paid by the Company for the period from June 23, 2012 to, and including, June 23, 2013, for such purpose (which premiums for such period are hereby represented and warranted by the Company to be $325,297); provided that Parent shall nevertheless be obligated to provide such coverage, with respect to the entire six-year period following the Effective Time, as may be obtained for such 300% amount. For the avoidance of doubt, nothing in this Section 5.05(c) shall require Parent to make expenditures exceeding $975,891 in the aggregate. If requested by Parent, the Company shall issue a broker of record letter naming the insurance broker selected by Parent to effect such runoff coverage, and the Company shall provide all cooperation and information reasonably requested by Parent and the selected insurance broker with respect to the procurement of such runoff coverage.

(d) The provisions of this Section 5.05 (i) are intended to be for the benefit of, and will be enforceable by, each indemnified party, his or her heirs and his or her representatives and (ii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise.

SECTION 5.06.    Fees and Expenses.    (a) Except as expressly set forth in this Section 5.06, all fees and expenses incurred in connection with this Agreement, the Shareholder Agreements and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

(b) In the event that (i) a Takeover Proposal has been made (whether or not conditional and whether or not withdrawn) to the Company or its shareholders or any person has announced an intention (whether or not conditional and whether or not withdrawn) to make a Takeover Proposal or a Takeover Proposal (whether or not conditional and whether or not withdrawn) otherwise becomes known to the Company or the shareholders of the Company and thereafter (A) this Agreement is terminated by either Parent or the Company pursuant to Section 7.01(b)(i) or Section 7.01(b)(iii) and (B) prior to the date that is 12 months after such termination, (1) the Company or any of its Subsidiaries enters into any Acquisition Agreement with respect to any Takeover Proposal or (2) any Takeover Proposal is consummated (solely for purposes of this Section 5.06(b)(i)(B), the term “Takeover Proposal” shall have the meaning set forth in the definition of Takeover Proposal contained in Section 4.02(a) except that all references to 15% shall be deemed references to 40%) or (ii) this Agreement is terminated by Parent pursuant to Section 7.01(c), then, in each such case, the Company shall pay Parent a fee equal to $52,000,000.00 (the “Termination Fee”) by wire transfer of same-day funds (A) in the case of a termination by Parent pursuant to Section 7.01(c), within two business days after such termination and (B) in the case of a payment as a result of any event referred to in Section 5.06(b)(i)(B), no later than the first to occur of the events referred to in clauses (1) and (2) above, in each case to an account designated by Parent.

(c) In the event that a Termination Fee is payable by the Company to Parent, the Company shall pay Parent or its designees by wire transfer of same day funds, as promptly as possible (but in any event within two business days) following the delivery by Parent of an invoice therefor, all fees and expenses incurred by Parent, Sub and their respective affiliates in connection with the transactions contemplated by this Agreement, including transactions under the Shareholder Agreements; provided that the Company shall not be required to pay more than an aggregate of $5,000,000.00 in fees and expenses pursuant to this Section 5.06(c).

(d) The Company acknowledges that the agreements contained in this Section 5.06 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, Parent would not have entered into this Agreement. Accordingly, if the Company fails promptly to pay the amounts due pursuant to this Section 5.06 and, in order to obtain such payment, Parent commences a suit that results in a judgment against the Company for the amounts set forth in this Section 5.06, the Company shall pay to Parent its reasonable costs and expenses (including attorneys’ fees and expenses) in connection with such suit and any appeal relating thereto, together with interest on the amounts set forth in this Section 5.06 at the prime rate of Citibank, N.A. in effect on the date such payment was required to be made.

SECTION 5.07.    Public Announcements.    The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement, including transactions under the Shareholder Agreements, shall be in the form heretofore agreed to by the parties. The Company shall, to the extent at all reasonably practicable, consult with Parent before making, and give Parent a reasonable opportunity to review and comment upon, any press release or other public statements with respect to this Agreement, the Merger and the other transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such reasonably practicable consultation, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system.

SECTION 5.08.    Resignation of Directors.    At the Closing, if requested by Parent, the Company shall deliver to Parent evidence reasonably satisfactory to Parent of the resignation of any or all the directors of the Company and any Subsidiary of the Company, effective at the Effective Time.

SECTION 5.09.    Sub Compliance.    Parent shall cause Sub to comply with all of Sub’s obligations under this Agreement.

SECTION 5.10.    Certain Pre-Closing Actions.    Prior to the Closing, the Company shall take each of the actions set forth in Section 5.10 of the Company Letter.

ARTICLE VI

Conditions Precedent

SECTION 6.01.    Conditions to Each Party’s Obligation to Effect the Merger.    The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) Shareholder Approval.    The Shareholder Approval shall have been obtained.

(b) Antitrust.    Any waiting period (and any extension thereof) applicable to the Merger under the HSR Act shall have been terminated or shall have expired. Any other approval or waiting period under any other applicable competition, merger control, antitrust or similar Law shall have been obtained or terminated or shall have expired.

(c) No Injunctions or Legal Restraints.    No temporary restraining order, preliminary or permanent injunction or other Judgment issued by any court of competent jurisdiction or other legal restraint or prohibition (collectively, “Legal Restraints”) that has the effect of preventing the consummation of the Merger shall be in effect.

SECTION 6.02.    Conditions to Obligations of Parent and Sub.    The obligations of Parent and Sub to effect the Merger are further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties.    The representations and warranties of the Company contained herein that are qualified as to materiality or Material Adverse Effect shall be true and correct (as so qualified), and the representations and warranties of the Company contained herein that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date. Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and chief financial officer of the Company to such effect.

(b) Performance of Obligations of the Company.    The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect.

(c) No Litigation.    There shall not be pending any claim, suit, action or proceeding brought or threatened by any Governmental Entity (i) challenging or seeking to restrain or prohibit the consummation of the Merger or the other transactions contemplated by this Agreement or seeking to obtain from Parent or any of its Subsidiaries any damages that are material, individually or in the aggregate, in relation to the value of the Company and its Subsidiaries, taken as a whole, (ii) seeking to prohibit or limit in any respect, or place any conditions on, the ownership or operation by the Company, Parent or any of their respective affiliates of all or any portion of the business or assets or any product of the Company or its Subsidiaries or Parent or its Subsidiaries or to require any such person to dispose of, license (whether pursuant to an exclusive or nonexclusive license) or hold separate all or any portion of the business or assets or any product of the Company or its Subsidiaries or Parent or its Subsidiaries, in each case as a result of or in connection with the Merger or any of the other transactions contemplated by this Agreement, (iii) seeking to directly or indirectly impose limitations on the ability of Parent or any of its affiliates to acquire or hold, or exercise full rights of ownership of, any shares of Company Common Stock or any shares of common stock of the Surviving Corporation or any of Parent’s Subsidiaries, including the right to vote Company Common Stock or the shares of common stock of the Surviving Corporation or any of Parent’s Subsidiaries on all matters properly presented to the stockholders of the Company, the Surviving Corporation or any of Parent’s Subsidiaries, respectively, or (iv) seeking to (A) directly or indirectly prohibit Parent or any of its affiliates from effectively controlling in any respect any of the business or operations of the Company or its or Parent’s Subsidiaries or (B) directly or indirectly prevent the Company or its or Parent’s Subsidiaries from operating any of their respective businesses in substantially the same manner as operated by the Company and its or Parent’s Subsidiaries prior to the date of this Agreement.

(d) Legal Restraint.    No Legal Restraint that could reasonably be expected to result, directly or indirectly, in any of the effects referred to in clauses (i) through (iv) of Section 6.02(c) shall be in effect.

(e) Consents.    Parent shall have received evidence, in form and substance reasonably satisfactory to it, that Parent or the Company shall have obtained (i) all material (individually or in the aggregate) consents, approvals, authorizations, qualifications and orders of all Governmental Entities legally required to effect the Merger and (ii) all consents, licenses (whether exclusive or nonexclusive), approvals and waivers required in order to enable the material operations of the Company and its Subsidiaries (including their material products) to be conducted by Parent following the Merger in substantially the same manner as conducted by the Company and its Subsidiaries prior to the date of this Agreement, in each case, without requiring the payment of any additional amounts of money that are material to the Company and its Subsidiaries, taken as a whole, or the grant of any concessions or licenses (whether exclusive or nonexclusive).

(f) Credit Agreement.    The Company shall have provided Parent with a pay-off letter with respect to the Credit Agreement, dated as of October 20, 2010, by and among KTI, PNC Bank, National Association, as administrative agent, and the lenders party thereto, reasonably satisfactory to Parent, which will become effective upon payment of the amount specified in such pay-off letter.

(g) No Material Adverse Effect.    Since the date of this Agreement, there shall not have occurred a Material Adverse Effect. Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect.

(h) Joint Venture Agreements.    The transactions contemplated by the China Transfer Agreement, the China Release Agreement, the Loan Releases and the Australia Letter Agreement, shall have been consummated prior to, or simultaneously with, the Closing, in each case, in accordance with the terms of such agreements.

(i) Indian Facilities.    If, and only in the event that, Parent has caused to be made available to the Company and its Subsidiaries, as applicable, a facility that is suitable and appropriately equipped (at Parent’s expense) for such purpose no later than five business days prior to the Closing Date, the Company shall have relocated all employees from its facility in Madhurawada Village, Visakhapatnam Rural Mandal, Visakhapatnam District, Andhra Pradesh, India to such facility.

SECTION 6.03.    Conditions to Obligation of the Company.    The obligation of the Company to effect the Merger is further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties.    The representations and warranties of Parent and Sub contained herein that are qualified as to materiality shall be true and correct (as so qualified), and the representations and warranties of Parent and Sub contained herein that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date. The Company shall have received a certificate signed on behalf of Parent by an authorized signatory of Parent to such effect.

(b) Performance of Obligations of Parent and Sub.    Parent and Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent by an authorized signatory of Parent to such effect.

SECTION 6.04.    Frustration of Closing Conditions.    None of the Company, Parent or Sub may rely on the failure of any condition set forth in Sections 6.01, 6.02 or 6.03, as the case may be, to be satisfied if such failure was caused by such party’s failure to use commercially reasonable efforts to consummate the Merger and the other transactions contemplated by this Agreement, as required by and subject to Section 5.03, or by such party’s breach of any other provision of this Agreement.

ARTICLE VII

Termination, Amendment and Waiver

SECTION 7.01.    Termination.    This Agreement may be terminated, and the Merger contemplated hereby may be abandoned, at any time prior to the Effective Time, whether before or after the Shareholder Approval has been obtained, upon written notice (other than in the case of Section 7.01(a) below) from the terminating party to the non-terminating party specifying the subsection of this Section 7.01 pursuant to which such termination is effected:

(a) by mutual written consent of Parent, Sub and the Company;

(b) by either Parent or the Company, if:

(i) the Merger shall not have been consummated by February 28, 2013 (the “Termination Date”) for any reason; provided, however, that the right to terminate this Agreement under this Section 7.01(b)(i) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

(ii) any Legal Restraint having the effect set forth in Section 6.01(c) shall be in effect and shall have become final and nonappealable; or

(iii) the Shareholders Meeting shall have been held and the Shareholder Approval shall not have been obtained thereat or at any adjournment or postponement thereof;

(c) by Parent, in the event the Company has delivered an Adverse Recommendation Change Notice or an Adverse Recommendation Change has occurred;

(d) by Parent, if (i) the Company shall have breached any of its representations or warranties or failed to perform any of its covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Sections 6.02(a) or 6.02(b) and (B) is incapable of being cured or is not cured by the Company by the date that is 30 business days after such breach or failure or, if capable of being cured by the Company by such date, the Company does not commence to cure such breach or failure within 10 business days after its receipt of written notice thereof from Parent and diligently pursue such cure thereafter, or (ii) if any Legal Restraint having any of the effects referred to in clauses (i) through (iv) of Section 6.02(c) shall be in effect and shall have become final and nonappealable; or

(e) by the Company, if Parent shall have breached any of its representations or warranties or failed to perform any of its covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Sections 6.03(a) or 6.03(b) and (ii) is incapable of being cured or is not cured by Parent or Sub by the date that is 30 business days after such breach or failure or, if capable of being cured by Parent or Sub by such date, Parent or Sub, as the case may be, does not commence to cure such breach or failure within 10 business days after its receipt of written notice thereof from the Company and diligently pursue such cure thereafter.

SECTION 7.02.    Effect of Termination.    In the event of termination of this Agreement by either the Company or Parent as provided in Section 7.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent, Sub or the Company, other than the last sentence of Section 5.02(a), Section 5.06, this Section 7.02 and Article VIII and except for any material breach by a party of any of its representations, warranties, covenants or agreements set forth in this Agreement (which material breach and liability therefor shall not be affected by termination of this Agreement or any payment of the Termination Fee pursuant to Section 5.06(b)).

SECTION 7.03.    Amendment.    This Agreement may be amended by the parties hereto at any time, whether before or after the Shareholder Approval has been obtained; provided, however, that after the Shareholder Approval has been obtained, there shall be made no amendment that by Law requires further approval by shareholders of the Company without the further approval of such shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

SECTION 7.04.    Extension; Waiver.    At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein; provided, however, that after the Shareholder Approval has been obtained, there shall be made no waiver that by Law requires further approval by shareholders of the Company without the further approval of such shareholders. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party which specifically sets forth the terms of such extension or waiver. The failure or delay by any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights nor shall any single or partial exercise by any party to this Agreement of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.

ARTICLE VIII

General Provisions

SECTION 8.01.    Nonsurvival of Representations and Warranties.    None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 8.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

SECTION 8.02.    Notices.    All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand or sent by facsimile, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows (or at such other address for a party as shall be specified by notice given in accordance with this Section 8.02):

if to Parent or Sub, to:

International Business Machines Corporation

New Orchard Road

Armonk, NY 10504

Facsimile: (914) 499-7803

Attention: Kevin J. Reardon

                      Vice President, Corporate Development

with a copy to:

International Business Machines Corporation

New Orchard Road

Armonk, NY 10504

Facsimile: (914) 499-6006

Attention: Gregory C. Bomberger

                  Vice President and Assistant General Counsel,

                  Corporate Development

and with a copy to:

Cravath, Swaine & Moore LLP

Worldwide Plaza

825 Eighth Avenue

New York, NY 10019

Facsimile: (212) 474-3700

Attention: Scott A. Barshay, Esq.

if to the Company, to:

Kenexa Corporation

650 East Swedesford Road

Wayne, PA 19087

Facsimile: (610) 971-9181

Attention: Donald F. Volk

                  Chief Financial Officer

with a copy to:

Pepper Hamilton LLP

3000 Two Logan Square

Eighteenth and Arch Streets

Philadelphia, PA 19103

Facsimile: (215) 981-4750

Attention: Barry M. Abelson, Esq.

                  John P. Duke, Esq.

SECTION 8.03.    Definitions.    For purposes of this Agreement:

(a) “affiliate” means, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such first person;

(b) “JV Agreement” means each of the China Transfer Agreement, the China Release Agreement, the Loan Releases, the China Side Agreement and the Australia Letter Agreement;

(c) as it relates to the Company, “knowledge” means, with respect to any matter in question, the actual knowledge, after reasonable inquiry and investigation, of any officer or employee of the Company identified in Section 8.03(c) of the Company Letter;

(d) “Material Adverse Effect” means any state of facts, change, development, event, effect, condition, occurrence, action or omission that, individually or in the aggregate, is reasonably likely to (i) result in a material adverse effect on the business, assets, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, (ii) prevent, materially impede or materially delay the consummation by the Company of the Merger or the other transactions contemplated by this Agreement or (iii) result in a material impairment on the ability of Parent and its Subsidiaries to continue operating the business of the Company and its Subsidiaries after the Closing in substantially the same manner as it was operated immediately prior to the date of this Agreement; provided, however, that in no event shall any of the following events, effects or circumstances, alone or in combination, be deemed to constitute, or be taken into account, in determining whether there has been, or would be, a Material Adverse Effect: (A) any change in general economic, market or political conditions affecting the industry in which the Company operates that does not disproportionately affect the Company and its Subsidiaries, taken as a whole, relative to other participants in its industry; (B) any change in GAAP or applicable Law that does not disproportionately affect the Company and its Subsidiaries, taken as a whole, relative to other participants in its industry in the United States; (C) any act of terrorism, war (whether or not declared), national disaster or any national or international calamity affecting the United States that does not disproportionately affect the Company and its Subsidiaries, taken as a whole, relative to other participants in its industry in the United States; (D) any failure to meet internal or published projections, forecasts or revenue or earnings predictions for any period (provided that the underlying causes of such failures may constitute or be taken into account in determining whether there has been, or would be, a Material Adverse Effect); (E) any change in the price or trading volume of the Common Stock in and of itself (provided that the underlying causes of such change may constitute or be taken into account in determining whether there has been, or would be, a

Material Adverse Effect); (F) any loss of or adverse change in the relationship of the Company and its Subsidiaries with their respective employees, customers, distributors, licensors, partners or suppliers attributable to the announcement or pendency of this Agreement or the transactions contemplated hereby; or (G) any action or omission of the Company or any of its Subsidiaries taken with the prior written consent of Parent;

(e) “person” means any natural person, corporation, limited liability company, partnership, joint venture, trust, business association, Governmental Entity or other entity; and

(f) a “Subsidiary” of any person means any other person (i) more than 50% of whose outstanding shares or securities representing the right to vote for the election of directors or other managing authority of such other person are, now or hereafter, owned or controlled, directly or indirectly, by such first person, but such other person shall be deemed to be a Subsidiary only so long as such ownership or control exists, or (ii) which does not have outstanding shares or securities with such right to vote, as may be the case in a partnership, joint venture or unincorporated association, but more than 50% of whose ownership interest representing the right to make the decisions for such other person is, now or hereafter, owned or controlled, directly or indirectly, by such first person, but such other person shall be deemed to be a Subsidiary only so long as such ownership or control exists.

SECTION 8.04.    Exhibits; Interpretation.    The headings contained in this Agreement or in any Exhibit hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Any capitalized terms used in any Exhibit but not otherwise defined therein shall have the meaning as defined in this Agreement. When a reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement unless otherwise indicated. For all purposes hereof, the terms “include”, “includes” and “including” shall be deemed followed by the words “without limitation”. The words “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”. Except as otherwise provided, any information “made available” to Parent by the Company or its Subsidiaries shall include only that information contained in such documents stored on the hard disk reflecting the contents of that certain virtual data room maintained by the Company through Merrill Corporation and that Parent’s representatives have been granted access to as of 3:00 p.m., New York City time, on August 25, 2012, a copy of which has been provided to Parent prior to the date of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented. References to a person are also to its permitted successors and assigns.

SECTION 8.05.    Counterparts.    This Agreement may be executed in one or more counterparts (including by facsimile), all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

SECTION 8.06.    Entire Agreement; No Third-Party Beneficiaries.    This Agreement (a) together with any Exhibit hereto and the Company Letter, constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement, except for the Confidentiality Agreement and the Shareholder Agreements, and (b) except for the provisions of Section 5.05, is not intended to confer upon any person other than the parties hereto (and their respective successors and assigns) any rights (legal, equitable or otherwise) or remedies, whether as third party beneficiaries or otherwise.

SECTION 8.07.    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof, except to the extent the Laws of the Commonwealth of Pennsylvania are mandatorily applicable to this Agreement, the Merger or the Articles of Merger.

SECTION 8.08.    Assignment.    Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties, except that Parent and Sub may assign, in their sole discretion, any or all of their rights, interests and obligations under this Agreement to any affiliate of Parent, but no such assignment shall relieve the assigning party of its obligations under this Agreement if such assignee does not perform such obligations. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

SECTION 8.09.    Consent to Jurisdiction; Service of Process; Venue.    Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of (a) any New York State court sitting in the County of New York and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or the Merger or any other transaction contemplated by this Agreement (and agrees that no such action, suit or proceeding relating to this Agreement shall be brought by it or any of its Subsidiaries except in such courts). In the event of an action filed in any New York State court sitting in the County of New York, each party commits to designate such action as appropriate for assignment to the Commercial Division. Each of the parties further agrees that, to the fullest extent permitted by applicable Law, service of any process, summons, notice or document by U.S. registered mail to such person’s respective address set forth above shall be effective service of process for any action, suit or proceeding in the State of New York with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives (and agrees not to plead or claim), any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the Merger or any of the other transactions contemplated by this Agreement in (i) any New York State court sitting in the County of New York or (ii) the United States District Court for the Southern District of New York, or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 8.10.    Waiver of Jury Trial.    Each party hereto hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any suit, action or other proceeding directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 8.10.

SECTION 8.11.    Enforcement.    The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York State court sitting in the County of New York or in the United States District Court for the Southern District of New York, this being in addition to any other remedy to which they are entitled at Law or in equity.

SECTION 8.12.    Consents and Approvals.    For any matter under this Agreement requiring the consent or approval of any party to be valid and binding on the parties hereto, such consent or approval must be in writing and executed and delivered to the other parties by a person duly authorized by such party to do so.

SECTION 8.13.    Severability.    If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision hereof and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature page follows]

IN WITNESS WHEREOF, Parent, Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

INTERNATIONAL BUSINESS MACHINES CORPORATION

By:	/s/ Kevin J. Reardon
Name: Kevin J. Reardon
Title: Vice President, Corporate Development

JASMINE ACQUISITION CORP.

By:	/s/ Gregory C. Bomberger
Name: Gregory C. Bomberger
Title: Secretary

KENEXA CORPORATION

By:	/s/ Nooruddin S. Karsan
Name: Nooruddin S. Karsan
Title: Chairman of the Board and Chief
Executive Officer

EXHIBIT A

SHAREHOLDER AGREEMENT dated as of August 25, 2012 (this “Agreement”), among INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation (“Parent”), and             (“Shareholder”).

WHEREAS Parent, Jasmine Acquisition Corp., a Pennsylvania corporation and a wholly owned subsidiary of Parent (“Sub”), and Kenexa Corporation, a Pennsylvania corporation (the “Company”), have contemporaneously with the execution of this Agreement entered into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement);

WHEREAS Shareholder is the record or beneficial owner of the number of shares of Company Common Stock set forth on Schedule A (such shares of capital stock of the Company, the “Original Shares”, and together with any New Shares (as defined below), the “Subject Shares”); and

WHEREAS as a condition to their willingness to enter into the Merger Agreement, Parent and Sub have requested that Shareholder enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, each party hereto agrees as follows:

SECTION 1.    Representations and Warranties of Shareholder.    Shareholder hereby represents and warrants to Parent as follows:

(a) Organization; Authority; Execution and Delivery; Enforceability.    Shareholder has all requisite power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the provisions of this Agreement. This Agreement has been duly executed and delivered by such Shareholder and, assuming due authorization, execution and delivery by Parent, constitutes a valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms. If Shareholder is married and the Subject Shares of Shareholder constitute community property or if spousal or other approval is required for this Agreement to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, Shareholder’s spouse, enforceable against such spouse in accordance with its terms.

(b) No Conflicts; Consents.    The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement and the compliance by Shareholder with the terms of this Agreement do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in termination, amendment, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of Shareholder under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, (i) any Contract to or by which Shareholder is a party or bound or to or by which any of the properties or assets of Shareholder (including the Subject Shares) is bound or subject or (ii) subject to the governmental filings and other matters referred to in the following sentence, any Law or Judgment, in each case, applicable to Shareholder or to Shareholder’s properties or assets (including the Subject Shares) other than, in the case of clauses (i) and (ii) of this paragraph, any such conflicts, violations, breaches, defaults, terminations, cancelations, accelerations, rights, losses, Liens or entitlements that individually or in the aggregate are not reasonably likely to (x) impair in any material respect the ability of Shareholder to perform its obligations under this Agreement or (y) prevent or materially impede or delay the consummation of any of the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity or other person (including any spouse) (“Consent”) is required by or with respect to Shareholder in connection with the execution and delivery of this Agreement by Shareholder, the consummation by Shareholder of the transactions contemplated by this Agreement or the

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compliance by Shareholder with the terms of this Agreement, except for (1) filings under the HSR Act and any other applicable competition, merger control, antitrust or similar law or regulation, (2) filings with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and (3) those Consents which have already been obtained.

(c) Ownership.    Shareholder is the record and beneficial owner of the number of Original Shares set forth on Schedule A, and Shareholder’s Original Shares constitute all of the shares of Company Common Stock held of record, beneficially owned or for which voting power or disposition power is held by Shareholder. Shareholder has good and marketable title, free and clear of any Liens, to those Original Shares of which Shareholder is the record owner. Shareholder does not own, of record or beneficially, (i) any shares of capital stock of the Company other than the Original Shares or (ii) any option, warrant, call or other right to acquire or receive capital stock or other equity or voting interests in the Company, other than those set forth on Schedule B. Shareholder has the sole right to vote and Transfer Shareholder’s Original Shares, and none of Shareholder’s Original Shares are subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of Shareholder’s Original Shares, except as set forth in Sections 3 and 4 of this Agreement.

SECTION 2.    Representations and Warranties of Parent.    Parent hereby represents and warrants to Shareholder as follows: Parent has the requisite corporate power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the provisions of this Agreement. The execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated by this Agreement and the compliance by Parent with the provisions of this Agreement have been duly authorized by all necessary corporate action on the part of Parent and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming due execution and delivery by Shareholder, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance by Parent with the terms of this Agreement will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in termination, cancelation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) the certificate of incorporation or bylaws of Parent, (ii) any Contract to or by which Parent is a party or bound or to or by which any of the properties or assets of Parent is subject or bound or (iii) subject to the governmental filings and other matters referred to in the following sentence, any Law or Judgment, in each case, applicable to Parent or its properties or assets other than, in the case of clauses (ii) and (iii), any such conflicts, violations, breaches, defaults, terminations, cancelations, accelerations, rights, losses, Liens or entitlements that individually or in the aggregate are not reasonably likely to (x) impair in any material respect the ability of Parent to perform its obligations under this Agreement or (y) prevent or materially impede or delay the consummation of any of the transactions contemplated by this Agreement. No Consent is required by or with respect to Parent in connection with the execution and delivery of this Agreement by Parent or the consummation by Parent of the transactions contemplated hereby, other than as contemplated by the Merger Agreement.

SECTION 3.    Covenants of Shareholder.    Shareholder covenants and agrees as follows:

(a) At any meeting of the shareholders of the Company called to vote upon the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement, or at any postponement or adjournment thereof, or in any other circumstances upon which a vote, consent, adoption or other approval (including by written consent solicitation) with respect to the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement is sought, Shareholder shall (i) appear at such meeting or otherwise cause its Subject Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted) all of Shareholder’s Subject Shares in favor of, and shall consent

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to (or cause to be consented to), the adoption of the Merger Agreement and the approval of the terms thereof and of the Merger and each of the other transactions contemplated by the Merger Agreement.

(b) Shareholder shall not, and shall not commit or agree to, (i) sell, transfer, pledge, exchange, assign, tender or otherwise dispose of (including by gift, merger or otherwise by operation of law) (collectively, “Transfer”), or consent to or permit any Transfer of, any Subject Shares (or any interest therein) or any rights to acquire any securities or equity interests of the Company, or enter into any Contract, option, call or other arrangement with respect to the Transfer (including any profit-sharing or other derivative arrangement) of any Subject Shares (or any interest therein) or any rights to acquire any securities or equity interests of the Company, to any person other than pursuant to this Agreement or the Merger Agreement, unless prior to any such Transfer the transferee of the Subject Shares is a party to this Agreement, enters into a shareholder agreement with Parent on terms substantially identical to the terms of this Agreement or agrees to become a party to this Agreement pursuant to a joinder agreement satisfactory to Parent, or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares or rights to acquire any securities or equity interests of the Company, other than this Agreement. Each certificate or other instrument representing any Subject Shares shall bear a legend that such Subject Shares are subject to the provisions of this Agreement, including this Section 3(b).

(c) (i) Shareholder shall not commit or agree to take any action inconsistent with the transactions contemplated by, or the terms of, this Agreement or the Merger Agreement. Shareholder hereby consents to and approves the actions taken by the Board of Directors of the Company in approving and declaring advisable the Merger. Shareholder hereby waives any rights of appraisal, or rights to dissent from the Merger, that Shareholder may have.

(ii) Shareholder shall not, and Shareholder shall not permit or authorize or permit any Affiliate, spouse, employee or partner of Shareholder or any investment banker, attorney, accountant or other advisor or representative of Shareholder to, directly or indirectly, issue any press release or make any other public statement with respect to the Merger Agreement, this Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement or by this Agreement without the prior written consent of Parent, except as may be required by applicable Law or court process.

(d) (i) Shareholder hereby agrees that, in the event (i) of any stock or extraordinary dividend or other distribution, stock split, reverse stock split, recapitalization, reclassification, reorganization, combination or other like change, of or affecting the Subject Shares or (ii) that Shareholder purchases or otherwise acquires beneficial ownership of or an interest in, or acquires the right to vote or share in the voting of, any shares of capital stock of the Company, in each case after the execution of this Agreement (including by conversion, operation of law or otherwise) (collectively, the “New Shares”), Shareholder shall deliver promptly to Parent written notice of its acquisition or receipt of New Shares which notice shall state the number of New Shares so acquired or received. Shareholder agrees that any New Shares acquired or received by Shareholder pursuant to clause (i) or (ii) of this paragraph shall be subject to the terms of this Agreement, including all covenants, agreements, obligations, representations and warranties set forth herein, and shall constitute Subject Shares to the same extent as if those New Shares were owned by Shareholder on the date of this Agreement. Shareholder agrees that this Agreement and the obligations hereunder shall be binding upon any person to which record or beneficial ownership of Shareholder’s Subject Shares shall pass, whether by operation of Law or otherwise, including Shareholder’s heirs, guardians, administrators or successors, and Shareholder further agrees to take all actions necessary to effectuate the foregoing.

SECTION 4.    Grant of Irrevocable Proxy; Appointment of Proxy.    (a) Shareholder hereby irrevocably grants to, and appoints, Parent and any other individual designated in writing by Parent, and each of them individually, Shareholder’s proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of Shareholder, to vote all of Shareholder’s Subject Shares at any meeting of shareholders of the Company or any adjournment or postponement thereof, or grant a consent or approval in

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respect of Shareholder’s Subject Shares, (i) in favor of the adoption of the Merger Agreement and the approval of the terms thereof and of the Merger and each of the other transactions contemplated by the Merger Agreement, and (ii) otherwise in accordance with Section 3 of this Agreement. The proxy granted in this Section 4 shall expire upon the termination of this Agreement.

(b) Shareholder represents that any proxies heretofore given in respect of Shareholder’s Subject Shares are not irrevocable, and that all such proxies are hereby revoked.

(c) Shareholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Shareholder under this Agreement. Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Shareholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Each such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 1759 of the PBCL.

SECTION 5.    Further Assurances.    Shareholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may request for the purpose of effectuating the matters covered by this Agreement, including the grant of the proxies set forth in Section 4 of this Agreement.

SECTION 6.    Assignment.    Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto, except that Parent may in its sole discretion assign, in whole or in one or more parts, any or all of its rights, interests or obligations under this Agreement to any Affiliate of Parent, but no such assignment shall relieve Parent of any of its obligations under this Agreement if the applicable assignee does not perform such obligations. Any purported assignment in violation of this Section 6 shall be void. Subject to the preceding sentences of this Section 6, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

SECTION 7.    Termination.    This Agreement shall terminate upon the earlier of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms.

SECTION 8.    General Provisions. (a) Amendments.    This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

(b) Notices.    All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand or sent by facsimile, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), to Parent in accordance with Section 8.02 of the Merger Agreement and to the Shareholder at the address set forth on the signature page (or at such other address for a party as shall be specified by notice given in accordance with this Section 8(b)).

(c) Interpretation.    When a reference is made in this Agreement to a Section or a Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof” shall refer to the date of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The definitions contained in this Agreement are applicable to the singular as

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well as the plural forms of such terms. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented. References to a person are also to its permitted successors and assigns.

(d) Counterparts.    This Agreement may be executed in one or more counterparts (including by facsimile), all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

(e) Entire Agreement; No Third-Party Beneficiaries.    This Agreement (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and (b) is not intended to confer upon any person other than the parties hereto and their respective successors and assigns any rights (legal, equitable or otherwise, except the rights conferred upon those persons specified as proxies in Section 4) or remedies, whether as third party beneficiaries or otherwise.

(f) Governing Law.    This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof, except to the extent the Laws of the Commonwealth of Pennsylvania are mandatorily applicable to this Agreement.

(g) Severability.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and terms of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner and to the end that the transactions contemplated hereby are fulfilled to the extent possible.

(h) Consent to Jurisdiction; Service of Process; Venue.    Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of (a) any New York State court sitting in the County of New York and (b) the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Agreement or the Merger or any other transaction contemplated by this Agreement (and agrees that no such action, suit or proceeding relating to this Agreement shall be brought by it or any of its Subsidiaries except in such courts). In the event of an action filed in any New York State court sitting in the County of New York, each party commits to designate such action as appropriate for assignment to the Commercial Division. Each of the parties further agrees that, to the fullest extent permitted by applicable Law, service of any process, summons, notice or document by U.S. registered mail to such person’s respective address set forth above shall be effective service of process for any action, suit or proceeding in the State of New York with respect to any matter to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. The Shareholder hereby appoints the Company as its agent for service of process for any claim, action, suit or other proceeding in New York with respect to any matters to which it has submitted to jurisdiction as set forth above. Each of the parties hereto irrevocably and unconditionally waives (and agrees not to plead or claim), any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the Merger or any of the other transactions contemplated by this Agreement in (a) any New York State court sitting in the County of New York or (b) the United States District Court for the Southern District of New York, or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(i) Enforcement.    The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York State court sitting in the County of New York or in the United States District Court for the Southern District of New York, this being in addition to any other remedy to which they are entitled at Law or in equity.

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(j) Waiver of Jury Trial.    Each party hereto hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any suit, action or other proceeding directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 8(j).

(k) Expenses.     All fees, costs and expenses (including all legal, accounting, broker, finder or investment banker fees) incurred in connection with this Agreement and the transactions contemplated hereby are to be paid by the party incurring such fees, costs and expenses.

[Signature page follows]

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IN WITNESS WHEREOF, Parent has caused this Agreement to be signed by its officer thereunto duly authorized and Shareholder has signed this Agreement, all as of the date first written above.

INTERNATIONAL BUSINESS MACHINES CORPORATION

by
Name:
Title:

SHAREHOLDER:

Name:
Address:

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Number of Subject Shares Owned of Record	Number of Subject Shares Owned Beneficially

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Number of Shares Subject to Unexercised Options	Number of Shares Subject to Unvested RSUs

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Annex B

August 25, 2012

The Board of Directors

Kenexa Corporation

650 East Swedesford Road

Wayne, Pennsylvania 19087

Dear Members of the Board:

We understand that Kenexa Corporation, a Pennsylvania corporation (“Kenexa”), International Business Machines Corporation, a New York corporation (“Buyer”), and Jasmine Acquisition Corp., a Pennsylvania corporation and wholly owned subsidiary of Buyer (“Merger Sub”), propose to enter into an Agreement and Plan of Merger (the “Agreement”), pursuant to which Buyer will acquire Kenexa (the “Transaction”). Pursuant to the Agreement, Merger Sub will be merged with and into Kenexa and each outstanding share of the common stock, par value $0.01 per share, of Kenexa (“Kenexa Common Stock”), other than shares of Kenexa Common Stock held by Buyer or Merger Sub (such holders, collectively, “Excluded Holders”), will be converted into the right to receive $46.00 in cash (the “Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement.

You have requested our opinion as of the date hereof as to the fairness, from a financial point of view, to the holders of Kenexa Common Stock (other than Excluded Holders) of the Consideration to be paid to such holders in the Transaction.

In connection with this opinion, we have:

(i)	Reviewed the financial terms and conditions of a draft, dated August 24, 2012, of the Agreement;

(ii)	Reviewed certain publicly available historical business and financial information relating to Kenexa;

(iii)	Reviewed various financial forecasts and other data provided to us by Kenexa relating to the business of Kenexa;

(iv)	Held discussions with members of the senior management of Kenexa with respect to the business and prospects of Kenexa;

(v)	Reviewed public information with respect to certain other companies in lines of business we believe to be generally relevant in evaluating the business of Kenexa;

(vi)	Reviewed the financial terms of certain business combinations involving companies in lines of business we believe to be generally relevant in evaluating the business of Kenexa;

(vii)	Reviewed historical stock prices and trading volumes of Kenexa Common Stock; and

(viii)	Conducted such other financial studies, analyses and investigations as we deemed appropriate.

We have assumed and relied upon the accuracy and completeness of the foregoing information, without independent verification of such information. We have not conducted any independent valuation or appraisal of any of the assets or liabilities (contingent or otherwise) of Kenexa or Buyer or concerning the solvency or fair value of Kenexa or Buyer, and we have not been furnished with any such valuation or appraisal. With respect to the financial forecasts utilized in our analyses, we have assumed, with the consent of Kenexa, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments as to the future financial performance of Kenexa. We assume no responsibility for and express no view as to any such forecasts or the assumptions on which they are based.

The Board of Directors

Kenexa Corporation

August 25, 2012

Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof. We do not express any opinion as to the price at which shares of Kenexa Common Stock may trade at any time subsequent to the announcement of the Transaction. In connection with our engagement, we were not authorized to, and we did not, solicit indications of interest from third parties regarding a potential transaction with Kenexa, nor were we requested to consider, and our opinion does not address the relative merits of the Transaction as compared to any other transaction or business strategy in which Kenexa might engage or the merits of the underlying decision by Kenexa to engage in the Transaction.

In rendering our opinion, we have assumed, with the consent of Kenexa, that the Transaction will be consummated on the terms described in the Agreement, without any waiver or modification of any material terms or conditions. Representatives of Kenexa have advised us, and we have assumed, that the Agreement, when executed, will conform to the draft reviewed by us in all material respects. We also have assumed, with the consent of Kenexa, that obtaining the necessary governmental, regulatory or third party approvals and consents for the Transaction will not have an adverse effect on Kenexa, Buyer or the Transaction. We do not express any opinion as to any tax or other consequences that might result from the Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that Kenexa obtained such advice as it deemed necessary from qualified professionals. We express no view or opinion as to any terms or other aspects (other than the Consideration to the extent expressly specified herein) of the Transaction, including, without limitation, the form or structure of the Transaction or any shareholder, voting, non-competition, non-solicitation or other agreements or arrangements entered into in connection with, or contemplated by, the Transaction. In addition, we express no view or opinion as to the fairness of the amount or nature of, or any other aspects relating to, the compensation to, or any agreements entered into with Buyer by, any officers, directors or employees of any parties to the Transaction, or class of such persons, relative to the Consideration or otherwise.

Lazard Frères & Co. LLC (“Lazard”) is acting as financial advisor to Kenexa in connection with the Transaction and will receive a fee for such services, a portion of which is payable upon the rendering of this opinion and a substantial portion of which is contingent upon the closing of the Transaction. We and Lazard Capital Markets LLC (an entity indirectly owned in large part by current and former managing directors of Lazard) in the past have provided certain investment banking services to Kenexa and in the past provided and currently are providing certain investment banking services to Buyer, for which we have received and may receive compensation, including, during the past two years, Lazard acting as financial advisor to Kenexa in connection with its acquisition of Salary.com, Inc. in October 2010, Lazard Capital Markets LLC serving as joint book-runner on a follow-on equity offering by Kenexa in May 2011 and Lazard acting as financial advisor to Buyer in connection with its sale of its Retail Store Solutions business in August 2012. In addition, in the ordinary course of their respective businesses, Lazard, Lazard Capital Markets LLC and their respective affiliates may actively trade securities of Kenexa and Buyer for their own accounts and for the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities, and may also trade and hold securities on behalf of Kenexa and Buyer. The issuance of this opinion was approved by the Opinion Committee of Lazard.

The Board of Directors

Kenexa Corporation

August 25, 2012

Our engagement and the opinion expressed herein are for the benefit of the Board of Directors of Kenexa (in its capacity as such), and our opinion is rendered to the Board of Directors of Kenexa in connection with its evaluation of the Transaction. Our opinion is not intended to and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the Transaction or any matter relating thereto.

Based on and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be paid to holders of Kenexa Common Stock (other than Excluded Holders) in the Transaction is fair, from a financial point of view, to such holders of Kenexa Common Stock (other than Excluded holders).

Very truly yours,

LAZARD FRERES & CO. LLC

By	/s/ Mark Dolins
Mark Dolins Managing Director

[Form of Proxy Card]

PROXY

KENEXA CORPORATION

650 East Swedesford Road Second Floor

Wayne, PA 19087

SPECIAL MEETING OF SHAREHOLDERS

November 29, 2012

THIS PROXY IS SOLICITED ON BEHALF OF KENEXA CORPORATION’S BOARD OF DIRECTORS

The undersigned hereby appoints Nooruddin (Rudy) S. Karsan and Donald F. Volk proxies for the undersigned, each with power to appoint his or her substitute, and authorizes each of them acting alone, or together if more than one is present, to represent and to vote, as specified below, all of the shares of the undersigned held of record by the undersigned on October 24, 2012, at the Special Meeting of Shareholders to be held on November 29, 2012, at 10:00 A.M., Eastern Time at the offices of Pepper Hamilton LLP, Eighteenth & Arch Streets, 3000 Two Logan Square, Philadelphia, PA 19103-2799, or at any adjournments or postponements thereof, with all the power the undersigned would possess if personally present at the Special Meeting of Shareholders, with respect to the matters set forth on the reverse side, as more fully described in the proxy statement received by the undersigned stockholder.

Your shares will be voted as directed on this proxy. If this card is signed and no direction is given for any item, it will be voted FOR all items.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:

The Notice of Special Meeting of Shareholders and the Proxy Statement for the meeting are available at

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-800-690-6903 on a Touch-Tone Phone. There is no charge to you for this call.

or

2.	Via the Internet at www.proxyvote.com and follow the instructions.

or

3.	Mark, sign, and date your proxy card and return it promptly in the enclosed envelope.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note that telephone and Internet votes must be cast prior to 11:59 p.m., Eastern Time, on November 28, 2012. It is not necessary to return this proxy if you vote by telephone or internet.

Vote by Telephone Call toll-free on a touch-tone phone any time prior to 11:59 p.m., Eastern Time, on November 28, 2012:	Vote by Internet Any time prior to 11:59 p.m., Eastern Time, on November 28, 2012 go to :

Please note that the last vote received in accordance with the instructions contained in this proxy card, whether by telephone, Internet or mail, will be the vote counted.

☑. Please mark your votes as in this example.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR all proposals.

The Board of Directors recommends you vote FOR proposals 1, 2, and 3:

1.	Merger Proposal. The proposal to adopt the Agreement and Plan of Merger, dated as of August 25, 2012, by and among International Business Machines Corporation, a New York corporation (“IBM”), Jasmine Acquisition Corp., a Pennsylvania corporation and wholly-owned subsidiary of IBM, and Kenexa Corporation, as such agreement may be amended from time to time.

❑	FOR

❑	AGAINST

❑	ABSTAIN

2.	Adjournment Proposal. The proposal to adjourn the special meeting to a later date, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes in favor of adoption of the merger agreement at the time of the special meeting.

❑	FOR

❑	AGAINST

❑	ABSTAIN

3.	Advisory Vote on Golden Parachute Compensation. The proposal to approve, on an advisory (non-binding) basis, certain “golden parachute” compensation that may be paid or become payable to Kenexa Corporation’s named executive officers in connection with the merger, including the agreements and understandings with Kenexa Corporation pursuant to which such compensation may be paid or become payable.

❑	FOR

❑	AGAINST

❑	ABSTAIN

Please date and sign your Proxy on the reverse side and return it promptly.

In their discretion, the persons you name as proxies are authorized to vote upon such other matters of which Kenexa Corporation does not have advance notice that may properly come before the special meeting and any and all postponements, recesses or adjournments thereof, and upon matters incidental to the conduct of the special meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED “FOR” THE ADOPTION OF THE MERGER AGREEMENT, “FOR” THE GOLDEN PARACHUTE COMPENSATION THAT MAY BE PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS IN CONNECTION WITH THE MERGER AND “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES TO APPROVE THE PROPOSAL TO ADOPT THE MERGER AGREEMENT. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THIS PROXY MUST BE EXECUTED FOR YOUR VOTE TO BE COUNTED.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT AND HEREBY REVOKES ALL PRIOR PROXIES WITH RESPECT TO THE MATTERS SET FORTH HEREIN.

Signature of Shareholder

Signature of Shareholder

Date:

NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.